EXHIBIT 10.4
July 9, 2010

Federal Reserve Bank of New York
33 Liberty Street
New York, NY 10045-0001
Attention:	Steven Manzari, Credit, Investment & Payment Risk
Telecopy No.: (212) 720-6332
James R. Hennessey, Legal Department
Telecopy No.: (212) 720-7797

AIG Funding, Inc., as Lender
72 Wall Street, 10th Floor
New York, NY 10005
Attention:	Neil Friedman
Telecopy No.: (212) 363-7176
AMENDMENT NO. 5 TO SCHEDULES OF CERTAIN LOAN DOCUMENTS
     Reference is made to that certain (i) Credit Agreement dated as of October 13, 2009 (as amended, restated or otherwise modified from time to time, the “Credit Agreement”), among International Lease Finance Corporation, a California corporation (the “Parent Borrower”), States Aircraft, Inc., a California corporation (the “U.S. Subsidiary Borrower”), Shrewsbury Aircraft Leasing Limited, a private limited liability company incorporated under the laws of Ireland with registration number 475896 (the “Irish Subsidiary Borrower” and together with the Parent Borrower and the U.S. Subsidiary Borrower, the “Borrowers”), Top Aircraft, Inc., a California corporation (“Holdings”), ILFC Ireland Limited, a private limited liability company incorporated under the laws of Ireland with registration number 20936 (“ILFC Ireland”), ILFC France S.a.r.l, a société à responsabilité limitée incorporated under the laws of France (“ILFC France”), ILFC Labuan Ltd., a Labuan private limited liability company incorporated under the Offshore Companies Act 1990 of Malaysia (“ILFC Labuan” and together with ILFC Ireland and ILFC France, the “Initial Intermediate Lessees”), ILFC Cayman Limited, an exempted company incorporated under the laws of the Cayman Islands (“ILFC Cayman”), ILFC ARUBA A.V.V., an exempt corporation incorporated under the laws of Aruba (“ILFC Aruba”), ILFC (BERMUDA) III, LTD., a company incorporated under the laws of Bermuda (“ILFC Bermuda” and together with ILFC Cayman and ILFC Aruba, the “Additional Intermediate Lessees”), AIG Funding, Inc., a Delaware corporation (the “Lender”), and Wells Fargo Bank Northwest, National Association, a national banking association (“Wells Fargo”), as Security Trustee, (ii) Amended and Restated Credit Agreement dated as of October 13, 2009 (as amended, restated or otherwise modified from time to time, the “Amended and Restated Credit Agreement” and, together with the Credit Agreement, the “Credit Agreements”), among the Borrowers, Holdings, the Initial Intermediate Lessees, the Additional Intermediate Lessees, the Lender, and Wells Fargo, as Security Trustee, and (iii) the Aircraft Mortgage and Security Agreement dated as of October 13, 2009 (as amended, restated or otherwise modified from time to time, the “Security Agreement”), by the Borrowers, Holdings, the Initial Intermediate Lessees, and the Additional Intermediate Lessees in favor of the Security Trustees.
     The Parent Borrower has entered into that certain Aircraft Sale Agreement dated as of April 13, 2010 with Macquarie Aerospace Limited (“Macquarie”), whereby the Parent Borrower agreed to sell, and Macquarie agreed to purchase, fifty-three (53) aircraft (collectively, the “Sale Aircraft”), and all related equipment and leases. As more fully set forth in that certain Waiver and Consent — Macquarie Sale (the “Waiver”) dated as of April 13, 2010, the Required Persons have agreed to remove certain Pool Aircraft (collectively, the “Removed Aircraft”), and all related equipment and leases, that are also Sale Aircraft from the Designated Pool upon the Parent Borrower’s satisfaction of certain conditions as more fully set forth in the Waiver, including the provision of Non-Pool Aircraft of reasonably equivalent appraised value and otherwise acceptable to the Required Persons in substitution for the Removed Aircraft (the “Substitution”). The parties hereto agree that the Substitution with respect to the aircraft listed on Annex I hereto shall be effective as of the date hereof and that the schedules to the Credit Agreements and the Mortgage shall be amended as follows:
     (a) Schedule I of the Mortgage is hereby replaced in its entirety with Schedule A attached hereto;
     (b) Schedule 3.19(a) of the Credit Agreement is hereby replaced in its entirety with Schedule B attached hereto;
     (c) Schedule 3.19(a) of the Amended and Restated Credit Agreement is hereby replaced in its entirety with Schedule C attached hereto;
     (d) Schedule 3.19(b) of the Credit Agreement is hereby replaced in its entirety with Schedule D attached hereto;
     (e) Schedule 3.19(b) of the Amended and Restated Credit Agreement is hereby replaced in its entirety with Schedule E attached hereto;
     (f) Schedule 3.19(c) of the Credit Agreement is hereby replaced in its entirety with Schedule F attached hereto;
     (g) Schedule 3.19(c) of the Amended and Restated Credit Agreement is hereby replaced in its entirety with Schedule G attached hereto;
     (h) Schedule 3.19(d) of the Credit Agreement is hereby replaced in its entirety with Schedule H attached hereto; and

     (i) Schedule 3.19(d) of the Amended and Restated Credit Agreement is hereby replaced in its entirety with Schedule I attached hereto.
[signature page(s) follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 5 to Schedules of Certain Loan Documents be duly executed by their respective authorized officers as of the day and year first above written.

INTERNATIONAL LEASE FINANCE CORPORATION
By:	/s/ Vincent Drouillard
	Name:	Vincent Drouillard
	Title:	Vice President

STATES AIRCRAFT, INC.
By:	/s/ Brian M. Monkarsh
	Name:	Brian M. Monkarsh
	Title:	Secretary

SIGNED SEALED AND DELIVERED		SHREWSBURY AIRCRAFT LEASING LIMITED
by SHREWSBURY AIRCRAFT
LEASING LIMITED by its duly
appointed attorney in the presence of:

By:	/s/ Maeved Reilly	By:	/s/ Niall C. Sommerville

	Name: Maeved Reilly		Name: Niall C. Sommerville
	Address: 30 North Wall Quay Dublin 1.		Title: Director
Occupation:

TOP AIRCRAFT, INC.
By:	/s/ Brian M. Monkarsh
	Name:	Brian M. Monkarsh
	Title:	Secretary

AIG FUNDING, INC.
By:	/s/ Neil Friedman
	Name:	Neil Friedman
	Title:	Vice President

FEDERAL RESERVE BANK OF NEW YORK
By:	/s/ Steven J. Manzari
	Name:	Steven J. Manzari
	Title:	Senior Vice President

WELLS FARGO BANK NORTHWEST,
     NATIONAL ASSOCIATION, not in
     its individual capacity but solely as the
     First Lien Security Trustee, the
     Second Lien Security Trustee, the
     Third Lien Security Trustee and the
     Fourth Lien Security Trustee

By:	/s/ Val T. Orton
	Name:	Val T. Orton
	Title:	Vice President

Annex I
Removed Aircraft:

		Airframe
	Airframe	Manufacturer		Engine Manufacturer and
	MSN	and Model	Engine MSNs	Model
1	2186	Airbus A319-100	575765, 575769	CFM56-5B5/P
2	2065	Airbus A320-200	575919, 575922	CFM56-5B4/2P
3	2085	Airbus A320-200	V11524, V11531	IAE V2527-A5
4	2962	Airbus A320-200	577815, 577818	CFM56-5B4/P
5	3321	Airbus A320-200	697532, 697537	CFM56-5B4/3
6	3529	Airbus A320-200	697781, 697782	CFM56-5B4/3
7	35300	Boeing 777-300ER	906432, 906433	GE90-115BG04
Added Aircraft:

		Airframe
	Airframe	Manufacturer and		Engine Manufacturer and
	MSN	Model	Engine MSNs	Model
1	2383	Airbus A319-100	V11839, V11854	IAE V2524-A5
2	1966	Airbus A321-200	575584, 575585	CFM56-5B3/P
3	30642	Boeing 737-700	888870, 888873	CFM56-7B22
4	28691	Boeing 777-200ER	900434, 900435	GE90-94B
5	29397	Boeing 777-200ER	900423, 900424	GE90-94B
6	32704	Boeing 777-200ER	900446, 900449	GE90-94B

SCHEDULE A

SCHEDULE I
AIRCRAFT MORTGAGE AND SECURITY AGREEMENT
AIRCRAFT OBJECTS

	Airframe Model	MSN	Engine Model	ESNs
1	Airbus A319-100	1223	V2524-A5	V10719, V10773
2	Airbus A319-100	1281	V2524-A5	V10778, V10779
3	Airbus A319-100	1463	V2524-A5	V10933, V10936
4	Airbus A319-100	1866	CFM56-5B6/P	575504, 575505
5	Airbus A319-100	1872	CFM56-5B6/P	575508, 575509
6	Airbus A319-100	1882	CFM56-5B6/P	575516, 575517
7	Airbus A319-100	1884	CFM56-5B6/P	575514, 575515
8	Airbus A319-100	1901	CFM56-5B6/P	575532, 575533
9	Airbus A319-100	1925	CFM56-5B6/P	575544, 575545
10	Airbus A319-100	2113	CFM56-5B5/P	575724, 575725
11	Airbus A319-100	2122	CFM56-5B5/P	575732, 575740
12	Airbus A319-100	2124	CFM56-5B6/2P	575927, 575928
13	Airbus A319-100	2198	CFM56-5B5/P	575780, 575783
14	Airbus A319-100	2209	CFM56-5B5/P	575776, 575795
15	Airbus A319-100	2279	CFM56-5B5/P	575885, 575888
16	Airbus A319-100	2332	CFM56-5B5/P	577137, 577138
17	Airbus A319-100	2371	V2524-A5	V11835, V11836
18	Airbus A319-100	2382	CFM56-5B5/P	577172, 577184
19	Airbus A319-100	2383	V2524-A5	V11839, V11854
20	Airbus A319-100	2389	V2522-A5	V11855, V11856
21	Airbus A319-100	2396	V2524-A5	V11860, V11862
22	Airbus A319-100	2406	CFM56-5B5/P	577206, 577210
23	Airbus A319-100	2408	V2524-A5	V11865, V11866
24	Airbus A319-100	2424	V2524-A5	V11886, V11888
25	Airbus A319-100	2426	V2524-A5	V11890, V11892
26	Airbus A319-100	2429	V2522-A5	V11877, V11887
27	Airbus A319-100	2433	V2524-A5	V11893, V11896
28	Airbus A319-100	2435	V2524-A5	V11895, V11902
29	Airbus A319-100	2448	CFM56-5B5/P	577242, 577248
30	Airbus A319-100	2458	V2524-A5	V11927, V11930
31	Airbus A319-100	2470	V2524-A5	V11942, V11946
32	Airbus A319-100	2473	V2524-A5	V11950, V11963
33	Airbus A319-100	2485	V2524-A5	V11952, V11965
34	Airbus A319-100	2490	V2524-A5	V11960, V11971
35	Airbus A319-100	2505	V2524-A5	V11989, V11991
36	Airbus A319-100	2574	V2524-A5	V12063, V12067
37	Airbus A319-100	2579	V2524-A5	V12054, V12056
38	Airbus A319-100	2667	V2524-A5	V12161, V12163
39	Airbus A319-100	2673	V2524-A5	V12204, V12239

	Airframe Model	MSN	Engine Model	ESNs
40	Airbus A319-100	2679	V2524-A5	V12199, V12207
41	Airbus A319-100	2698	V2524-A5	V12196, V12205
42	Airbus A319-100	2704	V2524-A5	V12230, V12232
43	Airbus A319-100	2711	V2524-A5	V12218, V12225
44	Airbus A319-100	2720	V2522-A5	V12236, V12238
45	Airbus A319-100	2723	V2524-A5	V12244, V12246
46	Airbus A319-100	2784	V2524-A5	V12296, V12297
47	Airbus A319-100	2797	V2524-A5	V12298, V12299
48	Airbus A319-100	2815	V2524-A5	V12310, V12320
49	Airbus A319-100	2901	V2524-A5	V12403, V12405
50	Airbus A319-100	2940	V2524-A5	V12444, V12453
51	Airbus A319-100	2948	V2524-A5	V12450, V12485
52	Airbus A319-100	2969	V2524-A5	V12452, V12469
53	Airbus A319-100	2978	V2524-A5	V12474, V12478
54	Airbus A319-100	3007	V2524-A5	V12458, V12496
55	Airbus A319-100	3017	V2524-A5	V12506, V12512
56	Airbus A319-100	3020	V2524-A5	V12527, V12531
57	Airbus A319-100	3026	V2524-A5	V12518, V12537
58	Airbus A319-100	3065	CFM56-5B7/P	697182, 697183
59	Airbus A319-100	3114	V2527M-A5	V12588, V12595
60	Airbus A319-100	3116	V2527M-A5	V12583, V12590
61	Airbus A319-100	3124	V2527M-A5	V12600, V12630
62	Airbus A319-100	3144	V2524-A5	V12626, V12628
63	Airbus A319-100	3165	V2524-A5	V12607, V12632
64	Airbus A319-100	3258	V2524-A5	V12709, V12734
65	Airbus A319-100	3269	V2524-A5	V12717, V12720
66	Airbus A319-100	3311	V2524-A5	V12780, V12782
67	Airbus A319-100	3342	V2524-A5	V12789, V12791
68	Airbus A319-100	3428	V2524-A5	V12867, V12871
69	Airbus A319-100	3463	V2524-A5	V12891, V12893
70	Airbus A319-100	3614	V2524-A5	V13014, V13016
71	Airbus A319-100	3685	V2524-A5	V13066, V13068
72	Airbus A320-200	1110	V2527-A5	V10620, V10621
73	Airbus A320-200	1156	V2527-A5	V10655, V10658
74	Airbus A320-200	1452	V2527-A5	V10943, V10946
75	Airbus A320-200	1777	CFM56-5B4/P	575399, 575400
76	Airbus A320-200	1874	CFM56-5B4/P	575483, 575487
77	Airbus A320-200	1913	CFM56-5B4/2P	575913, 575914
78	Airbus A320-200	1917	V2527-A5	V11389, V11391
79	Airbus A320-200	1924	CFM56-5B4/P	575534, 575535
80	Airbus A320-200	1949	CFM56-5B4/P	575554, 575555
81	Airbus A320-200	2142	CFM56-5B4/P	575701, 575703
82	Airbus A320-200	2149	V2527-A5	V11601, V11609
83	Airbus A320-200	2158	CFM56-5B4/P	575738, 575739

	Airframe Model	MSN	Engine Model	ESNs
84	Airbus A320-200	2166	CFM56-5B4/P	575761, 575762
85	Airbus A320-200	2171	CFM56-5B4/P	575770, 575771
86	Airbus A320-200	2173	V2527-A5	V11634, V11636
87	Airbus A320-200	2182	CFM56-5B4/P	575784, 575785
88	Airbus A320-200	2189	CFM56-5B4/P	575790, 575792
89	Airbus A320-200	2191	CFM56-5B4/P	575796, 575797
90	Airbus A320-200	2193	V2527-A5	V11658, V11662
91	Airbus A320-200	2199	CFM56-5B4/P	575803, 575804
92	Airbus A320-200	2206	CFM56-5B4/P	575812, 575813
93	Airbus A320-200	2278	CFM56-5B4/P	575899, 577106
94	Airbus A320-200	2291	CFM56-5B4/P	577104, 577114
95	Airbus A320-200	2349	CFM56-5B4/P	577165, 577166
96	Airbus A320-200	2422	V2527-A5	V11903, V11916
97	Airbus A320-200	2430	V2527-A5	V11919, V11922
98	Airbus A320-200	2542	CFM56-5B4/P	577371, 577372
99	Airbus A320-200	2594	V2527-A5	V12087, V12089
100	Airbus A320-200	2665	CFM56-5B4/P	577469, 577470
101	Airbus A320-200	2708	CFM56-5B4/P	577506, 577507
102	Airbus A320-200	2721	CFM56-5B4/P	577526, 577530
103	Airbus A320-200	2731	V2527-A5	V12223, V12227
104	Airbus A320-200	2743	CFM56-5B4/P	577543, 577544
105	Airbus A320-200	2761	CFM56-5B4/P	577572, 577573
106	Airbus A320-200	2768	CFM56-5B4/P	577580, 577581
107	Airbus A320-200	2770	CFM56-5B4/P	577587, 577590
108	Airbus A320-200	2785	CFM56-5B4/P	577594, 577596
109	Airbus A320-200	2794	CFM56-5B4/P	577621, 577625
110	Airbus A320-200	2798	CFM56-5B4/P	577623, 577626
111	Airbus A320-200	2899	CFM56-5B4/P	577752, 577753
112	Airbus A320-200	2922	V2527-A5	V12408, V12410
113	Airbus A320-200	2988	CFM56-5B4/P	577851, 577852
114	Airbus A320-200	3012	V2527-A5	V12480, V12489
115	Airbus A320-200	3033	V2527-A5	V12523, V12525
116	Airbus A320-200	3056	CFM56-5B4/P	697159, 697160
117	Airbus A320-200	3066	V2527-A5	V12538, V12553
118	Airbus A320-200	3068	CFM56-5B4/P	697157, 697158
119	Airbus A320-200	3074	V2527-A5	V12546, V12555
120	Airbus A320-200	3083	CFM56-5B4/P	697193, 697198
121	Airbus A320-200	3089	V2527-A5	V12567, V12569
122	Airbus A320-200	3105	V2527-A5	V12573, V12575
123	Airbus A320-200	3123	CFM56-5B4/P	697250, 697251
124	Airbus A320-200	3129	CFM56-5B4/P	697254, 697256
125	Airbus A320-200	3131	CFM56-5B4/P	697246, 697265
126	Airbus A320-200	3153	CFM56-5B4/P	697294, 697296
127	Airbus A320-200	3270	V2527-A5	V12721, V12725

	Airframe Model	MSN	Engine Model	ESNs
128	Airbus A320-200	3361	CFM56-5B4/3	697512, 697591
129	Airbus A320-200	3366	CFM56-5B4/3	697586, 697588
130	Airbus A320-200	3396	CFM56-5B4/3	697619, 697620
131	Airbus A320-200	3425	CFM56-5B4/3	697655, 697660
132	Airbus A320-200	3440	CFM56-5B4/3	697677, 697681
133	Airbus A320-200	3444	CFM56-5B4/3	697679, 697683
134	Airbus A320-200	3446	CFM56-5B4/3	697693, 697695
135	Airbus A320-200	3456	CFM56-5B4/3	697764, 697765
136	Airbus A320-200	3473	CFM56-5B4/3	697697, 697721
137	Airbus A320-200	3475	CFM56-5B4/3	697727, 697731
138	Airbus A320-200	3476	CFM56-5B4/3	697718, 697724
139	Airbus A320-200	3490	CFM56-5B4/3	697750, 697751
140	Airbus A320-200	3494	CFM56-5B4/3	697758, 697759
141	Airbus A320-200	3501	CFM56-5B4/3	697766, 697779
142	Airbus A320-200	3599	CFM56-5B4/3	697903, 697904
143	Airbus A321-100	517	CFM56-5B1/2P	779148, 779226
144	Airbus A321-100	535	CFM56-5B1/2P	779224, 779287
145	Airbus A321-200	1658	CFM56-5B3/P	575331, 575335
146	Airbus A321-200	1720	CFM56-5B3/P	575383, 575384
147	Airbus A321-200	1966	CFM56-5B3/P	575584, 575585
148	Airbus A321-200	1978	CFM56-5B3/2P	575920, 575921
149	Airbus A321-200	2208	CFM56-5B3/2P	575929, 575930
150	Airbus A321-200	2476	V2533-A5	V11929, V11931
151	Airbus A321-200	2590	V2533-A5	V12070, V12072
152	Airbus A321-200	2741	V2533-A5	V12273, V12275
153	Airbus A321-200	2759	V2533-A5	V12291, V12293
154	Airbus A321-200	2767	V2533-A5	V12302, V12304
155	Airbus A321-200	2793	V2533-A5	V12305, V12307
156	Airbus A321-200	2809	V2533-A5	V12323, V12325
157	Airbus A321-200	2936	V2533-A5	V12418, V12430
158	Airbus A321-200	3051	CFM56-5B3/P	697174, 697175
159	Airbus A321-200	3067	V2533-A5	V12542, V12548
160	Airbus A321-200	3075	V2533-A5	V12558, V12560
161	Airbus A321-200	3112	V2533-A5	V12593, V12609
162	Airbus A321-200	3120	V2533-A5	V12601, V12603
163	Airbus A321-200	3372	CFM56-5B3/3	697515, 697607
164	Airbus A321-200	3399	CFM56-5B3/3	697634, 697635
165	Airbus A321-200	3401	CFM56-5B3/3	697629, 697672
166	Airbus A321-200	3419	CFM56-5B3/3	697663, 697669
167	Airbus A321-200	3441	CFM56-5B3/3	697456, 697685
168	Airbus A321-200	3458	V2533-A5	V12892, V12894
169	Airbus A321-200	3522	V2533-A5	V12931, V12933
170	Airbus A330-200	458	CF6-80E1-A3	811168, 811169
171	Airbus A330-200	462	TRENT 772B-60	41224, 41225

	Airframe Model	MSN	Engine Model	ESNs
172	Airbus A330-200	465	CF6-80E1-A3	811170, 811171
173	Airbus A330-200	501	TRENT 772B-60	41230, 41231
174	Airbus A330-200	503	CF6-80E1-A3	811201, 811202
175	Airbus A330-200	505	TRENT 772B-60	41239, 41240
176	Airbus A330-200	519	CF6-80E1-A3	811218, 811219
177	Airbus A330-200	526	TRENT 772B-60	41257, 41259
178	Airbus A330-200	529	TRENT 772B-60	41255, 41258
179	Airbus A330-200	584	CF6-80E1-A3	811248, 811249
180	Airbus A330-200	625	TRENT 772B-60	41296, 41297
181	Airbus A330-200	632	TRENT 772B-60	41303, 41304
182	Airbus A330-200	635	TRENT 772B-60	41308, 41309
183	Airbus A330-200	739	PW4168A	P733595, P733596
184	Airbus A330-200	751	TRENT 772B-60	41387, 41388
185	Airbus A330-200	807	TRENT 772B-60	41425, 41426
186	Airbus A330-200	811	CF6-80E1-A3	811404, 811406
187	Airbus A330-200	814	CF6-80E1-A4B	811407, 811408
188	Airbus A330-200	822	PW4168A	P733621, P733622
189	Airbus A330-200	906	TRENT 772B-60	41514, 41515
190	Airbus A330-200	911	PW4168A	P733657, P733658
191	Airbus A330-300	581	TRENT 772B-60	41187, 41288
192	Airbus A330-300	679	TRENT 772-60	41340, 41341
193	Airbus A330-300	692	TRENT 772B-60	41348, 41349
194	Airbus A330-300	716	TRENT 772B-60	41357, 41358
195	Airbus A330-300	725	CF6-80E1-A4	811349, 811350
196	Airbus A330-300	741	TRENT 772B-60	41380, 41381
197	Airbus A330-300	786	TRENT 772B-60	41417, 41418
198	Airbus A340-600	706	TRENT 556-61	71342, 71343, 71344, 71363
199	Airbus A340-600	723	TRENT 556-61	71362, 71364, 71365, 71369
200	Boeing 737-400	25110	CFM56-3C1	857807, 857808
201	Boeing 737-400	25376	CFM56-3C1	856801, 857762
202	Boeing 737-400	26316	CFM56-3C1	858177, 859173
203	Boeing 737-500	25790	CFM56-3C1	727140, 727434
204	Boeing 737-700	28253	CFM56-7B22	891284, 891286
205	Boeing 737-700	28262	CFM56-7B22	890962, 890967
206	Boeing 737-700	29356	CFM56-7B22	892110, 892112
207	Boeing 737-700	29357	CFM56-7B24	892238, 893236
208	Boeing 737-700	29358	CFM56-7B24	892276, 892279
209	Boeing 737-700	29361	CFM56-7B24	892350, 893348
210	Boeing 737-700	29362	CFM56-7B24	893383, 893384
211	Boeing 737-700	29363	CFM56-7B22	890649, 891646
212	Boeing 737-700	29364	CFM56-7B24	892611, 892612
213	Boeing 737-700	29365	CFM56-7B24	892644, 892649
214	Boeing 737-700	29366	CFM56-7B24	892720, 893709
215	Boeing 737-700	29367	CFM56-7B24	892774, 892775

	Airframe Model	MSN	Engine Model	ESNs
216	Boeing 737-700	29371	CFM56-7B24	894201, 894224
217	Boeing 737-700	29372	CFM56-7B24	894345, 894357
218	Boeing 737-700	30038	CFM56-7B22	892147, 893142
219	Boeing 737-700	30642	CFM56-7B22	888870, 888873
220	Boeing 737-700	30649	CFM56-7B24	888772, 888779
221	Boeing 737-700	30657	CFM56-7B22	890439, 890440
222	Boeing 737-700	30662	CFM56-7B24	890573, 890577
223	Boeing 737-700	30663	CFM56-7B24	890584, 890585
224	Boeing 737-700	30687	CFM56-7B24	894609, 894610
225	Boeing 737-700	30710	CFM56-7B24	894464, 894467
226	Boeing 737-700	30717	CFM56-7B20	894555, 894604
227	Boeing 737-700	30727	CFM56-7B22	888675, 888679
228	Boeing 737-700	32842	CFM56-7B22	893601, 893602
229	Boeing 737-700	33008	CFM56-7B24	892399, 893389
230	Boeing 737-700	33009	CFM56-7B24	892413, 892414
231	Boeing 737-700	33786	CFM56-7B22	890620, 891616
232	Boeing 737-700	33787	CFM56-7B22	890658, 891654
233	Boeing 737-700	33791	CFM56-7B22	890954, 891938
234	Boeing 737-700	33792	CFM56-7B22	890976, 890977
235	Boeing 737-700	33793	CFM56-7B22	892172, 893136
236	Boeing 737-800	28237	CFM56-7B26	888197, 888201
237	Boeing 737-800	28245	CFM56-7B27/B1	888797, 888843
238	Boeing 737-800	28247	CFM56-7B26	888742, 888928
239	Boeing 737-800	29368	CFM56-7B26	892801, 892802
240	Boeing 737-800	29369	CFM56-7B26	892857, 893860
241	Boeing 737-800	29373	CFM56-7B26	894437, 894438
242	Boeing 737-800	29374	CFM56-7B26	894504, 894505
243	Boeing 737-800	30032	CFM56-7B27	889643, 889654
244	Boeing 737-800	30033	CFM56-7B27/B1	888587, 888741
245	Boeing 737-800	30039	CFM56-7B26	877654, 889548
246	Boeing 737-800	30040	CFM56-7B27	892344, 892346
247	Boeing 737-800	30640	CFM56-7B27/B1	888637, 888864
248	Boeing 737-800	30643	CFM56-7B27/B1	888844, 888902
249	Boeing 737-800	30652	CFM56-7B26	889705, 889706
250	Boeing 737-800	30654	CFM56-7B27	890387, 890388
251	Boeing 737-800	30658	CFM56-7B26	890450, 890451
252	Boeing 737-800	30660	CFM56-7B27/B1	890461, 890462
253	Boeing 737-800	30665	CFM56-7B26	890690, 890691
254	Boeing 737-800	30666	CFM56-7B26	890740, 890741
255	Boeing 737-800	30670	CFM56-7B26	890786, 890787
256	Boeing 737-800	30671	CFM56-7B27	890411, 890413
257	Boeing 737-800	30673	CFM56-7B27/B1	890824, 890826
258	Boeing 737-800	30675	CFM56-7B26	888459, 888586
259	Boeing 737-800	30679	CFM56-7B27/B1	890621, 890622

	Airframe Model	MSN	Engine Model	ESNs
260	Boeing 737-800	30680	CFM56-7B26	890618, 890619
261	Boeing 737-800	30681	CFM56-7B26	892286, 892287
262	Boeing 737-800	30682	CFM56-7B26	892314, 893316
263	Boeing 737-800	30683	CFM56-7B27	892306, 892307
264	Boeing 737-800	30685	CFM56-7B26	892543, 892544
265	Boeing 737-800	30686	CFM56-7B26	892360, 892364
266	Boeing 737-800	30689	CFM56-7B27	889493, 889494
267	Boeing 737-800	30690	CFM56-7B26	890644, 891637
268	Boeing 737-800	30691	CFM56-7B26	892363, 893365
269	Boeing 737-800	30692	CFM56-7B26	890634, 891633
270	Boeing 737-800	30693	CFM56-7B26	890660, 891655
271	Boeing 737-800	30694	CFM56-7B26	892693, 892694
272	Boeing 737-800	30695	CFM56-7B26	892758, 892761
273	Boeing 737-800	30696	CFM56-7B26	892763, 892764
274	Boeing 737-800	30697	CFM56-7B26	892811, 892812
275	Boeing 737-800	30698	CFM56-7B26	892803, 892804
276	Boeing 737-800	30699	CFM56-7B26	892847, 892848
277	Boeing 737-800	30700	CFM56-7B26	892864, 892865
278	Boeing 737-800	30701	CFM56-7B26	892871, 892872
279	Boeing 737-800	30702	CFM56-7B26	892882, 892883
280	Boeing 737-800	30703	CFM56-7B26	892905, 892906
281	Boeing 737-800	30704	CFM56-7B26	892948, 892949
282	Boeing 737-800	30705	CFM56-7B26	892983, 892985
283	Boeing 737-800	30708	CFM56-7B26	894263, 894264
284	Boeing 737-800	30709	CFM56-7B26	892897, 892904
285	Boeing 737-800	30711	CFM56-7B26	894412, 894413
286	Boeing 737-800	30715	CFM56-7B26	894560, 894561
287	Boeing 737-800	30716	CFM56-7B26	894514, 894515
288	Boeing 737-800	30718	CFM56-7B26	894607, 894608
289	Boeing 737-800	30721	CFM56-7B26/3	894612, 894618
290	Boeing 737-800	30723	CFM56-7B26/3	894656, 894675
291	Boeing 737-800	30724	CFM56-7B26/3	894672, 894680
292	Boeing 737-800	30725	CFM56-7B26/3	894691, 894692
293	Boeing 737-800	30728	CFM56-7B26/3	894883, 894911
294	Boeing 737-800	30730	CFM56-7B27/3	894901, 895884
295	Boeing 737-800	30733	CFM56-7B27/3	896143, 896144
296	Boeing 737-800	32796	CFM56-7B27	890337, 890338
297	Boeing 737-800	32798	CFM56-7B26	890765, 890766
298	Boeing 737-800	32799	CFM56-7B26	890756, 890757
299	Boeing 737-800	32800	CFM56-7B26	892325, 892326
300	Boeing 737-800	32801	CFM56-7B26	892300, 892301
301	Boeing 737-800	32802	CFM56-7B26	892404, 892405
302	Boeing 737-800	32841	CFM56-7B27	893370, 893371
303	Boeing 737-800	33006	CFM56-7B26	892944, 892945

	Airframe Model	MSN	Engine Model	ESNs
304	Boeing 737-800	33007	CFM56-7B26	892951, 892954
305	Boeing 737-800	33699	CFM56-7B27	890398, 891414
306	Boeing 737-800	35271	CFM56-7B26/3	896375, 896378
307	Boeing 737-800	35273	CFM56-7B26/3	896401, 897371
308	Boeing 737-800	35274	CFM56-7B24/3	896420, 897396
309	Boeing 737-800	35276	CFM56-7B24/3	896513, 896514
310	Boeing 737-800	35279	CFM56-7B26/3	896551, 896552
311	Boeing 737-800	35281	CFM56-7B26/3	896729, 896730
312	Boeing 737-800	35284	CFM56-7B26/3	896787, 896789
313	Boeing 737-800	35285	CFM56-7B24/3	896958, 896961
314	Boeing 737-800	35287	CFM56-7B26/3	896978, 896979
315	Boeing 737-800	35289	CFM56-7B26/3	802135, 802136
316	Boeing 747-400	32868	CF6-80C2-B1F	706539, 706540, 706541, 706542
317	Boeing 747-400	32869	CF6-80C2-B1F	706551, 706552, 706553, 706554
318	Boeing 747-400	32871	CF6-80C2-B1F	706623, 706624, 706625, 706626
319	Boeing 747-400ERF	32867	CF6-80C2-B5F	706514, 706515, 706516, 706517
320	Boeing 747-400ERF	32870	CF6-80C2-B5F	706627, 706628, 706629, 706630
321	Boeing 757-200ER	26277	RB211-535E4	31328, 31331
322	Boeing 757-200ER	26332	PW2037	P727154, P727267
323	Boeing 757-200ER	27351	PW2040	P727145, P727148
324	Boeing 767-300ER	27959	CF6-80C2-B6F	704276, 704981
325	Boeing 767-300ER	27960	CF6-80C2-B6F	704327, 704420
326	Boeing 767-300ER	29388	CF6-80C2-B6F	704679, 704995
327	Boeing 767-300ER	29390	CF6-80C2-B6F	706428, 706429
328	Boeing 767-300ER	30301	PW4060	P727761, P727766
329	Boeing 777-200ER	28678	GE90-90B	900323, 900324
330	Boeing 777-200ER	28679	GE90-90B	900329, 900330
331	Boeing 777-200ER	28683	GE90-94B	900355, 900356
332	Boeing 777-200ER	28684	GE90-94B	900367, 900369
333	Boeing 777-200ER	28689	GE90-94B	900359, 900360
334	Boeing 777-200ER	28691	GE90-94B	900434, 900435
335	Boeing 777-200ER	28692	GE90-94B	900353, 900354
336	Boeing 777-200ER	29397	GE90-94B	900423, 900424
337	Boeing 777-200ER	29399	GE90-94B	900459, 900461
338	Boeing 777-200ER	29401	TRENT 895-17	51485, 51486
339	Boeing 777-200ER	29402	PW4090	P222225, P222226
340	Boeing 777-200ER	29403	TRENT 895-17	51504, 51508
341	Boeing 777-200ER	29404	TRENT 895-17	51477, 51478
342	Boeing 777-200ER	32308	GE90-94B	900363, 900364

	Airframe Model	MSN	Engine Model	ESNs
343	Boeing 777-200ER	32698	GE90-94B	900373, 900374
344	Boeing 777-200ER	32704	GE90-94B	900446, 900449
345	Boeing 777-200ER	32705	GE90-94B	900456, 900457
346	Boeing 777-200ER	32712	TRENT 895-17	51489, 51490
347	Boeing 777-200ER	32718	GE90-94B	900475, 900476
348	Boeing 777-200ER	32719	GE90-94B	900481, 900482
349	Boeing 777-200ER	32720	GE90-94B	900478, 900480
350	Boeing 777-200ER	32721	GE90-94B	900499, 900500
351	Boeing 777-200ER	35295	GE90-94B	900491, 900492
352	Boeing 777-300	28687	TRENT 892-17	51416, 51417
353	Boeing 777-300	29395	TRENT 892-17	51285, 51287
354	Boeing 777-300	29396	TRENT 892-17	51378, 51379
355	Boeing 777-300	32697	TRENT 892-17	51371, 51372
356	Boeing 777-300	32699	TRENT 892-17	51397, 51398
357	Boeing 777-300ER	32706	GE90-115BG01	906139, 906140
358	Boeing 777-300ER	32707	GE90-115BG02	906170, 906175
359	Boeing 777-300ER	32708	GE90-115BG01	906171, 906172
360	Boeing 777-300ER	32709	GE90-115BG02	906197, 906199
361	Boeing 777-300ER	32710	GE90-115BG02	906212, 906214
362	Boeing 777-300ER	32711	GE90-115BG01	906131, 906132
363	Boeing 777-300ER	32713	GE90-115BG02	906300, 906301
364	Boeing 777-300ER	32714	GE90-115BG02	906321, 906322
365	Boeing 777-300ER	32715	GE90-115BG02	906230, 906232
366	Boeing 777-300ER	32723	GE90-115BG01	906108, 906109
367	Boeing 777-300ER	32724	GE90-115BG01	906112, 906113
368	Boeing 777-300ER	32725	GE90-115BG01	906134, 906137
369	Boeing 777-300ER	32728	GE90-115BG02	906237, 906250
370	Boeing 777-300ER	32729	GE90-115BG02	906285, 906286
371	Boeing 777-300ER	32730	GE90-115BG02	906235, 906236
372	Boeing 777-300ER	32850	GE90-115BG01	906129, 906130
373	Boeing 777-300ER	32852	GE90-115BG01	906143, 906144
374	Boeing 777-300ER	34432	GE90-115BG04	906373, 906382
375	Boeing 777-300ER	35297	GE90-115BG02	906377, 906378
376	Boeing 777-300ER	35298	GE90-115BG02	906315, 906316
377	Boeing 777-300ER	35299	GE90-115BG04	906354, 906381
378	Boeing 777-300ER	35301	GE90-115BG04	906474, 906475
379	Boeing 777-300ER	35783	GE90-115BG02	906621, 906622
380	Boeing 777-300ER	35784	GE90-115BG02	906641, 906642

SCHEDULE B

SCHEDULE 3.19(a)
CREDIT AGREEMENT
POOL AIRCRAFT

	Airframe
	Manufacturer and
#	Model	Airframe MSN	Engine Manufacturer and Model	Engine MSNs	Registration Country
1	Boeing 737-800	29373	CFM56-7B26	894437, 894438	China
2	Boeing 737-800	29374	CFM56-7B26	894504, 894505	China
3	Boeing 737-800	30704	CFM56-7B26	892948, 892949	China
4	Boeing 737-800	30705	CFM56-7B26	892983, 892985	China
5	Boeing 737-800	30716	CFM56-7B26	894514, 894515	China
6	Boeing 737-700	29357	CFM56-7B24	892238, 893236	China
7	Boeing 737-700	29358	CFM56-7B24	892276, 892279	China
8	Boeing 737-700	29361	CFM56-7B24	892350, 893348	China
9	Boeing 737-700	29362	CFM56-7B24	893383, 893384	China
10	Boeing 737-700	29364	CFM56-7B24	892611, 892612	China
11	Boeing 737-700	29365	CFM56-7B24	892644, 892649	China
12	Boeing 737-700	33008	CFM56-7B24	892399, 893389	China
13	Boeing 737-700	33009	CFM56-7B24	892413, 892414	China
14	Boeing 737-800	30681	CFM56-7B26	892286, 892287	China
15	Boeing 737-800	30682	CFM56-7B26	892314, 893316	China
16	Boeing 737-800	30693	CFM56-7B26	890660, 891655	China
17	Boeing 737-800	32800	CFM56-7B26	892325, 892326	China
18	Boeing 737-800	32802	CFM56-7B26	892404, 892405	China
19	Airbus A330-200	906	Rolls-Royce TRENT 772B-60	41514, 41515	China
20	Airbus A320-200	2708	CFM56-5B4/P	577506, 577507	China
21	Airbus A320-200	2743	CFM56-5B4/P	577543, 577544	China
22	Airbus A320-200	2770	CFM56-5B4/P	577587, 577590	China
23	Airbus A320-200	2899	CFM56-5B4/P	577752, 577753	China
24	Airbus A321-200	2741	IAE V2533-A5	V12273, V12275	China
25	Airbus A321-200	2759	IAE V2533-A5	V12291, V12293	China
26	Airbus A321-200	2767	IAE V2533-A5	V12302, V12304	China
27	Airbus A321-200	2809	IAE V2533-A5	V12323, V12325	China

	Airframe
	Manufacturer and
#	Model	Airframe MSN	Engine Manufacturer and Model	Engine MSNs	Registration Country
28	Airbus A321-200	2936	IAE V2533-A5	V12418, V12430	China
29	Airbus A321-200	3067	IAE V2533-A5	V12542, V12548	China
30	Airbus A321-200	3075	IAE V2533-A5	V12558, V12560	China
31	Airbus A321-200	3112	IAE V2533-A5	V12593, V12609	China
32	Boeing 737-700	29366	CFM56-7B24	892720, 893709	China
33	Boeing 737-700	29367	CFM56-7B24	892774, 892775	China
34	Boeing 737-700	29371	CFM56-7B24	894201, 894224	China
35	Boeing 737-700	29372	CFM56-7B24	894345, 894357	China
36	Boeing 737-800	30697	CFM56-7B26	892811, 892812	China
37	Boeing 737-800	30699	CFM56-7B26	892847, 892848	China
38	Boeing 737-800	30708	CFM56-7B26	894263, 894264	China
39	Boeing 737-800	30709	CFM56-7B26	892897, 892904	China
40	Boeing 737-800	33006	CFM56-7B26	892944, 892945	China
41	Airbus A319-100	2371	IAE V2524-A5	V11835, V11836	China
42	Airbus A319-100	2408	IAE V2524-A5	V11865, V11866	China
43	Airbus A319-100	2426	IAE V2524-A5	V11890, V11892	China
44	Airbus A319-100	2435	IAE V2524-A5	V11895, V11902	China
45	Airbus A319-100	2505	IAE V2524-A5	V11989, V11991	China
46	Airbus A319-100	2574	IAE V2524-A5	V12063, V12067	China
47	Airbus A319-100	2579	IAE V2524-A5	V12054, V12056	China
48	Airbus A319-100	2667	IAE V2524-A5	V12161, V12163	China
49	Airbus A319-100	2815	IAE V2524-A5	V12310, V12320	China
50	Airbus A319-100	2901	IAE V2524-A5	V12403, V12405	China
51	Airbus A319-100	2940	IAE V2524-A5	V12444, V12453	China
52	Airbus A319-100	2948	IAE V2524-A5	V12450, V12485	China
53	Airbus A319-100	2969	IAE V2524-A5	V12452, V12469	China
54	Airbus A319-100	3020	IAE V2524-A5	V12527, V12531	China
55	Airbus A319-100	3144	IAE V2524-A5	V12626, V12628	China
56	Airbus A319-100	3258	IAE V2524-A5	V12709, V12734	China
57	Airbus A319-100	3269	IAE V2524-A5	V12717, V12720	China
58	Airbus A319-100	3311	IAE V2524-A5	V12780, V12782	China
59	Airbus A319-100	3342	IAE V2524-A5	V12789, V12791	China

	Airframe
	Manufacturer and
#	Model	Airframe MSN	Engine Manufacturer and Model	Engine MSNs	Registration Country
60	Boeing 737-800	30711	CFM56-7B26	894412, 894413	China
61	Boeing 737-800	30725	CFM56-7B26/3	894691, 894692	China
62	Boeing 737-800	30673	CFM56-7B27/B1	890824, 890826	China
63	Boeing 737-800	30733	CFM56-7B27/3	896143, 896144	China
64	Boeing 737-800	30685	CFM56-7B26	892543, 892544	China
65	Boeing 737-800	30686	CFM56-7B26	892360, 892364	China
66	Boeing 737-800	30698	CFM56-7B26	892803, 892804	China
67	Boeing 737-800	30700	CFM56-7B26	892864, 892865	China
68	Boeing 737-800	30715	CFM56-7B26	894560, 894561	China
69	Boeing 737-800	30718	CFM56-7B26	894607, 894608	China
70	Boeing 737-800	30728	CFM56-7B26/3	894883, 894911	China
71	Boeing 737-800	32801	CFM56-7B26	892300, 892301	China
72	Boeing 737-800	33007	CFM56-7B26	892951, 892954	China
73	Boeing 737-800	35271	CFM56-7B26/3	896375, 896378	China
74	Boeing 737-800	35273	CFM56-7B26/3	896401, 897371	China
75	Boeing 737-800	35281	CFM56-7B26/3	896729, 896730	China
76	Airbus A320-200	3131	CFM56-5B4/P	697246, 697265	China
77	Airbus A320-200	3153	CFM56-5B4/P	697294, 697296	China
78	Airbus A320-200	3366	CFM56-5B4/3	697586, 697588	China
79	Airbus A320-200	3440	CFM56-5B4/3	697677, 697681	China
80	Airbus A320-200	3456	CFM56-5B4/3	697764, 697765	China
81	Airbus A320-200	3599	CFM56-5B4/3	697903, 697904	China
82	Airbus A319-100	2396	IAE V2524-A5	V11860, V11862	China
83	Airbus A319-100	3114	IAE V2527M-A5	V12588, V12595	China
84	Airbus A319-100	3116	IAE V2527M-A5	V12583, V12590	China
85	Airbus A319-100	3124	IAE V2527M-A5	V12600, V12630	China
86	Boeing 737-800	30723	CFM56-7B26/3	894656, 894675	China
87	Airbus A320-200	2171	CFM56-5B4/P	575770, 575771	China
88	Airbus A320-200	2182	CFM56-5B4/P	575784, 575785	China
89	Airbus A320-200	2199	CFM56-5B4/P	575803, 575804	China
90	Boeing 737-800	30679	CFM56-7B27/B1	890621, 890622	China
91	Boeing 737-800	30666	CFM56-7B26	890740, 890741	China

	Airframe
	Manufacturer and
#	Model	Airframe MSN	Engine Manufacturer and Model	Engine MSNs	Registration Country
92	Boeing 737-800	30680	CFM56-7B26	890618, 890619	China
93	Boeing 737-800	30690	CFM56-7B26	890644, 891637	China
94	Boeing 737-800	30691	CFM56-7B26	892363, 893365	China
95	Boeing 737-800	30692	CFM56-7B26	890634, 891633	China
96	Boeing 737-800	29368	CFM56-7B26	892801, 892802	India
97	Boeing 737-800	29369	CFM56-7B26	892857, 893860	India
98	Boeing 737-800	30696	CFM56-7B26	892763, 892764	India
99	Boeing 737-800	30701	CFM56-7B26	892871, 892872	India
100	Airbus A330-200	751	Rolls-Royce TRENT 772B-60	41387, 41388	India
101	Airbus A330-200	807	Rolls-Royce TRENT 772B-60	41425, 41426	India
102	Boeing 737-800	35289	CFM56-7B26/3	802135, 802136	India
103	Boeing 737-800	30694	CFM56-7B26	892693, 892694	India
104	Boeing 737-800	30695	CFM56-7B26	892758, 892761	India
105	Airbus A320-200	2731	IAE V2527-A5	V12223, V12227	India
106	Airbus A320-200	2922	IAE V2527-A5	V12408, V12410	India
107	Airbus A320-200	3012	IAE V2527-A5	V12480, V12489	India
108	Airbus A320-200	3089	IAE V2527-A5	V12567, V12569	India
109	Airbus A320-200	3105	IAE V2527-A5	V12573, V12575	India
110	Airbus A320-200	3270	IAE V2527-A5	V12721, V12725	India
111	Airbus A321-200	3120	IAE V2533-A5	V12601, V12603	India
112	Boeing 737-800	30660	CFM56-7B27/B1	890461, 890462	India
113	Airbus A320-200	2191	CFM56-5B4/P	575796, 575797	Ireland
114	Airbus A320-200	2206	CFM56-5B4/P	575812, 575813	Ireland
115	Airbus A320-200	2542	CFM56-5B4/P	577371, 577372	Ireland
116	Airbus A320-200	3129	CFM56-5B4/P	697254, 697256	Ireland
117	Airbus A320-200	3501	CFM56-5B4/3	697766, 697779	Ireland
118	Airbus A319-100	2424	IAE V2524-A5	V11886, V11888	Ireland
119	Airbus A319-100	2698	IAE V2524-A5	V12196, V12205	Ireland
120	Airbus A319-100	2723	IAE V2524-A5	V12244, V12246	Ireland
121	Boeing 737-800	30702	CFM56-7B26	892882, 892883	Malaysia
122	Boeing 737-800	30703	CFM56-7B26	892905, 892906	Malaysia
123	Airbus A320-200	2158	CFM56-5B4/P	575738, 575739	United Arab Emirates

	Airframe
	Manufacturer and
#	Model	Airframe MSN	Engine Manufacturer and Model	Engine MSNs	Registration Country
124	Airbus A320-200	2166	CFM56-5B4/P	575761, 575762	United Arab Emirates
125	Airbus A320-200	2278	CFM56-5B4/P	575899, 577106	United Arab Emirates
126	Airbus A320-200	2349	CFM56-5B4/P	577165, 577166	United Arab Emirates
127	Airbus A320-200	3444	CFM56-5B4/3	697679, 697683	United Arab Emirates
128	Airbus A320-200	3476	CFM56-5B4/3	697718, 697724	United Arab Emirates
129	Boeing 777-300ER	32706	GE90-115BG01	906139, 906140	United Arab Emirates
130	Boeing 777-300ER	32707	GE90-115BG02	906170, 906175	United Arab Emirates
131	Boeing 777-300ER	32708	GE90-115BG01	906171, 906172	United Arab Emirates
132	Boeing 777-300ER	32709	GE90-115BG02	906197, 906199	United Arab Emirates
133	Boeing 777-300ER	32710	GE90-115BG02	906212, 906214	United Arab Emirates
134	Boeing 777-300ER	32713	GE90-115BG02	906300, 906301	United Arab Emirates
135	Boeing 777-300ER	32714	GE90-115BG02	906321, 906322	United Arab Emirates
136	Boeing 777-300ER	32715	GE90-115BG02	906230, 906232	United Arab Emirates
137	Boeing 777-300ER	32728	GE90-115BG02	906237, 906250	United Arab Emirates
138	Boeing 777-300ER	32729	GE90-115BG02	906285, 906286	United Arab Emirates
139	Boeing 777-300ER	32730	GE90-115BG02	906235, 906236	United Arab Emirates
140	Boeing 737-700	30038	CFM56-7B22	892147, 893142	United States
141	Boeing 737-700	32842	CFM56-7B22	893601, 893602	United States
142	Boeing 737-700	33793	CFM56-7B22	892172, 893136	United States
143	Boeing 777-200ER	32718	GE90-94B	900475, 900476	United States
144	Boeing 777-200ER	32719	GE90-94B	900481, 900482	United States
145	Airbus A319-100	2406	CFM56-5B5/P	577206, 577210	United States
146	Airbus A319-100	2448	CFM56-5B5/P	577242, 577248	United States
147	Airbus A320-200	1917	IAE V2527-A5	V11389, V11391	United States
148	Airbus A320-200	2149	IAE V2527-A5	V11601, V11609	United States
149	Boeing 737-800	30670	CFM56-7B26	890786, 890787	United States
150	Boeing 737-800	32799	CFM56-7B26	890756, 890757	United States
151	Airbus A319-100	2433	IAE V2524-A5	V11893, V11896	United States
152	Airbus A319-100	2470	IAE V2524-A5	V11942, V11946	United States
153	Airbus A319-100	2473	IAE V2524-A5	V11950, V11963	United States
154	Airbus A319-100	2485	IAE V2524-A5	V11952, V11965	United States
155	Airbus A319-100	2490	IAE V2524-A5	V11960, V11971	United States

	Airframe
	Manufacturer and
#	Model	Airframe MSN	Engine Manufacturer and Model	Engine MSNs	Registration Country
156	Airbus A319-100	2673	IAE V2524-A5	V12204, V12239	United States
157	Airbus A319-100	2679	IAE V2524-A5	V12199, V12207	United States
158	Airbus A319-100	2704	IAE V2524-A5	V12230, V12232	United States
159	Airbus A319-100	2711	IAE V2524-A5	V12218, V12225	United States
160	Airbus A319-100	2978	IAE V2524-A5	V12474, V12478	United States
161	Airbus A319-100	3007	IAE V2524-A5	V12458, V12496	United States
162	Airbus A319-100	3017	IAE V2524-A5	V12506, V12512	United States
163	Airbus A319-100	3026	IAE V2524-A5	V12518, V12537	United States
164	Airbus A319-100	3165	IAE V2524-A5	V12607, V12632	United States
165	Airbus A321-200	2476	IAE V2533-A5	V11929, V11931	United States
166	Airbus A321-200	2590	IAE V2533-A5	V12070, V12072	United States
167	Boeing 737-800	30683	CFM56-7B27	892306, 892307	United States
168	Airbus A319-100	2458	IAE V2524-A5	V11927, V11930	United States
169	Airbus A320-200	2193	IAE V2527-A5	V11658, V11662	United States
170	Airbus A320-200	2422	IAE V2527-A5	V11903, V11916	United States
171	Airbus A320-200	2430	IAE V2527-A5	V11919, V11922	United States
172	Airbus A319-100	3463	IAE V2524-A5	V12891, V12893	United States
173	Airbus A320-200	3123	CFM56-5B4/P	697250, 697251	United States
174	Boeing 737-700	29356	CFM56-7B22	892110, 892112	United States

SCHEDULE C

SCHEDULE 3.19(a)
AMENDED AND RESTATED CREDIT AGREEMENT
POOL AIRCRAFT

	Airframe
	Manufacturer and		Engine Manufacturer
#	Model	Airframe MSN	and Model	Engine MSNs	Registration Country

1	Boeing 737-800	29373	CFM56-7B26	894437, 894438	China
2	Boeing 737-800	29374	CFM56-7B26	894504, 894505	China
3	Boeing 737-800	30704	CFM56-7B26	892948, 892949	China
4	Boeing 737-800	30705	CFM56-7B26	892983, 892985	China
5	Boeing 737-800	30716	CFM56-7B26	894514, 894515	China
6	Boeing 737-700	29357	CFM56-7B24	892238, 893236	China
7	Boeing 737-700	29358	CFM56-7B24	892276, 892279	China
8	Boeing 737-700	29361	CFM56-7B24	892350, 893348	China
9	Boeing 737-700	29362	CFM56-7B24	893383, 893384	China
10	Boeing 737-700	29364	CFM56-7B24	892611, 892612	China
11	Boeing 737-700	29365	CFM56-7B24	892644, 892649	China
12	Boeing 737-700	33008	CFM56-7B24	892399, 893389	China
13	Boeing 737-700	33009	CFM56-7B24	892413, 892414	China
14	Boeing 737-800	30681	CFM56-7B26	892286, 892287	China
15	Boeing 737-800	30682	CFM56-7B26	892314, 893316	China
16	Boeing 737-800	30693	CFM56-7B26	890660, 891655	China
17	Boeing 737-800	32800	CFM56-7B26	892325, 892326	China
18	Boeing 737-800	32802	CFM56-7B26	892404, 892405	China
19	Airbus A330-200	906	Rolls-Royce TRENT 772B-60	41514, 41515	China
20	Airbus A320-200	2708	CFM56-5B4/P	577506, 577507	China
21	Airbus A320-200	2743	CFM56-5B4/P	577543, 577544	China
22	Airbus A320-200	2770	CFM56-5B4/P	577587, 577590	China
23	Airbus A320-200	2899	CFM56-5B4/P	577752, 577753	China
24	Airbus A321-200	2741	IAE V2533-A5	V12273, V12275	China
25	Airbus A321-200	2759	IAE V2533-A5	V12291, V12293	China
26	Airbus A321-200	2767	IAE V2533-A5	V12302, V12304	China
27	Airbus A321-200	2809	IAE V2533-A5	V12323, V12325	China

	Airframe
	Manufacturer and		Engine Manufacturer
#	Model	Airframe MSN	and Model	Engine MSNs	Registration Country

28	Airbus A321-200	2936	IAE V2533-A5	V12418, V12430	China
29	Airbus A321-200	3067	IAE V2533-A5	V12542, V12548	China
30	Airbus A321-200	3075	IAE V2533-A5	V12558, V12560	China
31	Airbus A321-200	3112	IAE V2533-A5	V12593, V12609	China
32	Boeing 737-700	29366	CFM56-7B24	892720, 893709	China
33	Boeing 737-700	29367	CFM56-7B24	892774, 892775	China
34	Boeing 737-700	29371	CFM56-7B24	894201, 894224	China
35	Boeing 737-700	29372	CFM56-7B24	894345, 894357	China
36	Boeing 737-800	30697	CFM56-7B26	892811, 892812	China
37	Boeing 737-800	30699	CFM56-7B26	892847, 892848	China
38	Boeing 737-800	30708	CFM56-7B26	894263, 894264	China
39	Boeing 737-800	30709	CFM56-7B26	892897, 892904	China
40	Boeing 737-800	33006	CFM56-7B26	892944, 892945	China
41	Airbus A319-100	2371	IAE V2524-A5	V11835, V11836	China
42	Airbus A319-100	2408	IAE V2524-A5	V11865, V11866	China
43	Airbus A319-100	2426	IAE V2524-A5	V11890, V11892	China
44	Airbus A319-100	2435	IAE V2524-A5	V11895, V11902	China
45	Airbus A319-100	2505	IAE V2524-A5	V11989, V11991	China
46	Airbus A319-100	2574	IAE V2524-A5	V12063, V12067	China
47	Airbus A319-100	2579	IAE V2524-A5	V12054, V12056	China
48	Airbus A319-100	2667	IAE V2524-A5	V12161, V12163	China
49	Airbus A319-100	2815	IAE V2524-A5	V12310, V12320	China
50	Airbus A319-100	2901	IAE V2524-A5	V12403, V12405	China
51	Airbus A319-100	2940	IAE V2524-A5	V12444, V12453	China
52	Airbus A319-100	2948	IAE V2524-A5	V12450, V12485	China
53	Airbus A319-100	2969	IAE V2524-A5	V12452, V12469	China
54	Airbus A319-100	3020	IAE V2524-A5	V12527, V12531	China
55	Airbus A319-100	3144	IAE V2524-A5	V12626, V12628	China
56	Airbus A319-100	3258	IAE V2524-A5	V12709, V12734	China
57	Airbus A319-100	3269	IAE V2524-A5	V12717, V12720	China
58	Airbus A319-100	3311	IAE V2524-A5	V12780, V12782	China
59	Airbus A319-100	3342	IAE V2524-A5	V12789, V12791	China

	Airframe
	Manufacturer and		Engine Manufacturer
#	Model	Airframe MSN	and Model	Engine MSNs	Registration Country

60	Boeing 737-800	30711	CFM56-7B26	894412, 894413	China
61	Boeing 737-800	30725	CFM56-7B26/3	894691, 894692	China
62	Boeing 737-800	30673	CFM56-7B27/B1	890824, 890826	China
63	Boeing 737-800	30733	CFM56-7B27/3	896143, 896144	China
64	Boeing 737-800	30685	CFM56-7B26	892543, 892544	China
65	Boeing 737-800	30686	CFM56-7B26	892360, 892364	China
66	Boeing 737-800	30698	CFM56-7B26	892803, 892804	China
67	Boeing 737-800	30700	CFM56-7B26	892864, 892865	China
68	Boeing 737-800	30715	CFM56-7B26	894560, 894561	China
69	Boeing 737-800	30718	CFM56-7B26	894607, 894608	China
70	Boeing 737-800	30728	CFM56-7B26/3	894883, 894911	China
71	Boeing 737-800	32801	CFM56-7B26	892300, 892301	China
72	Boeing 737-800	33007	CFM56-7B26	892951, 892954	China
73	Boeing 737-800	35271	CFM56-7B26/3	896375, 896378	China
74	Boeing 737-800	35273	CFM56-7B26/3	896401, 897371	China
75	Boeing 737-800	35281	CFM56-7B26/3	896729, 896730	China
76	Airbus A320-200	3131	CFM56-5B4/P	697246, 697265	China
77	Airbus A320-200	3153	CFM56-5B4/P	697294, 697296	China
78	Airbus A320-200	3366	CFM56-5B4/3	697586, 697588	China
79	Airbus A320-200	3440	CFM56-5B4/3	697677, 697681	China
80	Airbus A320-200	3456	CFM56-5B4/3	697764, 697765	China
81	Airbus A320-200	3599	CFM56-5B4/3	697903, 697904	China
82	Airbus A319-100	2396	IAE V2524-A5	V11860, V11862	China
83	Airbus A319-100	3114	IAE V2527M-A5	V12588, V12595	China
84	Airbus A319-100	3116	IAE V2527M-A5	V12583, V12590	China
85	Airbus A319-100	3124	IAE V2527M-A5	V12600, V12630	China
86	Boeing 737-800	30723	CFM56-7B26/3	894656, 894675	China
87	Airbus A320-200	2171	CFM56-5B4/P	575770, 575771	China
88	Airbus A320-200	2182	CFM56-5B4/P	575784, 575785	China
89	Airbus A320-200	2199	CFM56-5B4/P	575803, 575804	China
90	Boeing 737-800	30679	CFM56-7B27/B1	890621, 890622	China
91	Boeing 737-800	30666	CFM56-7B26	890740, 890741	China

	Airframe
	Manufacturer and		Engine Manufacturer
#	Model	Airframe MSN	and Model	Engine MSNs	Registration Country

92	Boeing 737-800	30680	CFM56-7B26	890618, 890619	China
93	Boeing 737-800	30690	CFM56-7B26	890644, 891637	China
94	Boeing 737-800	30691	CFM56-7B26	892363, 893365	China
95	Boeing 737-800	30692	CFM56-7B26	890634, 891633	China
96	Boeing 737-800	29368	CFM56-7B26	892801, 892802	India
97	Boeing 737-800	29369	CFM56-7B26	892857, 893860	India
98	Boeing 737-800	30696	CFM56-7B26	892763, 892764	India
99	Boeing 737-800	30701	CFM56-7B26	892871, 892872	India
100	Airbus A330-200	751	Rolls-Royce TRENT	41387, 41388	India
			772B-60
101	Airbus A330-200	807	Rolls-Royce TRENT	41425, 41426	India
			772B-60
102	Boeing 737-800	35289	CFM56-7B26/3	802135, 802136	India
103	Boeing 737-800	30694	CFM56-7B26	892693, 892694	India
104	Boeing 737-800	30695	CFM56-7B26	892758, 892761	India
105	Airbus A320-200	2731	IAE V2527-A5	V12223, V12227	India
106	Airbus A320-200	2922	IAE V2527-A5	V12408, V12410	India
107	Airbus A320-200	3012	IAE V2527-A5	V12480, V12489	India
108	Airbus A320-200	3089	IAE V2527-A5	V12567, V12569	India
109	Airbus A320-200	3105	IAE V2527-A5	V12573, V12575	India
110	Airbus A320-200	3270	IAE V2527-A5	V12721, V12725	India
111	Airbus A321-200	3120	IAE V2533-A5	V12601, V12603	India
112	Boeing 737-800	30660	CFM56-7B27/B1	890461, 890462	India
113	Airbus A320-200	2191	CFM56-5B4/P	575796, 575797	Ireland
114	Airbus A320-200	2206	CFM56-5B4/P	575812, 575813	Ireland
115	Airbus A320-200	2542	CFM56-5B4/P	577371, 577372	Ireland
116	Airbus A320-200	3129	CFM56-5B4/P	697254, 697256	Ireland
117	Airbus A320-200	3501	CFM56-5B4/3	697766, 697779	Ireland
118	Airbus A319-100	2424	IAE V2524-A5	V11886, V11888	Ireland
119	Airbus A319-100	2698	IAE V2524-A5	V12196, V12205	Ireland
120	Airbus A319-100	2723	IAE V2524-A5	V12244, V12246	Ireland
121	Boeing 737-800	30702	CFM56-7B26	892882, 892883	Malaysia
122	Boeing 737-800	30703	CFM56-7B26	892905, 892906	Malaysia
123	Airbus A320-200	2158	CFM56-5B4/P	575738, 575739	United Arab Emirates

	Airframe
	Manufacturer and		Engine Manufacturer
#	Model	Airframe MSN	and Model	Engine MSNs	Registration Country

124	Airbus A320-200	2166	CFM56-5B4/P	575761, 575762	United Arab Emirates
125	Airbus A320-200	2278	CFM56-5B4/P	575899, 577106	United Arab Emirates
126	Airbus A320-200	2349	CFM56-5B4/P	577165, 577166	United Arab Emirates
127	Airbus A320-200	3444	CFM56-5B4/3	697679, 697683	United Arab Emirates
128	Airbus A320-200	3476	CFM56-5B4/3	697718, 697724	United Arab Emirates
129	Boeing 777-300ER	32706	GE90-115BG01	906139, 906140	United Arab Emirates
130	Boeing 777-300ER	32707	GE90-115BG02	906170, 906175	United Arab Emirates
131	Boeing 777-300ER	32708	GE90-115BG01	906171, 906172	United Arab Emirates
132	Boeing 777-300ER	32709	GE90-115BG02	906197, 906199	United Arab Emirates
133	Boeing 777-300ER	32710	GE90-115BG02	906212, 906214	United Arab Emirates
134	Boeing 777-300ER	32713	GE90-115BG02	906300, 906301	United Arab Emirates
135	Boeing 777-300ER	32714	GE90-115BG02	906321, 906322	United Arab Emirates
136	Boeing 777-300ER	32715	GE90-115BG02	906230, 906232	United Arab Emirates
137	Boeing 777-300ER	32728	GE90-115BG02	906237, 906250	United Arab Emirates
138	Boeing 777-300ER	32729	GE90-115BG02	906285, 906286	United Arab Emirates
139	Boeing 777-300ER	32730	GE90-115BG02	906235, 906236	United Arab Emirates
140	Boeing 737-700	30038	CFM56-7B22	892147, 893142	United States
141	Boeing 737-700	32842	CFM56-7B22	893601, 893602	United States
142	Boeing 737-700	33793	CFM56-7B22	892172, 893136	United States
143	Boeing 777-200ER	32718	GE90-94B	900475, 900476	United States
144	Boeing 777-200ER	32719	GE90-94B	900481, 900482	United States
145	Airbus A319-100	2406	CFM56-5B5/P	577206, 577210	United States
146	Airbus A319-100	2448	CFM56-5B5/P	577242, 577248	United States
147	Airbus A320-200	1917	IAE V2527-A5	V11389, V11391	United States
148	Airbus A320-200	2149	IAE V2527-A5	V11601, V11609	United States
149	Boeing 737-800	30670	CFM56-7B26	890786, 890787	United States
150	Boeing 737-800	32799	CFM56-7B26	890756, 890757	United States
151	Airbus A319-100	2433	IAE V2524-A5	V11893, V11896	United States
152	Airbus A319-100	2470	IAE V2524-A5	V11942, V11946	United States
153	Airbus A319-100	2473	IAE V2524-A5	V11950, V11963	United States
154	Airbus A319-100	2485	IAE V2524-A5	V11952, V11965	United States
155	Airbus A319-100	2490	IAE V2524-A5	V11960, V11971	United States

	Airframe
	Manufacturer and		Engine Manufacturer
#	Model	Airframe MSN	and Model	Engine MSNs	Registration Country

156	Airbus A319-100	2673	IAE V2524-A5	V12204, V12239	United States
157	Airbus A319-100	2679	IAE V2524-A5	V12199, V12207	United States
158	Airbus A319-100	2704	IAE V2524-A5	V12230, V12232	United States
159	Airbus A319-100	2711	IAE V2524-A5	V12218, V12225	United States
160	Airbus A319-100	2978	IAE V2524-A5	V12474, V12478	United States
161	Airbus A319-100	3007	IAE V2524-A5	V12458, V12496	United States
162	Airbus A319-100	3017	IAE V2524-A5	V12506, V12512	United States
163	Airbus A319-100	3026	IAE V2524-A5	V12518, V12537	United States
164	Airbus A319-100	3165	IAE V2524-A5	V12607, V12632	United States
165	Airbus A321-200	2476	IAE V2533-A5	V11929, V11931	United States
166	Airbus A321-200	2590	IAE V2533-A5	V12070, V12072	United States
167	Boeing 737-800	30683	CFM56-7B27	892306, 892307	United States
168	Airbus A319-100	2458	IAE V2524-A5	V11927, V11930	United States
169	Airbus A320-200	2193	IAE V2527-A5	V11658, V11662	United States
170	Airbus A320-200	2422	IAE V2527-A5	V11903, V11916	United States
171	Airbus A320-200	2430	IAE V2527-A5	V11919, V11922	United States
172	Airbus A319-100	3463	IAE V2524-A5	V12891, V12893	United States
173	Airbus A320-200	3123	CFM56-5B4/P	697250, 697251	United States
174	Boeing 737-700	29356	CFM56-7B22	892110, 892112	United States

SCHEDULE D

SCHEDULE 3.19(b)
CREDIT AGREEMENT
LEASES
*
A320-200 aircraft bearing serial number 2191
1. Aircraft Lease Agreement, dated as of November 19, 2003, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee.
2. Side Letter Number One to Aircraft Lease Agreement, dated as of November 19, 2003, between ILFC and *.
3. Global Letter Agreement No. 1e, dated as of November 19, 2003, between ILFC and *.
4. Amendment No. 1 to Aircraft Lease Agreement, dated as of April 30, 2004, between ILFC and *.
5. Amendment No. 2 to Aircraft Lease Agreement, dated as of April 30, 2004, between ILFC and *.
6. Global Letter Agreement No. 2, dated as of May 29, 2006, between ILFC, *, Sierra Leasing Limited and Whitney Leasing Limited.
7. Global Amendment #1 to Side Letters, dated as of November 30, 2006, between ILFC and *.
8. Estoppel and Acceptance Certificate dated as of April 30, 2004.
9. Assignment of Warranty and Support Rights (Airframe), dated as of April 30, 2004, between ILFC and *, consented to by AVSA, S.A.R.L.
10. Assignment of Warranties (Engines), dated as of April 30, 2004, between ILFC and *.
A320-200 aircraft bearing serial number 2206
1. Aircraft Lease Agreement, dated as of November 19, 2003, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee.
2. Side Letter Number One to Aircraft Lease Agreement, dated as of November 19, 2003, between ILFC and *.
3. Global Letter Agreement No. 1, dated as of November 19, 2003, between ILFC and *.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4. Amendment No. 1 to Aircraft Lease Agreement, dated as of May 19, 2004, between ILFC and *.
5. Amendment No. 2 to Aircraft Lease Agreement, dated as of May 19, 2004, between ILFC and *.
6. Side Letter Regarding Side Letter Number One to Aircraft Lease Agreement, dated as of December 21, 2004, between ILFC and *.
7. Lease Assignment, Assumption and Amendment Agreement dated as of December 21, 2004, between ILFC, Sierra Leasing Limited (“Sierra”) and *.
8. Global Letter Agreement No. 2, dated as of May 29, 2006, between ILFC, *, Sierra and Whitney Leasing Limited.
9. Global Amendment #1 to Side Letters, dated as of November 30, 2006, between ILFC and *.
10. Lease Assignment and Amendment Agreement, dated as of April 30, 2009, between Sierra, ILFC and *.
11. Estoppel and Acceptance Certificate dated as of May 19, 2004.
12. Assignment of Warranty and Support Rights (Airframe), dated as of May 19, 2004, between ILFC and *, consented to by AVSA, S.A.R.L.
13. Assignment of Warranties (Engines), dated as of May 19, 2004, between ILFC and *.
A320-200 aircraft bearing serial number 2542
1. Aircraft Lease Agreement, dated as of November 19, 2003, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee.
2. Side Letter Number One to Aircraft Lease Agreement, dated as of November 19, 2003, between ILFC and *.
3. Global Letter Agreement No. 1, dated as of November 19, 2003, between ILFC and *.
4. Amendment No. 1 to Aircraft Lease Agreement, dated as of October 7, 2005, between ILFC and *.
5. Amendment No. 2 to Aircraft Lease Agreement, dated as of October 7, 2005, between ILFC and *.
6. Global Letter Agreement No. 2, dated as of May 29, 2006, among ILFC, Sierra Leasing Limited, Whitney Leasing Limited and *.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7. Global Amendment #1 To Side Letters, dated as of November 30, 2006, between ILFC and *.
8. Estoppel and Acceptance Certificate dated as of October 7, 2005.
9. Assignment of Rights (Airframe), dated as of October 7, 2005, between ILFC and *, consented to by AVSA, S.A.R.L.
10. Assignment of Warranties (Engines), dated as of October 7, 2005, between ILFC and *.
A320-200 aircraft bearing serial number 3129
1. Aircraft Lease Agreement, dated as of May 30, 2006, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee.
2. Amendment No. 1 to Aircraft Lease Agreement, dated as of May 18, 2007, between ILFC and *.
3. Estoppel and Acceptance Certificate dated as of May 18, 2007.
4. Assignment of Rights (Airframe), dated as of May 18, 2007, between ILFC and *, consented to by Airbus S.A.S.
5. Assignment of Warranties (Engines), dated as of May 18, 2007, between ILFC and *.
A320-200 aircraft bearing serial number 3501
1. Aircraft Lease Agreement, dated as of May 25, 2007, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee.
2. Amendment No. 1 to Aircraft Lease Agreement, dated as of June 3, 2008, between ILFC and *.
3. Estoppel and Acceptance Certificate dated as of June 3, 2008.
4. Assignment of Rights (Airframe), dated as of June 3, 2008, between ILFC and *, consented to by Airbus S.A.S.
5. Assignment of Warranties (Engines), dated as of June 3, 2008, between ILFC and *.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

*
B737-700 aircraft bearing serial number 29356
1. Aircraft Lease Agreement, dated as of February 6, 2003, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee.
2. Side Letter No. 1 to the Aircraft Lease Agreement, dated as of February 6, 2003, between * and ILFC.
3. Amendment No. 1 to Aircraft Lease Agreement, dated as of May 30, 2006, between ILFC and *.
4. Special Letter Agreement No. 1, dated as of May 15, 2009, between * and ILFC.
5. Transaction Agreement, dated as of August 21, 2009, between * and ILFC.
6. Amendment No. 2 to Aircraft Lease Agreement, dated as of August 21, 2009, between ILFC and *.
7. Estoppel and Acceptance Certificate dated as of October 18, 2004.
8. Assignment of Rights (Airframe), dated as of October 18, 2004, between ILFC and *, consented to by The Boeing Company.
9. Assignment of Rights (Engines), dated as of October 18, 2004, between ILFC and *.
B737-700 aircraft bearing serial number 32842
1. Aircraft Lease Agreement, dated as of September 27, 2004, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee.
2. Side Letter No. 1 to Aircraft Lease Agreement, dated as of September 27, 2004, between ILFC and *.
3. Amendment No. 1 to Aircraft Lease Agreement, dated as of May 30, 2006, between ILFC and *.
4. Special Letter Agreement No. 1, dated as of May 15, 2009, between ILFC and *.
5. Transaction Agreement dated as of August 21, 2009 between ILFC and *.
6. Amendment No. 2 to Aircraft Lease Agreement, dated as of August 21, 2009, between ILFC and *.
7. Estoppel and Acceptance Certificate dated as of November 21, 2005.
8. Assignment of Rights (Airframe), dated as of November 21, 2005, between ILFC and *, consented to by The Boeing Company.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

9. Assignment of Warranties (Engines), dated as of November 21, 2005, between ILFC and *.
B737-700 aircraft bearing serial number 30038
1. Aircraft Lease Agreement, dated as of February 6, 2003, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee.
2. Side Letter No. 1 to Aircraft Lease Agreement, dated as of February 6, 2003, between ILFC and *.
3. Amendment No. 1 to Aircraft Lease Agreement, dated as of May 30, 2006, between ILFC and *.
4. Special Letter Agreement No.1, dated as of May 15, 2009, between ILFC and *.
5. Transaction Agreement dated as of August 21, 2009 between ILFC and *.
6. Amendment No. 2 to Aircraft Lease Agreement, dated as of August 21, 2009, between ILFC and *.
7. Estoppel and Acceptance Certificate dated as of November 15, 2004.
8. Assignment of Rights (Airframe), dated as of November 15, 2004, between ILFC and *, consented to by The Boeing Company.
9. Assignment of Rights (Engines), dated as of November 15, 2004, between ILFC and *.
B737-700 aircraft bearing serial number 33793
1. Aircraft Lease Agreement, dated as of February 6, 2003, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee.
2. Side Letter Number No. 1 to Aircraft Lease Agreement, dated as of February 6, 2003, between ILFC and *.
3. Side Letter to the Aircraft Lease Agreement, dated as of June 7, 2004, between ILFC and *.
4. Special Letter Agreement No. 1, dated as of May 15, 2009, between ILFC and *.
5. Transaction Agreement dated as of August 21, 2009 between ILFC and *.
6. Amendment No. 1 to Aircraft Lease Agreement, dated as of August 21, 2009, between ILFC and *.
7. Estoppel and Acceptance Certificate dated as of November 15, 2004.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

8. Transfer of Rights (Airframe), dated as of November 15, 2004, between ILFC and *, consented to by The Boeing Company.
9. Engine Warranty Assignment, dated as of November 15, 2004, between ILFC and *.
B737-700ER aircraft bearing serial number 32719
1. Aircraft Lease Agreement, dated as of December 23, 2004, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee.
2. Letter Agreement No. 1 to Aircraft Lease Agreement, dated as of December 23, 2004, between ILFC and *.
3. Amendment No. 1 to Aircraft Lease Agreement, dated as of May 30, 2006, between ILFC and *.
4. Amendment No. 2 to Aircraft Lease Agreement, dated as of September 27, 2006, between ILFC and *.
5. Onpoint Solutions Program Consent Agreement, dated as of December 10, 2007, between ILFC and *.
6. Special Letter Agreement No. 1, dated as of May 15, 2009, between ILFC and *.
7. Transaction Agreement dated as of August 21, 2009 between ILFC and *.
8. Amendment No. 3 to Aircraft Lease Agreement, dated as of August 21, 2009, between ILFC and *.
9. Estoppel and Acceptance Certificate dated as of April 28, 2006.
10. Assignment of Rights (Airframe), dated as of April 28, 2006, between ILFC and *, consented to by The Boeing Company.
11. Assignment of Rights (Engines), dated as of April 28, 2006, between ILFC and *.
B737-700ER aircraft bearing serial number 32718
1. Aircraft Lease Agreement, dated as of December 23, 2004, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee.
2. Letter Agreement No. 1 to Aircraft Lease Agreement, dated as of December 23, 2004, between ILFC and *.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3. Amendment No. 1 to Aircraft Lease Agreement, dated as of May 30, 2006, between ILFC and *.
4. Amendment No. 2 to Aircraft Lease Agreement, dated as of September 27, 2006, between ILFC and *.
5. Special Letter Agreement No. 1, dated as of May 15, 2009, between ILFC and *.
6. Transaction Agreement dated as of August 21, 2009 between ILFC and *.
7. Amendment No. 3 to Aircraft Lease Agreement, dated as of August 21, 2009, between ILFC and *.
8. Estoppel and Acceptance Certificate dated as of March 22, 2006.
9. Assignment of Rights (Airframe), dated as of March 22, 2006, between ILFC and *, consented to by The Boeing Company.
10. Assignment of Rights (Engines), dated as of March 22, 2006, between ILFC and *.
*
     A320-200 aircraft bearing serial number 3476
1. Aircraft Lease Agreement, dated as of March 23, 2007, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee.
2. Amendment No. 1 to Aircraft Lease Agreement, dated as of April 17, 2008, between ILFC and *.
3. Estoppel and Acceptance Certificate dated as of April 17, 2008.
4. Assignment of Rights (Airframe), dated as of April 17, 2008, between ILFC and *, consented to by Airbus S.A.S.
5. Assignment of Warranties (Engines), dated as of April 17, 2008, between ILFC and *.
A320-200 aircraft bearing serial number 3444
1. Aircraft Lease Agreement, dated as of March 23, 2007, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee.
2. Amendment No. 1 to Aircraft Lease Agreement, dated as of March 21, 2008, between ILFC and *.
3. Estoppel and Acceptance Certificate dated as of March 21, 2008.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4. Assignment of Rights (Airframe), dated as of March 21, 2008, between ILFC and *, consented to by Airbus S.A.S.
5. Assignment of Warranties (Engines), dated as of March 21, 2008, between ILFC and *.
A320-200 aircraft bearing serial number 2349
1. Aircraft Lease Agreement, dated as of September 10, 2003, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee.
2. Side Letter Number One to Aircraft Lease Agreement, dated as of September 10, 2003, between ILFC and *.
3. Amendment No. 1 to Aircraft Lease Agreement, dated as of January 24, 2005, between ILFC and *.
4. Amendment No. 2 to Aircraft Lease Agreement, dated as of January 24, 2005, between ILFC and *.
5. Side Letter Number Two to Aircraft Lease Agreement, dated as of December 13, 2005, between ILFC and *.
6. Amendment #3 to Aircraft Lease Agreement and Exercise of Lease Extension Option, dated as of March 23, 2007, between ILFC and *.
7. Estoppel and Acceptance Certificate dated as of January 24, 2005.
8. Assignment of Warranty and Support Rights, dated as of January 24, 2005, between ILFC and *, consented to by AVSA, S.A.R.L.
9. Assignment of Warranties (Engines), dated as of January 24, 2005, between ILFC and *.
A320-200 aircraft bearing serial number 2278
1. Aircraft Lease Agreement, dated as of September 10, 2003, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee.
2. Side Letter Number One to Aircraft Lease Agreement, dated as of September 10, 2003, between ILFC and *.
3. Amendment No. 1 to Aircraft Lease Agreement, dated as of October 13, 2004, between ILFC and *.
4. Amendment No. 2 to Aircraft Lease Agreement, dated as of October 13, 2004, between ILFC and *.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5. Side Letter Number Two to Aircraft Lease Agreement, dated as of December 13, 2005, between ILFC and *.
6. Amendment No. 3 to Aircraft Lease Agreement and Exercise of Lease Extension Option, dated as of March 23, 2007, between ILFC and *.
7. Estoppel and Acceptance Certificate dated as of October 13, 2004.
8. Amendment No. 1 to the Estoppel and Acceptance Certificate, dated as of October 13, 2004, between ILFC and *.
9. Assignment of Rights (Airframe), dated as of October 13, 2004, between ILFC and *, consented to by AVSA, S.A.R.L. (“AVSA”).
10. Assignment of Warranties (Engines), dated as of October 13, 2004, between ILFC and *.
A320-200 aircraft bearing serial number 2166
1. Aircraft Lease Agreement, dated as of September 10, 2003, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee.
2. Side Letter Number One to Aircraft Lease Agreement, dated as of September 10, 2003, between ILFC and *.
3. Amendment No. 1 to Aircraft Lease Agreement, dated as of March 23, 2004, between ILFC and *.
4. Amendment No. 2 to Aircraft Lease Agreement, dated as of March 23, 2004, between ILFC and *.
5. Amendment No. 3 to Aircraft Lease Agreement, dated as of October 29, 2004, between ILFC and *.
6. Side Letter Number Two to Aircraft Lease Agreement, dated as of December 13, 2005, between ILFC and *.
7. Amendment #4 to Aircraft Lease Agreement and Exercise of Lease Extension Option, dated as of March 23, 2007, between ILFC and *.
8. Estoppel and Acceptance Certificate dated as of March 23, 2004.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

9. Assignment of Rights (Airframe), dated as of March 23, 2004, between ILFC and *, consented to by AVSA, S.A.R.L. (“AVSA”).
10. Assignment of Warranties (Engines), dated as of March 23, 2004, between ILFC and *.
11. Assignment of Warranty Rights (Airframe), dated as of October 31, 2004, between FLS Aerospace (UK) Limited and *, consented to by AVSA and ILFC.
A320-200 aircraft bearing serial number 2158
1. Aircraft Lease Agreement, dated as of September 10, 2003, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee.
2. Side Letter Number One to Aircraft Lease Agreement, dated as of September 10, 2003, between ILFC and *.
3. Amendment No. 1 to Aircraft Lease Agreement, dated as of February 26, 2004, between ILFC and *.
4. Amendment No. 2 to Aircraft Lease Agreement, dated as of March 23, 2004, between ILFC and *.
5. Amendment No. 3 to Aircraft Lease Agreement, dated as of October 29, 2004, between ILFC and *.
6. Side Letter Number Two to Aircraft Lease Agreement, dated as of December 13, 2005, between ILFC and *.
7. Amendment #4 to Aircraft Lease Agreement and Exercise of Lease Extension Option, dated as of March 23, 2007, between ILFC and *.
8. Estoppel and Acceptance Certificate dated as of February 26, 2004.
9. Assignment of Rights (Airframe), dated as of February 26, 2004, between ILFC and *, consented to by AVSA, S.A.R.L.
10. Assignment of Warranties (Engines), dated as of February 26, 2004, between ILFC and *.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

*
B737-800 aircraft bearing serial number 30716
1. Aircraft Lease Agreement, dated as of December 20, 2005, between International Lease Finance Corporation (“ILFC”), as Lessor, *, as Lessee, and *, as Consenting Party.
2. Estoppel and Acceptance Certificate dated as of March 16, 2007.
3. Assignment of Rights (Airframe), dated as of March 16, 2007, between ILFC and *, consented to by The Boeing Company.
4. Assignment of Warranties (Engines), dated as of March 16, 2007, between ILFC and *.
B737-800 aircraft bearing serial number 29374
1. Aircraft Lease Agreement, dated as of December 20, 2005, between International Lease Finance Corporation (“ILFC”), as Lessor, *, as Lessee, and *, as Consenting Party.
2. Estoppel and Acceptance Certificate dated as of March 9, 2007.
3. Assignment of Rights (Airframe), dated as of March 9, 2007, between ILFC and *, consented to by The Boeing Company.
4. Assignment of Warranties (Engines), dated as of March 9, 2007, between ILFC and *.
B737-800 aircraft bearing serial number 29373
1. Aircraft Lease Agreement, dated as of December 20, 2005, between International Lease Finance Corporation (“ILFC”), as Lessor, *, as Lessee, and *, as Consenting Party.
2. Estoppel and Acceptance Certificate dated as of February 12, 2007.
3. Assignment of Rights (Airframe), dated as of February 12, 2007, between ILFC and *, consented to by The Boeing Company.
4. Assignment of Warranties (Engines), dated as of February 12, 2007, between ILFC and *.
B737-800 aircraft bearing serial number 30705
1. Aircraft Lease Agreement, dated as of May 12, 2005, between International Lease Finance Corporation (“ILFC”), as Lessor, *, as Lessee, and *, as Consenting Party.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2. Side Letter #1 to Aircraft Lease Agreements, dated as of May 12, 2005 between ILFC, *and *.
3. Estoppel and Acceptance Certificate dated as of July 28, 2006.
4. Assignment of Rights (Airframe), dated as of July 28, 2006, between ILFC and *, consented to by The Boeing Company.
5. Assignment of Warranties (Engines), dated as of July 28, 2006, between ILFC and *.
B737-800 aircraft bearing serial number 30704
1. Aircraft Lease Agreement, dated as of May 12, 2005, between International Lease Finance Corporation (“ILFC”), as Lessor, *, as Lessee, and *, as Consenting Party.
2. Side Letter #1 to Aircraft Lease Agreements, dated as of May 12, 2005, between ILFC, *and *.
3. Estoppel and Acceptance Certificate dated as of July 11, 2006.
4. Assignment of Rights (Airframe), dated as of July 11, 2006, between ILFC and *, consented to by The Boeing Company.
5. Assignment of Warranties (Engines), dated as of July 11, 2006, between ILFC and *.
*
B737-800 aircraft bearing serial number 30701
1. Aircraft Lease Agreement, dated as of August 29, 2005, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee.
2. Guarantee between * (“Guarantor”) and ILFC (“Beneficiary”) Amendment Number One to Aircraft Lease Agreement, dated as of May 17, 2006.
3. Estoppel and Acceptance Certificate dated as of May 24, 2006.
4. Assignment of Rights (Airframe), dated as of May 24, 2006, between ILFC and *, consented to by The Boeing Company.
5. Assignment of Rights (Engines), dated as of May 24, 2006, between ILFC and *.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

B737-800 aircraft bearing serial number 29369
1. Aircraft Lease Agreement, dated as of August 29, 2005, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee.
2. Guarantee between *and ILFC (“Beneficiary”) Amendment Number One to Aircraft Lease Agreement, dated as of May 9, 2006.
3. Estoppel and Acceptance Certificate dated as of May 10, 2006.
4. Assignment of Rights (Airframe), dated as of May 10, 2006, between ILFC and *, consented to by The Boeing Company.
5. Assignment of Rights (Engines), dated as of May 10, 2006, between ILFC and *.
B737-800 aircraft bearing serial number 29368
1. Aircraft Lease Agreement, dated as of August 29, 2005, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee.
2. Guarantee between * (“Guarantor”) and ILFC (“Beneficiary”) Amendment Number One to Aircraft Lease Agreement, dated as of January 31, 2006.
3. Estoppel and Acceptance Certificate dated as of April 6, 2006.
4. Assignment of Rights (Airframe), dated as of April 6, 2006, between ILFC and *, consented to by The Boeing Company.
5. Assignment of Rights (Engines), dated as of April 6, 2006, between ILFC and *.
B737-800 aircraft bearing serial number 30696
1. Aircraft Lease Agreement, dated as of August 29, 2005, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee.
2. Guarantee between * and ILFC (“Beneficiary”) Amendment Number One to Aircraft Lease Agreement, dated as of March 14, 2006.
3. Estoppel and Acceptance Certificate dated as of March 16, 2006.
4. Assignment of Rights (Airframe), dated as of March 16, 2006, between ILFC and *, consented to by The Boeing Company.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5. Assignment of Rights (Engines), dated as of March 16, 2006, between ILFC and *.
*
A320-200 aircraft bearing serial number 2171
1. Aircraft Lease Agreement, dated as of July 21, 2003, between International Lease Finance Corporation (“ILFC”), as Lessor, *, as Lessee and *, as Consenting Party (“Consenting Party”).
2. Side Letter #1 to Aircraft Lease Agreement, dated as of July 21, 2003, between ILFC, * and Consenting Party.
3. Amendment Number One to Aircraft Lease Agreement, dated as of March 18, 2004, between ILFC and *.
4. Amendment Number Two to Aircraft Lease Agreement, dated as of March 18, 2004, between ILFC and *.
5. Deed of Novation and Amendment, dated as of April 11, 2005, between *, *, ILFC and Consenting Party.
6. Deed of Novation and Amendment, dated as of April 11, 2005, between *, *, ILFC and Consenting Party.
(Terminates previous Deed of Novation and Amendment)
7. Letter Agreement Re: A320-214 Aircraft Manuals, dated as of April 19, 2007, between ILFC and *.
8. Estoppel and Acceptance Certificate dated as of March 18, 2004.
9. Assignment of Rights (Airframe), dated as of March 18, 2004, between ILFC and *, consented to by The Boeing Company.
10. Assignment of Warranties (Engines), dated as of March 18, 2004, between ILFC and *.
A320-200 aircraft bearing serial number 2182
1. Aircraft Lease Agreement, dated as of July 21, 2003, between International Lease Finance Corporation (“ILFC”), as Lessor, *, as Lessee and *, as Consenting Party (“Consenting Party”).

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2. Side Letter #1 to Aircraft Lease Agreement, dated as of July 21, 2003, between ILFC, *and Consenting Party.
3. Amendment Number One to Aircraft Lease Agreement, dated as of April 14, 2004, between ILFC and *.
4. Amendment Number Two to Aircraft Lease Agreement, dated as of April 14, 2004, between ILFC and *.
5. Deed of Novation and Amendment, dated as of April 11, 2005, between *, *, ILFC and Consenting Party.
6. Deed of Novation and Amendment, dated as of April 11, 2005, between *, *, ILFC and Consenting Party.
(Terminates previous Deed of Novation and Amendment)
7. Letter Agreement Re: A320-214 Aircraft Manuals, dated as of April 19, 2007, between ILFC and *.
8. Estoppel and Acceptance Certificate dated as of April 14, 2004.
9. Assignment of Rights (Airframe), dated as of April 14, 2004, between ILFC and *, consented to by The Boeing Company.
10. Assignment of Warranties (Engines), dated as of April 14, 2004, between ILFC and *.
A320-200 aircraft bearing serial number 2199
1. Aircraft Lease Agreement, dated as of July 21, 2003, between International Lease Finance Corporation (“ILFC”), as Lessor, *, as Lessee and *, as Consenting Party (“Consenting Party”).
2. Side Letter #1 to Aircraft Lease Agreement, dated as of July 21, 2003, between ILFC, * and Consenting Party.
3. Amendment Number One to Aircraft Lease Agreement, dated as of May 11, 2004, between ILFC and *.
4. Amendment Number Two to Aircraft Lease Agreement, dated as of May 11, 2004, between ILFC and *.
5. Deed of Novation and Amendment, dated as of April 11, 2005, between *, *, ILFC and Consenting Party.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

6. Deed of Novation and Amendment, dated as of April 11, 2005, between *, *, ILFC and Consenting Party.
(Terminates previous Deed of Novation and Amendment)
7. Letter Agreement Re: A320-214 Aircraft Manuals, dated as of April 19, 2007, between ILFC and *.
8. Estoppel and Acceptance Certificate dated as of May 11, 2004.
9. Assignment of Rights (Airframe), dated as of May 11, 2004, between ILFC and *, consented to by The Boeing Company.
10. Assignment of Warranties (Engines), dated as of May 11, 2004, between ILFC and *.
B737-700 aircraft bearing serial number 29365
1. Aircraft Lease Agreement, dated as of April 28, 2004, between International Lease Finance Corporation (“ILFC”), as Lessor and *, as Lessee and *, as Consenting Party.
2. Side Letter #1 to Aircraft Lease Agreement, dated as of April 28, 2004, between ILFC, *, and *, as Consenting Party.
3. Global Side Letter #1 to Aircraft Lease Agreement, dated as of July 12, 2004, between ILFC, *, and *, as Consenting Party.
4. Novation and Amendment Deed, dated as of October 21, 2005, by and among *, *, ILFC and *, as Consenting Party.
5. Amendment Number One to Aircraft Lease Agreement, dated as of January 17, 2006 between ILFC and *.
6. Amendment Number Two to Aircraft Lease Agreement, dated as of January 17, 2006 between ILFC and *.
7. Letter Agreement Re: B737-700 & B737-800 Aircraft Manuals, dated as of March 23, 2009, between ILFC and *.
8. Estoppel and Acceptance Certificate dated as of January 17, 2006.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

9. Assignment of Rights (Airframe), dated as of January 17, 2006, between ILFC and *, consented to by The Boeing Company.
10. Assignment of Warranties (Engines), dated as of January 17, 2006, between ILFC and *.
B737-700 aircraft bearing serial number 29364
1. Aircraft Lease Agreement, dated as of April 28, 2004, between International Lease Finance Corporation (“ILFC”), as Lessor and *, as Lessee and *, as Consenting Party.
2. Side Letter #1 to Aircraft Lease Agreement, dated as of April 28, 2004, between ILFC, *, and *, as Consenting Party.
3. Global Side Letter #1 to Aircraft Lease Agreement, dated as of July 12, 2004, between ILFC, *, and *, as Consenting Party.
4. Novation and Amendment Deed, dated as of October 21, 2005, by and among *, *, ILFC and * as Consenting Party.
5. Amendment Number One to Aircraft Lease Agreement, dated as of December 15, 2005 between ILFC and *.
6. Amendment Number Two to Aircraft Lease Agreement, dated as of December 15, 2005 between ILFC and *.
7. Letter Agreement Re: B737-700 & B737-800 Aircraft Manuals, dated as of March 23, 2009, between ILFC and *.
8. Estoppel and Acceptance Certificate dated as of December 15, 2005.
9. Assignment of Rights (Airframe), dated as of December 15, 2005, between ILFC and *, consented to by The Boeing Company.
10. Assignment of Warranties (Engines), dated as of December 15, 2005, between ILFC and *.
B737-700 aircraft bearing serial number 33009
1. Aircraft Lease Agreement, dated as of April 28, 2004, between *, as Lessee, and International Lease Finance Corporation (“ILFC”), as Lessor, and * (“Consenting Party”).

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2. Side Letter #1 to Aircraft Lease Agreement, dated as of April 28, 2004, between ILFC, * and Consenting Party.
3. Global Side Letter #1 to Aircraft Lease Agreement, dated as of July 12, 2004, between ILFC, * and Consenting Party.
4. Amendment #1 to Side Letter #1 to Aircraft Lease Agreement, dated as of August 13, 2004, between ILFC and *.
5. Amendment #1 to Aircraft Lase Agreement, dated as of August 13, 2004, between ILFC and *.
6. Amendment No. Two to Aircraft Lease Agreement, dated as of June 20, 2005, between ILFC and *.
7. Amendment Number Three to Aircraft Lease Agreement, dated as of June 20, 2005, between * and ILFC.
8. Novation and Amendment Deed, dated as of October 21, 2005, between *, *, ILFC and Consenting Party.
9. Letter Agreement Re: B737-700 & B737-800 Aircraft Manuals, dated as of March 23, 2009, between ILFC and *.
10. Estoppel and Acceptance Certificate dated as of June 20, 2005.
11. Assignment of Rights (Airframe), dated as of June 20, 2005, between ILFC and *, consented to by The Boeing Company.
12. Notice to The Boeing Company, dated as of October 21, 2005, between *, * and ILFC, acknowledged to by The Boeing Company.
13. Assignment of Warranties (Engines), dated as of June 20, 2005, between ILFC and *.
B737-700 aircraft bearing serial number 33008
1. Aircraft Lease Agreement, dated as of April 28, 2004, *, as Lessee, and International Lease Finance Corporation (“ILFC”), as Lessor, and * (“Consenting Party”).
2. Side Letter #1 to Aircraft Lease Agreement, dated as of April 28, 2004 between ILFC, * and Consenting Party.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3. Global Side Letter #1 to Aircraft Lease Agreement, dated as of July 12, 2004, between ILFC, * and Consenting Party.
4. Amendment #1 to Aircraft Lease Agreement, dated as of August 1, 2004, between ILFC and *.
5. Amendment No. One to Aircraft Lease Agreement, dated as of June 3, 2005 between ILFC and *.
6. Amendment Number Two to Aircraft Lease Agreement, dated as of June 3, 2005 between * and ILFC.
7. Novation and Amendment Deed, dated as of October 21, 2005, between *, *, ILFC and Consenting Party.
8. Letter Agreement Re: B737-700 & B737-800 Aircraft Manuals, dated as of March 23, 2009, between ILFC and *.
9. Estoppel and Acceptance Certificate dated as of June 3, 2005.
10. Assignment of Rights (Airframe), dated as of June 3, 2005, between ILFC and *, consented to by The Boeing Company.
11. Notice to The Boeing Company, dated as of October 21, 2005, between *, * and ILFC, acknowledged to by The Boeing Company.
12. Assignment of Warranties (Engines), dated as of June 3, 2005, between ILFC and *.
B737-700 aircraft bearing serial number 29362
1. Aircraft Lease Agreement, dated as of April 28, 2004, between International Lease Finance Corporation (“ILFC”), as Lessor and *, as Lessee and *, as Consenting Party.
2. Side Letter #1 to Aircraft Lease Agreement, dated as of April 28, 2004, between ILFC, *, and *, as Consenting Party.
3. Global Side Letter #1 to Aircraft Lease Agreement, dated as of July 12, 2004, between ILFC, *, and *, as Consenting Party.
4. Amendment Number One to Aircraft Lease Agreement, dated as of May 24, 2005 between ILFC and *.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5. Amendment Number Two to Aircraft Lease Agreement, dated as of May 24, 2005 between ILFC and *.
6. Novation and Amendment Deed, dated as of October 21, 2005, by and among *, *, ILFC and * (“Consenting Party”)
7. Letter Agreement Re: B737-700 & B737-800 Aircraft Manuals, dated as of March 23, 2009, between ILFC and *.
8. Estoppel and Acceptance Certificate dated as of May 24, 2005.
9. Assignment of Rights (Airframe), dated as of May 24, 2005, between ILFC and *, consented to by The Boeing Company.
10. Notice to The Boeing Company, dated as of October 21, 2005, regarding transfer of Assignment of Rights (Airframe) from * to * pursuant to a Novation and Amendment Deed dated October 21, 2005.
11. Assignment of Warranties (Engines), dated as of May 24, 2005, between ILFC and *.
B737-700 aircraft bearing serial number 29361
1. Aircraft Lease Agreement, dated as of April 28, 2004, between International Lease Finance Corporation (“ILFC”), as Lessor and *, as Lessee and *, as Consenting Party.
2. Side Letter #1 to Aircraft Lease Agreement, dated as of April 28, 2004, between ILFC, *, and *, as Consenting Party.
3. Global Side Letter #1 to Aircraft Lease Agreement, dated as of July 12, 2004, between ILFC, *, and *, as Consenting Party.
4. Amendment Number One to Aircraft Lease Agreement, dated as of April 27, 2005 between ILFC and *.
5. Amendment Number Two to Aircraft Lease Agreement, dated as of April 27, 2005 between ILFC and *.
6. Novation and Amendment Deed, dated as of October 21, 2005, by and among *,*, ILFC and * (“Consenting Party”)

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7. Letter Agreement Re: B737-700 & B737-800 Aircraft Manuals, dated as of March 23, 2009, between ILFC and *.
8. Estoppel and Acceptance Certificate dated as of April 27, 2005.
9. Assignment of Rights (Airframe), dated as of April 27, 2005, between ILFC and *, consented to by The Boeing Company.
10. Notice to The Boeing Company, dated as of October 21, 2005, regarding transfer of Assignment of Rights (Airframe) from * to * pursuant to a Novation and Amendment Deed dated October 21, 2005.
11. Assignment of Warranties (Engines), dated as of April 27, 2005, between ILFC and *.
B737-700 aircraft bearing serial number 29358
1. Aircraft Lease Agreement, dated as of February 26, 2004, between International Lease Finance Corporation (“ILFC”), as Lessor, *, as Lessee and *, as Consenting Party.
2. Side Letter #1 to Aircraft Lease Agreement, dated as of February 26, 2004, between ILFC and *.
3. Amendment Number One to Aircraft Lease Agreement, dated as of February 24, 2005, between ILFC and *.
4. Amendment Number Two to Aircraft Lease Agreement, dated as of February 24, 2005, between ILFC and *.
5. Letter Agreement Re: B737-700 & B737-800 Aircraft Manuals, dated as of March 23, 2009, between ILFC and *.
6. Estoppel and Acceptance Certificate dated as of February 24, 2005.
7. Assignment of Rights (Airframe), dated as of February 24, 2005, between ILFC and *, consented to by The Boeing Company.
8. Assignment of Warranties (Engines), dated as of February 24, 2005, between ILFC and *.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

B737-700 aircraft bearing serial number 29357
1. Aircraft Lease Agreement, dated as of February 26, 2004, between International Lease Finance Corporation (“ILFC”), as Lessor, *, as Lessee and *, as Consenting Party.
2. Side Letter #1 to Aircraft Lease Agreement, dated as of February 26, 2004, between ILFC and *.
3. Amendment Number One to Aircraft Lease Agreement, dated as of January 13, 2005, between ILFC and *.
4. Amendment Number Two to Aircraft Lease Agreement, dated as of January 13, 2005, between ILFC and *.
5. Letter Agreement Re: B737-700 & B737-800 Aircraft Manuals, dated as of March 23, 2009, between ILFC and *.
6. Estoppel and Acceptance Certificate dated as of January 13, 2005.
7. Assignment of Rights (Airframe), dated as of January 13, 2005, between ILFC and *, consented to by The Boeing Company.
8. Assignment of Warranties (Engines), dated as of January 13, 2005, between ILFC and *.
B737-700 aircraft bearing serial number 32802
1. Aircraft Lease Agreement, dated as of February 26, 2004, between *, as Lessee, and International Lease Finance Corporation (“ILFC”), as Lessor, and * (“Consenting Party”).
2. Side Letter #1 to Aircraft Lease Agreement, dated as of February 26, 2004, between ILFC, * and Consenting Party.
3. Amendment #1 to Side Letter #1 to Aircraft Lease Agreement, dated as of August 30, 2004, between ILFC and *.
4. Amendment #1 to Aircraft Lase Agreement, dated as of August 30, 2004, between ILFC and *.
5. Amendment No. Two to Aircraft Lease Agreement, dated as of June 14, 2005, between ILFC and *.
6. Amendment Number Three to Aircraft Lease Agreement, dated as of June 14, 2005, between * and ILFC.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7. Letter Agreement Re: B737-700 & B737-800 Aircraft Manuals, dated as of March 23, 2009, between ILFC and *.
8. Estoppel and Acceptance Certificate dated as of June 14, 2005.
9. Assignment of Rights (Airframe), dated as of June 14, 2005, between ILFC and *, consented to by The Boeing Company.
10. Assignment of Warranties (Engines), dated as of June 14, 2005, between ILFC and *.
B737-700 aircraft bearing serial number 30691
1. Aircraft Lease Agreement, dated as of February 26, 2004, between International Lease Finance Corporation (“ILFC”), as Lessor, *, as Lessee and *, as Consenting Party.
2. Side Letter #1 to Aircraft Lease Agreement, dated as of February 26, 2004, between ILFC and *.
3. Amendment #1 to Side Letter #1 to Aircraft Lease Agreement, dated as of August 30, 2004, between ILFC and *.
4. Amendment #1 to Aircraft Lease Agreement, dated as of August 30, 2004, between ILFC and *.
5. Amendment Number Two to Aircraft Lease Agreement, dated as of May 9, 2005, between ILFC and *.
6. Amendment Number Three to Aircraft Lease Agreement, dated as of May 9, 2005, between ILFC and *.
7. Letter Agreement Re: B737-700 & B737-800 Aircraft Manuals, dated as of March 23, 2009, between ILFC and *.
8. Estoppel and Acceptance Certificate dated as of May 9, 2005.
9. Assignment of Rights (Airframe), dated as of May 9, 2005, between ILFC and *, consented to by The Boeing Company.
10. Assignment of Warranties (Engines), dated as of May 9, 2005, between ILFC and *.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

B737-700 aircraft bearing serial number 32800
1. Aircraft Lease Agreement, dated as of February 26, 2004, between International Lease Finance Corporation (“ILFC”), as Lessor, *, as Lessee and *, as Consenting Party.
2. Side Letter #1 to Aircraft Lease Agreement, dated as of February 26, 2004, between ILFC and *.
3. Amendment #1 to Side Letter #1 to Aircraft Lease Agreement, dated as of August 30, 2004, between ILFC and *.
4. Amendment Number One to Aircraft Lease Agreement, dated as of April 5, 2005, between ILFC and *.
5. Amendment Number Two to Aircraft Lease Agreement, dated as of April 5, 2005, between ILFC and *.
6. Letter Agreement Re: B737-700 & B737-800 Aircraft Manuals, dated as of March 23, 2009, between ILFC and *.
7. Estoppel and Acceptance Certificate dated as of April 5, 2005.
8. Assignment of Rights (Airframe), dated as of April 5, 2005, between ILFC and *, consented to by The Boeing Company.
9. Assignment of Warranties (Engines), dated as of April 5, 2005, between ILFC and *.
B737-700 aircraft bearing serial number 30682
1. Aircraft Lease Agreement, dated as of February 26, 2004, between International Lease Finance Corporation (“ILFC”), as Lessor, *, as Lessee and *, as Consenting Party.
2. Side Letter #1 to Aircraft Lease Agreement, dated as of February 26, 2004, between ILFC and *.
3. Amendment Number One to Aircraft Lease Agreement, dated as of March 30, 2005, between ILFC and *.
4. Amendment Number Two to Aircraft Lease Agreement, dated as of March 30, 2005, between ILFC and *.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5. Letter Agreement Re: B737-700 & B737-800 Aircraft Manuals, dated as of March 23, 2009, between ILFC and *.
6. Estoppel and Acceptance Certificate dated as of March 30, 2005.
7. Assignment of Rights (Airframe), dated as of March 30, 2005, between ILFC and *, consented to by The Boeing Company.
8. Assignment of Warranties (Engines), dated as of March 30, 2005, between ILFC and *.
B737-700 aircraft bearing serial number 30681
1. Aircraft Lease Agreement, dated as of February 26, 2004, between International Lease Finance Corporation (“ILFC”), as Lessor, *, as Lessee and *, as Consenting Party.
2. Side Letter #1 to Aircraft Lease Agreement, dated as of February 26, 2004, between ILFC and *.
3. Amendment Number One to Aircraft Lease Agreement, dated as of February 24, 2005, between ILFC and *.
4. Amendment Number Two to Aircraft Lease Agreement, dated as of February 24, 2005, between ILFC and *.
5. Letter Agreement Re: B737-700 & B737-800 Aircraft Manuals, dated as of March 23, 2009, between ILFC and *.
6. Estoppel and Acceptance Certificate dated as of February 24, 2005.
7. Assignment of Rights (Airframe), dated as of February 24, 2005, between ILFC and *, consented to by The Boeing Company.
8. Assignment of Warranties (Engines), dated as of February 24, 2005, between ILFC and *.
*
A320-200 aircraft bearing serial number 2899
1. Aircraft Lease Agreement, dated as of March 18, 2005, between ILFC Ireland Limited (“ILFC Ireland”), as Lessor, and *, as Lessee and *, as Consenting Party *.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2. Global Side Letter #1 to Aircraft Lease Agreements, dated as of March 18, 2005, between ILFC Ireland and * and *.
3. Aircraft Headlease Agreement, dated as of March 18, 2005 between ILFC Ireland, as Lessee and International Lease Finance Corporation (“ILFC”), as Lessor.
4. Amendment No. 1 to Global Side Letter No. 1 to Aircraft Lease Agreement, dated as of November 16, 2006, between ILFC Ireland, *, and *.
5. Amendment Number One to Aircraft Headlease Agreement, dated as of October 15, 2007 between ILFC Ireland and ILFC.
6. Estoppel and Acceptance Certificate (Headlease), dated as of September 28, 2006.
7. Estoppel and Acceptance Certificate, dated as of September 28, 2006.
8. Assignment of Rights (Airframe), dated as of September 28, 2006, between ILFC and *, consented to by Airbus S.A.S.
9. Assignment of Rights (Engines), dated as of September 28, 2006, between ILFC and *, consented to by CFM International Inc.
A320-200 aircraft bearing serial number 2770
1. Aircraft Lease Agreement, dated as of March 18, 2005, between ILFC Ireland Limited (“ILFC Ireland”), as Lessor, and *, as Lessee and *, as Consenting Party.
2. Global Side Letter #1 to Aircraft Lease Agreements, dated as of March 18, 2005, between ILFC Ireland and * and *.
3. Aircraft Headlease Agreement, dated as of March 18, 2005 between ILFC Ireland, as Lessee and International Lease Finance Corporation (“ILFC”), as Lessor.
4. Amendment Number No. 1 to Global Side Letter No. 1 to Aircraft Lease Agreement, dated as of November 16, 2006, between ILFC Ireland and * and *.
5. Amendment Number One to Aircraft Headlease Agreement, dated as of October 15, 2007 between ILFC Ireland and ILFC.
6. Estoppel and Acceptance Certificate (Headlease), dated as of May 10, 2006.
7. Estoppel and Acceptance Certificate, dated as of May 10, 2006.
8. Assignment of Rights (Airframe), dated as of May 10, 2006, between ILFC and *, consented to by Airbus S.A.S.
9. Assignment of Rights (Engines), dated as of May 10, 2006, between ILFC and *, consented to by CFM International Inc.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

A320-200 aircraft bearing serial number 2743
1. Aircraft Lease Agreement, dated as of March 18, 2005, between ILFC Ireland Limited (“ILFC Ireland”), as Lessor, and *, as Lessee and *, as Consenting Party *.
2. Global Side Letter #1 to Aircraft Lease Agreements, dated as of March 18, 2005, between ILFC and * and *.
3. Aircraft Headlease Agreement, dated as of March 18, 2005 between ILFC Ireland, as Lessee and International Lease Finance Corporation (“ILFC”), as Lessor.
4. Amendment No. 1 to Global Side Letter No. 1 to Aircraft Lease Agreement, dated as of November 16, 2006, between ILFC and * and *.
5. Amendment Number One to Aircraft Headlease Agreement, dated as of October 15, 2007 between ILFC Ireland and ILFC.
6. Estoppel and Acceptance Certificate (Headlease), dated as of April 11, 2006.
7. Estoppel and Acceptance Certificate, dated as of April 11, 2006.
8. Assignment of Rights (Airframe), dated as of April 11, 2006, between ILFC and *, consented to by Airbus S.A.S.
9. Assignment of Rights (Engines), dated as of April 11, 2006, between ILFC and *, consented to by CFM International, Inc.
A320-200 aircraft bearing serial number 2708
1. Aircraft Lease Agreement, dated as of March 18, 2005, between ILFC Ireland Limited (“ILFC Ireland”), as Lessor, and *, as Lessee and *, as Consenting Party *.
2. Global Side Letter #1 to Aircraft Lease Agreements, dated as of March 18, 2005, between ILFC and * and *.
3. Aircraft Headlease Agreement, dated as of March 18, 2005 between ILFC Ireland, as Lessee and International Lease Finance Corporation (“ILFC”), as Lessor.
4. Amendment No. 1 to Global Side Letter No. 1 to Aircraft Lease Agreement, dated as of November 16, 2006, between ILFC and * and *.
5. Amendment Number One to Aircraft Headlease Agreement, dated as of October 15, 2007 between ILFC Ireland and ILFC.
6. Estoppel and Acceptance Certificate (Headlease), dated as of April 11, 2006.
7. Estoppel and Acceptance Certificate, dated as of April 11, 2006.
8. Assignment of Rights (Airframe), dated as of April 11, 2006, between ILFC and *, consented to by Airbus S.A.S.
9. Assignment of Rights (Engines), dated as of April 11, 2006, between ILFC and *, consented to by CFM International, Inc.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

A320-200 aircraft bearing serial number 3112
1. Aircraft Lease Agreement, dated as of March 18, 2005, between ILFC Ireland Limited (“ILFC Ireland”), as Lessor, and *, as Lessee, *, as Consenting Party.
2. Global Side Letter #1 to Aircraft Lease Agreement, dated as of March 18, 2005, between ILFC Ireland, * and *.
3. Aircraft Headlease Agreement, dated as of March 18, 2005, between ILFC Ireland, as Lessee and International Lease Finance Corporation (“ILFC”), as Lessor.
4. Amendment No. 1 to Global Side Letter No. 1, dated as of November 16, 2006, among *, ILFC Ireland and *.
5. Amendment Number One to Aircraft Headlease Agreement, dated as of October 15, 2007, between ILFC Ireland and ILFC.
6. Estoppel and Acceptance Certificate (Headlease), dated as of May 14, 2007.
7. Estoppel and Acceptance Certificate, dated as of May 14, 2007.
8. Assignment of Rights (Airframe), dated as of May 14, 2007, between ILFC and *, consented to by Airbus S.A.S.
9. Assignment of Rights (Engines), dated as of May 14, 2007, between ILFC, *, consented to by IAE International Aero Enginges AG (“IAE”).
A320-200 aircraft bearing serial number 3075
1. Aircraft Lease Agreement, dated as of March 18, 2005, between ILFC Ireland Limited (“ILFC Ireland”), as Lessor, and *, as Lessee and *, as Consenting Party.
2. Global Side Letter #1 to Aircraft Lease Agreements, dated as of March 18, 2005, between ILFC Ireland and * and * dated March 18, 2005.
3. Aircraft Headlease Agreement, dated as of March 18, 2005, between ILFC Ireland, as Lessee and International Lease Finance Corporation (“ILFC”), as Lessor.
4. Amendment No. 1 to Global Side Letter No. 1 to Aircraft Lease Agreement, dated as of November 16, 2006, between ILFC Ireland and * and *.
5. Amendment Number One to Aircraft Headlease Agreement, dated as of October 15, 2007, between ILFC Ireland and ILFC.
6. Estoppel and Acceptance Certificate (Headlease), dated as of April 3, 2007.
7. Estoppel and Acceptance Certificate, dated as of April 3, 2007.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

8. Assignment of Rights (Airframe), dated as of April 3, 2007, between ILFC and *, consented to by Airbus S.A.S.
9. Assignment of Rights (Engines), dated as of April 3, 2007, between ILFC and *, consented to by IAE International Aero Enginges AG (“IAE”).
A320-200 aircraft bearing serial number 3067
1. Aircraft Lease Agreement, dated as of March 18, 2005, between ILFC Ireland Limited (“ILFC Ireland”), as Lessor, and *, as Lessee, *, as Consenting Party.
2. Global Side Letter #1 to Aircraft Lease Agreement, dated as of March 18, 2005, between ILFC Ireland, * (“Lessee”) and *.
3. Aircraft Headlease Agreement, dated as of March 18, 2005, between ILFC Ireland, as Lessee and International Lease Finance Corporation (“ILFC”), as Lessor.
4. Amendment No. 1 to Global Side Letter No. 1, dated as of November 16, 2006, between *, ILFC Ireland and *.
5. Amendment No. One to Aircraft Headlease Agreement, dated as of October 15, 2007, between ILFC Ireland and ILFC.
6. Estoppel and Acceptance Certificate (Headlease), dated as of March 16, 2007.
7. Estoppel and Acceptance Certificate, dated as of March 16, 2007.
8. Assignment of Rights (Airframe), dated as of March 16, 2007, between ILFC and *, consented to by Airbus S.A.S.
9. Assignment of Rights (Engines), dated as of March 16, 2007, among ILFC, *, consented to by IAE International Aero Enginges AG (“IAE”).
A320-200 aircraft bearing serial number 2936
1. Aircraft Lease Agreement, dated as of March 18, 2005, between ILFC Ireland Limited (“ILFC Ireland”), as Lessor, and *, as Lessee and *, as Consenting Party.
2. Global Side Letter #1 to Aircraft Lease Agreements, dated as of March 18, 2005, between ILFC Ireland and * and *.
3. Aircraft Headlease Agreement, dated as of March 18, 2005, between ILFC Ireland, as Lessee and International Lease Finance Corporation (“ILFC”), as Lessor.
4. Amendment No. 1 to Global Side Letter No. 1 to Aircraft Lease Agreement, dated as of November 16, 2006, between ILFC Ireland and * and *.
5. Amendment Number One to Aircraft Headlease Agreement, dated as of October 15, 2007 between ILFC Ireland and ILFC.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

6. Estoppel and Acceptance Certificate (Headlease), dated as of November 28, 2006.
7. Estoppel and Acceptance Certificate, dated as of November 28, 2006.
8. Assignment of Rights (Airframe), dated as of November 28, 2006, between ILFC and *, consented to by Airbus S.A.S.
9. Assignment of Rights (Engines), dated as of November 28, 2006, between ILFC and *, consented to by IAE International Aero Enginges AG (“IAE”).

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

A320-200 aircraft bearing serial number 2809
1. Aircraft Lease Agreement, dated as of March 18, 2005, between ILFC Ireland Limited (“ILFC Ireland”), as Lessor, and *, as Lessee, *, as Consenting Party.
2. Global Side Letter #1 to Aircraft Lease Agreement, dated as of March 18, 2005, between ILFC Ireland, * and *.
3. Aircraft Headlease Agreement, dated as of March 18, 2005 between ILFC Ireland, as Lessee and International Lease Finance Corporation (“ILFC”), as Lessor.
4. Amendment No. 1 to Global Side Letter No. 1, dated as of November 16, 2006, between *, ILFC Ireland and *.
5. Amendment Number One to Aircraft Headlease Agreement, dated as of October 15, 2007 between ILFC Ireland and ILFC.
6. Estoppel and Acceptance Certificate (Headlease) dated as of July 4, 2006.
7. Estoppel and Acceptance Certificate dated as of July 4, 2006.
8. Assignment of Rights (Airframe), dated as of July 4, 2006, between ILFC and *, consented to by Airbus S.A.S.
9. Assignment of Rights (Engines), dated as of July 4, 2006, among ILFC, *, consented to by IAE International Aero Enginges AG (“IAE”).
A320-200 aircraft bearing serial number 2767
1. Aircraft Lease Agreement, dated as of March 18, 2005, between ILFC Ireland Limited (“ILFC Ireland”), as Lessor, and *, as Lessee and *, as Consenting Party.
2. Global Side Letter #1 to Aircraft Lease Agreements, dated as of March 18, 2005, between ILFC Ireland and * and * dated March 18, 2005.
3. Aircraft Headlease Agreement, dated as of March 18, 2005 between ILFC Ireland, as Lessee and International Lease Finance Corporation (“ILFC”), as Lessor.
4. Amendment No.1 to Global Side Letter No. 1 to Aircraft Lease Agreement, dated as of November 16, 2006, between ILFC Ireland and * and *.
5. Amendment Number One to Aircraft Headlease Agreement, dated as of October 15, 2007 between ILFC Ireland, as Lessee and ILFC, as Lessor.
6. Estoppel and Acceptance Certificate (Headlease), dated as of June 22, 2006.
7. Estoppel and Acceptance Certificate, dated as of June 22, 2006.
8. Assignment of Rights (Airframe), dated as of June 22, 2006, between ILFC and *, consented to by Airbus S.A.S.
9. Assignment of Rights (Engines), dated as of June 22, 2006, between ILFC and *, consented to by IAE International Aero Enginges AG (“IAE”).

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

A320-200 aircraft bearing serial number 2759
1. Aircraft Lease Agreement, dated as of March 18, 2005, between ILFC Ireland Limited (“ILFC Ireland”), as Lessor, and *, as Lessee, *, as Consenting Party.
2. Global Side Letter #1 to Aircraft Lease Agreement, dated as of March 18, 2005, between ILFC Ireland, * and *.
3. Aircraft Headlease Agreement, dated as of March 18, 2005, between ILFC Ireland, as Lessee and International Lease Finance Corporation (“ILFC”), as Lessor.
4. Amendment No. 1 to Global Side Letter No. 1, dated as of November 16, 2006, between *, ILFC Ireland and *.
5. Amendment Number 1 to Aircraft Headlease Agreement, dated as of October 15, 2007 between ILFC Ireland and ILFC.
6. Estoppel and Acceptance Certificate (Headlease), dated as of May 29, 2006.
7. Estoppel and Acceptance Certificate, dated as of May 29, 2006.
8. Assignment of Rights (Airframe), dated as of May 29, 2006, between ILFC and *, consented to by Airbus S.A.S.
9. Assignment of Rights (Engines), dated as of May 29, 2006, between ILFC, *, consented to by IAE International Aero Enginges AG (“IAE”).
A320-200 aircraft bearing serial number 2741
1. Aircraft Lease Agreement, dated as of March 18, 2005, between ILFC Ireland Limited (“ILFC Ireland”), as Lessor, and *, as Lessee, *, as Consenting Party.
2. Global Side Letter #1 to Aircraft Lease Agreement, dated as of March 18, 2005, between ILFC Ireland, * and *.
3. Aircraft Headlease Agreement, dated as of March 18, 2005 between ILFC Ireland, as Lessee and International Lease Finance Corporation (“ILFC”), as Lessor.
4. Amendment No. 1 to Global Side Letter No. 1, dated as of November 16, 2006, among *, ILFC Ireland and *.
5. Amendment Number One to Aircraft Headlease Agreement, dated as of October 15, 2007 between ILFC Ireland and ILFC.
6. Estoppel and Acceptance Certificate (Headlease), dated as of April 26, 2006.
7. Estoppel and Acceptance Certificate, dated as of April 26, 2006.
8. Assignment of Rights (Airframe), dated as of April 26, 2006, between ILFC and *, consented to by Airbus S.A.S.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

9. Assignment of Rights (Engines), dated as of April 26, 2006, among ILFC, *, consented to by IAE International Aero Enginges AG (“IAE”).
B737-700 aircraft bearing serial number 29372
1. Aircraft Lease Agreement, dated as of March 18, 2005, between *, as Lessee, ILFC Ireland Limited (“ILFC Ireland”), as Lessor, and *, as Consenting Party.
2. Global Side Letter #1 to Aircraft Lease Agreement, dated as of March 18, 2005, between ILFC Ireland, * and *.
3. Aircraft Headlease Agreement, dated as of March 18, 2005, between ILFC Ireland, as Lessee and International Lease Finance Corporation (“ILFC”), as Lessor.
4. Amendment No. 1 to Global Side Letter No. 1, dated as of November 16, 2006, among *, ILFC Ireland and *.
5. Amendment Number One to Headlease Agreement, dated as of October 15, 2007, between ILFC Ireland and ILFC.
6. *
7. Estoppel and Acceptance Certificate (Headlease), dated as of December 18, 2006.
8. Estoppel and Acceptance Certificate, dated as of December 18, 2006.
9. Assignment of Rights (Airframe), dated as of December 18, 2006, between International Lease Finance Corporation (“ILFC”) and *, consented to by The Boeing Company.
10. Assignment of Warranties (Engines), dated as of December 18, 2006, between ILFC and *, consented to by CFM International, Inc.
B737-700 aircraft bearing serial number 29371
1. Aircraft Lease Agreement, dated as of March 18, 2005, between ILFC Ireland Limited (“ILFC Ireland”), as Lessor, and *, as Lessee, *, as Consenting Party.
2. Global Side Letter #1 to Aircraft Lease Agreement, dated as of March 18, 2005, between ILFC Ireland, * and *.
3. Aircraft Headlease Agreement, dated as of March 18, 2005, between ILFC Ireland, as Lessee and International Lease Finance Corporation (“ILFC”), as Lessor.
4. Amendment No. 1 to Global Side Letter No. 1, dated as of November 16, 2006, among *, ILFC Ireland and *.
5. Amendment No. One to Aircraft Headlease Agreement, dated as of October 15, 2007, between ILFC Ireland and ILFC
6. *

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7. Estoppel and Acceptance Certificate (Headlease), dated as of October 16, 2006.
8. Estoppel and Acceptance Certificate, dated as of October 16, 2006.
9. Assignment of Rights (Airframe), dated as of October 16, 2006, between ILFC and *, consented to by The Boeing Company.
10. Assignment of Warranties (Engines), dated as of October 16, 2006, between ILFC and *, consented to by CFM International, Inc.
B737-700 aircraft bearing serial number 29367
1. Aircraft Lease Agreement, dated as of March 18, 2005, between ILFC Ireland Limited (“ILFC Ireland”), as Lessor, and *, as Lessee and *, as Consenting Party.
2. Global Side Letter #1 to Aircraft Lease Agreements, dated as of March 18, 2005, between ILFC Ireland and * and * dated March 18, 2005.
3. Aircraft Headlease Agreement, dated as of March 18, 2005, between ILFC Ireland, as Lessee and International Lease Finance Corporation (“ILFC”), as Lessor.
4. Amendment No. 1 to Global Side Letter No. 1 to Aircraft Lease Agreement, dated as of March 18, 2005, between ILFC Ireland and * and * dated as of November 16, 2006.
5. Amendment No. One to Aircraft Headlease Agreement, dated as of October 15, 2007, between ILFC Ireland and ILFC.
6. *
7. Estoppel and Acceptance Certificate (Headlease), dated as of March 20, 2006.
8. Estoppel and Acceptance Certificate, dated as of March 20, 2006.
9. Assignment of Rights (Airframe), dated as of March 20, 2006, between ILFC and *, consented to by The Boeing Company.
10. Assignment of Rights (Engines), dated as of March 20, 2006, between ILFC and *, consented to by CFM International, Inc.
B737-700 aircraft bearing serial number 29366
1. Aircraft Lease Agreement, dated as of March 18, 2005, between ILFC Ireland Limited (“ILFC Ireland”), as Lessor, and *, as Lessee and *, as Consenting Party.
2. Global Side Letter #1 to Aircraft Lease Agreements, dated as of March 18, 2005, between ILFC Ireland and * and *.
3. Aircraft Headlease Agreement, dated as of March 18, 2005, between ILFC Ireland, as Lessee and International Lease Finance Corporation (“ILFC”), as Lessor.
4. Amendment No. 1 to Global Side Letter No. 1 to Aircraft Lease Agreement, dated as of November 16, 2006, between ILFC Ireland and * and *.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5. Amendment No. One to Aircraft Headlease Agreement, dated as of October 15, 2007, between ILFC Ireland and ILFC.
6. *
7. Estoppel and Acceptance Certificate (Headlease), dated as of February 21, 2006.
8. Estoppel and Acceptance Certificate, dated as of February 21, 2006.
9. Assignment of Rights (Airframe), dated as of February 21, 2006, between ILFC and *, consented to by The Boeing Company.
10. Assignment of Rights (Engines), dated as of February 21, 2006, between ILFC and *, consented to by CFM International Inc.
B737-800 aircraft bearing serial number 30708
1. Aircraft Lease Agreement, dated as of March 18, 2005, between *, as Lessee, ILFC Ireland Limited (“ILFC Ireland”), as Lessor, and *, as Consenting Party.
2. Global Side Letter #1 to Aircraft Lease Agreement, dated as of March 18, 2005, between ILFC Ireland, * and *.
3. Aircraft Headlease Agreement, dated as of March 18, 2005, between ILFC Ireland, as Lessee and International Lease Finance Corporation (“ILFC”), as Lessor.
4. Amendment No. 1 to Global Side Letter No. 1, dated as of November 16, 2006, between *, ILFC Ireland and *.
5. Amendment Number One to Aircraft Headlease Agreement, dated as of October 15, 2007, between ILFC Ireland and ILFC.
6. *
7. Estoppel and Acceptance Certificate (Headlease), dated as of October 26, 2006.
8. Estoppel and Acceptance Certificate, dated as of October 26, 2006.
9. Assignment of Rights (Airframe), dated as of October 26, 2006, between ILFC and *, consented to by The Boeing Company.
10. Assignment of Warranties (Engines), dated as of October 26, 2006, between ILFC and *, consented to by CFM International, Inc.
B737-800 aircraft bearing serial number 33006
1. Aircraft Lease Agreement, dated as of March 18, 2005, between ILFC Ireland Limited (“ILFC Ireland”), as Lessor, and *, as Lessee and *, as Consenting Party.
2. Global Side Letter #1 to Aircraft Lease Agreements, dated as of March 18, 2005, between ILFC Ireland and * and * dated March 18, 2005.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3. Aircraft Headlease Agreement, dated as of March 18, 2005, between ILFC Ireland, as Lessee and International Lease Finance Corporation (“ILFC”), as Lessor.
4. Amendment No. 1 to Global Side Letter No. 1 to Aircraft Lease Agreement, dated as of November 16, 2006, between ILFC Ireland and * and *.
5. Amendment Number One to Aircraft Headlease Agreement, dated as of October 15, 2007, between ILFC Ireland and ILFC.
6. *
7. Estoppel and Acceptance Certificate (Headlease), dated as of July 10, 2006.
8. Estoppel and Acceptance Certificate, dated as of July 10, 2006.
9. Assignment of Rights (Airframe), dated as of July 10, 2006, between ILFC and *, consented to by The Boeing Company.
10. Assignment of Rights (Engines), dated as of July 10, 2006, between ILFC and *, consented to by CFM International, Inc.
B737-800 aircraft bearing serial number 30709
1. Aircraft Lease Agreement, dated as of March 18, 2005, between ILFC Ireland Limited (“ILFC Ireland”), as Lessor, and *, as Lessee and *, as Consenting Party.
2. Global Side Letter #1 to Aircraft Lease Agreements, dated as of March 18, 2005, between ILFC Ireland and * and * dated March 18, 2005.
3. Aircraft Headlease Agreement, dated as of March 18, 2005, between ILFC Ireland, as Lessee and International Lease Finance Corporation (“ILFC”), as Lessor.
4. Amendment No. 1 to Global Side Letter No. 1 to Aircraft Lease Agreement, dated as of March 18, 2005, between ILFC Ireland and * and * dated as of November 16, 2006.
5. Amendment Number One to Aircraft Headlease Agreement, dated as of October 15, 2007, between ILFC Ireland and ILFC.
6. *
7. Estoppel and Acceptance Certificate (Headlease), dated as of June 8, 2006.
8. Estoppel and Acceptance Certificate, dated as of June 8, 2006.
9. Assignment of Rights (Airframe), dated as of June 8, 2006, between ILFC and *, consented to by The Boeing Company.
10. Assignment of Rights (Engines), dated as of June 8, 2006, between ILFC and *, consented to by CFM International, Inc.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

B737-800 aircraft bearing serial number 30699
1. Aircraft Lease Agreement, dated as of March 18, 2005, between ILFC Ireland Limited (“ILFC Ireland”), as Lessor, and *, as Lessee and *, as Consenting Party.
2. Global Side Letter #1 to Aircraft Lease Agreements, dated as of March 18, 2005, between ILFC Ireland and * and * dated March 18, 2005.
3. Aircraft Headlease Agreement, dated as of March 18, 2005, between ILFC Ireland, as Lessee and International Lease Finance Corporation (“ILFC”), as Lessor.
4. Amendment No. 1 to Global Side Letter No. 1 to Aircraft Lease Agreement, dated as of March 18, 2005, between ILFC Ireland and * and * dated as of November 16, 2006.
5. Amendment Number One to Aircraft Headlease Agreement, dated as of October 15, 2007, between ILFC Ireland and ILFC.
6. *
7. Estoppel and Acceptance Certificate (Headlease), dated as of May 12, 2006.
8. Estoppel and Acceptance Certificate dated as of May 12, 2006.
9. Assignment of Rights (Airframe), dated as of May 12, 2006, between ILFC and *, consented to by The Boeing Company.
10. Assignment of Rights (Engines), dated as of May 12, 2006, between ILFC and *, consented to by CFM International, Inc.
B737-800 aircraft bearing serial number 30697
1. Aircraft Lease Agreement, dated as of March 18, 2005, between ILFC Ireland Limited (“ILFC Ireland”), as Lessor, and *, as Lessee and *, as Consenting Party.
2. Global Side Letter #1 to Aircraft Lease Agreements, dated as of March 18, 2005, between ILFC Ireland and * and * dated March 18, 2005.
3. Aircraft Lease Agreement, dated as of March 18, 2005, between ILFC Ireland, as Lessee and International Lease Finance Corporation (“ILFC”), as Lessor.
4. Amendment No. 1 to Global Side Letter No. 1 to Aircraft Lease Agreement, dated as of March 18, 2005, between ILFC Ireland and * and * dated as of November 16, 2006.
5. Amendment Number One to Aircraft Headlease Agreement, dated as of October 15, 2007, between ILFC Ireland and ILFC.
6. *
7. Estoppel and Acceptance Certificate (Headlease), dated as of April 12, 2006.
8. Estoppel and Acceptance Certificate, dated as of April 12, 2006.
9. Assignment of Rights (Airframe), dated as of April 12, 2006, between ILFC and *, consented to by The Boeing Company.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

10. Assignment of Rights (Engines), dated as of April 12, 2006, between ILFC and *, consented to by CFM International, Inc.
*
A319-100 aircraft bearing serial number 3342
1. Aircraft Lease Agreement, dated as of November 4, 2003, among ILFC Ireland Limited (“ILFC Ireland”), as Lessor, *, as Lessee, and *, as Consenting Party.
2. Aircraft Headlease Agreement, dated as of November 4, 2003, between International Lease Finance Corporation (“ILFC”), as Lessor, and ILFC Ireland, as Lessee.
3. Global Side Letter #1 to Aircraft Lease Agreement, dated as of November 4, 2003, between ILFC Ireland and *.
4. Aircraft Lease Novation and Amendment Agreement, dated as of December 31, 2004, among ILFC Ireland, *, * and *.
5. Global Amendment #1 to Headlease Agreements, dated as of September 21, 2006, between ILFC and ILFC Ireland.
6. Amendment No. 1 to Global Side Letter No. 1, dated as of September 21, 2006, between ILFC Ireland and *.
7. Amendment Number One to Aircraft Lease Agreement, dated as of December 4, 2007, between ILFC Ireland and *.
8. Estoppel and Acceptance Certificate (Headlease) dated as of December 19, 2007.
9. Estoppel and Acceptance Certificate dated as of December 19, 2007.
10. Assignment of Rights (Airframe), dated as of December 19, 2007, between ILFC and *, consented to by Airbus S.A.S..
11. Assignment Agreement (Engines), dated as of December 19, 2007, among ILFC, *, and IAE International Aero Engines AG.
A319-100 aircraft bearing serial number 3311
1. Aircraft Lease Agreement, dated as of November 4, 2003, among ILFC Ireland Limited (“ILFC Ireland”), as Lessor, *, as Lessee, and *, as Consenting Party.
2. Aircraft Headlease Agreement, dated as of November 4, 2003, between International Lease Finance Corporation (“ILFC”), as Lessor, and ILFC Ireland, as Lessee.
3. Global Side Letter #1 to Aircraft Lease Agreements, dated as of November 4, 2003, between ILFC Ireland and *.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4. Aircraft Lease Novation and Amendment Agreement, dated as of December 31, 2004, among ILFC Ireland, *, * and *.
5. Amendment No. 1 to Global Side Letter No. 1, dated as of September 21, 2006, between ILFC Ireland and *.
6. Global Amendment #1 to Headlease Agreements, dated as of September 21, 2006, between ILFC and ILFC Ireland.
7. Amendment Number One to Aircraft Lease Agreement, dated as of November 8, 2007, between ILFC Ireland and *.
8. Estoppel and Acceptance Certificate (Headlease) dated as of November 21, 2007.
9. Estoppel and Acceptance Certificate dated as of November 21, 2007.
10. Assignment of Rights (Airframe), dated as of November 21, 2007, between ILFC and *, consented to by Airbus S.A.S..
11. Assignment Agreement (Engines), dated as of November 21, 2007, among ILFC, *, and *.
A319-100 aircraft bearing serial number 3269
1. Aircraft Lease Agreement, dated as of November 4, 2003, among ILFC Ireland Limited (“ILFC Ireland”), as Lessor, *, as Lessee, and *, as Consenting Party.
2. Aircraft Headlease Agreement, dated as of November 4, 2003, between International Lease Finance Corporation (“ILFC”), as Lessor, and ILFC Ireland, as Lessee.
3. Global Side Letter #1 to Aircraft Lease Agreements, dated as of November 4, 2003, between ILFC Ireland and *.
4. Aircraft Lease Novation and Amendment Agreement, dated as of December 31, 2004, among ILFC Ireland, *, * and *.
5. Global Amendment #1 to Headlease Agreements, dated as of September 21, 2006, between ILFC and ILFC Ireland.
6. Amendment No. 1 to Global Side Letter No. 1, dated as of September 21, 2006, between ILFC Ireland and *.
7. Amendment Number One to Aircraft Lease Agreement, dated as of October 1, 2007, between ILFC Ireland and *.
8. Estoppel and Acceptance Certificate (Headlease) dated as of October 15, 2007.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

9. Estoppel and Acceptance Certificate dated as of October 15, 2007.
10. Assignment of Rights (Airframe), dated as of October 15, 2007, between ILFC and *, consented to by Airbus S.A.S..
11. Assignment Agreement (Engines), dated as of October 15, 2007, among ILFC, *, and IAE International Aero Engines AG.
A319-100 aircraft bearing serial number 3258
1. Aircraft Lease Agreement, dated as of November 4, 2003, among ILFC Ireland Limited (“ILFC Ireland”), as Lessor, *, as Lessee, and *, as Consenting Party.
2. Aircraft Headlease Agreement, dated as of November 4, 2003, between International Lease Finance Corporation (“ILFC”), as Lessor, and ILFC Ireland, as Lessee.
3. Global Side Letter #1 to Aircraft Lease Agreements, dated as of November 4, 2003, between ILFC Ireland and *.
4. Aircraft Lease Novation and Amendment Agreement, dated as of December 31, 2004, among ILFC Ireland, *, * and *.
5. Global Amendment #1 to Headlease Agreements, dated as of September 21, 2006, between ILFC and ILFC Ireland.
6. Amendment No. 1 to Global Side Letter No. 1, dated as of September 21, 2006, between ILFC Ireland and *.
7. Letter of Understanding, dated as of October 12, 2006, between International Lease Finance Corporation and *.
8. Amendment Number One to Aircraft Lease Agreement, dated as of October 1, 2007, between ILFC Ireland and *.
9. Estoppel and Acceptance Certificate (Headlease) dated as of October 12, 2007.
10. Estoppel and Acceptance Certificate dated as of October 12, 2007.
11. Assignment of Rights (Airframe), dated as of October 12, 2007, between ILFC and *, consented to by Airbus S.A.S.
12. Assignment Agreement (Engines), dated as of October 12, 2007, among ILFC, *, and IAE International Aero Engines AG.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

A319-100 aircraft bearing serial number 3144
1. Aircraft Lease Agreement, dated as of November 4, 2003, among ILFC Ireland Limited (“ILFC Ireland”), as Lessor, *, as Lessee, and *, as Consenting Party.
2. Aircraft Headlease Agreement, dated as of November 4, 2003, between International Lease Finance Corporation (“ILFC”), as Lessor, and ILFC Ireland, as Lessee.
3. Global Side Letter #1 to Aircraft Lease Agreements, dated as of November 4, 2003, between ILFC Ireland and *.
4. Aircraft Lease Novation and Amendment Agreement, dated as of December 31, 2004, among ILFC Ireland, *, * and *.
5. Global Amendment #1 to Headlease Agreements, dated as of September 21, 2006, between ILFC and ILFC Ireland.
6. Amendment No. 1 to Global Side Letter No. 1, dated as of September 21, 2006, between ILFC Ireland and *.
7. Amendment Number One to Aircraft Lease Agreement, dated as of May 25, 2007, between ILFC Ireland and *.
8. Estoppel and Acceptance Certificate (Headlease) dated as of June 13, 2007.
9. Estoppel and Acceptance Certificate dated as of June 13, 2007.
10. Assignment of Rights (Airframe), dated as of June 13, 2007, between ILFC and *, consented to by Airbus S.A.S.
11. Assignment Agreement (Engines), dated as of June 13, 2007, among ILFC, *, and *.
A319-100 aircraft bearing serial number 3020
1. Aircraft Lease Agreement, dated as of November 4, 2003, among ILFC Ireland Limited (“ILFC Ireland”), as Lessor, *, as Lessee, and *, as Consenting Party.
2. Aircraft Headlease Agreement, dated as of November 4, 2003, between International Lease Finance Corporation (“ILFC”), as Lessor, and ILFC Ireland, as Lessee.
3. Global Side Letter #1 to Aircraft Lease Agreements, dated as of November 4, 2003, between ILFC Ireland and *.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4. Aircraft Lease Novation and Amendment Agreement, dated as of December 31, 2004, among ILFC Ireland, *, * and *.
5. Amendment Number One to Aircraft Lease Agreement, dated as of January 19, 2007, between ILFC Ireland and *.
6. Global Amendment #1 to Headlease Agreements, dated as of September 21, 2006, between ILFC and ILFC Ireland.
7. Amendment No. 1 to Global Side Letter No. 1, dated as of September 21, 2006, between ILFC Ireland and *.
8. Estoppel and Acceptance Certificate (Headlease) dated as of February 5, 2007.
9. Estoppel and Acceptance Certificate dated as of February 5, 2007.
10. Assignment of Rights (Airframe), dated as of February 5, 2007, between ILFC and *, consented to by Airbus S.A.S.
11. Assignment Agreement (Engines), dated as of February 5, 2007, among ILFC, *, and *.
A319-100 aircraft bearing serial number 2969
1. Aircraft Lease Agreement, dated as of November 4, 2003, among ILFC Ireland Limited (“ILFC Ireland”), as Lessor, *, as Lessee, and *, as Consenting Party.
2. Aircraft Headlease Agreement, dated as of November 4, 2003, between International Lease Finance Corporation (“ILFC”), as Lessor, and ILFC Ireland, as Lessee.
3. Global Side Letter #1 to Aircraft Lease Agreements, dated as of November 4, 2003, between ILFC Ireland and *.
4. Aircraft Lease Novation and Amendment Agreement, dated as of December 31, 2004, among ILFC Ireland, *, * and *.
5. Amendment Number One to Aircraft Lease Agreement, dated as of December 5, 2006, between ILFC Ireland and *.
6. Global Amendment #1 to Headlease Agreements, dated as of September 21, 2006, between ILFC and ILFC Ireland.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7. Amendment No. 1 to Global Side Letter No. 1, dated as of September 21, 2006, between ILFC Ireland and *.
8. Estoppel and Acceptance Certificate dated as of December 15, 2006.
9. Assignment of Rights (Airframe), dated as of December 15, 2006, between ILFC and *, consented to by Airbus S.A.S.
10. Assignment Agreement (Engines), dated as of December 15, 2006, among ILFC, *, and *.
A319-100 aircraft bearing serial number 2948
1. Aircraft Lease Agreement, dated as of November 4, 2003, among ILFC Ireland Limited (“ILFC Ireland”), as Lessor, *, as Lessee, and *, as Consenting Party.
2. Aircraft Headlease Agreement, dated as of November 4, 2003, between International Lease Finance Corporation (“ILFC”), as Lessor, and ILFC Ireland, as Lessee.
3. Global Side Letter #1 to Aircraft Lease Agreements, dated as of November 4, 2003, between ILFC Ireland and *.
4. Aircraft Lease Novation and Amendment Agreement, dated as of December 31, 2004, among ILFC Ireland, *, * and *.
5. Amendment Number One to Aircraft Lease Agreement, dated as of November 8, 2006, between ILFC Ireland and *.
6. Global Amendment #1 to Headlease Agreements, dated as of September 21, 2006, between ILFC and ILFC Ireland.
7. Amendment No. 1 to Global Side Letter No. 1, dated as of September 21, 2006, between ILFC Ireland and *.
8. Estoppel and Acceptance Certificate (Headlease) dated as of December 6, 2006.
9. Estoppel and Acceptance Certificate dated as of December 6, 2006.
10. Assignment of Rights (Airframe), dated as of December 6, 2006, between ILFC and *, consented to by Airbus S.A.S.
11. Assignment Agreement (Engines), dated as of December 6, 2006, among ILFC, *, and *.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

A319-100 aircraft bearing serial number 2940
1. Aircraft Lease Agreement, dated as of November 4, 2003, among ILFC Ireland Limited (“ILFC Ireland”), as Lessor, *, as Lessee, and *, as Consenting Party.
2. Aircraft Headlease Agreement, dated as of November 4, 2003, between International Lease Finance Corporation (“ILFC”), as Lessor, and ILFC Ireland, as Lessee.
3. Global Side Letter #1 to Aircraft Lease Agreements, dated as of November 4, 2003, between ILFC Ireland and *.
4. Aircraft Lease Novation and Amendment Agreement, dated as of December 31, 2004, among ILFC Ireland, *, * and *.
5. Amendment Number One to Aircraft Lease Agreement, dated as of September 29, 2006, between ILFC Ireland and *.
6. Global Amendment #1 to Headlease Agreements, dated as of September 21, 2006, between ILFC and ILFC Ireland.
7. Amendment No. 1 to Global Side Letter No. 1, dated as of September 21, 2006, between ILFC Ireland and *.
8. Estoppel and Acceptance Certificate (Headlease) dated as of October 17, 2006.
9. Estoppel and Acceptance Certificate dated as of October 17, 2006.
10. Assignment of Rights (Airframe), dated as of October 17, 2006, between ILFC and *, consented to by Airbus S.A.S.
11. Assignment Agreement (Engines), dated as of October 17, 2006, among ILFC, *, and *.
A319-100 aircraft bearing serial number 2901
1. Aircraft Lease Agreement, dated as of November 4, 2003, among ILFC Ireland Limited (“ILFC Ireland”), as Lessor, *, as Lessee, and *, as Consenting Party.
2. Aircraft Headlease Agreement, dated as of November 4, 2003, between International Lease Finance Corporation (“ILFC”), as Lessor, and ILFC Ireland, as Lessee.
3. Global Side Letter #1 to Aircraft Lease Agreements, dated as of November 4, 2003, between ILFC Ireland and *.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4. Aircraft Lease Novation and Amendment Agreement, dated as of December 31, 2004, among ILFC Ireland, *, * and *.
5. Amendment Number One to Aircraft Lease Agreement, dated as of September 29, 2006, between ILFC Ireland and *.
6. Global Amendment #1 to Headlease Agreements, dated as of September 21, 2006, between ILFC and ILFC Ireland.
7. Amendment No. 1 to Global Side Letter No. 1, dated as of September 21, 2006, between ILFC Ireland and *.
8. Estoppel and Acceptance Certificate (Headlease) dated as of October 17, 2006.
9. Estoppel and Acceptance Certificate dated as of October 17, 2006.
10. Assignment of Rights (Airframe), dated as of October 17, 2006, between ILFC and *, consented to by Airbus S.A.S.
11. Assignment Agreement (Engines), dated as of October 17, 2006, among ILFC, *, and *.
A319-100 aircraft bearing serial number 2815
1. Aircraft Lease Agreement, dated as of November 4, 2003, among ILFC Ireland Limited (“ILFC Ireland”), as Lessor, *, as Lessee, and *, as Consenting Party.
2. Aircraft Headlease Agreement, dated as of November 4, 2003, between International Lease Finance Corporation (“ILFC”), as Lessor, and ILFC Ireland, as Lessee.
3. Global Side Letter #1 to Aircraft Lease Agreements, dated as of November 4, 2003, between ILFC Ireland and *.
4. Aircraft Lease Novation and Amendment Agreement, dated as of December 31, 2004, among ILFC Ireland, *, * and *.
5. Amendment Number One to Aircraft Lease Agreement, dated as of June 21, 2006, between ILFC Ireland and *.
6. Global Amendment #1 to Headlease Agreements, dated as of September 21, 2006, between ILFC and ILFC Ireland.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7. Amendment No. 1 to Global Side Letter No. 1, dated as of September 21, 2006, between ILFC Ireland and *.
8. Estoppel and Acceptance Certificate (Headlease) dated as of June 30, 2006.
9. Estoppel and Acceptance Certificate dated as of June 30, 2006.
10. Assignment of Rights (Airframe), dated as of June 30, 2006, between ILFC and *, consented to by Airbus, S.A.S.
11. Assignment Agreement (Engines), dated as of June 30, 2006, among ILFC, *, and *.
A319-100 aircraft bearing serial number 2667
1. Aircraft Lease Agreement, dated as of November 4, 2003, among ILFC Ireland Limited (“ILFC Ireland”), as Lessor, *, as Lessee, and *, as Consenting Party.
2. Aircraft Headlease Agreement, dated as of November 4, 2003, between International Lease Finance Corporation (“ILFC”), as Lessor, and ILFC Ireland, as Lessee.
3. Global Side Letter #1 to Aircraft Lease Agreements, dated as of November 4, 2003, between ILFC Ireland and *.
4. Amendment No. 1, does not exist.
5. Aircraft Lease Novation and Amendment Agreement, dated as of December 31, 2004, among ILFC Ireland, *, * and *.
6. Amendment #1 to Aircraft Headlease Agreement, dated as of January 18, 2006, between ILFC and ILFC Ireland.
7. Amendment #2 to Aircraft Lease Agreement, dated as of January 18, 2006, between ILFC Ireland and *.
8. Amendment Number Three to Aircraft Lease Agreement, dated as of January 18, 2006, between ILFC Ireland and *.
9. Amendment No. 1 to Global Side Letter No. 1, dated as of September 21, 2006, between ILFC Ireland and *.
10. Estoppel and Acceptance Certificate (Headlease) dated as of January 26, 2006.
11. Estoppel and Acceptance Certificate dated as of January 26, 2006.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

12. Assignment of Rights (Airframe), dated as of January 26, 2006, between ILFC and *, consented to by AVSA, S.A.R.L.
13. Assignment Agreement (Engines), dated as of January 26, 2006, among ILFC, *, and *.
A319-100 aircraft bearing serial number 2579
1. Aircraft Lease Agreement, dated as of November 4, 2003, among ILFC Ireland Limited (“ILFC Ireland”), as Lessor, *, as Lessee, and *, as Consenting Party.
2. Aircraft Headlease Agreement, dated as of November 4, 2003, between International Lease Finance Corporation (“ILFC”), as Lessor, and ILFC Ireland, as Lessee.
3. Global Side Letter #1 to Aircraft Lease Agreements, dated as of November 4, 2003, between ILFC Ireland and *.
4. Amendment No. 1 to Aircraft Lease Agreement, dated as of November 10, 2004, between ILFC Ireland and *.
5. Aircraft Lease Novation and Amendment Agreement, dated as of December 31, 2004, among ILFC Ireland, *, * and *.
6. Amendment Number Two to Aircraft Lease Agreement, dated as of November 28, 2005, between ILFC Ireland and *.
7. Global Amendment #1 to Headlease Agreements, dated as of September 21, 2006, between ILFC and ILFC Ireland.
8. Amendment No. 1 to Global Side Letter No. 1, dated as of September 21, 2006, between ILFC Ireland and *.
9. Estoppel and Acceptance Certificate (Headlease) dated as of October 17, 2005.
10. Estoppel and Acceptance Certificate dated as of October 17, 2005.
11. Assignment of Rights (Airframe), dated as of October 17, 2005, between ILFC and *, consented to by AVSA, S.A.R.L.
12. Assignment Agreement (Engines), dated as of October 17, 2005, among ILFC, *, and *.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

A319-100 aircraft bearing serial number 2574
1. Aircraft Lease Agreement, dated as of November 4, 2003, among ILFC Ireland Limited (“ILFC Ireland”), as Lessor, *, as Lessee, and *, as Consenting Party.
2. Aircraft Headlease Agreement, dated as of November 4, 2003, between International Lease Finance Corporation (“ILFC”), as Lessor, and ILFC Ireland, as Lessee.
3. Global Side Letter #1 to Aircraft Lease Agreements, dated as of November 4, 2003, between ILFC Ireland and *.
4. Aircraft Lease Novation and Amendment Agreement, dated as of December 31, 2004, among ILFC Ireland, *, * and *.
5. Amendment Number One to Aircraft Lease Agreement, dated as of November 28, 2005, between ILFC Ireland and *.
6. Global Amendment #1 to Headlease Agreements, dated as of September 21, 2006, between ILFC and ILFC Ireland.
7. Amendment No. 1 to Global Side Letter No. 1, dated as of September 21, 2006, between ILFC Ireland and *.
8. Estoppel and Acceptance Certificate (Headlease) dated as of October 12, 2005.
9. Estoppel and Acceptance Certificate dated as of October 12, 2005.
10. Assignment of Rights (Airframe), dated as of October 12, 2005, between ILFC and *, consented to by AVSA, S.A.R.L.
11. Assignment Agreement (Engines), dated as of October 12, 2005, among ILFC, *, and *.
A319-100 aircraft bearing serial number 2505
1. Aircraft Lease Agreement, dated as of November 4, 2003, among ILFC Ireland Limited (“ILFC Ireland”), as Lessor, *, as Lessee, and *, as Consenting Party.
2. Aircraft Headlease Agreement, dated as of November 4, 2003, between International Lease Finance Corporation (“ILFC”), as Lessor, and ILFC Ireland, as Lessee.
3. Global Side Letter #1 to Aircraft Lease Agreements, dated as of November 4, 2003, between ILFC Ireland and *.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4. Amendment No. 1 to Aircraft Lease Agreement, dated as of November 10, 2004, between ILFC Ireland and *.
5. Aircraft Lease Novation and Amendment Agreement, dated as of December 31, 2004, among ILFC Ireland, *, * and *.
6. Amendment Number Two to Aircraft Lease Agreement, dated as of November 28, 2005, between ILFC Ireland and *.
7. Global Amendment #1 to Headlease Agreements, dated as of September 21, 2006, between ILFC and ILFC Ireland.
8. Amendment No. 1 to Global Side Letter No. 1, dated as of September 21, 2006, between ILFC Ireland and *.
9. Estoppel and Acceptance Certificate (Headlease) dated as of July 11, 2005.
10. Estoppel and Acceptance Certificate dated as of July 11, 2005.
11. Assignment of Rights (Airframe), dated as of July 11, 2005, between ILFC and *, consented to by AVSA, S.A.R.L.
12. Assignment Agreement (Engines), dated as of July 11, 2005, among ILFC, *, and *.
A319-100 aircraft bearing serial number 2426
1. Aircraft Lease Agreement, dated as of November 4, 2003, among ILFC Ireland Limited (“ILFC Ireland”), as Lessor, *, as Lessee, and *, as Consenting Party.
2. Aircraft Headlease Agreement, dated as of November 4, 2003, between International Lease Finance Corporation (“ILFC”), as Lessor, and ILFC Ireland, as Lessee.
3. Global Side Letter #1 to Aircraft Lease Agreements, dated as of November 4, 2003, between ILFC Ireland and *.
4. Aircraft Lease Novation and Amendment Agreement, dated as of December 31, 2004, among ILFC Ireland, *, * and *.
5. Amendment Number #1 to Aircraft Lease Agreement, dated as of November 28, 2005, between ILFC Ireland and *.
6. Global Amendment #1 to Headlease Agreements, dated as of September 21, 2006, between ILFC and ILFC Ireland.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7. Amendment No. 1 to Global Side Letter No. 1, dated as of September 21, 2006, between ILFC Ireland and *.
8. Estoppel and Acceptance Certificate (Headlease) dated as of March 30, 2005.
9. Estoppel and Acceptance Certificate dated as of March 30, 2005.
10. Assignment of Rights (Airframe), dated as of March 30, 2005, between ILFC and *, consented to by AVSA, S.A.R.L.
11. Assignment Agreement (Engines), dated as of March 30, 2005, among ILFC, *, and *.
A319-100 aircraft bearing serial number 2435
1. Aircraft Lease Agreement, dated as of November 4, 2003, among ILFC Ireland Limited (“ILFC Ireland”), as Lessor, *, as Lessee, and *, as Consenting Party.
2. Aircraft Headlease Agreement, dated as of November 4, 2003, between International Lease Finance Corporation (“ILFC”), as Lessor, and ILFC Ireland, as Lessee.
3. Global Side Letter #1 to Aircraft Lease Agreements, dated as of November 4, 2003, between ILFC Ireland and *.
4. Amendment No. 1 to Aircraft Lease Agreement, dated as of November 10, 2004, between ILFC Ireland and *.
5. Aircraft Lease Novation and Amendment Agreement, dated as of December 31, 2004, among ILFC Ireland, *, * and *.
6. Amendment Number Two to Aircraft Lease Agreement, dated as of November 28, 2005, between ILFC Ireland and *.
7. Global Amendment #1 to Headlease Agreements, dated as of September 21, 2006, between ILFC and ILFC Ireland.
8. Amendment No. 1 to Global Side Letter No. 1, dated as of September 21, 2006, between ILFC Ireland and *.
9. Estoppel and Acceptance Certificate (Headlease) dated as of March 30, 2005.
10. Estoppel and Acceptance Certificate dated as of March 30, 2005.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

11. Assignment of Rights (Airframe), dated as of March 30, 2005, between ILFC and *, consented to by AVSA, S.A.R.L.
12. Assignment Agreement (Engines), dated as of March 30, 2005, among ILFC, *, and *.
A319-100 aircraft bearing serial number 2408
1. Aircraft Lease Agreement, dated as of November 4, 2003, among ILFC Ireland Limited (“ILFC Ireland”), as Lessor, *, as Lessee, and *, as Consenting Party.
2. Aircraft Headlease Agreement, dated as of November 4, 2003, between International Lease Finance Corporation (“ILFC”), as Lessor, and ILFC Ireland, as Lessee.
3. Global Side Letter #1 to Aircraft Lease Agreements, dated as of November 4, 2003, between ILFC Ireland and *.
4. Amendment No. 1 to Aircraft Lease Agreement, dated as of November 1, 2004, between ILFC Ireland and *.
5. Aircraft Lease Novation and Amendment Agreement, dated as of December 31, 2004, among ILFC Ireland, *, * and *.
6. Amendment Number Two to Aircraft Lease Agreement, dated as of November 28, 2005, between ILFC Ireland and *.
7. Global Amendment #1 to Headlease Agreements, dated as of September 21, 2006, between ILFC and ILFC Ireland.
8. Amendment No. 1 to Global Side Letter No. 1, dated as of September 21, 2006, between ILFC Ireland and *.
9. Estoppel and Acceptance Certificate (Headlease) dated as of March 9, 2005.
10. Estoppel and Acceptance Certificate dated as of March 9, 2005.
11. Assignment of Rights (Airframe), dated as of March 9, 2005, between ILFC and *, consented to by AVSA, S.A.R.L.
12. Assignment Agreement (Engines), dated as of March 9, 2005, among ILFC, *, and *.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

A319-100 aircraft bearing serial number 2371
1. Aircraft Lease Agreement, dated as of November 4, 2003, among ILFC Ireland Limited (“ILFC Ireland”), as Lessor, *, as Lessee, and *, as Consenting Party.
2. Aircraft Headlease Agreement, dated as of November 4, 2003, between International Lease Finance Corporation (“ILFC”), as Lessor, and ILFC Ireland, as Lessee.
3. Global Side Letter #1 to Aircraft Lease Agreements, dated as of November 4, 2003, between ILFC Ireland and *.
4. Aircraft Lease Novation and Amendment Agreement, dated as of December 31, 2004, among ILFC Ireland, *, * and *.
5. Amendment Number One to Aircraft Lease Agreement, dated as of November 28, 2005, between ILFC Ireland and *.
6. Global Amendment #1 to Headlease Agreements, dated as of September 21, 2006, between ILFC and ILFC Ireland.
7. Amendment No. 1 to Global Side Letter No. 1, dated as of September 21, 2006, between ILFC Ireland and *.
8. Estoppel and Acceptance Certificate (Headlease) dated as of January 21, 2005.
9. Estoppel and Acceptance Certificate dated as of January 21, 2005.
10. Assignment of Rights (Airframe), dated as of January 21, 2005, between ILFC and *, consented to by AVSA, S.A.R.L.
11. Assignment of Rights (Engines) Assignment Agreement, dated as of January 21, 2005, among ILFC, *, and *.
*
B737-800 aircraft bearing serial number 30725
1. Aircraft Lease Agreement, dated as of April 8, 2007, among ILFC Ireland Limited (“ILFC Ireland”), as Lessor, *, each as Lessee, and *, as Consenting Party.
2. Aircraft Headlease Agreement, dated as of April 8, 2007, between ILFC Ireland, as Lessee, and International Lease Finance Corporation (“ILFC”), as Lessor.
3. Side Letter No. 1 to Aircraft Lease Agreement, dated as of April 8, 2007, among ILFC Ireland, *, and *.
4. Estoppel and Acceptance Certificate dated as of June 15, 2007. (Headlease)

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5. Estoppel and Acceptance Certificate dated as of June 15, 2007. (Lease)
6. Assignment of Rights (Airframe), dated as of June 15, 2007, between ILFC and *, consented to by The Boeing Company.
7. Assignment of Warranties (Engines), dated as of June 15, 2007, between ILFC and *.
B737-800 aircraft bearing serial number 30711
1. Aircraft Lease Agreement, dated as of December 26, 2006, among ILFC Ireland Limited (“ILFC Ireland”), as Lessor, Shanghai Airlines Company Limited (“Shanghai”) and *, each as Lessee, and *, as Consenting Party.
2. Aircraft Headlease Agreement, dated as of December 26, 2006, between ILFC Ireland, as Lessee, and International Lease Finance Corporation (“ILFC”), as Lessor.
3. Side Letter No. 1 to Aircraft Lease Agreement, dated as of December 26, 2006, among ILFC Ireland, *, and *.
4. Amendment No. 1 to Aircraft Lease Agreement, dated as of January 24, 2007, between ILFC Ireland and *.
5. Amendment #1 to Side Letter No. 1 to Aircraft Lease Agreement, dated as of April 8, 2007, between ILFC Ireland, *, and *.
6. Estoppel and Acceptance Certificate dated as of January 24, 2007. (Headlease)
7. Estoppel and Acceptance Certificate dated as of January 24, 2007. (Lease)
8. Assignment of Rights (Airframe), dated as of January 24, 2007, between ILFC and *, consented to by The Boeing Company.
9. Assignment of Warranties (Engines), dated as of January 24, 2007, between ILFC and China United.
*
A320-200 aircraft bearing serial number 3123
1. Aircraft Lease Agreement, dated as of June 29, 2006, between International Lease Finance Corporation, as Lessor (“ILFC”), and *, as Lessee
2. Estoppel and Acceptance Certificate dated as of May 24, 2007

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3. Assignment of Rights (Airframe), dated as of May 24, 2007, between ILFC and *, consented to Airbus S.A.S.
4. Assignment of Rights (Engines) Assignment of Warranties, dated as of May 24, 2007, between ILFC and *
*
A319-100 aircraft bearing serial number 3463
1. Aircraft Lease Agreement, dated as of April 20, 2007, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee.
2. Side Letter #1 to Aircraft Lease Agreement, dated as of June 14, 2009, between ILFC and *.
3. Estoppel and Acceptance Certificate dated as of April 18, 2008.
4. Assignment of Rights (Airframe), dated as of April 18, 2008, between ILFC and *, consented to by Airbus S.A.S.
5. Assignment Agreement (Engines), dated as of April 18, 2008, between ILFC and *, consented to by IAE International Aero Engines AG.
*
B777-300ER aircraft bearing serial number 32714
1. Aircraft Lease Agreement, dated as of June 16, 2003, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee
2. Letter Agreement re: Execution of Leases, dated as of June 16, 2003, between ILFC and *
3. Global Side Letter #1 to Aircraft Lease Agreements, dated as of June 16, 2003, between ILFC and *
4. Amendment No.1 to Aircraft Lease Agreement, dated as of June 8, 2007, between ILFC and *
5. *
6. Estoppel and Acceptance Certificate dated as of June 29, 2007

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7. Assignment of Rights (Airframe), dated as of June 29, 2007, between ILFC and *, consented to by The Boeing Company
8. Assignment of Warranties (Engines), dated as of June 29, 2007, between ILFC and *
B777-300ER aircraft bearing serial number 32713
1. Aircraft Lease Agreement, dated as of June 16, 2003, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee
2. Letter Agreement re: Execution of Leases, dated as of June 16, 2003, between ILFC and *
3. Global Side Letter #1 to Aircraft Lease Agreements, dated as of June 16, 2003, between ILFC and *
4. Amendment #1 to Aircraft Lease Agreement, dated as of April 24, 2007, between ILFC and *
5. *
6. Estoppel and Acceptance Certificate dated as of April 24, 2007
7. Assignment of Rights (Airframe), dated as of April 24, 2007, between ILFC and *, consented to by The Boeing Company
8. Assignment of Warranties (Engines), dated as of April 24, 2007, between ILFC and *
B777-300ER aircraft bearing serial number 32729
1. Aircraft Lease Agreement, dated as of June 16, 2003, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee
2. Letter Agreement re: Execution of Leases, dated as of June 16, 2003, between ILFC and *
3. Global Side Letter #1 to Aircraft Lease Agreements, dated as of June 16, 2003, between ILFC and *
4. Amendment #1 to Aircraft Lease Agreement, dated as of March 15, 2007, between ILFC and *
5. *

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

6. Estoppel and Acceptance Certificate dated as of March 15, 2007
7. Assignment of Rights (Airframe), dated as of March 15, 2007, between ILFC and *, consented to by The Boeing Company
8. Assignment of Warranties (Engines), dated as of March 15, 2007, between ILFC and *
B777-300ER aircraft bearing serial number 32728
1. Aircraft Lease Agreement, dated as of June 16, 2003, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee
2. Letter Agreement re: Execution of Leases, dated as of June 16, 2003, between ILFC and *
3. Global Side Letter #1 to Aircraft Lease Agreements, dated as of June 16, 2003, between ILFC and *
4. Amendment #1 to Aircraft Lease Agreement, dated as of October 2, 2006, between ILFC and *
5. *
6. Estoppel and Acceptance Certificate dated as of October 30, 2006
7. Assignment of Rights (Airframe), dated as of October 30, 2006, between ILFC and *, consented to by The Boeing Company
8. Assignment of Warranties (Engines), dated as of October 30, 2006, between ILFC and *
B777-300ER aircraft bearing serial number 32730
1. Aircraft Lease Agreement, dated as of June 16, 2003, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee
2. Letter Agreement re: Execution of Leases, dated as of June 16, 2003, between ILFC and *
3. Global Side Letter #1 to Aircraft Lease Agreements, dated as of June 16, 2003, between ILFC and *
4. Amendment No. 1 to Aircraft Lease Agreement, dated as of January 15, 2006, between ILFC and *

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5. Amendment No. 2 to Aircraft Lease Agreement, dated as of August 28, 2006, between ILFC and *
6. *
7. Estoppel and Acceptance Certificate dated as of September 28, 2006
8. Assignment of Rights (Airframe), dated as of September 28, 2006, between ILFC and *, consented to by The Boeing Company
9. Assignment of Rights (Engines), dated as of September 28, 2006, between ILFC and *
B777-300ER aircraft bearing serial number 32715
1. Aircraft Lease Agreement, dated as of June 16, 2003, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee
2. Letter Agreement re: Execution of Leases, dated as of June 16, 2003, between ILFC and *
3. Global Side Letter #1 to Aircraft Lease Agreements, dated as of June 16, 2003, between ILFC and *
4. Amendment Number One to Aircraft Lease Agreement, dated as of February 5, 2005, between ILFC and *
5. Amendment No. 2 to Aircraft Lease Agreement, dated as of January 15, 2006, between ILFC and *
6. Amendment No. 3 to Aircraft Lease Agreement, dated as of August 28, 2006, between ILFC and *
7. *
8. Estoppel and Acceptance Certificate dated as of September 21, 2006
9. Assignment of Rights (Airframe), dated as of September 21, 2006, between ILFC and *, consented to by The Boeing Company
10. Assignment of Rights (Engines), dated as of September 21, 2006, between ILFC and *

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

B777-300ER aircraft bearing serial number 32710
1. Aircraft Lease Agreement, dated as of June 16, 2003, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee
2. Letter Agreement re: Execution of Leases, dated as of June 16, 2003, between ILFC and *
3. Global Side Letter #1 to Aircraft Lease Agreements, dated as of June 16, 2003, between ILFC and *
4. Amendment No. 1 to Aircraft Lease Agreement, dated as of July 30, 2006, between ILFC and *
5. *
6. Estoppel and Acceptance Certificate dated as of June 9, 2006
7. Assignment of Rights (Airframe), dated as of June 9, 2006, between ILFC and *, consented to by The Boeing Company
8. Assignment of Rights (Engines), dated as of June 9, 2006, between ILFC and *
B777-300ER aircraft bearing serial number 32709
1. Aircraft Lease Agreement, dated as of June 16, 2003, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee
2. Letter Agreement re: Execution of Leases, dated as of June 16, 2003, between ILFC and *
3. Global Side Letter #1 to Aircraft Lease Agreements, dated as of June 16, 2003, between ILFC and *
4. Amendment No. 1 to Aircraft Lease Agreement, dated as of January 15, 2006, between ILFC and *
5. Amendment No. 2 to Aircraft Lease Agreement, dated as of February 1, 2006, between ILFC and * (superseded by Amendment No. 3 below)
6. Amendment No. 3 to Aircraft Lease Agreement, dated as of July 30, 2006, between ILFC and *
7. *
8. Estoppel and Acceptance Certificate dated as of February 22, 2006

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

9. Assignment of Rights (Airframe), dated as of February 22, 2006, between ILFC and *, consented to by The Boeing Company
10. Assignment of Rights (Engines), dated as of February 22, 2006, between ILFC and *
B777-300ER aircraft bearing serial number 32707
1. Aircraft Lease Agreement, dated as of June 16, 2003, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee
2. Letter Agreement re: Execution of Leases, dated as of June 16, 2003, between ILFC and *
3. Global Side Letter #1 to Aircraft Lease Agreements, dated as of June 16, 2003, between ILFC and *
4. Amendment Number One to Aircraft Lease Agreement, dated as of February 5, 2005, between ILFC and *
5. Amendment No. 2 to Aircraft Lease Agreement, dated as of January 24, 2006, between ILFC and * (superseded by Amendment No. 3 below)
6. Amendment No. 3 to Aircraft Lease Agreement, dated as of July 30, 2006, between ILFC and *
7. *
8. Estoppel and Acceptance Certificate dated as of November 30, 2005
9. Assignment of Rights (Airframe), dated as of November 30, 2005, between ILFC and *, consented to by The Boeing Company
10. Assignment of Rights (Engines), dated as of November 30, 2005, between ILFC and *
B777-300ER aircraft bearing serial number 32708
1. Aircraft Lease Agreement, dated as of June 16, 2003, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee
2. Letter Agreement re: Execution of Leases, dated as of June 16, 2003, between ILFC and *

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3. Global Side Letter #1 to Aircraft Lease Agreements, dated as of June 16, 2003, between ILFC and *
4. Amendment No. 1 to Aircraft Lease Agreement, dated as of January 24, 2006, between ILFC and * (superseded by Amendment No. 2 below)
5. Amendment No. 2 to Aircraft Lease Agreement, dated as of July 30, 2006, between ILFC and *
6. *
7. Estoppel and Acceptance Certificate dated as of November 2, 2005
8. Assignment of Rights (Airframe), dated as of November 2, 2005, between ILFC and *, consented to by The Boeing Company
9. Assignment of Rights (Engines), dated as of November 2, 2005, between ILFC and *
B777-300ER aircraft bearing serial number 32706
1. Aircraft Lease Agreement, dated as of June 16, 2003, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee
2. Letter Agreement re: Execution of Leases, dated as of June 16, 2003, between ILFC and *
3. Global Side Letter #1 to Aircraft Lease Agreements, dated as of June 16, 2003, between ILFC and *
4. Amendment No. 1 to Aircraft Lease Agreement, dated as of January 24, 2006, between ILFC and * (superseded by Amendment No. 2 below)
5. Amendment No. 2 to Aircraft Lease Agreement, dated as of July 30, 2006, between ILFC and *
6. *
7. Estoppel and Acceptance Certificate dated as of March 25, 2005
8. Assignment of Rights (Airframe), dated as of March 25, 2005, between ILFC and *, consented to by The Boeing Company
9. Assignment of Rights (Engines), dated as of March 25, 2005, between ILFC and *

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

*
A319-100 aircraft bearing serial number 2448
1. Aircraft Lease Agreement, dated as of December 5, 2003, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee.
2. Confidentiality Agreement, dated as of September ___, 2003, between ILFC and *.
3. Letter Agreement No. 1 to Aircraft Lease Agreement, dated as of December 5, 2003, between ILFC and *.
4. Letter Agreement Re A319-111 Aircraft Manuals, dated as of December 5, 2003, between ILFC and *.
5. Amendment No. 1 to Aircraft Lease Agreement, dated as of February 25, 2005, between ILFC and *.
6. Agreement Regarding Installation of Leased Equipment, Purchased Equipment and Provisions, dated as of April 11, 2005, between ILFC, * and *.
7. Estoppel and Acceptance Certificate dated as of April 25, 2005.
8. Assignment of Rights (Airframe), dated as of April 25, 2005, between ILFC and * consented to by Airbus S.A.S.
9. Assignment of Warranties (Engines), dated as of April 25, 2005, between ILFC and *, consented to by CFM International, Inc.
A319-100 aircraft bearing serial number 2406
1. Aircraft Lease Agreement, dated as of December 5, 2003, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee.
2. Confidentiality Agreement, dated as of September ___, 2003, between ILFC and *.
3. Letter Agreement No. 1 to Aircraft Lease Agreement, dated as of December 5, 2003, between ILFC and *.
4. Letter Agreement Re A319-111 Aircraft Manuals, dated as of December 5, 2003, between ILFC and *.
5. Amendment No. 1 to Aircraft Lease Agreement, dated as of February 25, 2005, between ILFC and *.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

6. Agreement Regarding Installation of Leased Equipment, Purchased Equipment and Provisions, dated as of February 28, 2005, between ILFC, *and *.
7. Estoppel and Acceptance Certificate dated as of March 1, 2005.
8. Assignment of Rights (Airframe), dated as of March 1, 2005, between ILFC and *, consented to by Airbus S.A.S.
9. Assignment of Warranties (Engines), dated as of March 1, 2005, between ILFC and *, consented to by CFM International, Inc.
*
A330-200 aircraft bearing serial number 906
1. Aircraft Lease Agreement, dated as of August 28, 2006, between IlFC Ireland (“ILFC”), as Lessor, and *, as Lessee.
2. Side Letter #1 to Aircraft Lease Agreement, dated as of August 28, 2006, between ILFC and *.
3. Side Letter #2 to Aircraft Lease Agreement, dated as of March 26, 2007, between ILFC and *.
4. Amendment #1 to Aircraft Lease Agreement, dated as of March 6, 2007, between ILFC and *.
5. Global Letter Agreement #1 Re: A330-200 Aircraft Manuals, dated as of March 29, 2007.
6. Amendment #2 to Aircraft Lease Agreement, dated as of March 9, 2008.
7. Estoppel and Acceptance Certificate dated as of March 11, 2008.
8. Assignment of Rights (Airframe), dated as of March 11, 2008, between ILFC and *, consented to by Airbus S.A.S.
9. Assignment of Rights (Engines), dated as of March 11, 2008, between ILFC and *, consented to by Rolls Royce plc.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

*
A330-200 aircraft bearing serial number 807
1. Aircraft Lease Agreement, dated as of July 12, 2005, between ILFC Ireland Limited (“ILFC Ireland”), as Lessor, and *, as Lessee.
2. Aircraft Headlease Agreement, dated as of July 12, 2005, between International Lease Finance Corporation (“ILFC”), as Lessor, and ILFC Ireland, as Lessee.
3. Side Letter #1 to Aircraft Lease Agreement, dated as of July 12, 2005, between ILFC Ireland and *.
4. Side Letter #2 to Aircraft Lease Agreement, dated as of October 26, 2005, between ILFC Ireland and *.
5. Amendment No. 1 to Aircraft Lease Agreement, dated as of January 12, 2007, between ILFC Ireland and *.
6. Amendment #2 to Aircraft Lease Agreement, dated as of August 22, 2009, between ILFC Ireland and *.
7. Estoppel and Acceptance Certificate (Headlease) dated as of January 12, 2007.
8. Estoppel and Acceptance Certificate dated as of January 12, 2007.
9. Assignment of Rights (Airframe), dated as of January 12, 2007, between ILFC and *, consented to by Airbus S.A.S.
10. Tripartite Warranty Agreement (Engines), dated as of January 12, 2007, among ILFC, *, and *.
A330-200 aircraft bearing serial number 751
1. Aircraft Lease Agreement, dated as of July 12, 2005, between ILFC Ireland Limited (“ILFC Ireland”), as Lessor, and *, as Lessee.
2. Aircraft Headlease Agreement, dated as of July 12, 2005, between International Lease Finance Corporation (“ILFC”), as Lessor, and ILFC Ireland, as Lessee.
3. Side Letter #1 to Aircraft Lease Agreement, dated as of July 12, 2005, between ILFC Ireland and *.
4. Side Letter #2 to Aircraft Lease Agreement, dated as of October 26, 2005, between ILFC Ireland and *.
5. Amendment No. 1 to Aircraft Lease Agreement, dated as of May 31, 2006, between ILFC Ireland and *.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

6. Amendment #2 to Aircraft Lease Agreement, dated as of August 22, 2009, between ILFC Ireland and *.
7. Estoppel and Acceptance Certificate (Headlease) dated as of May 31, 2006.
8. Estoppel and Acceptance Certificate dated as of May 31, 2006.
9. Assignment of Rights (Airframe), dated as of May 31, 2006, between ILFC and *, consented to by Airbus S.A.S.
10. Tripartite Warranty Agreement (Engines), dated as of May 31, 2006, among ILFC, *, and *.
B737-800 aircraft bearing serial number 35289
1. Aircraft Lease Agreement, dated as of November 20, 2007, between ILFC Ireland Limited (“ILFC Ireland”), as Lessor, and *, as Lessee.
2. Aircraft Headlease Agreement, dated as of November 20, 2007, between International Lease Finance Corporation (“ILFC”), as Headlessor, and ILFC Ireland, as Headlessee.
3. Amendment #1 to Aircraft Lease Agreement, dated as of February 20, 2009, between ILFC Ireland and *.
4. Amendment #2 to Aircraft Lease Agreement, dated as of April 13, 2009, between ILFC Ireland and *.
5. Amendment #3 to Aircraft Lease Agreement, dated as of August 22, 2009, between ILFC Ireland and *.
6. Estoppel and Acceptance Certificate (Headlease) dated as of February 20, 2009.
7. Estoppel and Acceptance Certificate dated as of February 20, 2009.
8. Assignment of Rights (Airframe), dated as of February 20, 2009, between ILFC and *, consented to by The Boeing Company.
9. Assignment of Warranties, dated as of February 20, 2009, between ILFC and *.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

*
B737-800 aircraft bearing serial number 30695
1. Aircraft Lease Agreement, dated as of May 21, 2005, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee.
2. Side Letter #1 to Aircraft Lease Agreement, dated as of May 21, 2005, between ILFC and *.
3. Lease Amendment #1 to Aircraft Lease Agreement, dated as of November 29, 2005, between ILFC and *.
4. Lease Amendment #2 to Aircraft Lease Agreement, dated as of March 10, 2006, between ILFC and *.
5. Lease Amendment #3 to Aircraft Lease Agreement, dated as of February 13, 2007, between ILFC and *.
6. Lessee Name Change Letter Agreement, dated as of July 27, 2007, between ILFC and *. (Effective as of May 17, 2005)
7. Lease Amendment #4 to Aircraft Lease Agreement, dated as of February 5, 2008, between ILFC and *.
8. Amendment #5 to Aircraft Lease Agreement, dated as of August 23, 2009, between ILFC and *.
9. Estoppel and Acceptance Certificate dated as of March 15, 2006.
10. Assignment of Rights (Airframe), dated as of March 15, 2006, between ILFC and *, consented to by The Boeing Company.
11. Assignment of Warranties (Engines), dated as of March 15, 2006, between ILFC and *.
B737-800 aircraft bearing serial number 30694
1. Aircraft Lease Agreement, dated as of May 21, 2005, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee.
2. Side Letter #1 to Aircraft Lease Agreement, dated as of May 21, 2005, between ILFC and *.
3. Lease Amendment #1 to Aircraft Lease Agreement, dated as of November 29, 2005, between ILFC and *.
4. Lease Amendment #2 to Aircraft Lease Agreement, dated as of February 20, 2006, between ILFC and *.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5. Lease Amendment #3 to Aircraft Lease Agreement, dated as of February 13, 2007, between ILFC and *.
6. Lessee Name Change Letter Agreement, dated as of July 27, 2007, between ILFC and *. (Effective as of May 17, 2005)
7. Lease Amendment #4 to Aircraft Lease Agreement, dated as of February 5, 2008, between ILFC and *.
8. Amendment #5 to Aircraft Lease Agreement, dated as of August 23, 2009, between ILFC and *.
9. Estoppel and Acceptance Certificate dated as of February 8, 2006.
*
A320-200 aircraft bearing serial number 2149
1. Aircraft Lease Agreement, dated as of May 20, 2003, between *, as Lessee and International Lease Finance Corporation (“ILFC”), as Lessor.
2. Side Letter Number One to Aircraft Lease Agreement, dated as of May 20, 2003, between * and ILFC.
3. Amendment No. 1 to Aircraft Lease Agreement dated as of January 6, 2004, between * and ILFC.
4. Estoppel and Acceptance Certificate dated as of January 14, 2004.
5. Assignment of Rights (Airframe), dated as of January 14, 2004, between *and ILFC, consented to by Airbus S.A.S.
6. Assignment Agreement (Engine), dated as of January 14, 2004, among *, ILFC and *.
A320-200 aircraft bearing serial number 1917
1. Aircraft Lease Agreement, dated as of December 27, 2001, between *, as Lessee and International Lease Finance Corporation (“ILFC”), as Lessor.
2. Side Letter Number One to Aircraft Lease Agreement, dated as of December 27, 2001, between *and ILFC.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3. Side Letter Number Two to Aircraft Lease Agreement, dated as of March 6, 2002, between * and ILFC.
4. Amendment No. 3 to Aircraft Lease Agreement dated as of February 6, 2003, between * and ILFC.
5. Amendment Number Two to Aircraft Lease Agreement dated as of April 16, 2003, between * and ILFC.
6. Amendment Number One to Aircraft Lease Agreement dated as of May 20, 2003, between *and ILFC.
7. Estoppel and Acceptance Certificate dated as of February 6, 2003.
8. Assignment of Rights (Airframe), dated as of February 6, 2003, between * and ILFC, consented to by Airbus S.A.S.
9. Assignment Agreement (Engine), dated as of February 6, 2003, among *, ILFC and *.
*
A320-200 aircraft bearing serial number 3270
1. Aircraft Lease Agreement, dated as of July 18, 2006, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee.
2. Letter Agreement Re: A320-200 Aircraft Manuals, dated as of August 2, 2006, between ILFC and *.
3. Estoppel and Acceptance Certificate dated as of October 16, 2007.
4. Airframe Warranties Agreement, dated as of October 16, 2007, between ILFC and *, consented to by Airbus S.A.S.
5. Engine Warranties Agreement, dated as of October 16, 2007, among ILFC, * and *.
A320-200 aircraft bearing serial number 3105
1. Aircraft Lease Agreement, dated as of March 27, 2006, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee.
2. Side Letter #1 to Aircraft Lease Agreement, dated as of March 27, 2006, between ILFC and *.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3. Letter Agreement Re: A320-200 & A321-200 Aircraft Manuals, dated as of July 25, 2006, between ILFC and *.
4. Estoppel and Acceptance Certificate dated as of April 27, 2007.
5. Airframe Warranties Agreement, dated as of April 27, 2007, between ILFC and *, consented to by Airbus S.A.S.
6. Engine Warranties Agreement, dated as of April 27, 2007, among ILFC, *and *.
A320-200 aircraft bearing serial number 3089
1. Aircraft Lease Agreement, dated as of March 27, 2006, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee.
2. Side Letter #1 to Aircraft Lease Agreement, dated as of March 27, 2006, between ILFC and *.
3. Letter Agreement Re: A320-200 & A321-200 Aircraft Manuals, dated as of July 25, 2006, between ILFC and *.
4. Estoppel and Acceptance Certificate dated as of April 13, 2007.
5. Airframe Warranties Agreement, dated as of April 13, 2007, between ILFC and *, consented to by Airbus S.A.S.
6. Engine Warranties Agreement, dated as of April 13, 2007, among ILFC, *and *.
A320-200 aircraft bearing serial number 3012
1. Aircraft Lease Agreement, dated as of August 19, 2005, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee.
2. Side Letter #1 to Aircraft Lease Agreement, dated as of August 19, 2005, between ILFC and *.
3. Amendment #1 to Aircraft Lease Agreement, dated as of July 18, 2006, between ILFC and *.
4. Estoppel and Acceptance Certificate dated as of January 25, 2007.
5. Assignment of Rights (Airframe), dated as of January 25, 2007, between ILFC and *, consented to by Airbus S.A.S.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

6. Assignment Agreement (Engines), dated as of January 25, 2007, among ILFC, * and *.
A320-200 aircraft bearing serial number 2922
1. Aircraft Lease Agreement, dated as of August 19, 2005, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee.
2. Side Letter #1 to Aircraft Lease Agreement, dated as of August 19, 2005, between ILFC and *.
3. Amendment #1 to Aircraft Lease Agreement, dated as of July 18, 2006, between ILFC and *.
4. Estoppel and Acceptance Certificate dated as of October 27, 2006.
5. Assignment of Rights (Airframe), dated as of October 27, 2006, between ILFC and *, consented to by Airbus S.A.S..
6. Assignment Agreement (Engines), dated as of October 27, 2006, among ILFC, * and *.
A320-200 aircraft bearing serial number 2731
1. Aircraft Lease Agreement, dated as of August 19, 2005, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee.
2. Side Letter #1 to Aircraft Lease Agreement, dated as of August 19, 2005, between ILFC and *.
3. Amendment #1 to Aircraft Lease Agreement, dated as of July 18, 2006, between ILFC and *.
4. Estoppel and Acceptance Certificate dated as of April 14, 2006.
5. Assignment of Rights (Airframe), dated as of April 14, 2006, between ILFC and *, consented to by Airbus S.A.S.
6. Assignment Agreement (Engines), dated as of April 14, 2006, among ILFC, * and *.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

A321-200 aircraft bearing serial number 3120
1. Aircraft Lease Agreement, dated as of March 27, 2006, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee.
2. Side Letter #1 to Aircraft Lease Agreement, dated as of March 27, 2006, between ILFC and *.
3. Letter Agreement Re: A320-200 & A321-200 Aircraft Manuals, dated as of July 25, 2006, between ILFC and *.
4. Letter Agreement #1 to Aircraft Lease Agreement, dated as of April 27, 2007, between ILFC and *.
5. Letter Agreement #2 to Aircraft Lease Agreement, dated as of April 27, 2007, between ILFC and *.
6. Estoppel and Acceptance Certificate dated as of May 16, 2007.
7. Airframe Warranties Agreement, dated as of May 16, 2007, between ILFC and *, consented to by Airbus S.A.S..
8. Engine Warranties Agreement, dated as of May 16, 2007, among ILFC, * and *.
*
B737-800 aircraft bearing serial number 30703
1. Aircraft Lease Agreement, dated as of November 25, 2008, between ILFC Labuan Limited (“ILFC Labuan”), as Lessor, and *, as Lessee.
2. Headlease Agreement, dated as of November 25, 2008 between International Lease Finance Corporation (“ILFC”), as Headlessor, and ILFC Labuan, as Headlessee.
3. *
4. *
5. Estoppel and Acceptance Certificate dated as of January 30, 2009.
6. Assignment of Rights (Airframe), dated as of January 30, 2009, between International Lease Finance Corporation (“ILFC”) and *, consented to by The Boeing Company.
7. Assignment of Warranties (Engines), dated as of January 30, 2009, between ILFC and *.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

B737-800 aircraft bearing serial number 30702
1. Aircraft Lease Agreement, dated as of November 25, 2008, between ILFC Labuan Limited (“ILFC Labuan”), as Lessor, and *, as Lessee.
2. Headlease Agreement, dated as of November 25, 2008 between International Lease Finance Corporation (“ILFC”), as Headlessor, and ILFC Labuan, as Headlessee.
3. *
4. *
5. Estoppel and Acceptance Certificate dated as of February 4, 2009.
6. Assignment of Rights (Airframe), dated as of February 4, 2009, between ILFC and *, consented to by The Boeing Company.
7. Assignment of Warranties (Engines), dated as of February 4, 2009, between ILFC and *.
*
B737-800 aircraft bearing serial number 30670
1. Aircraft Lease Agreement, dated as of July 30, 2003, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee.
2. Side Letter #1 to Aircraft Lease Agreement, dated as of July 30, 2003, between ILFC and *.
3. Amendment No. 1 to Aircraft Lease Agreement, dated as of April 30, 2004, between ILFC and *.
4. Amendment No. 2 to Aircraft Lease Agreement Regarding Winglet System Installation, dated as of May 22, 2006, between ILFC and *.
5. Amendment No. 3 to Aircraft Lease Agreement, dated as of September 24, 2007, between ILFC and *.
6. Estoppel and Acceptance Certificate dated as of April 30, 2004.
7. Assignment of Rights (Airframe), dated as of April 30, 2004, between ILFC and *, consented to by The Boeing Company.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

8. Assignment of Warranties (Engines), dated as of April 30, 2004, between ILFC and *.
B737-800 aircraft bearing serial number 32799
1. Aircraft Lease Agreement, dated as of June 6, 2003, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee.
2. Side Letter #1 to Aircraft Lease Agreement, dated as of June 6, 2003, between ILFC and *.
3. Amendment #1 to Aircraft Lease Agreement, dated as of March 15, 2004, between ILFC and *.
4. Amendment No. 2 to Aircraft Lease Agreement, dated as of April 14, 2004, between ILFC and *.
5. Amendment No. 3 to Aircraft Lease Agreement Regarding Winglet System Installation, dated as of May 22, 2006, between ILFC and *.
6. Amendment No. 4 to Aircraft Lease Agreement, dated as of September 24, 2007, between ILFC and *.
7. Estoppel and Acceptance Certificate dated as of March 25, 2004.
8. Assignment of Rights (Airframe), dated as of March 25, 2004, between ILFC and *, consented to by The Boeing Company.
9. Assignment of Warranties (Engines), dated as of March 25, 2004, between ILFC and *.
*
B737-800 aircraft bearing serial number 30683
1. Aircraft Lease Agreement, dated as of April 27, 2004 between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee.
2. Side Letter No. 1 to Aircraft Lease Agreement, dated as of April 27, 2004 between ILFC and *.
3. Amendment Number 1 to Aircraft Lease Agreement, dated as of June 02, 2006 between ILFC and *.
4. Waiver and Consent, dated as of August 22, 2007 between ILFC, *, and *.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5. *
5. Term Sheet, dated as of December 10, 2008 between ILFC, *, and *.
7. Estoppel and Acceptance Certificate dated as of March 22, 2005.
8. Assignment of Rights (Airframe), dated as of March 22, 2005 between ILFC and *, consented to by The Boeing Company.
9. Assignment Agreement (Engines), dated as of March 22, 2005 between ILFC and *.
*
B737-800 aircraft bearing serial number 30679
1. Aircraft Lease Agreement, dated as of February 22, 2006, between ILFC Ireland Limited (“ILFC Ireland”), as Lessor, and *, as Lessee.
2. Aircraft Headlease Agreement, dated as of February 22, 2006, between International Lease Finance Corporation (“ILFC”), as Headlessor, and ILFC Ireland, as Headlessee.
3. Side Letter #1 to Aircraft Lease Agreement, dated as of December 8, 2006, between ILFC Ireland and *.
4. Assignment, Assumption and Amendment Agreement, dated as of February 28, 2007, between *, ILFC Ireland and *
5. Guaranty, dated as of January 23, 2009, signed by *.
6. Global Agreement with Respect to Five (5) Aircraft Lease Agreements, dated as of January 23, 2009, between ILFC Ireland and *.
7. Notice of Default, dated as of May 6, 2009, signed by ILFC Ireland (terminates the Global Agreement dated January 23, 2009).
8. Global Agreement #1 with Respect to Three (3) Boeing B737-800 Aircraft, One (1) Boeing B737-500 Aircraft and One (1) Boeing B737-300F Aircraft, dated as of July 27, 2009, between ILFC Ireland and *.
9. Guaranty, dated as of August 28, 2009, signed by *.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

10. Global Agreement #2 with Respect to Three (3) Boeing B737-800 Aircraft, One (1) Boeing B737-500 Aircraft and One (1) Boeing B737-300F Aircraft, dated as of August 28, 2009, between ILFC Ireland and *.
11. Estoppel and Acceptance Certificate dated as of March 21, 2006.
12. Assignment of Rights (Airframe), dated as of March 21, 2006, between ILFC and *, consented to by The Boeing Company.
13. Assignment of Warranties (Engines), dated as of March 21, 2006, between ILFC, ILFC Ireland and *.
B737-800 aircraft bearing serial number 30733
1. Aircraft Lease Agreement, dated as of December 8, 2006, between ILFC Ireland Limited (“ILFC Ireland”), as Lessor, and *, as Lessee.
2. Aircraft Headlease Agreement, dated as of December 12, 2007, between International Lease Finance Corporation (“ILFC”), as Headlessor, and ILFC Ireland, as Headlessee.
3. Side Letter #1 to Aircraft Lease Agreement, dated as of December 8, 2006, between ILFC Ireland and *.
4. Amendment #01 to Aircraft Lease Agreement, dated as of December 13, 2007, between ILFC Ireland and *.
5. Guaranty, dated as of January 23, 2009, signed by *.
6. Global Agreement with Respect To Five (5) Aircraft Lease Agreements, dated as of January 23, 2009, between ILFC Ireland and *.
7. Notice of Default Letter to *, dated as of May 6, 2009 (terminates the Global Agreement dated January 23, 2009).
8. Global Agreement #1 with Respect to Three (3) Boeing B737-800 Aircraft, One (1) Boeing B737-500 Aircraft and One (1) Boeing B737-300F Aircraft, dated as of July 27, 2009, between ILFC Ireland and *.
9. Guaranty, dated as of August 28, 2009, signed by *.
10. Global Agreement #2 with Respect to Three (3) Boeing B737-800 Aircraft, One (1) Boeing B737-500 Aircraft and One (1) Boeing B737-300F Aircraft, dated as of August 28, 2009, between ILFC Ireland and *

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

11. Estoppel and Acceptance Certificate dated as of December 13, 2007.
12. Assignment of Rights (Airframe), dated as of December 13, 2007, between ILFC and *, consented to by The Boeing Company.
13. Assignment of Warranties (Engines), dated as of December 13, 2007, among ILFC, ILFC Ireland and *.
B737-800 aircraft bearing serial number 30673
1. Aircraft Lease Agreement, dated as of February 22, 2006, between ILFC Ireland Limited (“ILFC Ireland”), as Lessor, and *, as Lessee.
2. Aircraft Headlease Agreement, dated as of February 22, 2006, between International Lease Finance Corporation (“ILFC”), as Headlessor, and ILFC Ireland, as Headlessee.
3. Side Letter #1 to Aircraft Lease Agreement, dated as of December 8, 2006, between ILFC Ireland and *.
4. Assignment, Assumption and Amendment Agreement, dated as of February 28, 2007, between Okay, ILFC Ireland and *.
5. Guaranty, dated as of January 23, 2009, signed by *.
6. Global Agreement with Respect to Five (5) Aircraft Lease Agreements, dated as of January 23, 2009, between ILFC Ireland and *.
7. Notice of Default, dated as of May 6, 2009, signed by ILFC Ireland (terminates the Global Agreement dated January 23, 2009).
8. Global Agreement #1 with Respect to Three (3) Boeing B737-800 Aircraft, One (1) Boeing B737-500 Aircraft and One (1) Boeing B737-300F Aircraft, dated as of July 27, 2009, between ILFC Ireland and *.
9. Guaranty, dated as of August 28, 2009, signed by *.
10. Global Agreement #2 with Respect to Three (3) Boeing B737-800 Aircraft, One (1) Boeing B737-500 Aircraft and One (1) Boeing B737-300F Aircraft, dated as of August 28, 2009, between ILFC Ireland and *.
11. Estoppel and Acceptance Certificate dated as of March 10, 2006.
12. Assignment of Rights (Airframe), dated as of March 10, 2006, between ILFC and *, consented to by The Boeing Company.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

13. Assignment of Warranties (Engines), dated as of March 10, 2006, between ILFC, ILFC Ireland and *.
*
B737-800 aircraft bearing serial number 30666
1. Aircraft Lease Agreement, dated as of October 23, 2003, among ILFC Ireland Limited (“ILFC Ireland”), as Lessor, *, as Lessee, and *, as Consenting Party.
2. Aircraft Headlease Agreement, dated as of October 23, 2003, between ILFC Ireland, as Lessee, and International Lease Finance Corporation (“ILFC”), as Lessor.
3. Side Letter #1 to Aircraft Lease Agreement, dated as of October 23, 2003, between ILFC Ireland and *.
4. Side Letter #2 to Aircraft Lease Agreement, dated as of March 4, 2004, between ILFC Ireland and *.
5. *
6. Estoppel and Acceptance Certificate dated as of July 12, 2003. (Headlease)
7. Technical Estoppel and Acceptance Certificate dated as of March 4, 2004.
8. Estoppel and Acceptance Certificate dated as of March 10, 2004.
9. Assignment of Rights (Airframe), dated as of March 10, 2004, between ILFC and *, consented to by The Boeing Company.
10. Assignment of Warranties (Engines), dated as of March 10, 2004, between ILFC and *.
B737-800 aircraft bearing serial number 35281
1. Aircraft Lease Agreement, dated as of December 16, 2005, among ILFC Ireland Limited (“ILFC Ireland”), as Lessor, *, as Lessee, and *, as Consenting Party.
2. Aircraft Headlease Agreement, dated as of December 16, 2005, between ILFC Ireland, as Lessee, and International Lease Finance Corporation (“ILFC”), as Lessor.
3. Side Letter No. 1 to Aircraft Lease Agreement, dated as of December 16, 2005, between ILFC Ireland and *.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4. Amendment No. 1 to Aircraft Lease Agreement, dated as of August 26, 2008, between ILFC Ireland and *.
5. Estoppel and Acceptance Certificate dated as of August 26, 2008. (Headlease)
6. Estoppel and Acceptance Certificate dated as of August 26, 2008. (Lease)
7. Assignment of Rights (Airframe), dated as of August 26, 2008, between ILFC and *, consented to by The Boeing Company.
8. Assignment of Warranties (Engines), dated as of August 26, 2008, between ILFC and *.
B737-800 aircraft bearing serial number 35273
1. Aircraft Lease Agreement, dated as of December 16, 2005, among ILFC Ireland Limited (“ILFC Ireland”), as Lessor, *, as Lessee, and *, as Consenting Party.
2. Aircraft Headlease Agreement, dated as of December 16, 2005, between ILFC Ireland, as Lessee, and International Lease Finance Corporation (“ILFC”), as Lessor.
3. Side Letter No. 1 to Aircraft Lease Agreement, dated as of December 16, 2005, between ILFC Ireland and *.
4. Amendment No. 1 to Aircraft Lease Agreement, dated as of April 21, 2008, between ILFC Ireland and *.
5. Estoppel and Acceptance Certificate dated as of April 21, 2008. (Headlease)
6. Estoppel and Acceptance Certificate dated as of April 21, 2008. (Lease)
7. Assignment of Rights (Airframe), dated as of April 21, 2008, between ILFC and *, consented to by The Boeing Company.
8. Assignment of Warranties (Engines), dated as of April 21, 2008, between ILFC and *.
B737-800 aircraft bearing serial number 35271
1. Aircraft Lease Agreement, dated as of December 16, 2005, among ILFC Ireland Limited (“ILFC Ireland”), as Lessor, *, as Lessee, and *, as Consenting Party.
2. Aircraft Headlease Agreement, dated as of December 16, 2005, between ILFC Ireland, as Lessee, and International Lease Finance Corporation (“ILFC”), as Lessor.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.	Side Letter No. 1 to Aircraft Lease Agreement, dated as of December 16, 2005, between ILFC Ireland and *.
4.	Amendment No. 1 to Aircraft Lease Agreement, dated as of March 21, 2008, between ILFC Ireland and *.
5.	Estoppel and Acceptance Certificate dated as of March 21, 2008. (Headlease)
6.	Estoppel and Acceptance Certificate dated as of March 21, 2008. (Lease)
7.	Assignment of Rights (Airframe), dated as of March 21, 2008, between ILFC and *, consented to by The Boeing Company.
8.	Assignment of Warranties (Engines), dated as of March 21, 2008, between ILFC and *.
B737-800 aircraft bearing serial number 30728
1.	Aircraft Lease Agreement, dated as of December 16, 2005, among ILFC Ireland Limited (“ILFC Ireland”), as Lessor, *, as Lessee, and *, as Consenting Party.
2.	Aircraft Headlease Agreement, dated as of December 16, 2005, between ILFC Ireland, as Lessee, and International Lease Finance Corporation (“ILFC”), as Lessor.
3.	Side Letter No. 1 to Aircraft Lease Agreement, dated as of December 16, 2005, between ILFC Ireland and *.
4.	Amendment No. 1 to Aircraft Lease Agreement, dated as of September 21, 2007, between ILFC Ireland and *.
5.	Estoppel and Acceptance Certificate dated as of September 21, 2007. (Headlease)
6.	Estoppel and Acceptance Certificate dated as of September 21, 2007. (Lease)
7.	Assignment of Rights (Airframe), dated as of September 21, 2007, between ILFC and *, consented to by The Boeing Company.
8.	Assignment of Warranties (Engines), dated as of September 21, 2007, between ILFC and *.
B737-800 aircraft bearing serial number 30718
1.	Aircraft Lease Agreement, dated as of December 16, 2005, among ILFC Ireland Limited (“ILFC Ireland”), as Lessor, *, as Lessee, and *, as Consenting Party.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2.	Aircraft Headlease Agreement, dated as of December 16, 2005, between ILFC Ireland, as Lessee, and International Lease Finance Corporation (“ILFC”), as Lessor.
3.	Side Letter No. 1 to Aircraft Lease Agreement, dated as of December 16, 2005, between ILFC Ireland and *.
4.	Amendment No. 1 to Aircraft Lease Agreement, dated as of April 30, 2007, between ILFC Ireland and *.
5.	Estoppel and Acceptance Certificate dated as of April 30, 2007. (Headlease)
6.	Estoppel and Acceptance Certificate dated as of April 30, 2007. (Lease)
7.	Assignment of Rights (Airframe), dated as of April 30, 2007, between ILFC and *, consented to by The Boeing Company.
8.	Assignment of Warranties (Engines), dated as of April 30, 2007, between ILFC and *.
B737-800 aircraft bearing serial number 30715
1.	Aircraft Lease Agreement, dated as of December 16, 2005, among ILFC Ireland Limited (“ILFC Ireland”), as Lessor, *, as Lessee, and *, as Consenting Party.
2.	Aircraft Headlease Agreement, dated as of December 16, 2005, between ILFC Ireland, as Lessee, and International Lease Finance Corporation (“ILFC”), as Lessor.
3.	Side Letter No. 1 to Aircraft Lease Agreement, dated as of December 16, 2005, between ILFC Ireland and *.
4.	Amendment No. 1 to Aircraft Lease Agreement, dated as of April 9, 2007, between ILFC Ireland and *.
5.	Estoppel and Acceptance Certificate dated as of April 9, 2007. (Headlease)
6.	Estoppel and Acceptance Certificate dated as of April 9, 2007. (Lease)
7.	Assignment of Rights (Airframe), dated as of April 9, 2007, between ILFC and *, consented to by The Boeing Company.
8.	Assignment of Warranties (Engines), dated as of April 9, 2007, between ILFC and *.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

B737-800 aircraft bearing serial number 33007
1.	Aircraft Lease Agreement, dated as of March 16, 2005, among ILFC Ireland Limited (“ILFC Ireland”), as Lessor, *, as Lessee, and *, as Consenting Party.
2.	Aircraft Headlease Agreement, dated as of March 16, 2005, between ILFC Ireland, as Lessee, and International Lease Finance Corporation (“ILFC”), as Lessor.
3.	Side Letter No. 1 to Aircraft Lease Agreement, dated as of March 16, 2005, between ILFC Ireland and *.
4.	Amendment No. 1 to Aircraft Lease Agreement, dated as of July 17, 2006, between ILFC Ireland and *.
5.	Estoppel and Acceptance Certificate dated as of July 17, 2006. (Headlease)
6.	Estoppel and Acceptance Certificate dated as of July 17, 2006. (Lease)
7.	Assignment of Rights (Airframe), dated as of July 17, 2006, between ILFC and *, consented to by The Boeing Company.
8.	Assignment of Warranties (Engines), dated as of July 17, 2006, between ILFC and *.
B737-800 aircraft bearing serial number 30700
1.	Aircraft Lease Agreement, dated as of March 16, 2005, among ILFC Ireland Limited (“ILFC Ireland”), as Lessor, *, as Lessee, and *, as Consenting Party.
2.	Aircraft Headlease Agreement, dated as of March 16, 2005, between ILFC Ireland, as Lessee, and International Lease Finance Corporation (“ILFC”), as Lessor.
3.	Side Letter No. 1 to Aircraft Lease Agreement, dated as of March 16, 2005, between ILFC Ireland and *.
4.	Amendment No. 1 to Aircraft Lease Agreement, dated as of May 24, 2006, between ILFC Ireland and *.
5.	Estoppel and Acceptance Certificate dated as of May 17, 2006. (Headlease)
6.	Estoppel and Acceptance Certificate dated as of May 17, 2006. (Lease)
7.	Assignment of Rights (Airframe), dated as of May 17, 2006, between ILFC and *, consented to by The Boeing Company.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

8.	Assignment of Warranties (Engines), dated as of May 17, 2006, between ILFC and *.
B737-800 aircraft bearing serial number 30698
1.	Aircraft Lease Agreement, dated as of March 16, 2005, among ILFC Ireland Limited (“ILFC Ireland”), as Lessor, *, as Lessee, and *, as Consenting Party.
2.	Aircraft Headlease Agreement, dated as of March 16, 2005, between ILFC Ireland, as Lessee, and International Lease Finance Corporation (“ILFC”), as Lessor.
3.	Side Letter No. 1 to Aircraft Lease Agreement, dated as of March 16, 2005, between ILFC Ireland and *.
4.	Amendment No. 1 to Aircraft Lease Agreement, dated as of April 7, 2006, between ILFC Ireland and *.
5.	Estoppel and Acceptance Certificate dated as of April 7, 2006. (Headlease)
6.	Estoppel and Acceptance Certificate dated as of April 7, 2006. (Lease)
7.	Assignment of Rights (Airframe), dated as of April 7, 2006, between ILFC and *, consented to by The Boeing Company.
8.	Assignment of Warranties (Engines), dated as of April 7, 2006, between ILFC and *.
B737-800 aircraft bearing serial number 30685
1.	Aircraft Lease Agreement, dated as of June 17, 2004, among ILFC Ireland Limited (“ILFC Ireland”), as Lessor, *, as Lessee, and *, as Consenting Party.
2.	Aircraft Headlease Agreement, dated as of June 17, 2004, between ILFC Ireland, as Lessee, and International Lease Finance Corporation (“ILFC”), as Lessor.
3.	Side Letter No. 1 to Aircraft Lease Agreement, dated as of June 17, 2004, between ILFC Ireland and *.
4.	Amendment No. 1 to Aircraft Lease Agreement, dated as of October 7, 2005, between ILFC Ireland and *.
5.	Amendment No. 2 to Aircraft Lease Agreement, dated as of December 9, 2005, between ILFC Ireland and *.
6.	*

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7.	Estoppel and Acceptance Certificate dated as of October 7, 2005. (Headlease)
8.	Estoppel and Acceptance Certificate dated as of October 7, 2005. (Lease)
9.	Assignment of Rights (Airframe), dated as of October 7, 2005, between ILFC and *, consented to by The Boeing Company.
10.	Assignment of Warranties (Engines), dated as of October 7, 2005, between ILFC and *.
B737-800 aircraft bearing serial number 30686
1.	Aircraft Lease Agreement, dated as of June 17, 2004, among ILFC Ireland Limited (“ILFC Ireland”), as Lessor, *, as Lessee, and *, as Consenting Party.
2.	Aircraft Headlease Agreement, dated as of June 17, 2004, between ILFC Ireland, as Lessee, and International Lease Finance Corporation (“ILFC”), as Lessor.
3.	Side Letter No. 1 to Aircraft Lease Agreement, dated as of June 17, 2004, between ILFC Ireland and *.
4.	Amendment No. 1 to Aircraft Lease Agreement, dated as of June 21, 2005, between ILFC Ireland and *.
5.	*
6.	Estoppel and Acceptance Certificate dated as of May 18, 2005. (Headlease)
7.	Estoppel and Acceptance Certificate dated as of May 18, 2005. (Lease)
8.	Assignment of Rights (Airframe), dated as of May 18, 2005, between ILFC and *, consented to by The Boeing Company.
9.	Assignment of Warranties (Engines), dated as of May 18, 2005, between ILFC and *.
B737-800 aircraft bearing serial number 32801
1.	Aircraft Lease Agreement, dated as of June 17, 2004, among ILFC Ireland Limited (“ILFC Ireland”), as Lessor, *, as Lessee, and *, as Consenting Party.
2.	Aircraft Headlease Agreement, dated as of June 17, 2004, between ILFC Ireland, as Lessee, and International Lease Finance Corporation (“ILFC”), as Lessor.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.	Side Letter No. 1 to Aircraft Lease Agreement, dated as of June 17, 2004, between ILFC Ireland and *.
4.	Amendment No. 1 to Aircraft Lease Agreement, dated as of March 17, 2005, between ILFC Ireland and *.
5.	Letter Agreement, dated as of March 20, 2009, among ILFC Ireland, *, and *.
6.	Estoppel and Acceptance Certificate dated as of March 17, 2005. (Headlease)
7.	Estoppel and Acceptance Certificate dated as of March 17, 2005. (Lease)
8.	Assignment of Rights (Airframe), dated as of March 17, 2005, between ILFC and *, consented to by The Boeing Company.
9.	Assignment of Warranties (Engines), dated as of March 17, 2005, between ILFC and *.
*
A320-200 aircraft bearing serial number 3599
1.	Aircraft Lease Agreement, dated as of November 30, 2006, between ILFC Ireland Limited (“ILFC Ireland”), as Lessor, and *, as Lessee.
2.	Aircraft Headlease Agreement, dated as of November 30, 2006 between International Lease Finance Corporation (“ILFC”), as Lessor, and ILFC Ireland, as Lessee.
3.	Amendment No.1 to Aircraft Lease Agreement, dated as of September 11, 2008 between ILFC Ireland and *.
4.	Estoppel and Acceptance Certificate dated as of September 11, 2008 (Headlease).
5.	Estoppel and Acceptance Certificate dated as of September 11, 2008.
6.	Assignment of Rights (Airframe), dated as of September 11, 2008, between ILFC and *, consented to by Airbus S.A.S.
7.	Assignment of Warranties (Engines), dated as of September 11, 2008, between ILFC and *.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

A320-200 aircraft bearing serial number 3456
1.	Aircraft Lease Agreement, dated as of November 30, 2006, between ILFC Ireland Limited (“ILFC Ireland”), as Lessor, and *, as Lessee.
2.	Aircraft Headlease Agreement, dated as of November 30, 2006 between International Lease Finance Corporation (“ILFC”), as Lessor, and ILFC Ireland, as Lessee.
3.	Amendment No.1 to Aircraft Lease Agreement, dated as of May 29, 2008 between ILFC Ireland and *.
4.	Estoppel and Acceptance Certificate dated as of May 29, 2008 (Headlease).
5.	Estoppel and Acceptance Certificate dated as of May 29, 2008.
6.	Assignment of Rights (Airframe), dated as of May 29, 2008, between ILFC and *, consented to by Airbus S.A.S.
7.	Assignment of Warranties (Engines), dated as of May 29, 2008, between ILFC and *.
A320-200 aircraft bearing serial number 3440
1.	Aircraft Lease Agreement, dated as of November 30, 2006, between ILFC Ireland Limited (“ILFC Ireland”), as Lessor, and *, as Lessee.
2.	Aircraft Headlease Agreement, dated as of November 30, 2006 between International Lease Finance Corporation (“ILFC”), as Lessor, and ILFC Ireland, as Lessee.
3.	Amendment No.1 to Aircraft Lease Agreement, dated as of March 28, 2008, between ILFC Ireland and *.
4.	Estoppel and Acceptance Certificate dated as of March 28, 2008 (Headlease).
5.	Estoppel and Acceptance Certificate dated as of March 28, 2008.
6.	Assignment of Rights (Airframe), dated as of March 28, 2008, between ILFC and *, consented to by Airbus S.A.S.
7.	Assignment of Warranties (Engines), dated as of March 28, 2008, between ILFC and *.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

A320-200 aircraft bearing serial number 3366
1.	Aircraft Lease Agreement, dated as of November 30, 2006, between ILFC Ireland Limited (“ILFC Ireland”), as Lessor, and *, as Lessee.
2.	Aircraft Headlease Agreement, dated as of November 30, 2006, between International Lease Finance Corporation (“ILFC”), as Lessor, and ILFC Ireland, as Lessee.
3.	Amendment No.1 to Aircraft Lease Agreement, dated as of January 22, 2008, between ILFC Ireland and *.
4.	Amendment No.2 to Aircraft Lease Agreement, dated as of March 5, 2008, between ILFC Ireland and *.
5.	Estoppel and Acceptance Certificate dated as of January 22, 2008 (Headlease).
6.	Estoppel and Acceptance Certificate dated as of January 22, 2008.
7.	Assignment of Rights (Airframe), dated as of January 22, 2008, between ILFC and *, consented to by Airbus S.A.S.
8.	Assignment of Warranties (Engines), dated as of January 22, 2008, between ILFC and *.
A320-200 aircraft bearing serial number 3153
1.	Aircraft Lease Agreement, dated as of June 29, 2006, between ILFC Ireland Limited (“ILFC Ireland”), as Lessor, and *, as Lessee.
2.	Aircraft Headlease Agreement, dated as of June 29, 2006, between International Lease Finance Corporation (“ILFC”), as Lessor, and ILFC Ireland, as Lessee.
3.	Global Side Letter #1 to Aircraft Lease Agreement, dated as of June 29, 2006, between ILFC Ireland and *.
4.	Amendment Number One to Aircraft Lease Agreement, dated as of April 20, 2007, between ILFC Ireland and *.
5.	Amendment No. 2 to Aircraft Lease Agreement, dated as of June 14, 2007, between ILFC Ireland and *.
6.	Estoppel and Acceptance Certificate dated as of June 14, 2007 (Headlease).
7.	Estoppel and Acceptance Certificate dated as of June 14, 2007.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

8.	Assignment of Rights (Airframe), dated as of June 14, 2007, between ILFC and *, consented to by Airbus S.A.S.
9.	Assignment of Warranties (Engines), dated as of June 14, 2007, between ILFC and *.
A320-200 aircraft bearing serial number 3131
1.	Aircraft Lease Agreement, dated as of June 29, 2006, between ILFC Ireland Limited (“ILFC Ireland”), as Lessor, and *, as Lessee.
2.	Aircraft Headlease Agreement, dated as of June 29, 2006, between International Lease Finance Corporation (“ILFC”), as Lessor, and ILFC Ireland, as Lessee.
3.	Global Side Letter #1 to Aircraft Lease Agreements, dated as of June 29, 2006, between ILFC Ireland and *.
4.	Amendment Number One to Aircraft Lease Agreement, dated as of April 20, 2007, between ILFC Ireland and *.
5.	Amendment No. 2 to Aircraft Lease Agreement, dated as of June 14, 2007, between ILFC Ireland and *.
6.	Estoppel and Acceptance Certificate dated as of May 15, 2007 (Headlease).
7.	Estoppel and Acceptance Certificate dated as of May 15, 2007.
8.	Assignment of Rights (Airframe), dated as of May 15, 2007, between ILFC and *, consented to by Airbus S.A.S.
9.	Assignment of Warranties (Engines), dated as of May 15, 2007, between ILFC and *.
B737-800 aircraft bearing serial number 30680
1.	Aircraft Lease Agreement, dated as of November 19, 2002, between ILFC Ireland Limited (“ILFC Ireland”), as Lessor, and *, as Lessee.
2.	Aircraft Headlease Agreement, dated as of November 19, 2002 between International Lease Finance Corporation (“ILFC”), as Lessor, and ILFC Ireland, as Lessee.
3.	Global Side Letter No. 1 to Aircraft Lease Agreements, dated as of November 19, 2002, between ILFC Ireland and *.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4.	*
5.	Estoppel and Acceptance Certificate dated as of November 19, 2003.
6.	Assignment of Rights (Airframe), dated as of November 19, 2003, between ILFC and *, consented to by The Boeing Company.
7.	Assignment of Warranties (Engines), dated as of November 19, 2003, between ILFC and *.
B737-800 aircraft bearing serial number 30690
1.	Aircraft Lease Agreement, dated as of November 19, 2002, between ILFC Ireland Limited (“ILFC Ireland”), as Lessor, and *, as Lessee.
2.	Aircraft Headlease Agreement, dated as of November 19, 2002 between International Lease Finance Corporation (“ILFC”), as Lessor, and ILFC Ireland, as Lessee.
3.	Global Side Letter No. 1 to Aircraft Lease Agreements, dated as of November 19, 2002, between ILFC Ireland and *.
4.	*
5.	Estoppel and Acceptance Certificate dated as of December 18, 2003.
6.	Assignment of Rights (Airframe), dated as of December 18, 2003, between ILFC and *, consented to by The Boeing Company.
7.	Assignment of Warranties (Engines), dated as of December 18, 2003, between ILFC and *.
B737-800 aircraft bearing serial number 30692
1.	Aircraft Lease Agreement, dated as of November 19, 2002, between ILFC Ireland Limited (“ILFC Ireland”), as Lessor, and *, as Lessee.
2.	Aircraft Headlease Agreement, dated as of November 19, 2002 between International Lease Finance Corporation (“ILFC”), as Lessor, and ILFC Ireland, as Lessee.
3.	Global Side Letter No. 1 to Aircraft Lease Agreements, dated as of November 19, 2002, between ILFC Ireland and *.
4.	*

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5.	Estoppel and Acceptance Certificate dated as of November 20, 2003.
6.	Assignment of Rights (Airframe), dated as of November 20, 2003, between ILFC and *, consented to by The Boeing Company.
7.	Assignment of Warranties (Engines), dated as of November 20, 2003, between ILFC and *.
B737-800 aircraft bearing serial number 30693
1.	Aircraft Lease Agreement, dated as of November 19, 2002, between ILFC Ireland Limited (“ILFC Ireland”), as Lessor, and *, as Lessee.
2.	Aircraft Headlease Agreement, dated as of November 19, 2002 between International Lease Finance Corporation (“ILFC”), as Lessor, and ILFC Ireland, as Lessee.
3.	Global Side Letter No. 1 to Aircraft Lease Agreements, dated as of November 19, 2002, between ILFC Ireland and *.
4.	*
5.	Estoppel and Acceptance Certificate dated as of December 18, 2003.
6.	Assignment of Rights (Airframe), dated as of December 18, 2003, between ILFC and *, consented to by The Boeing Company.
7.	Assignment of Warranties (Engines), dated as of December 18, 2003, between ILFC and *.
*
A319-100 aircraft bearing serial number 2396
1.	Aircraft Lease Agreement, dated as of February 10, 2007, between ILFC Ireland Limited (“ILFC Ireland”), as Lessor, and *, as Lessee.
2.	Aircraft Headlease Agreement, dated as of February 10, 2007 between International Lease Finance Corporation (“ILFC”), as Lessor, and ILFC Ireland, as Lessee.
3.	Side Letter #1 to Aircraft Lease Agreement, dated as of February 10, 2007 between ILFC Ireland and *.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4.	Assignment of Sublease and Consent Agreement, dated as of February 4, 2008 between *, ILFC Ireland and *.
5.	Estoppel and Acceptance Certificate dated as of April 26, 2007 (Headlease).
6.	Estoppel and Acceptance Certificate dated as of April 26, 2007.
7.	Assignment of Rights (Airframe), dated as of April 26, 2007, between ILFC and *, consented to by Airbus S.A.S.
8.	Assignment of Rights (Engines), dated as of April 26, 2007, between ILFC and *, consented to by IAE International Aero Engines AG.
*
A319-100 aircraft bearing serial number 3116
1.	Aircraft Lease Agreement, dated as of October 31, 2006, between ILFC Ireland Limited (“ILFC Ireland”), as Lessor, and *, as Lessee.
2.	Aircraft Headlease Agreement, dated as of October 31, 2006, between International Lease Finance Corporation (“ILFC”), as Lessor, and ILFC Ireland, as Lessee.
3.	Side Letter #1 to Aircraft Lease Agreement, dated as of October 31, 2006, between ILFC Ireland and *.
4.	Estoppel and Acceptance Certificate dated as of May 31, 2007 (Headlease).
5.	Estoppel and Acceptance Certificate dated as of May 31, 2007.
6.	Assignment of Rights (Airframe), dated as of May 31, 2007, between ILFC and *, consented to by Airbus S.A.S.
7.	Assignment Agreement (Engines), dated as of May 31, 2007, between ILFC and *, consented to by IAE International Aero Engines AG.
A319-100 aircraft bearing serial number 3114
1.	Aircraft Lease Agreement, dated as of October 31, 2006, between ILFC Ireland Limited (“ILFC Ireland”), as Lessor, and *, as Lessee.
2.	Aircraft Headlease Agreement, dated as of October 31, 2006, between International Lease Finance Corporation (“ILFC”), as Lessor, and ILFC Ireland, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.	Side Letter #1 to Aircraft Lease Agreement, dated as of October 31, 2006, between ILFC Ireland and *.
4.	Estoppel and Acceptance Certificate dated as of May 31, 2007 (Headlease).
5.	Estoppel and Acceptance Certificate dated as of May 31, 2007.
6.	Assignment of Rights (Airframe), dated as of May 31, 2007, between ILFC and *, consented to by Airbus S.A.S.
7.	Assignment Agreement (Engines), dated as of May 31, 2007, between ILFC and *, consented to by IAE International Aero Engines AG.
A319-100 aircraft bearing serial number 3124
1.	Aircraft Lease Agreement, dated as of October 31, 2006, between ILFC Ireland Limited (“ILFC Ireland”), as Lessor, and *, as Lessee.
2.	Aircraft Headlease Agreement, dated as of October 31, 2006, between International Lease Finance Corporation (“ILFC”), as Lessor, and ILFC Ireland, as Lessee.
3.	Side Letter #1 to Aircraft Lease Agreement, dated as of October 31, 2006, between ILFC Ireland and *.
4.	Estoppel and Acceptance Certificate dated as of May 31, 2007 (Headlease).
5.	Estoppel and Acceptance Certificate dated as of May 31, 2007.
6.	Assignment of Rights (Airframe), dated as of May 31, 2007, between ILFC and *, consented to by Airbus S.A.S.
7.	Assignment Agreement (Engines), dated as of May 31, 2007, between ILFC and *, consented to by IAE International Aero Engines AG.
*
B737-800 aircraft bearing serial number 30660
1.	Aircraft Lease Agreement, dated as of March 1, 2006, between *, as Lessee, and International Lease Finance Corporation (“ILFC”), as Lessor.
2.	Side Letter #1 to Aircraft Lease Agreement, dated as of March 1, 2006, between * and ILFC.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.	Estoppel and Acceptance Certificate dated as of April 4, 2006.
4.	Supplemental Estoppel and Acceptance Certificate dated as of April 7, 2006.
5.	Assignment of Rights (Airframe), dated as of April 4, 2006, between * and ILFC, consented to by The Boeing Company.
6.	Assignment of Warranties (Engines), dated as of April 4, 2006, between * and ILFC.
*
A319-100 aircraft bearing serial number 3165
1.	Aircraft Lease Agreement, dated as of October 26, 2005, between *, as Lessee and International Lease Finance Corporation (“ILFC”), as Lessor.
2.	Letter Agreement No. 1 to Aircraft Lease Agreement, dated as of October 26, 2005, between ILFC and *.
3.	Lease Termination Agreement, dated as of July 3, 2008, between ILFC and *. (Agreement did not terminate this lease, but it amends certain terms.)
4.	Amendment #1 to Lease Termination Agreement dated as of July 30, 2008, between ILFC and *. (Agreement did not terminate this lease, but it amends certain terms.)
5.	Global Side Letter No. 2 to Aircraft Lease Agreements dated as of October 17, 2008, between ILFC and *.
6.	Estoppel and Acceptance Certificate dated as of June 18, 2007.
7.	Assignment of Rights (Airframe), dated as of June 18, 2007, between ILFC and *, consented to by Airbus S.A.S.
8.	Assignment Agreement(Engine), dated as of June 18, 2007, among ILFC, * and *.
A319-100 aircraft bearing serial number 3026
1.	Aircraft Lease Agreement, dated as of October 26, 2005, between *, as Lessee and International Lease Finance Corporation (“ILFC”), as Lessor.
2.	Letter Agreement No. 1 to Aircraft Lease Agreement, dated as of October 26, 2005, between ILFC and *.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.	Lease Termination Agreement, dated as of July 3, 2008, between ILFC and *. (Agreement did not terminate this lease, but it amends certain terms.)
4.	Amendment #1 to Lease Termination Agreement dated as of July 30, 2008, between ILFC and *. (Agreement did not terminate this lease, but it amends certain terms.)
5.	Global Side Letter No. 2 to Aircraft Lease Agreements dated as of October 17, 2008, between ILFC and *.
6.	Estoppel and Acceptance Certificate dated as of February 28, 2007.
7.	Assignment of Rights (Airframe), dated as of February 28, 2007, between ILFC and *, consented to by Airbus S.A.S.
8.	Assignment Agreement (Engine), dated as of February 28, 2007, among ILFC, * and *.
A319-100 aircraft bearing serial number 3017
1.	Aircraft Lease Agreement, dated as of October 26, 2005, between *, as Lessee and International Lease Finance Corporation (“ILFC”), as Lessor.
2.	Letter Agreement No. 1 to Aircraft Lease Agreement, dated as of October 26, 2005, between ILFC and *.
3.	Lease Termination Agreement, dated as of July 3, 2008, between ILFC and *. (Agreement did not terminate this lease, but it amends certain terms.)
4.	Amendment #1 to Lease Termination Agreement dated as of July 30, 2008, between ILFC and *. (Agreement did not terminate this lease, but it amends certain terms.)
5.	Global Side Letter No. 2 to Aircraft Lease Agreements dated as of October 17, 2008, between ILFC and *.
6.	Estoppel and Acceptance Certificate dated as of February 9, 2007.
7.	Assignment of Rights (Airframe), dated as of February 9, 2007, between ILFC and *, consented to by Airbus S.A.S.
8.	Assignment Agreement (Engine), dated as of February 9, 2007, among ILFC, * and *.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

A319-100 aircraft bearing serial number 3007
1.	Aircraft Lease Agreement, dated as of October 26, 2005, between *, as Lessee and International Lease Finance Corporation (“ILFC”), as Lessor.
2.	Letter Agreement No. 1 to Aircraft Lease Agreement, dated as of October 26, 2005, between ILFC and *.
3.	Lease Termination Agreement, dated as of July 3, 2008, between ILFC and *. (Agreement did not terminate this lease, but it amends certain terms.)
4.	Amendment #1 to Lease Termination Agreement dated as of July 30, 2008, between ILFC and *. (Agreement did not terminate this lease, but it amends certain terms.)
5.	Global Side Letter No. 2 to Aircraft Lease Agreements dated as of October 17, 2008, between ILFC and *.
6.	Estoppel and Acceptance Certificate dated as of February 1, 2007.
7.	Assignment of Rights (Airframe), dated as of February 1, 2007, between ILFC and *, consented to by Airbus S.A.S.
8.	Assignment Agreement (Engine), dated as of February 1, 2007, among ILFC, * and *.
A319-100 aircraft bearing serial number 2978
1.	Aircraft Lease Agreement, dated as of April 30, 2004, between *, as Lessee, and International Lease Finance Corporation (“ILFC”), as Lessor
2.	Global Side Letter No. 1, dated as of April 30, 2004, between ILFC and *.
3.	Letter Agreement No. 1 to Aircraft Lease Agreement, dated as of April 30, 2004, between ILFC and *.
4.	Manual Customization Letter Agreement, dated as of August 5, 2004, between ILFC and *.
5.	Global Amendment to Aircraft Lease Agreements, dated as of March 31, 2005, between ILFC and *.
6.	Amendment to Letter Agreement No. 1 to Aircraft Lease Agreement, dated as of November 22, 2005, between ILFC and *.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7.	Lease Termination Agreement, dated as of July 3, 2008, between ILFC and *. (Agreement did not terminate this lease, but it amends certain terms.)
8.	Amendment #1 to Lease Termination Agreement dated as of July 30, 2008, between ILFC and *. (Agreement did not terminate this lease, but it amends certain terms.)
9.	Global Side Letter No. 2, dated as of October 17, 2008, between ILFC and *.
10.	Estoppel and Acceptance Certificate dated as of January 19, 2007.
11.	Assignment of Rights (Airframe), dated as of January 19, 2007, between ILFC and *, consented to by Airbus S.A.S.
12.	Assignment Agreement (Engine), dated as of January 19, 2007, among ILFC, * and *.
A319-100 aircraft bearing serial number 2711
1.	Aircraft Lease Agreement, dated as of April 30, 2004, between *, as Lessee, and International Lease Finance Corporation (“ILFC”), as Lessor
2.	Global Side Letter No. 1, dated as of April 30, 2004, between ILFC and *.
3.	Letter Agreement No. 1 to Aircraft Lease Agreement, dated as of April 30, 2004, between ILFC and *.
4.	Letter dated as of August 5, 2004, between ILFC and *.
5.	Global Amendment to Aircraft Lease Agreements dated as of March 31, 2005, between ILFC and *.
6.	Amendment No. 1 to Aircraft Lease Agreement dated as of March 31, 2005, between ILFC and *.
7.	Amendment No. 2 to Aircraft Lease Agreement dated as of November 22, 2005, between ILFC and *.
8.	Lease Termination Agreement, dated as of July 3, 2008, between ILFC and *. (Agreement did not terminate this lease, but it amends certain terms.)
9.	Amendment #1 to Lease Termination Agreement dated as of July 30, 2008, between ILFC and *. (Agreement did not terminate this lease, but it amends certain terms.)

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

10.	Global Side Letter No. 2, dated as of October 17, 2008, between ILFC and *.
11.	Estoppel and Acceptance Certificate dated as of March 24, 2006.
12.	Assignment of Rights (Airframe), dated as of March 24, 2006, between ILFC and *, consented to by Airbus S.A.S.
13.	Assignment Agreement (Engine), dated as of March 24, 2006, among ILFC, * and *.
A319-100 aircraft bearing serial number 2704
1.	Aircraft Lease Agreement, dated as of April 30, 2004, between *, as Lessee, and International Lease Finance Corporation (“ILFC”), as Lessor
2.	Global Side Letter No. 1, dated as of April 30, 2004, between ILFC and *.
3.	Letter Agreement No. 1 to Aircraft Lease Agreement, dated as of April 30, 2004, between ILFC and *.
4.	Letter dated as of August 5, 2004, between ILFC and *.
5.	Global Amendment to Aircraft Lease Agreements dated as of March 31, 2005, between ILFC and *.
6.	Amendment No. 1 to Aircraft Lease Agreement dated as of March 31, 2005, between ILFC and *.
7.	Amendment No. 2 to Aircraft Lease Agreement dated as of November 22, 2005, between ILFC and *.
8.	Lease Termination Agreement, dated as of July 3, 2008, between ILFC and *. (Agreement did not terminate this lease, but it amends certain terms.)
9.	Amendment #1 to Lease Termination Agreement dated as of July 30, 2008, between ILFC and *. (Agreement did not terminate this lease, but it amends certain terms.)
10.	Global Side Letter No. 2, dated as of October 17, 2008, between ILFC and *.
11.	Estoppel and Acceptance Certificate dated as of March 23, 2006.
12.	Assignment of Rights (Airframe), dated as of March 23, 2006, between ILFC and *, consented to by Airbus S.A.S.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

13.	Assignment Agreement (Engine), dated as of March 23, 2006, among ILFC, * and *.
A319-100 aircraft bearing serial number 2679
1.	Aircraft Lease Agreement, dated as of April 30, 2004, between *, as Lessee, and International Lease Finance Corporation (“ILFC”), as Lessor
2.	Global Side Letter No. 1, dated as of April 30, 2004, between ILFC and *.
3.	Letter Agreement No. 1 to Aircraft Lease Agreement, dated as of April 30, 2004, between ILFC and *.
4.	Letter dated as of August 5, 2004, between ILFC and *.
5.	Global Amendment to Aircraft Lease Agreements dated as of March 31, 2005, between ILFC and *.
6.	Amendment No. 1 to Aircraft Lease Agreement dated as of March 31, 2005, between ILFC and *.
7.	Amendment No. 2 to Aircraft Lease Agreement dated as of August 2, 2005, between ILFC and *.
8.	Amendment No. 3 to Aircraft Lease Agreement, dated as of November 22, 2005 between ILFC and *.
9.	Lease Termination Agreement, dated as of July 3, 2008, between ILFC and *. (Agreement did not terminate this lease, but it amends certain terms.)
10.	Amendment #1 to Lease Termination Agreement dated as of July 30, 2008, between ILFC and *. (Agreement did not terminate this lease, but it amends certain terms.)
11.	Global Side Letter No. 2, dated as of October 17, 2008, between ILFC and *.
12.	Estoppel and Acceptance Certificate dated as of February 7, 2006.
13.	Assignment of Rights (Airframe), dated as of February 7, 2006, between ILFC and *, consented to by AVSA, S.A.R.L.
14.	Assignment Agreement (Engine), dated as of February 7, 2006, among ILFC, * and *.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

A319-100 aircraft bearing serial number 2673
1.	Aircraft Lease Agreement, dated as of April 30, 2004, between *, as Lessee, and International Lease Finance Corporation (“ILFC”), as Lessor
2.	Global Side Letter No. 1, dated as of April 30, 2004, between ILFC and *.
3.	Letter Agreement No. 1 to Aircraft Lease Agreement, dated as of April 30, 2004, between ILFC and *.
4.	Letter dated as of August 5, 2004, between ILFC and *.
5.	Global Amendment to Aircraft Lease Agreements dated as of March 31, 2005, between ILFC and *.
6.	Amendment No. 1 to Aircraft Lease Agreement dated as of March 31, 2005, between ILFC and *.
7.	Amendment No. 2 to Aircraft Lease Agreement dated as of November 22, 2005, between ILFC and *.
8.	Lease Termination Agreement, dated as of July 3, 2008, between ILFC and *. (Agreement did not terminate this lease, but it amends certain terms.)
9.	Amendment #1 to Lease Termination Agreement dated as of July 30, 2008, between ILFC and *. (Agreement did not terminate this lease, but it amends certain terms.)
10.	Amendment No. 3 to Aircraft Lease Agreement dated as of September 8, 2008, between ILFC and *.
11.	Global Side Letter No. 2, dated as of October 17, 2008, between ILFC and *.
12.	Estoppel and Acceptance Certificate dated as of February 2, 2006.
13.	Assignment of Rights (Airframe), dated as of February 2, 2006, between ILFC and *, consented to by AVSA, S.A.R.L.
14.	Assignment Agreement (Engine), dated as of February 2, 2006, among ILFC, * and *.
A319-100 aircraft bearing serial number 2490
1.	Aircraft Lease Agreement, dated as of April 30, 2004, between *, as Lessee, and International Lease Finance Corporation (“ILFC”), as Lessor

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2. Global Side Letter No. 1, as of April 30, 2004, between ILFC and *.
3. Letter Agreement No. 1 to Aircraft Lease Agreement, dated as of April 30, 2004, between ILFC and *.
4. Letter dated as of August 5, 2004, between ILFC and *.
5. Global Amendment to Aircraft Lease Agreements, dated as of March 31, 2005, between ILFC and *.
6. Lease Termination Agreement, dated as of July 3, 2008, between ILFC and *. (Agreement did not terminate this lease, but it amends certain terms.)
7. Amendment #1 to Lease Termination Agreement, dated as of July 30, 2008, between ILFC and *. (Agreement did not terminate this lease, but it amends certain terms.)
8. Global Side Letter No. 2, dated as of October 17, 2008, between ILFC and *.
9. Estoppel and Acceptance Certificate dated as of June 24, 2005.
10. Assignment of Rights (Airframe), dated as of June 24, 2005, between ILFC and *, consented to by AVSA, S.A.R.L.
11. Assignment Agreement (Engine), dated as of June 24, 2005, among ILFC, * and *.
A319-100 aircraft bearing serial number 2485
1. Aircraft Lease Agreement, dated as of April 30, 2004, between *, as Lessee, and International Lease Finance Corporation (“ILFC”), as Lessor
2. Global Side Letter No. 1, dated as of April 30, 2004, between ILFC and *.
3. Letter Agreement No. 1 to Aircraft Lease Agreement, dated as of April 30, 2004, between ILFC and *.
4. Letter dated as of August 5, 2004, between ILFC and *.
5. Global Amendment to Aircraft Lease Agreements, dated as of March 31, 2005, between ILFC and *.
6. Lease Termination Agreement, dated as of July 3, 2008, between ILFC and *. (Agreement did not terminate this lease, but it amends certain terms.)

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7. Amendment #1 to Lease Termination Agreement, dated as of July 30, 2008, between ILFC and *. (Agreement did not terminate this lease, but it amends certain terms.)
8. Global Side Letter No. 2, dated as of October 17, 2008, between ILFC and *.
9. Estoppel and Acceptance Certificate dated as of June 21, 2005.
10. Assignment of Rights (Airframe), dated as of June 21, 2005, between ILFC and *, consented to by AVSA, S.A.R.L.
11. Assignment Agreement (Engine), dated as of June 21, 2005, among ILFC, * and *.
A319-100 aircraft bearing serial number 2473
1. Aircraft Lease Agreement, dated as of April 30, 2004, between *, as Lessee, and International Lease Finance Corporation (“ILFC”), as Lessor
2. Global Side Letter No. 1 to Aircraft Lease Agreements dated as of April 30, 2004, between ILFC and *.
3. Letter Agreement No. 1 to Aircraft Lease Agreement, dated as of April 30, 2004, between ILFC and *.
4. Letter dated as of August 5, 2004, between ILFC and *.
5. Global Amendment to Aircraft Lease Agreements, dated as of March 31, 2005, between ILFC and *.
6. Lease Termination Agreement, dated as of July 3, 2008, between ILFC and *. (Agreement did not terminate this lease, but it amends certain terms.)
7. Amendment #1 to Lease Termination Agreement dated as of July 30, 2008, between ILFC and *. (Agreement did not terminate this lease, but it amends certain terms.)
8. Global Side Letter No. 2, dated as of October 17, 2008, between ILFC and *.
9. Estoppel and Acceptance Certificate dated as of May 31, 2005.
10. Assignment of Rights (Airframe), dated as of May 31, 2005, between ILFC and *, consented to by AVSA, S.A.R.L.
11. Assignment Agreement (Engine), dated as of May 31, 2005, among ILFC, * and *.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

A319-100 aircraft bearing serial number 2470
1. Aircraft Lease Agreement, dated as of April 30, 2004 between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee.
2. Letter Agreement No. 1 to Aircraft Lease Agreement, dated as of April 30, 2004 between ILFC and *.
3. Global Side Letter No. 1 to Aircraft Lease Agreements, dated as of April 30, 2004 between ILFC and *.
4. Manual Customization Letter Agreement, dated as of August 5, 2004 between ILFC and *.
5. Global Amendment to Aircraft Lease Agreements, dated as of March 31, 2005 between ILFC and *.
6. Lease Termination Agreement, dated as of July 03, 2008 between ILFC and *. (Agreement did not terminate this lease, but it amends certain terms.)
7. Amendment #1 to Lease Termination Agreement, dated as of July 30, 2008 between ILFC and *. (Agreement did not terminate this lease, but it amends certain terms.)
8. Global Side Letter No. 2 to Aircraft Lease Agreements, dated as of October 17, 2008 between ILFC and *.
9. Estoppel and Acceptance Certificate dated as of May 23, 2005.
10. Assignment of Rights (Airframe), dated as of May 23, 2005 between ILFC and *, consented to by AVSA, S.A.R.L.
11. Assignment Agreement (Engines), dated as of May 23, 2005 between ILFC and *, consented to by IAE International Aero AG.
A319-100 aircraft bearing serial number 2433
1. Aircraft Lease Agreement, dated as of April 30, 2004 between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee.
2. Global Side Letter No. 1 to Aircraft Lease Agreement, dated as of April 30, 2004 between ILFC and *.
3. Letter Agreement No. 1 to Aircraft Lease Agreement, dated as of April 30, 2004 between ILFC and *.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4. Manual Customization Letter Agreement, dated as of August 5, 2004 between ILFC and *.
5. Global Amendment to Aircraft Lease Agreements, dated as of March 31, 2005 between ILFC and *.
6. Lease Termination Agreement, dated as of July 03, 2008 between ILFC and *. (Agreement did not terminate this lease, but it amends certain terms.)
7. Amendment Number #1 to Lease Termination Agreement, dated as of July 30, 2008 between ILFC and *. (Agreement did not terminate this lease, but it amends certain terms.)
8. Global Side Letter No. 2 to Aircraft Lease Agreement, dated as of October 17, 2008 between ILFC and *.
9. Estoppel and Acceptance Certificate dated as of March 29, 2005.
10. Assignment of Rights (Airframe), dated as of March 29, 2005 between ILFC and *, consented to by AVSA, S.A.R.L.
11. Assignment of Rights (Engines), dated as of March 29, 2005 between ILFC and *, consented to by IAE International Aero Engines AG.
A319-100 aircraft bearing serial number 2590
1. Aircraft Lease Agreement, dated as of April 30, 2004 between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee.
2. Global Side Letter No.1 to Aircraft Lease Agreements, dated as of April 30, 2004 between ILFC and *.
3. Letter Agreement No.1 to Aircraft Lease Agreement, dated as of April 30, 2004 between ILFC and *.
4. Manual Customization Letter Agreement, dated as of August 5, 2004 between ILFC and *.
5. Global Amendment to Aircraft Lease Agreements, dated March 31, 2005 between ILFC and *.
6. Lease Termination Agreement, dated as of July 03, 2008 between ILFC and *. (Agreement did not terminate this lease, but it amends certain terms.)

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7. Amendment #1 to Lease Termination Agreement, dated as of July 30, 2008 between ILFC and *. (Agreement did not terminate this lease, but it amends certain terms.)
8. Global Side Letter No. 2 to Aircraft Lease Agreements, dated as of October 17, 2008 between ILFC and *.
9. Estoppel and Acceptance Certificate dated as of June 6, 2005.
10. Assignment of Rights (Airframe), dated as of June 6, 2005 between ILFC and *, consented to by AVSA, S.A.R.L.
11. Assignment Agreement (Engines), dated as of June 6, 2005 between ILFC and *, consented to by IAE International Aero Engines AG.
A319-100 aircraft bearing serial number 2476
1. Aircraft Lease Agreement, dated as of April 30, 2004 between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee.
2. Global Side Letter No.1 to Aircraft Lease Agreement, dated as of April 30, 2004 between ILFC and *.
3. Letter Agreement No.1 to Aircraft Lease Agreement, dated as of April 30, 2004 between ILFC and *.
4. Manual Customization Letter Agreement, dated as of August 5, 2004 between ILFC and *.
5. Global Amendment to Aircraft Lease Agreements, dated March 31, 2005 between ILFC and *.
6. Lease Termination Agreement, dated as of July 03, 2008 between ILFC and *. (Agreement did not terminate this lease, but it amends certain terms.)
7. Amendment #1 to Lease Termination Agreement, dated as of July 30, 2008 between ILFC and *. (Agreement did not terminate this lease, but it amends certain terms.)
8. Global Side Letter No. 2 to Aircraft Lease Agreement, dated as of October 17, 2008 between ILFC and *.
9. Estoppel and Acceptance Certificate dated as of June 6, 2005.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

10. Assignment of Rights (Airframe), dated as of June 6, 2005 between ILFC and *, consented to by AVSA, S.A.R.L.
11. Assignment Agreement (Engines), dated as of June 6, 2005 between ILFC and *, consented to by IAE International Aero Engines AG.
*
A319-100 aircraft bearing serial number 2458
1. Aircraft Lease Agreement, dated as of August 31, 2004, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee.
2. Side Letter Number One to Aircraft Lease Agreement, dated as of August 31, 2004, between ILFC and *.
3. Assignment, Assumption and Amendment Agreement, dated as of September 26, 2007, among ILFC, *, and *.
4. Estoppel and Acceptance Certificate dated as of May 12, 2005.
5. Assignment of Rights (Airframe), dated as of May 12, 2005, between ILFC and *, consented to by AVSA, S.A.R.L.
6. Assignment Agreement (Engines), dated as of May 12, 2005, between ILFC and *, consented to by IAE International Aero Enginges AG (“IAE”).
7. Assignment of Rights (Airframe), dated as of September 26, 2007, between ILFC and *, consented to by Airbus S.A.S.
8. Assignment Agreement (Engines), dated as of September 26, 2007, between ILFC and *, consented to by IAE.
A320-200 aircraft bearing serial number 2430
1. Aircraft Lease Agreement, dated as of August 31, 2004, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee.
2. Side Letter Number One to Aircraft Lease Agreement, dated as of August 31, 2004, between ILFC and *.
3. Amendment No. 1 to Aircraft Lease Agreement, dated as of October 4, 2004, between ILFC and *.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4. Assignment, Assumption and Amendment Agreement, dated as of September 26, 2007, among ILFC, *, and *.
5. Estoppel and Acceptance Certificate dated as of May 6, 2005.
6. Assignment of Rights (Airframe), dated as of May 6, 2005, between ILFC and *, consented to by AVSA, S.A.R.L.
7. Assignment Agreement (Engines), dated as of May 6, 2005, between ILFC and *, consented to by IAE International Aero Enginges AG (“IAE”).
8. Assignment of Rights (Airframe), dated as of September 26, 2007, between ILFC and *, consented to by Airbus S.A.S.
9. Assignment Agreement (Engines), dated as of September 26, 2007, between ILFC and *, consented to by IAE.
A320-200 aircraft bearing serial number 2422
1. Aircraft Lease Agreement, dated as of August 31, 2004, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee.
2. Side Letter Number One to Aircraft Lease Agreement, dated as of August 31, 2004, between ILFC and *.
3. Assignment, Assumption and Amendment Agreement, dated as of September 26, 2007, among ILFC, *, and *.
4. Estoppel and Acceptance Certificate dated as of April 28, 2005.
5. Assignment of Rights (Airframe), dated as of April 28, 2005, between ILFC and *, consented to by AVSA, S.A.R.L.
6. Assignment Agreement (Engines), dated as of April 28, 2005, between ILFC and *, consented to by IAE International Aero Enginges AG (“IAE”).
7. Assignment of Rights (Airframe), dated as of September 26, 2007, between ILFC and *, consented to by Airbus S.A.S.
8. Assignment Agreement (Engines), dated as of September 26, 2007, between ILFC and *, consented to by IAE.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

A320-200 aircraft bearing serial number 2193
1. Aircraft Lease Agreement, dated as of January 16, 2004, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee.
2. Side Letter #1 to Aircraft Lease Agreement, dated as of January 16, 2004, between ILFC and *.
3. Assignment, Assumption and Amendment Agreement, dated as of September 26, 2007, among ILFC, *, and *.
4. Estoppel and Acceptance Certificate dated as of May 5, 2004.
5. Assignment of Rights (Airframe), dated as of May 5, 2004, between ILFC and *, consented to by AVSA, S.A.R.L.
6. Assignment of Rights (Engines), dated as of May 5, 2004, between ILFC and *, consented to by IAE International Aero Enginges AG (“IAE”).
7. Assignment of Rights (Airframe), dated as of September 26, 2007, between ILFC and *, consented to by Airbus S.A.S.
8. Assignment Agreement (Engines), dated as of September 26, 2007, between ILFC and *, consented to by IAE.
*
A319-100 aircraft bearing serial number 2723
1. Aircraft Lease Agreement, dated as of October 23, 2008, between ILFC Ireland Limited (“ILFC Ireland”), as Lessor, and *, as Lessee.
2. Aircraft Headlease Agreement, dated as of October 23, 2008, between International Lease Finance Corporation (“ILFC”), as Headlessor, and ILFC Ireland, as Headlessee.
3. Side Letter No. 1 to Aircraft Lease Agreement, dated as of October 23, 2008, between ILFC Ireland and *.
4. Global Amendment No. 1 to Aircraft Lease Agreement, dated as of March 27, 2009, between ILFC Ireland and *.
5. Estoppel and Acceptance Certificate dated as of December 1, 2008.
6. Estoppel and Acceptance Certificate (Headlease) dated as of December 1, 2008.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7. Assignment of Rights (Airframe), dated as of December 1, 2008, between ILFC and *, consented to by Airbus S.A.S.
8. Assignment Agreement (Engines), dated as of December 1, 2008, among ILFC, * and *.
A319-100 aircraft bearing serial number 2698
1. Aircraft Lease Agreement, dated as of October 23, 2008, between ILFC Ireland Limited (“ILFC Ireland”), as Lessor, and *, as Lessee.
2. Aircraft Headlease Agreement, dated as of October 23, 2008, between International Lease Finance Corporation (“ILFC”), as Headlessor, and ILFC Ireland, as Headlessee.
3. Side Letter No. 1 to Aircraft Lease Agreement, dated as of October 23, 2008, between ILFC Ireland and *.
4. Global Amendment No. 1 to Aircraft Lease Agreements, dated as of March 27, 2009, between ILFC Ireland and *.
5. Estoppel and Acceptance Certificate (Headlease) dated as of December 1, 2008.
6. Estoppel and Acceptance Certificate dated as of December 1, 2008.
7. Assignment of Rights (Airframe), dated as of December 1, 2008, between ILFC and *, consented to by Airbus S.A.S.
8. Assignment Agreement (Engines), dated as of December 1, 2008, among ILFC, * and *.
A319-100 aircraft bearing serial number 2424
1. Aircraft Lease Agreement, dated as of December 12, 2008, between ILFC Ireland Limited (“ILFC Ireland”), as Lessor, and *, as Lessee.
2. Aircraft Headlease Agreement, dated as of December 12, 2008, between International Lease Finance Corporation (“ILFC”), as Headlessor, and ILFC Ireland, as Headlessee.
3. Side Letter No. 1 to Aircraft Lease Agreement, dated as of December 12, 2008, between ILFC Ireland and *.
4. Side Letter No. 2 to Aircraft Lease Agreement, dated as of January 9, 2009, between ILFC Ireland and *.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5. Global Amendment No. 1 to Aircraft Lease Agreement, dated as of March 27, 2009, between ILFC Ireland and *.
6. Estoppel and Acceptance Certificate dated as of January 12, 2009.
7. Original Engine Estoppel and Acceptance Certificate dated as of March 6, 2009. (ESN V11886)
8. Assignment of Rights (Airframe), dated as of January 12, 2009, between ILFC and *, consented to by Airbus S.A.S.
9. Assignment Agreement (Engines), dated as of January 12, 2009, among ILFC, * and *.
*
B737-800 aircraft bearing serial number 30723
1. Aircraft Lease Agreement, dated as of July 17, 2006, between ILFC Ireland Limited (“ILFC Ireland”), as Lessor, and *, as Lessee.
2. Aircraft Headlease Agreement, dated as of July 17, 2006, between International Lease Finance Corporation (“ILFC”), as Lessor and ILFC Ireland Limited (“ILFC Ireland”), as Lessee.
3. Side Letter Number #1 Aircraft Lease Agreement, dated as of July 17, 2006, between ILFC Ireland and *.
4. Amendment No. One to Aircraft Lease Agreement, dated as of June 11, 2007, between ILFC Ireland and *.
5. Estoppel and Acceptance Certificate dated as of June 11, 2007.
6. Assignment of Rights (Airframe), dated as of June 11, 2007, between ILFC and *, consented to by The Boeing Company.
7. Assignment of Warranties (Engines), dated as of June 11, 2007, between ILFC and *.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE E

SCHEDULE 3.19(b)
AMENDED AND RESTATED CREDIT AGREEMENT
LEASES
*
A320-200 aircraft bearing serial number 2191
1. Aircraft Lease Agreement, dated as of November 19, 2003, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee.
2. Side Letter Number One to Aircraft Lease Agreement, dated as of November 19, 2003, between ILFC and *.
3. Global Letter Agreement No. 1e, dated as of November 19, 2003, between ILFC and *.
4. Amendment No. 1 to Aircraft Lease Agreement, dated as of April 30, 2004, between ILFC and *.
5. Amendment No. 2 to Aircraft Lease Agreement, dated as of April 30, 2004, between ILFC and *.
6. Global Letter Agreement No. 2, dated as of May 29, 2006, between ILFC, *, Sierra Leasing Limited and Whitney Leasing Limited.
7. Global Amendment #1 to Side Letters, dated as of November 30, 2006, between ILFC and *.
8. Estoppel and Acceptance Certificate dated as of April 30, 2004.
9. Assignment of Warranty and Support Rights (Airframe), dated as of April 30, 2004, between ILFC and *, consented to by AVSA, S.A.R.L.
10. Assignment of Warranties (Engines), dated as of April 30, 2004, between ILFC and *.
A320-200 aircraft bearing serial number 2206
1. Aircraft Lease Agreement, dated as of November 19, 2003, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee.
2. Side Letter Number One to Aircraft Lease Agreement, dated as of November 19, 2003, between ILFC and *.
3. Global Letter Agreement No. 1, dated as of November 19, 2003, between ILFC and *.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4. Amendment No. 1 to Aircraft Lease Agreement, dated as of May 19, 2004, between ILFC and *.
5. Amendment No. 2 to Aircraft Lease Agreement, dated as of May 19, 2004, between ILFC and *.
6. Side Letter Regarding Side Letter Number One to Aircraft Lease Agreement, dated as of December 21, 2004, between ILFC and *.
7. Lease Assignment, Assumption and Amendment Agreement dated as of December 21, 2004, between ILFC, Sierra Leasing Limited (“Sierra”) and *.
8. Global Letter Agreement No. 2, dated as of May 29, 2006, between ILFC, *, Sierra and Whitney Leasing Limited.
9. Global Amendment #1 to Side Letters, dated as of November 30, 2006, between ILFC and *.
10. Lease Assignment and Amendment Agreement, dated as of April 30, 2009, between Sierra, ILFC and *.
11. Estoppel and Acceptance Certificate dated as of May 19, 2004.
12. Assignment of Warranty and Support Rights (Airframe), dated as of May 19, 2004, between ILFC and *, consented to by AVSA, S.A.R.L.
13. Assignment of Warranties (Engines), dated as of May 19, 2004, between ILFC and *.
A320-200 aircraft bearing serial number 2542
1. Aircraft Lease Agreement, dated as of November 19, 2003, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee.
2. Side Letter Number One to Aircraft Lease Agreement, dated as of November 19, 2003, between ILFC and *.
3. Global Letter Agreement No. 1, dated as of November 19, 2003, between ILFC and *.
4. Amendment No. 1 to Aircraft Lease Agreement, dated as of October 7, 2005, between ILFC and *.
5. Amendment No. 2 to Aircraft Lease Agreement, dated as of October 7, 2005, between ILFC and Aer Lingus.
6. Global Letter Agreement No. 2, dated as of May 29, 2006, among ILFC, Sierra Leasing Limited, Whitney Leasing Limited and *.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7. Global Amendment #1 To Side Letters, dated as of November 30, 2006, between ILFC and *.
8. Estoppel and Acceptance Certificate dated as of October 7, 2005.
9. Assignment of Rights (Airframe), dated as of October 7, 2005, between ILFC and *, consented to by AVSA, S.A.R.L.
10. Assignment of Warranties (Engines), dated as of October 7, 2005, between ILFC and *.
A320-200 aircraft bearing serial number 3129
1. Aircraft Lease Agreement, dated as of May 30, 2006, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee.
2. Amendment No. 1 to Aircraft Lease Agreement, dated as of May 18, 2007, between ILFC and *.
3. Estoppel and Acceptance Certificate dated as of May 18, 2007.
4. Assignment of Rights (Airframe), dated as of May 18, 2007, between ILFC and *, consented to by Airbus S.A.S.
5. Assignment of Warranties (Engines), dated as of May 18, 2007, between ILFC and *.
A320-200 aircraft bearing serial number 3501
1. Aircraft Lease Agreement, dated as of May 25, 2007, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee.
2. Amendment No. 1 to Aircraft Lease Agreement, dated as of June 3, 2008, between ILFC and *.
3. Estoppel and Acceptance Certificate dated as of June 3, 2008.
4. Assignment of Rights (Airframe), dated as of June 3, 2008, between ILFC and Aer Lingus, consented to by Airbus S.A.S.
5. Assignment of Warranties (Engines), dated as of June 3, 2008, between ILFC and *.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

*
B737-700 aircraft bearing serial number 29356
1. Aircraft Lease Agreement, dated as of February 6, 2003, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee.
2. Side Letter No. 1 to the Aircraft Lease Agreement, dated as of February 6, 2003, between * and ILFC.
3. Amendment No. 1 to Aircraft Lease Agreement, dated as of May 30, 2006, between ILFC and *.
4. Special Letter Agreement No. 1, dated as of May 15, 2009, between *and ILFC.
5. Transaction Agreement, dated as of August 21, 2009, between * and ILFC.
6. Amendment No. 2 to Aircraft Lease Agreement, dated as of August 21, 2009, between ILFC and *.
7. Estoppel and Acceptance Certificate dated as of October 18, 2004.
8. Assignment of Rights (Airframe), dated as of October 18, 2004, between ILFC and *, consented to by The Boeing Company.
9. Assignment of Rights (Engines), dated as of October 18, 2004, between ILFC and *.
B737-700 aircraft bearing serial number 32842
10. Aircraft Lease Agreement, dated as of September 27, 2004, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee.
11. Side Letter No. 1 to Aircraft Lease Agreement, dated as of September 27, 2004, between ILFC and *.
12. Amendment No. 1 to Aircraft Lease Agreement, dated as of May 30, 2006, between ILFC and *.
13. Special Letter Agreement No. 1, dated as of May 15, 2009, between ILFC and *.
14. Transaction Agreement dated as of August 21, 2009 between ILFC and *.
15. Amendment No. 2 to Aircraft Lease Agreement, dated as of August 21, 2009, between ILFC and *.
16. Estoppel and Acceptance Certificate dated as of November 21, 2005.
17. Assignment of Rights (Airframe), dated as of November 21, 2005, between ILFC and *, consented to by The Boeing Company.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

18. Assignment of Warranties (Engines), dated as of November 21, 2005, between ILFC and *.
B737-700 aircraft bearing serial number 30038
10. Aircraft Lease Agreement, dated as of February 6, 2003, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee.
11. Side Letter No. 1 to Aircraft Lease Agreement, dated as of February 6, 2003, between ILFC and *.
12. Amendment No. 1 to Aircraft Lease Agreement, dated as of May 30, 2006, between ILFC and *.
13. Special Letter Agreement No.1, dated as of May 15, 2009, between ILFC and *.
14. Transaction Agreement dated as of August 21, 2009 between ILFC and *.
15. Amendment No. 2 to Aircraft Lease Agreement, dated as of August 21, 2009, between ILFC and *.
16. Estoppel and Acceptance Certificate dated as of November 15, 2004.
17. Assignment of Rights (Airframe), dated as of November 15, 2004, between ILFC and *, consented to by The Boeing Company.
18. Assignment of Rights (Engines), dated as of November 15, 2004, between ILFC and *.
B737-700 aircraft bearing serial number 33793
10. Aircraft Lease Agreement, dated as of February 6, 2003, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee.
11. Side Letter Number No. 1 to Aircraft Lease Agreement, dated as of February 6, 2003, between ILFC and *.
12. Side Letter to the Aircraft Lease Agreement, dated as of June 7, 2004, between ILFC and *.
13. Special Letter Agreement No. 1, dated as of May 15, 2009, between ILFC and *.
14. Transaction Agreement dated as of August 21, 2009 between ILFC and *.
15. Amendment No. 1 to Aircraft Lease Agreement, dated as of August 21, 2009, between ILFC and *.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

16. Estoppel and Acceptance Certificate dated as of November 15, 2004.
17. Transfer of Rights (Airframe), dated as of November 15, 2004, between ILFC and *, consented to by The Boeing Company.
18. Engine Warranty Assignment, dated as of November 15, 2004, between ILFC and *.
B737-700ER aircraft bearing serial number 32719
12. Aircraft Lease Agreement, dated as of December 23, 2004, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee.
13. Letter Agreement No. 1 to Aircraft Lease Agreement, dated as of December 23, 2004, between ILFC and *.
14. Amendment No. 1 to Aircraft Lease Agreement, dated as of May 30, 2006, between ILFC and *.
15. Amendment No. 2 to Aircraft Lease Agreement, dated as of September 27, 2006, between ILFC and *.
16. Onpoint Solutions Program Consent Agreement, dated as of December 10, 2007, between ILFC and *.
17. Special Letter Agreement No. 1, dated as of May 15, 2009, between ILFC and *.
18. Transaction Agreement dated as of August 21, 2009 between ILFC and *.
19. Amendment No. 3 to Aircraft Lease Agreement, dated as of August 21, 2009, between ILFC and *.
20. Estoppel and Acceptance Certificate dated as of April 28, 2006.
21. Assignment of Rights (Airframe), dated as of April 28, 2006, between ILFC and *, consented to by The Boeing Company.
22. Assignment of Rights (Engines), dated as of April 28, 2006, between ILFC and *.
B737-700ER aircraft bearing serial number 32718
11. Aircraft Lease Agreement, dated as of December 23, 2004, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee.
12. Letter Agreement No. 1 to Aircraft Lease Agreement, dated as of December 23, 2004, between ILFC and *.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

13. Amendment No. 1 to Aircraft Lease Agreement, dated as of May 30, 2006, between ILFC and *.
14. Amendment No. 2 to Aircraft Lease Agreement, dated as of September 27, 2006, between ILFC and *.
15. Special Letter Agreement No. 1, dated as of May 15, 2009, between ILFC and *.
16. Transaction Agreement dated as of August 21, 2009 between ILFC and *.
17. Amendment No. 3 to Aircraft Lease Agreement, dated as of August 21, 2009, between ILFC and *.
18. Estoppel and Acceptance Certificate dated as of March 22, 2006.
19. Assignment of Rights (Airframe), dated as of March 22, 2006, between ILFC and *, consented to by The Boeing Company.
20. Assignment of Rights (Engines), dated as of March 22, 2006, between ILFC and *.
*
A320-200 aircraft bearing serial number 3476
6. Aircraft Lease Agreement, dated as of March 23, 2007, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee.
7. Amendment No. 1 to Aircraft Lease Agreement, dated as of April 17, 2008, between ILFC and *.
8. Estoppel and Acceptance Certificate dated as of April 17, 2008.
9. Assignment of Rights (Airframe), dated as of April 17, 2008, between ILFC and *, consented to by Airbus S.A.S.
10. Assignment of Warranties (Engines), dated as of April 17, 2008, between ILFC and *.
A320-200 aircraft bearing serial number 3444
6. Aircraft Lease Agreement, dated as of March 23, 2007, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee.
7. Amendment No. 1 to Aircraft Lease Agreement, dated as of March 21, 2008, between ILFC and *.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

8. Estoppel and Acceptance Certificate dated as of March 21, 2008.
9. Assignment of Rights (Airframe), dated as of March 21, 2008, between ILFC and *, consented to by Airbus S.A.S.
10. Assignment of Warranties (Engines), dated as of March 21, 2008, between ILFC and *.
A320-200 aircraft bearing serial number 2349
10. Aircraft Lease Agreement, dated as of September 10, 2003, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee.
11. Side Letter Number One to Aircraft Lease Agreement, dated as of September 10, 2003, between ILFC and *.
12. Amendment No. 1 to Aircraft Lease Agreement, dated as of January 24, 2005, between ILFC and *.
13. Amendment No. 2 to Aircraft Lease Agreement, dated as of January 24, 2005, between ILFC and *.
14. Side Letter Number Two to Aircraft Lease Agreement, dated as of December 13, 2005, between ILFC and *.
15. Amendment #3 to Aircraft Lease Agreement and Exercise of Lease Extension Option, dated as of March 23, 2007, between ILFC and *.
16. Estoppel and Acceptance Certificate dated as of January 24, 2005.
17. Assignment of Warranty and Support Rights, dated as of January 24, 2005, between ILFC and *, consented to by AVSA, S.A.R.L.
18. Assignment of Warranties (Engines), dated as of January 24, 2005, between ILFC and *.
A320-200 aircraft bearing serial number 2278
11. Aircraft Lease Agreement, dated as of September 10, 2003, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee.
12. Side Letter Number One to Aircraft Lease Agreement, dated as of September 10, 2003, between ILFC and *.
13. Amendment No. 1 to Aircraft Lease Agreement, dated as of October 13, 2004, between ILFC and *.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

14. Amendment No. 2 to Aircraft Lease Agreement, dated as of October 13, 2004, between ILFC and *.
15. Side Letter Number Two to Aircraft Lease Agreement, dated as of December 13, 2005, between ILFC and *.
16. Amendment No. 3 to Aircraft Lease Agreement and Exercise of Lease Extension Option, dated as of March 23, 2007, between ILFC and *.
17. Estoppel and Acceptance Certificate dated as of October 13, 2004.
18. Amendment No. 1 to the Estoppel and Acceptance Certificate, dated as of October 13, 2004, between ILFC and *.
19. Assignment of Rights (Airframe), dated as of October 13, 2004, between ILFC and *, consented to by AVSA, S.A.R.L. (“AVSA”)
20. Assignment of Warranties (Engines), dated as of October 13, 2004, between ILFC and *.
A320-200 aircraft bearing serial number 2166
12. Aircraft Lease Agreement, dated as of September 10, 2003, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee.
13. Side Letter Number One to Aircraft Lease Agreement, dated as of September 10, 2003, between ILFC and *.
14. Amendment No. 1 to Aircraft Lease Agreement, dated as of March 23, 2004, between ILFC and *.
15. Amendment No. 2 to Aircraft Lease Agreement, dated as of March 23, 2004, between ILFC and *.
16. Amendment No. 3 to Aircraft Lease Agreement, dated as of October 29, 2004, between ILFC and *.
17. Side Letter Number Two to Aircraft Lease Agreement, dated as of December 13, 2005, between ILFC and *.
18. Amendment #4 to Aircraft Lease Agreement and Exercise of Lease Extension Option, dated as of March 23, 2007, between ILFC and *.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

19. Estoppel and Acceptance Certificate dated as of March 23, 2004.
20. Assignment of Rights (Airframe), dated as of March 23, 2004, between ILFC and *, consented to by AVSA, S.A.R.L. (“AVSA”)
21. Assignment of Warranties (Engines), dated as of March 23, 2004, between ILFC and *.
22. Assignment of Warranty Rights (Airframe), dated as of October 31, 2004, between FLS Aerospace (UK) Limited and *, consented to by AVSA and ILFC.
A320-200 aircraft bearing serial number 2158
11. Aircraft Lease Agreement, dated as of September 10, 2003, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee.
12. Side Letter Number One to Aircraft Lease Agreement, dated as of September 10, 2003, between ILFC and *.
13. Amendment No. 1 to Aircraft Lease Agreement, dated as of February 26, 2004, between ILFC and *.
14. Amendment No. 2 to Aircraft Lease Agreement, dated as of March 23, 2004, between ILFC and *.
15. Amendment No. 3 to Aircraft Lease Agreement, dated as of October 29, 2004, between ILFC and *.
16. Side Letter Number Two to Aircraft Lease Agreement, dated as of December 13, 2005, between ILFC and *.
17. Amendment #4 to Aircraft Lease Agreement and Exercise of Lease Extension Option, dated as of March 23, 2007, between ILFC and *.
18. Estoppel and Acceptance Certificate dated as of February 26, 2004.
19. Assignment of Rights (Airframe), dated as of February 26, 2004, between ILFC and *, consented to by AVSA, S.A.R.L.
20. Assignment of Warranties (Engines), dated as of February 26, 2004, between ILFC and *.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

*
B737-800 aircraft bearing serial number 30716
5. Aircraft Lease Agreement, dated as of December 20, 2005, between International Lease Finance Corporation (“ILFC”), as Lessor, *, as Lessee, and *, as Consenting Party.
6. Estoppel and Acceptance Certificate dated as of March 16, 2007.
7. Assignment of Rights (Airframe), dated as of March 16, 2007, between ILFC and *, consented to by The Boeing Company.
8. Assignment of Warranties (Engines), dated as of March 16, 2007, between ILFC and *.
B737-800 aircraft bearing serial number 29374
5. Aircraft Lease Agreement, dated as of December 20, 2005, between International Lease Finance Corporation (“ILFC”), as Lessor, *, as Lessee, and *, as Consenting Party.
6. Estoppel and Acceptance Certificate dated as of March 9, 2007.
7. Assignment of Rights (Airframe), dated as of March 9, 2007, between ILFC and *, consented to by The Boeing Company.
8. Assignment of Warranties (Engines), dated as of March 9, 2007, between ILFC and *.
B737-800 aircraft bearing serial number 29373
5. Aircraft Lease Agreement, dated as of December 20, 2005, between International Lease Finance Corporation (“ILFC”), as Lessor, *, as Lessee, and *, as Consenting Party.
6. Estoppel and Acceptance Certificate dated as of February 12, 2007.
7. Assignment of Rights (Airframe), dated as of February 12, 2007, between ILFC and *, consented to by The Boeing Company.
8. Assignment of Warranties (Engines), dated as of February 12, 2007, between ILFC and *.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

B737-800 aircraft bearing serial number 30705
6. Aircraft Lease Agreement, dated as of May 12, 2005, between International Lease Finance Corporation (“ILFC”), as Lessor, *, as Lessee, and *, as Consenting Party.
7. Side Letter #1 to Aircraft Lease Agreements, dated as of May 12, 2005 between ILFC, * and *.
8. Estoppel and Acceptance Certificate dated as of July 28, 2006.
9. Assignment of Rights (Airframe), dated as of July 28, 2006, between ILFC and *, consented to by The Boeing Company.
10. Assignment of Warranties (Engines), dated as of July 28, 2006, between ILFC and *.
B737-800 aircraft bearing serial number 30704
6. Aircraft Lease Agreement, dated as of May 12, 2005, between International Lease Finance Corporation (“ILFC”), as Lessor, *, as Lessee, and *, as Consenting Party.
7. Side Letter #1 to Aircraft Lease Agreements, dated as of May 12, 2005, between ILFC, * and *.
8. Estoppel and Acceptance Certificate dated as of July 11, 2006.
9. Assignment of Rights (Airframe), dated as of July 11, 2006, between ILFC and *, consented to by The Boeing Company.
10. Assignment of Warranties (Engines), dated as of July 11, 2006, between ILFC and *.
*
B737-800 aircraft bearing serial number 30701
6. Aircraft Lease Agreement, dated as of August 29, 2005, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee.
7. Guarantee between * (“Guarantor”) and ILFC (“Beneficiary”) Amendment Number One to Aircraft Lease Agreement, dated as of May 17, 2006.
8. Estoppel and Acceptance Certificate dated as of May 24, 2006.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

9. Assignment of Rights (Airframe), dated as of May 24, 2006, between ILFC and *, consented to by The Boeing Company.
10. Assignment of Rights (Engines), dated as of May 24, 2006, between ILFC and *.
B737-800 aircraft bearing serial number 29369
6. Aircraft Lease Agreement, dated as of August 29, 2005, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee.
7. Guarantee between * (“Guarantor”) and ILFC (“Beneficiary”) Amendment Number One to Aircraft Lease Agreement, dated as of May 9, 2006.
8. Estoppel and Acceptance Certificate dated as of May 10, 2006.
9. Assignment of Rights (Airframe), dated as of May 10, 2006, between ILFC and *, consented to by The Boeing Company.
10. Assignment of Rights (Engines), dated as of May 10, 2006, between ILFC and *.
B737-800 aircraft bearing serial number 29368
6. Aircraft Lease Agreement, dated as of August 29, 2005, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee.
7. Guarantee between * (“Guarantor”) and ILFC (“Beneficiary”) Amendment Number One to Aircraft Lease Agreement, dated as of January 31, 2006.
8. Estoppel and Acceptance Certificate dated as of April 6, 2006.
9. Assignment of Rights (Airframe), dated as of April 6, 2006, between ILFC and *, consented to by The Boeing Company.
10. Assignment of Rights (Engines), dated as of April 6, 2006, between ILFC and *.
B737-800 aircraft bearing serial number 30696
6. Aircraft Lease Agreement, dated as of August 29, 2005, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee.
7. Guarantee between * (“Guarantor”) and ILFC (“Beneficiary”) Amendment Number One to Aircraft Lease Agreement, dated as of March 14, 2006.
8. Estoppel and Acceptance Certificate dated as of March 16, 2006.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

9. Assignment of Rights (Airframe), dated as of March 16, 2006, between ILFC and *, consented to by The Boeing Company.
10. Assignment of Rights (Engines), dated as of March 16, 2006, between ILFC and *.
*
A320-200 aircraft bearing serial number 2171
11. Aircraft Lease Agreement, dated as of July 21, 2003, between International Lease Finance Corporation (“ILFC”), as Lessor, *, as Lessee and *, as Consenting Party (“Consenting Party”).
12. Side Letter #1 to Aircraft Lease Agreement, dated as of July 21, 2003, between ILFC, * and Consenting Party.
13. Amendment Number One to Aircraft Lease Agreement, dated as of March 18, 2004, between ILFC and *.
14. Amendment Number Two to Aircraft Lease Agreement, dated as of March 18, 2004, between ILFC and *.
15. Deed of Novation and Amendment, dated as of April 11, 2005, between *, *, ILFC and Consenting Party.
16. Deed of Novation and Amendment, dated as of April 11, 2005, between *, *, ILFC and Consenting Party.
(Terminates previous Deed of Novation and Amendment)
17. Letter Agreement Re: A320-214 Aircraft Manuals, dated as of April 19, 2007, between ILFC and *.
18. Estoppel and Acceptance Certificate dated as of March 18, 2004.
19. Assignment of Rights (Airframe), dated as of March 18, 2004, between ILFC and *, consented to by The Boeing Company.
20. Assignment of Warranties (Engines), dated as of March 18, 2004, between ILFC and *.
A320-200 aircraft bearing serial number 2182
11. Aircraft Lease Agreement, dated as of July 21, 2003, between International Lease Finance Corporation (“ILFC”), as Lessor, *, as Lessee and *, as Consenting Party (“Consenting Party”).

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

12. Side Letter #1 to Aircraft Lease Agreement, dated as of July 21, 2003, between ILFC, * and Consenting Party.
13. Amendment Number One to Aircraft Lease Agreement, dated as of April 14, 2004, between ILFC and *.
14. Amendment Number Two to Aircraft Lease Agreement, dated as of April 14, 2004, between ILFC and *.
15. Deed of Novation and Amendment, dated as of April 11, 2005, between *, *, ILFC and Consenting Party.
16. Deed of Novation and Amendment, dated as of April 11, 2005, between *, *, ILFC and Consenting Party.
(Terminates previous Deed of Novation and Amendment)
17. Letter Agreement Re: A320-214 Aircraft Manuals, dated as of April 19, 2007, between ILFC and *.
18. Estoppel and Acceptance Certificate dated as of April 14, 2004.
19. Assignment of Rights (Airframe), dated as of April 14, 2004, between ILFC and *, consented to by The Boeing Company.
20. Assignment of Warranties (Engines), dated as of April 14, 2004, between ILFC and *.
A320-200 aircraft bearing serial number 2199
11. Aircraft Lease Agreement, dated as of July 21, 2003, between International Lease Finance Corporation (“ILFC”), as Lessor, *, as Lessee and *, as Consenting Party (“Consenting Party”).
12. Side Letter #1 to Aircraft Lease Agreement, dated as of July 21, 2003, between ILFC, * and Consenting Party.
13. Amendment Number One to Aircraft Lease Agreement, dated as of May 11, 2004, between ILFC and *.
14. Amendment Number Two to Aircraft Lease Agreement, dated as of May 11, 2004, between ILFC and *.
15. Deed of Novation and Amendment, dated as of April 11, 2005, between *, *, ILFC and Consenting Party.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

16. Deed of Novation and Amendment, dated as of April 11, 2005, between *, *, ILFC and Consenting Party.
(Terminates previous Deed of Novation and Amendment)
17. Letter Agreement Re: A320-214 Aircraft Manuals, dated as of April 19, 2007, between ILFC and *.
18. Estoppel and Acceptance Certificate dated as of May 11, 2004.
19. Assignment of Rights (Airframe), dated as of May 11, 2004, between ILFC and *, consented to by The Boeing Company.
20. Assignment of Warranties (Engines), dated as of May 11, 2004, between ILFC and *.
B737-700 aircraft bearing serial number 29365
11. Aircraft Lease Agreement, dated as of April 28, 2004, between International Lease Finance Corporation (“ILFC”), as Lessor and *, as Lessee and *, as Consenting Party.
12. Side Letter #1 to Aircraft Lease Agreement, dated as of April 28, 2004, between ILFC, *, and *, as Consenting Party.
13. Global Side Letter #1 to Aircraft Lease Agreement, dated as of July 12, 2004, between ILFC, *, and *, as Consenting Party.
14. Novation and Amendment Deed, dated as of October 21, 2005, by and among *, *, ILFC and *, as Consenting Party.
15. Amendment Number One to Aircraft Lease Agreement, dated as of January 17, 2006 between ILFC and *.
16. Amendment Number Two to Aircraft Lease Agreement, dated as of January 17, 2006 between ILFC and *.
17. Letter Agreement Re: B737-700 & B737-800 Aircraft Manuals, dated as of March 23, 2009, between ILFC and *.
18. Estoppel and Acceptance Certificate dated as of January 17, 2006.
19. Assignment of Rights (Airframe), dated as of January 17, 2006, between ILFC and *, consented to by The Boeing Company.
20. Assignment of Warranties (Engines), dated as of January 17, 2006, between ILFC and *.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

B737-700 aircraft bearing serial number 29364
11. Aircraft Lease Agreement, dated as of April 28, 2004, between International Lease Finance Corporation (“ILFC”), as Lessor and *, as Lessee and *, as Consenting Party.
12. Side Letter #1 to Aircraft Lease Agreement, dated as of April 28, 2004, between ILFC, *, and *, as Consenting Party.
13. Global Side Letter #1 to Aircraft Lease Agreement, dated as of July 12, 2004, between ILFC, *, and *, as Consenting Party.
14. Novation and Amendment Deed, dated as of October 21, 2005, by and among *, *, ILFC and * as Consenting Party.
15. Amendment Number One to Aircraft Lease Agreement, dated as of December 15, 2005 between ILFC and *.
16. Amendment Number Two to Aircraft Lease Agreement, dated as of December 15, 2005 between ILFC and *.
17. Letter Agreement Re: B737-700 & B737-800 Aircraft Manuals, dated as of March 23, 2009, between ILFC and *.
18. Estoppel and Acceptance Certificate dated as of December 15, 2005.
19. Assignment of Rights (Airframe), dated as of December 15, 2005, between ILFC and *, consented to by The Boeing Company.
20. Assignment of Warranties (Engines), dated as of December 15, 2005, between ILFC and *.
B737-700 aircraft bearing serial number 33009
14. Aircraft Lease Agreement, dated as of April 28, 2004, between *, as Lessee, and International Lease Finance Corporation (“ILFC”), as Lessor, and * (“Consenting Party”).
15. Side Letter #1 to Aircraft Lease Agreement, dated as of April 28, 2004, between ILFC, * and Consenting Party.
16. Global Side Letter #1 to Aircraft Lease Agreement, dated as of July 12, 2004, between ILFC, * and Consenting Party.
17. Amendment #1 to Side Letter #1 to Aircraft Lease Agreement, dated as of August 13, 2004, between ILFC and *.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

18. Amendment #1 to Aircraft Lase Agreement, dated as of August 13, 2004, between ILFC and *.
19. Amendment No. Two to Aircraft Lease Agreement, dated as of June 20, 2005, between ILFC and *.
20. Amendment Number Three to Aircraft Lease Agreement, dated as of June 20, 2005, between * and ILFC.
21. Novation and Amendment Deed, dated as of October 21, 2005, between *, *, ILFC and Consenting Party.
22. Letter Agreement Re: B737-700 & B737-800 Aircraft Manuals, dated as of March 23, 2009, between ILFC and *.
23. Estoppel and Acceptance Certificate dated as of June 20, 2005.
24. Assignment of Rights (Airframe), dated as of June 20, 2005, between ILFC and *, consented to by The Boeing Company.
25. Notice to The Boeing Company, dated as of October 21, 2005, between *, * and ILFC, acknowledged to by The Boeing Company.
26. Assignment of Warranties (Engines), dated as of June 20, 2005, between ILFC and *.
B737-700 aircraft bearing serial number 33008
13. Aircraft Lease Agreement, dated as of April 28, 2004, between *, as Lessee, and International Lease Finance Corporation (“ILFC”), as Lessor, and * (“Consenting Party”).
14. Side Letter #1 to Aircraft Lease Agreement, dated as of April 28, 2004 between ILFC, * and Consenting Party.
15. Global Side Letter #1 to Aircraft Lease Agreement, dated as of July 12, 2004, between ILFC, * and Consenting Party.
16. Amendment #1 to Aircraft Lease Agreement, dated as of August 1, 2004, between ILFC and *.
17. Amendment No. One to Aircraft Lease Agreement, dated as of June 3, 2005 between ILFC and *.
18. Amendment Number Two to Aircraft Lease Agreement, dated as of June 3, 2005 between * and ILFC.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

19. Novation and Amendment Deed, dated as of October 21, 2005, between *, *, ILFC and Consenting Party.
20. Letter Agreement Re: B737-700 & B737-800 Aircraft Manuals, dated as of March 23, 2009, between ILFC and *.
21. Estoppel and Acceptance Certificate dated as of June 3, 2005.
22. Assignment of Rights (Airframe), dated as of June 3, 2005, between ILFC and *, consented to by The Boeing Company.
23. Notice to The Boeing Company, dated as of October 21, 2005, between *, China * and ILFC, acknowledged to by The Boeing Company.
24. Assignment of Warranties (Engines), dated as of June 3, 2005, between ILFC and *.
B737-700 aircraft bearing serial number 29362
12. Aircraft Lease Agreement, dated as of April 28, 2004, between International Lease Finance Corporation (“ILFC”), as Lessor and *, as Lessee and *, as Consenting Party.
13. Side Letter #1 to Aircraft Lease Agreement, dated as of April 28, 2004, between ILFC, *, and *, as Consenting Party.
14. Global Side Letter #1 to Aircraft Lease Agreement, dated as of July 12, 2004, between ILFC, *, and *, as Consenting Party.
15. Amendment Number One to Aircraft Lease Agreement, dated as of May 24, 2005 between ILFC and *.
16. Amendment Number Two to Aircraft Lease Agreement, dated as of May 24, 2005 between ILFC and *.
17. Novation and Amendment Deed, dated as of October 21, 2005, by and among *, *, ILFC and * (“Consenting Party”)
18. Letter Agreement Re: B737-700 & B737-800 Aircraft Manuals, dated as of March 23, 2009, between ILFC and *.
19. Estoppel and Acceptance Certificate dated as of May 24, 2005.
20. Assignment of Rights (Airframe), dated as of May 24, 2005, between ILFC and *, consented to by The Boeing Company.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

21. Notice to The Boeing Company, dated as of October 21, 2005, regarding transfer of Assignment of Rights (Airframe) from * to * pursuant to a Novation and Amendment Deed dated October 21, 2005.
22. Assignment of Warranties (Engines), dated as of May 24, 2005, between ILFC and *.
B737-700 aircraft bearing serial number 29361
12. Aircraft Lease Agreement, dated as of April 28, 2004, between International Lease Finance Corporation (“ILFC”), as Lessor and *, as Lessee and *, as Consenting Party.
13. Side Letter #1 to Aircraft Lease Agreement, dated as of April 28, 2004, between ILFC, *, and *, as Consenting Party.
14. Global Side Letter #1 to Aircraft Lease Agreement, dated as of July 12, 2004, between ILFC, *, and *, as Consenting Party.
15. Amendment Number One to Aircraft Lease Agreement, dated as of April 27, 2005 between ILFC and *.
16. Amendment Number Two to Aircraft Lease Agreement, dated as of April 27, 2005 between ILFC and *.
17. Novation and Amendment Deed, dated as of October 21, 2005, by and among *, *, ILFC and * (“Consenting Party”)
18. Letter Agreement Re: B737-700 & B737-800 Aircraft Manuals, dated as of March 23, 2009, between ILFC and *.
19. Estoppel and Acceptance Certificate dated as of April 27, 2005.
20. Assignment of Rights (Airframe), dated as of April 27, 2005, between ILFC and *, consented to by The Boeing Company.
21. Notice to The Boeing Company, dated as of October 21, 2005, regarding transfer of Assignment of Rights (Airframe) from * to * pursuant to a Novation and Amendment Deed dated October 21, 2005.
22. Assignment of Warranties (Engines), dated as of April 27, 2005, between ILFC and *.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

B737-700 aircraft bearing serial number 29358
9. Aircraft Lease Agreement, dated as of February 26, 2004, between International Lease Finance Corporation (“ILFC”), as Lessor, *, as Lessee and *, as Consenting Party.
10. Side Letter #1 to Aircraft Lease Agreement, dated as of February 26, 2004, between ILFC and *.
11. Amendment Number One to Aircraft Lease Agreement, dated as of February 24, 2005, between ILFC and *.
12. Amendment Number Two to Aircraft Lease Agreement, dated as of February 24, 2005, between ILFC and *.
13. Letter Agreement Re: B737-700 & B737-800 Aircraft Manuals, dated as of March 23, 2009, between ILFC and *.
14. Estoppel and Acceptance Certificate dated as of February 24, 2005.
15. Assignment of Rights (Airframe), dated as of February 24, 2005, between ILFC and *, consented to by The Boeing Company.
16. Assignment of Warranties (Engines), dated as of February 24, 2005, between ILFC and *.
B737-700 aircraft bearing serial number 29357
9. Aircraft Lease Agreement, dated as of February 26, 2004, between International Lease Finance Corporation (“ILFC”), as Lessor, *, as Lessee and *, as Consenting Party.
10. Side Letter #1 to Aircraft Lease Agreement, dated as of February 26, 2004, between ILFC and *.
11. Amendment Number One to Aircraft Lease Agreement, dated as of January 13, 2005, between ILFC and *.
12. Amendment Number Two to Aircraft Lease Agreement, dated as of January 13, 2005, between ILFC and *.
13. Letter Agreement Re: B737-700 & B737-800 Aircraft Manuals, dated as of March 23, 2009, between ILFC and *.
14. Estoppel and Acceptance Certificate dated as of January 13, 2005.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

15. Assignment of Rights (Airframe), dated as of January 13, 2005, between ILFC and *, consented to by The Boeing Company.
16. Assignment of Warranties (Engines), dated as of January 13, 2005, between ILFC and *.
B737-700 aircraft bearing serial number 32802
11. Aircraft Lease Agreement, dated as of February 26, 2004, between *, as Lessee, and International Lease Finance Corporation (“ILFC”), as Lessor, and * (“Consenting Party”).
12. Side Letter #1 to Aircraft Lease Agreement, dated as of February 26, 2004, between ILFC, * and Consenting Party.
13. Amendment #1 to Side Letter #1 to Aircraft Lease Agreement, dated as of August 30, 2004, between ILFC and *.
14. Amendment #1 to Aircraft Lase Agreement, dated as of August 30, 2004, between ILFC and *.
15. Amendment No. Two to Aircraft Lease Agreement, dated as of June 14, 2005, between ILFC and *.
16. Amendment Number Three to Aircraft Lease Agreement, dated as of June 14, 2005, between * and ILFC.
17. Letter Agreement Re: B737-700 & B737-800 Aircraft Manuals, dated as of March 23, 2009, between ILFC and *.
18. Estoppel and Acceptance Certificate dated as of June 14, 2005.
19. Assignment of Rights (Airframe), dated as of June 14, 2005, between ILFC and *, consented to by The Boeing Company.
20. Assignment of Warranties (Engines), dated as of June 14, 2005, between ILFC and *.
B737-700 aircraft bearing serial number 30691
11. Aircraft Lease Agreement, dated as of February 26, 2004, between International Lease Finance Corporation (“ILFC”), as Lessor, *, as Lessee and *, as Consenting Party.
12. Side Letter #1 to Aircraft Lease Agreement, dated as of February 26, 2004, between ILFC and *.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

13. Amendment #1 to Side Letter #1 to Aircraft Lease Agreement, dated as of August 30, 2004, between ILFC and *.
14. Amendment #1 to Aircraft Lease Agreement, dated as of August 30, 2004, between ILFC and *.
15. Amendment Number Two to Aircraft Lease Agreement, dated as of May 9, 2005, between ILFC and *.
16. Amendment Number Three to Aircraft Lease Agreement, dated as of May 9, 2005, between ILFC and *.
17. Letter Agreement Re: B737-700 & B737-800 Aircraft Manuals, dated as of March 23, 2009, between ILFC and *.
18. Estoppel and Acceptance Certificate dated as of May 9, 2005.
19. Assignment of Rights (Airframe), dated as of May 9, 2005, between ILFC and *, consented to by The Boeing Company.
20. Assignment of Warranties (Engines), dated as of May 9, 2005, between ILFC and *.
B737-700 aircraft bearing serial number 32800
10. Aircraft Lease Agreement, dated as of February 26, 2004, between International Lease Finance Corporation (“ILFC”), as Lessor, *, as Lessee and *, as Consenting Party.
11. Side Letter #1 to Aircraft Lease Agreement, dated as of February 26, 2004, between ILFC and *.
12. Amendment #1 to Side Letter #1 to Aircraft Lease Agreement, dated as of August 30, 2004, between ILFC and *.
13. Amendment Number One to Aircraft Lease Agreement, dated as of April 5, 2005, between ILFC and *.
14. Amendment Number Two to Aircraft Lease Agreement, dated as of April 5, 2005, between ILFC and *.
15. Letter Agreement Re: B737-700 & B737-800 Aircraft Manuals, dated as of March 23, 2009, between ILFC and *.
16. Estoppel and Acceptance Certificate dated as of April 5, 2005.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

17. Assignment of Rights (Airframe), dated as of April 5, 2005, between ILFC and *, consented to by The Boeing Company.
18. Assignment of Warranties (Engines), dated as of April 5, 2005, between ILFC and *.
B737-700 aircraft bearing serial number 30682
9. Aircraft Lease Agreement, dated as of February 26, 2004, between International Lease Finance Corporation (“ILFC”), as Lessor, *, as Lessee and *, as Consenting Party.
10. Side Letter #1 to Aircraft Lease Agreement, dated as of February 26, 2004, between ILFC and *.
11. Amendment Number One to Aircraft Lease Agreement, dated as of March 30, 2005, between ILFC and *.
12. Amendment Number Two to Aircraft Lease Agreement, dated as of March 30, 2005, between ILFC and *.
13. Letter Agreement Re: B737-700 & B737-800 Aircraft Manuals, dated as of March 23, 2009, between ILFC and *.
14. Estoppel and Acceptance Certificate dated as of March 30, 2005.
15. Assignment of Rights (Airframe), dated as of March 30, 2005, between ILFC and *, consented to by The Boeing Company.
16. Assignment of Warranties (Engines), dated as of March 30, 2005, between ILFC and *.
B737-700 aircraft bearing serial number 30681
9. Aircraft Lease Agreement, dated as of February 26, 2004, between International Lease Finance Corporation (“ILFC”), as Lessor, *, as Lessee and *, as Consenting Party.
10. Side Letter #1 to Aircraft Lease Agreement, dated as of February 26, 2004, between ILFC and *.
11. Amendment Number One to Aircraft Lease Agreement, dated as of February 24, 2005, between ILFC and *.
12. Amendment Number Two to Aircraft Lease Agreement, dated as of February 24, 2005, between ILFC and *.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

13. Letter Agreement Re: B737-700 & B737-800 Aircraft Manuals, dated as of March 23, 2009, between ILFC and *.
14. Estoppel and Acceptance Certificate dated as of February 24, 2005.
15. Assignment of Rights (Airframe), dated as of February 24, 2005, between ILFC and *, consented to by The Boeing Company.
16. Assignment of Warranties (Engines), dated as of February 24, 2005, between ILFC and *.
*
A320-200 aircraft bearing serial number 2899
10. Aircraft Lease Agreement, dated as of March 18, 2005, between ILFC Ireland Limited (“ILFC Ireland”), as Lessor, and *, as Lessee and *, as Consenting Party *.
11. Global Side Letter #1 to Aircraft Lease Agreements, dated as of March 18, 2005, between ILFC Ireland and * and *.
12. Aircraft Headlease Agreement, dated as of March 18, 2005 between ILFC Ireland, as Lessee and International Lease Finance Corporation (“ILFC”), as Lessor.
13. Amendment No. 1 to Global Side Letter No. 1 to Aircraft Lease Agreement, dated as of November 16, 2006, between ILFC Ireland, *, and *.
14. Amendment Number One to Aircraft Headlease Agreement, dated as of October 15, 2007 between ILFC Ireland and ILFC.
15. Estoppel and Acceptance Certificate (Headlease), dated as of September 28, 2006.
16. Estoppel and Acceptance Certificate, dated as of September 28, 2006.
17. Assignment of Rights (Airframe), dated as of September 28, 2006, between ILFC and *, consented to by Airbus S.A.S.
18. Assignment of Rights (Engines), dated as of September 28, 2006, between ILFC and *, consented to by CFM International Inc.
A320-200 aircraft bearing serial number 2770
10. Aircraft Lease Agreement, dated as of March 18, 2005, between ILFC Ireland Limited (“ILFC Ireland”), as Lessor, and *, as Lessee and *, as Consenting Party.
11. Global Side Letter #1 to Aircraft Lease Agreements, dated as of March 18, 2005, between ILFC Ireland and * and *.
12. Aircraft Headlease Agreement, dated as of March 18, 2005 between ILFC Ireland, as Lessee and International Lease Finance Corporation (“ILFC”), as Lessor.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

13. Amendment Number No. 1 to Global Side Letter No. 1 to Aircraft Lease Agreement, dated as of November 16, 2006, between ILFC Ireland and * and *.
14. Amendment Number One to Aircraft Headlease Agreement, dated as of October 15, 2007 between ILFC Ireland and ILFC.
15. Estoppel and Acceptance Certificate (Headlease), dated as of May 10, 2006.
16. Estoppel and Acceptance Certificate, dated as of May 10, 2006.
17. Assignment of Rights (Airframe), dated as of May 10, 2006, between ILFC and *, consented to by Airbus S.A.S.
18. Assignment of Rights (Engines), dated as of May 10, 2006, between ILFC and *, consented to by CFM International Inc.
A320-200 aircraft bearing serial number 2743
10. Aircraft Lease Agreement, dated as of March 18, 2005, between ILFC Ireland Limited (“ILFC Ireland”), as Lessor, and *, as Lessee and *, as Consenting Party *.
11. Global Side Letter #1 to Aircraft Lease Agreements, dated as of March 18, 2005, between ILFC and * and *.
12. Aircraft Headlease Agreement, dated as of March 18, 2005 between ILFC Ireland, as Lessee and International Lease Finance Corporation (“ILFC”), as Lessor.
13. Amendment No. 1 to Global Side Letter No. 1 to Aircraft Lease Agreement, dated as of November 16, 2006, between ILFC and * and *.
14. Amendment Number One to Aircraft Headlease Agreement, dated as of October 15, 2007 between ILFC Ireland and ILFC.
15. Estoppel and Acceptance Certificate (Headlease), dated as of April 11, 2006.
16. Estoppel and Acceptance Certificate, dated as of April 11, 2006.
17. Assignment of Rights (Airframe), dated as of April 11, 2006, between ILFC and *, consented to by Airbus S.A.S.
18. Assignment of Rights (Engines), dated as of April 11, 2006, between ILFC and *, consented to by CFM International, Inc.
A320-200 aircraft bearing serial number 2708
10. Aircraft Lease Agreement, dated as of March 18, 2005, between ILFC Ireland Limited (“ILFC Ireland”), as Lessor, and *, as Lessee and *, as Consenting Party *.
11. Global Side Letter #1 to Aircraft Lease Agreements, dated as of March 18, 2005, between ILFC and * and *.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

12. Aircraft Headlease Agreement, dated as of March 18, 2005 between ILFC Ireland, as Lessee and International Lease Finance Corporation (“ILFC”), as Lessor.
13. Amendment No. 1 to Global Side Letter No. 1 to Aircraft Lease Agreement, dated as of November 16, 2006, between ILFC and * and *.
14. Amendment Number One to Aircraft Headlease Agreement, dated as of October 15, 2007 between ILFC Ireland and ILFC.
15. Estoppel and Acceptance Certificate (Headlease), dated as of April 11, 2006.
16. Estoppel and Acceptance Certificate, dated as of April 11, 2006.
17. Assignment of Rights (Airframe), dated as of April 11, 2006, between ILFC and *, consented to by Airbus S.A.S.
18. Assignment of Rights (Engines), dated as of April 11, 2006, between ILFC and *, consented to by CFM International, Inc.
A320-200 aircraft bearing serial number 3112
10. Aircraft Lease Agreement, dated as of March 18, 2005, between ILFC Ireland Limited (“ILFC Ireland”), as Lessor, and *, as Lessee, *, as Consenting Party.
11. Global Side Letter #1 to Aircraft Lease Agreement, dated as of March 18, 2005, between ILFC Ireland, * and *.
12. Aircraft Headlease Agreement, dated as of March 18, 2005, between ILFC Ireland, as Lessee and International Lease Finance Corporation (“ILFC”), as Lessor.
13. Amendment No. 1 to Global Side Letter No. 1, dated as of November 16, 2006, among *, ILFC Ireland and *.
14. Amendment Number One to Aircraft Headlease Agreement, dated as of October 15, 2007, between ILFC Ireland and ILFC.
15. Estoppel and Acceptance Certificate (Headlease), dated as of May 14, 2007.
16. Estoppel and Acceptance Certificate, dated as of May 14, 2007.
17. Assignment of Rights (Airframe), dated as of May 14, 2007, between ILFC and *, consented to by Airbus S.A.S.
18. Assignment of Rights (Engines), dated as of May 14, 2007, between ILFC, *, consented to by IAE International Aero Enginges AG (“IAE”).

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

A320-200 aircraft bearing serial number 3075
10. Aircraft Lease Agreement, dated as of March 18, 2005, between ILFC Ireland Limited (“ILFC Ireland”), as Lessor, and *, as Lessee and *, as Consenting Party.
11. Global Side Letter #1 to Aircraft Lease Agreements, dated as of March 18, 2005, between ILFC Ireland and * and * dated March 18, 2005.
12. Aircraft Headlease Agreement, dated as of March 18, 2005, between ILFC Ireland, as Lessee and International Lease Finance Corporation (“ILFC”), as Lessor.
13. Amendment No. 1 to Global Side Letter No. 1 to Aircraft Lease Agreement, dated as of November 16, 2006, between ILFC Ireland and * and *.
14. Amendment Number One to Aircraft Headlease Agreement, dated as of October 15, 2007, between ILFC Ireland and ILFC.
15. Estoppel and Acceptance Certificate (Headlease), dated as of April 3, 2007.
16. Estoppel and Acceptance Certificate, dated as of April 3, 2007.
17. Assignment of Rights (Airframe), dated as of April 3, 2007, between ILFC and *, consented to by Airbus S.A.S.
18. Assignment of Rights (Engines), dated as of April 3, 2007, between ILFC and *, consented to by IAE International Aero Enginges AG (“IAE”).
A320-200 aircraft bearing serial number 3067
10. Aircraft Lease Agreement, dated as of March 18, 2005, between ILFC Ireland Limited (“ILFC Ireland”), as Lessor, and *, as Lessee, *, as Consenting Party.
11. Global Side Letter #1 to Aircraft Lease Agreement, dated as of March 18, 2005, between ILFC Ireland, * (“Lessee”) and *.
12. Aircraft Headlease Agreement, dated as of March 18, 2005, between ILFC Ireland, as Lessee and International Lease Finance Corporation (“ILFC”), as Lessor.
13. Amendment No. 1 to Global Side Letter No. 1, dated as of November 16, 2006, between *, ILFC Ireland and *.
14. Amendment No. One to Aircraft Headlease Agreement, dated as of October 15, 2007, between ILFC Ireland and ILFC.
15. Estoppel and Acceptance Certificate (Headlease), dated as of March 16, 2007.
16. Estoppel and Acceptance Certificate, dated as of March 16, 2007.
17. Assignment of Rights (Airframe), dated as of March 16, 2007, between ILFC and *, consented to by Airbus S.A.S.
18. Assignment of Rights (Engines), dated as of March 16, 2007, among ILFC, *, consented to by IAE International Aero Enginges AG (“IAE”).

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

A320-200 aircraft bearing serial number 2936
10. Aircraft Lease Agreement, dated as of March 18, 2005, between ILFC Ireland Limited (“ILFC Ireland”), as Lessor, and *, as Lessee and *, as Consenting Party.
11. Global Side Letter #1 to Aircraft Lease Agreements, dated as of March 18, 2005, between ILFC Ireland and * and *.
12. Aircraft Headlease Agreement, dated as of March 18, 2005, between ILFC Ireland, as Lessee and International Lease Finance Corporation (“ILFC”), as Lessor.
13. Amendment No. 1 to Global Side Letter No. 1 to Aircraft Lease Agreement, dated as of November 16, 2006, between ILFC Ireland and * and *.
14. Amendment Number One to Aircraft Headlease Agreement, dated as of October 15, 2007 between ILFC Ireland and ILFC.
15. Estoppel and Acceptance Certificate (Headlease), dated as of November 28, 2006.
16. Estoppel and Acceptance Certificate, dated as of November 28, 2006.
17. Assignment of Rights (Airframe), dated as of November 28, 2006, between ILFC and *, consented to by Airbus S.A.S.
18. Assignment of Rights (Engines), dated as of November 28, 2006, between ILFC and *, consented to by IAE International Aero Enginges AG (“IAE”).
A320-200 aircraft bearing serial number 2809
10. Aircraft Lease Agreement, dated as of March 18, 2005, between ILFC Ireland Limited (“ILFC Ireland”), as Lessor, and *, as Lessee, *, as Consenting Party.
11. Global Side Letter #1 to Aircraft Lease Agreement, dated as of March 18, 2005, between ILFC Ireland, * and *.
12. Aircraft Headlease Agreement, dated as of March 18, 2005 between ILFC Ireland, as Lessee and International Lease Finance Corporation (“ILFC”), as Lessor.
13. Amendment No. 1 to Global Side Letter No. 1, dated as of November 16, 2006, between *, ILFC Ireland and *.
14. Amendment Number One to Aircraft Headlease Agreement, dated as of October 15, 2007 between ILFC Ireland and ILFC.
15. Estoppel and Acceptance Certificate (Headlease) dated as of July 4, 2006.
16. Estoppel and Acceptance Certificate dated as of July 4, 2006.
17. Assignment of Rights (Airframe), dated as of July 4, 2006, between ILFC and *, consented to by Airbus S.A.S.
18. Assignment of Rights (Engines), dated as of July 4, 2006, among ILFC, *, consented to by IAE International Aero Enginges AG (“IAE”).

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

A320-200 aircraft bearing serial number 2767
10. Aircraft Lease Agreement, dated as of March 18, 2005, between ILFC Ireland Limited (“ILFC Ireland”), as Lessor, and *, as Lessee and *, as Consenting Party.
11. Global Side Letter #1 to Aircraft Lease Agreements, dated as of March 18, 2005, between ILFC Ireland and * and * dated March 18, 2005.
12. Aircraft Headlease Agreement, dated as of March 18, 2005 between ILFC Ireland, as Lessee and International Lease Finance Corporation (“ILFC”), as Lessor.
13. Amendment No.1 to Global Side Letter No. 1 to Aircraft Lease Agreement, dated as of November 16, 2006, between ILFC Ireland and * and *.
14. Amendment Number One to Aircraft Headlease Agreement, dated as of October 15, 2007 between ILFC Ireland, as Lessee and ILFC, as Lessor.
15. Estoppel and Acceptance Certificate (Headlease), dated as of June 22, 2006.
16. Estoppel and Acceptance Certificate, dated as of June 22, 2006.
17. Assignment of Rights (Airframe), dated as of June 22, 2006, between ILFC and *, consented to by Airbus S.A.S.
18. Assignment of Rights (Engines), dated as of June 22, 2006, between ILFC and *, consented to by IAE International Aero Enginges AG (“IAE”).
A320-200 aircraft bearing serial number 2759
10. Aircraft Lease Agreement, dated as of March 18, 2005, between ILFC Ireland Limited (“ILFC Ireland”), as Lessor, and *, as Lessee, *, as Consenting Party.
11. Global Side Letter #1 to Aircraft Lease Agreement, dated as of March 18, 2005, between ILFC Ireland, *and *.
12. Aircraft Headlease Agreement, dated as of March 18, 2005, between ILFC Ireland, as Lessee and International Lease Finance Corporation (“ILFC”), as Lessor.
13. Amendment No. 1 to Global Side Letter No. 1, dated as of November 16, 2006, between *, ILFC Ireland and *.
14. Amendment Number 1 to Aircraft Headlease Agreement, dated as of October 15, 2007 between ILFC Ireland and ILFC.
15. Estoppel and Acceptance Certificate (Headlease), dated as of May 29, 2006.
16. Estoppel and Acceptance Certificate, dated as of May 29, 2006.
17. Assignment of Rights (Airframe), dated as of May 29, 2006, between ILFC and *, consented to by Airbus S.A.S.
18. Assignment of Rights (Engines), dated as of May 29, 2006, between ILFC, *, consented to by IAE International Aero Enginges AG (“IAE”).

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

A320-200 aircraft bearing serial number 2741
10. Aircraft Lease Agreement, dated as of March 18, 2005, between ILFC Ireland Limited (“ILFC Ireland”), as Lessor, and *, as Lessee, *, as Consenting Party.
11. Global Side Letter #1 to Aircraft Lease Agreement, dated as of March 18, 2005, between ILFC Ireland, * and *Group.
12. Aircraft Headlease Agreement, dated as of March 18, 2005 between ILFC Ireland, as Lessee and International Lease Finance Corporation (“ILFC”), as Lessor.
13. Amendment No. 1 to Global Side Letter No. 1, dated as of November 16, 2006, among *, ILFC Ireland and *.
14. Amendment Number One to Aircraft Headlease Agreement, dated as of October 15, 2007 between ILFC Ireland and ILFC.
15. Estoppel and Acceptance Certificate (Headlease), dated as of April 26, 2006.
16. Estoppel and Acceptance Certificate, dated as of April 26, 2006.
17. Assignment of Rights (Airframe), dated as of April 26, 2006, between ILFC and *, consented to by Airbus S.A.S.
18. Assignment of Rights (Engines), dated as of April 26, 2006, among ILFC, *, consented to by IAE International Aero Enginges AG (“IAE”).
B737-700 aircraft bearing serial number 29372
11. Aircraft Lease Agreement, dated as of March 18, 2005, between *, as Lessee, ILFC Ireland Limited (“ILFC Ireland”), as Lessor, and *, as Consenting Party.
12. Global Side Letter #1 to Aircraft Lease Agreement, dated as of March 18, 2005, between ILFC Ireland, * and *.
13. Aircraft Headlease Agreement, dated as of March 18, 2005, between ILFC Ireland, as Lessee and International Lease Finance Corporation (“ILFC”), as Lessor.
14. Amendment No. 1 to Global Side Letter No. 1, dated as of November 16, 2006, among *, ILFC Ireland and *.
15. Amendment Number One to Headlease Agreement, dated as of October 15, 2007, between ILFC Ireland and ILFC.
16. *
17. Estoppel and Acceptance Certificate (Headlease), dated as of December 18, 2006.
18. Estoppel and Acceptance Certificate, dated as of December 18, 2006.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

19. Assignment of Rights (Airframe), dated as of December 18, 2006, between International Lease Finance Corporation (“ILFC”) and *, consented to by The Boeing Company.
20. Assignment of Warranties (Engines), dated as of December 18, 2006, between ILFC and *, consented to by CFM International, Inc.
B737-700 aircraft bearing serial number 29371
11. Aircraft Lease Agreement, dated as of March 18, 2005, between ILFC Ireland Limited (“ILFC Ireland”), as Lessor, and *, as Lessee, *, as Consenting Party.
12. Global Side Letter #1 to Aircraft Lease Agreement, dated as of March 18, 2005, between ILFC Ireland, * and *.
13. Aircraft Headlease Agreement, dated as of March 18, 2005, between ILFC Ireland, as Lessee and International Lease Finance Corporation (“ILFC”), as Lessor.
14. Amendment No. 1 to Global Side Letter No. 1, dated as of November 16, 2006, among *, ILFC Ireland and *.
15. Amendment No. One to Aircraft Headlease Agreement, dated as of October 15, 2007, between ILFC Ireland and ILFC.
16. *
17. Estoppel and Acceptance Certificate (Headlease), dated as of October 16, 2006.
18. Estoppel and Acceptance Certificate, dated as of October 16, 2006.
19. Assignment of Rights (Airframe), dated as of October 16, 2006, between ILFC and *, consented to by The Boeing Company.
20. Assignment of Warranties (Engines), dated as of October 16, 2006, between ILFC and *, consented to by CFM International, Inc.
B737-700 aircraft bearing serial number 29367
11. Aircraft Lease Agreement, dated as of March 18, 2005, between ILFC Ireland Limited (“ILFC Ireland”), as Lessor, and *, as Lessee and *, as Consenting Party.
12. Global Side Letter #1 to Aircraft Lease Agreements, dated as of March 18, 2005, between ILFC Ireland and *and * dated March 18, 2005.
13. Aircraft Headlease Agreement, dated as of March 18, 2005, between ILFC Ireland, as Lessee and International Lease Finance Corporation (“ILFC”), as Lessor.
14. Amendment No. 1 to Global Side Letter No. 1 to Aircraft Lease Agreement, dated as of March 18, 2005, between ILFC Ireland and * and * dated as of November 16, 2006.
15. Amendment No. One to Aircraft Headlease Agreement, dated as of October 15, 2007, between ILFC Ireland and ILFC.
16. *

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

17. Estoppel and Acceptance Certificate (Headlease), dated as of March 20, 2006.
18. Estoppel and Acceptance Certificate, dated as of March 20, 2006.
19. Assignment of Rights (Airframe), dated as of March 20, 2006, between ILFC and *, consented to by The Boeing Company.
20. Assignment of Rights (Engines), dated as of March 20, 2006, between ILFC and *, consented to by CFM International, Inc.
B737-700 aircraft bearing serial number 29366
11. Aircraft Lease Agreement, dated as of March 18, 2005, between ILFC Ireland Limited (“ILFC Ireland”), as Lessor, and *, as Lessee and *, as Consenting Party.
12. Global Side Letter #1 to Aircraft Lease Agreements, dated as of March 18, 2005, between ILFC Ireland and * and *.
13. Aircraft Headlease Agreement, dated as of March 18, 2005, between ILFC Ireland, as Lessee and International Lease Finance Corporation (“ILFC”), as Lessor.
14. Amendment No. 1 to Global Side Letter No. 1 to Aircraft Lease Agreement, dated as of November 16, 2006, between ILFC Ireland and * and *.
15. Amendment No. One to Aircraft Headlease Agreement, dated as of October 15, 2007, between ILFC Ireland and ILFC.
16. *
17. Estoppel and Acceptance Certificate (Headlease), dated as of February 21, 2006.
18. Estoppel and Acceptance Certificate, dated as of February 21, 2006.
19. Assignment of Rights (Airframe), dated as of February 21, 2006, between ILFC and *, consented to by The Boeing Company.
20. Assignment of Rights (Engines), dated as of February 21, 2006, between ILFC and *, consented to by CFM International Inc.
B737-800 aircraft bearing serial number 30708
11. Aircraft Lease Agreement, dated as of March 18, 2005, between *, as Lessee, ILFC Ireland Limited (“ILFC Ireland”), as Lessor, and *, as Consenting Party.
12. Global Side Letter #1 to Aircraft Lease Agreement, dated as of March 18, 2005, between ILFC Ireland, * and *.
13. Aircraft Headlease Agreement, dated as of March 18, 2005, between ILFC Ireland, as Lessee and International Lease Finance Corporation (“ILFC”), as Lessor.
14. Amendment No. 1 to Global Side Letter No. 1, dated as of November 16, 2006, between *, ILFC Ireland and *.
15. Amendment Number One to Aircraft Headlease Agreement, dated as of October 15, 2007, between ILFC Ireland and ILFC.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

16. *
17. Estoppel and Acceptance Certificate (Headlease), dated as of October 26, 2006.
18. Estoppel and Acceptance Certificate, dated as of October 26, 2006.
19. Assignment of Rights (Airframe), dated as of October 26, 2006, between ILFC and *, consented to by The Boeing Company.
20. Assignment of Warranties (Engines), dated as of October 26, 2006, between ILFC and *, consented to by CFM International, Inc.
B737-800 aircraft bearing serial number 33006
11. Aircraft Lease Agreement, dated as of March 18, 2005, between ILFC Ireland Limited (“ILFC Ireland”), as Lessor, and *, as Lessee and *, as Consenting Party.
12. Global Side Letter #1 to Aircraft Lease Agreements, dated as of March 18, 2005, between ILFC Ireland and * and * dated March 18, 2005.
13. Aircraft Headlease Agreement, dated as of March 18, 2005, between ILFC Ireland, as Lessee and International Lease Finance Corporation (“ILFC”), as Lessor.
14. Amendment No. 1 to Global Side Letter No. 1 to Aircraft Lease Agreement, dated as of November 16, 2006, between ILFC Ireland and * and *.
15. Amendment Number One to Aircraft Headlease Agreement, dated as of October 15, 2007, between ILFC Ireland and ILFC.
16. *
17. Estoppel and Acceptance Certificate (Headlease), dated as of July 10, 2006.
18. Estoppel and Acceptance Certificate, dated as of July 10, 2006.
19. Assignment of Rights (Airframe), dated as of July 10, 2006, between ILFC and *, consented to by The Boeing Company.
20. Assignment of Rights (Engines), dated as of July 10, 2006, between ILFC and *, consented to by CFM International, Inc.
B737-800 aircraft bearing serial number 30709
11. Aircraft Lease Agreement, dated as of March 18, 2005, between ILFC Ireland Limited (“ILFC Ireland”), as Lessor, and *, as Lessee and *, as Consenting Party.
12. Global Side Letter #1 to Aircraft Lease Agreements, dated as of March 18, 2005, between ILFC Ireland and * and * dated March 18, 2005.
13. Aircraft Headlease Agreement, dated as of March 18, 2005, between ILFC Ireland, as Lessee and International Lease Finance Corporation (“ILFC”), as Lessor.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

14. Amendment No. 1 to Global Side Letter No. 1 to Aircraft Lease Agreement, dated as of March 18, 2005, between ILFC Ireland and * and * dated as of November 16, 2006.
15. Amendment Number One to Aircraft Headlease Agreement, dated as of October 15, 2007, between ILFC Ireland and ILFC.
16. *
17. Estoppel and Acceptance Certificate (Headlease), dated as of June 8, 2006.
18. Estoppel and Acceptance Certificate, dated as of June 8, 2006.
19. Assignment of Rights (Airframe), dated as of June 8, 2006, between ILFC and *, consented to by The Boeing Company.
20. Assignment of Rights (Engines), dated as of June 8, 2006, between ILFC and *, consented to by CFM International, Inc.
B737-800 aircraft bearing serial number 30699
11. Aircraft Lease Agreement, dated as of March 18, 2005, between ILFC Ireland Limited (“ILFC Ireland”), as Lessor, and *, as Lessee and *, as Consenting Party.
12. Global Side Letter #1 to Aircraft Lease Agreements, dated as of March 18, 2005, between ILFC Ireland and * and * dated March 18, 2005.
13. Aircraft Headlease Agreement, dated as of March 18, 2005, between ILFC Ireland, as Lessee and International Lease Finance Corporation (“ILFC”), as Lessor.
14. Amendment No. 1 to Global Side Letter No. 1 to Aircraft Lease Agreement, dated as of March 18, 2005, between ILFC Ireland and * and * dated as of November 16, 2006.
15. Amendment Number One to Aircraft Headlease Agreement, dated as of October 15, 2007, between ILFC Ireland and ILFC.
16. *
17. Estoppel and Acceptance Certificate (Headlease), dated as of May 12, 2006.
18. Estoppel and Acceptance Certificate dated as of May 12, 2006.
19. Assignment of Rights (Airframe), dated as of May 12, 2006, between ILFC and *, consented to by The Boeing Company.
20. Assignment of Rights (Engines), dated as of May 12, 2006, between ILFC and *, consented to by CFM International, Inc.
B737-800 aircraft bearing serial number 30697
11. Aircraft Lease Agreement, dated as of March 18, 2005, between ILFC Ireland Limited (“ILFC Ireland”), as Lessor, and *, as Lessee and *, as Consenting Party.
12. Global Side Letter #1 to Aircraft Lease Agreements, dated as of March 18, 2005, between ILFC Ireland and * and * dated March 18, 2005.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

13. Aircraft Lease Agreement, dated as of March 18, 2005, between ILFC Ireland, as Lessee and International Lease Finance Corporation (“ILFC”), as Lessor.
14. Amendment No. 1 to Global Side Letter No. 1 to Aircraft Lease Agreement, dated as of March 18, 2005, between ILFC Ireland and * and * dated as of November 16, 2006.
15. Amendment Number One to Aircraft Headlease Agreement, dated as of October 15, 2007, between ILFC Ireland and ILFC.
16. *
17. Estoppel and Acceptance Certificate (Headlease), dated as of April 12, 2006.
18. Estoppel and Acceptance Certificate, dated as of April 12, 2006.
19. Assignment of Rights (Airframe), dated as of April 12, 2006, between ILFC and *, consented to by The Boeing Company.
20. Assignment of Rights (Engines), dated as of April 12, 2006, between ILFC and *, consented to by CFM International, Inc.
*
A319-100 aircraft bearing serial number 3342
12. Aircraft Lease Agreement, dated as of November 4, 2003, among ILFC Ireland Limited (“ILFC Ireland”), as Lessor, *, as Lessee, and *, as Consenting Party.
13. Aircraft Headlease Agreement, dated as of November 4, 2003, between International Lease Finance Corporation (“ILFC”), as Lessor, and ILFC Ireland, as Lessee.
14. Global Side Letter #1 to Aircraft Lease Agreement, dated as of November 4, 2003, between ILFC Ireland and *.
15. Aircraft Lease Novation and Amendment Agreement, dated as of December 31, 2004, among ILFC Ireland, *, * and *.
16. Global Amendment #1 to Headlease Agreements, dated as of September 21, 2006, between ILFC and ILFC Ireland.
17. Amendment No. 1 to Global Side Letter No. 1, dated as of September 21, 2006, between ILFC Ireland and *.
18. Amendment Number One to Aircraft Lease Agreement, dated as of December 4, 2007, between ILFC Ireland and *.
19. Estoppel and Acceptance Certificate (Headlease) dated as of December 19, 2007.
20. Estoppel and Acceptance Certificate dated as of December 19, 2007.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

21. Assignment of Rights (Airframe), dated as of December 19, 2007, between ILFC and *, consented to by Airbus S.A.S...
22. Assignment Agreement (Engines), dated as of December 19, 2007, among ILFC, *, and *.
A319-100 aircraft bearing serial number 3311
13. Aircraft Lease Agreement, dated as of November 4, 2003, among ILFC Ireland Limited (“ILFC Ireland”), as Lessor, *, as Lessee, and *, as Consenting Party.
14. Aircraft Headlease Agreement, dated as of November 4, 2003, between International Lease Finance Corporation (“ILFC”), as Lessor, and ILFC Ireland, as Lessee.
15. Global Side Letter #1 to Aircraft Lease Agreements, dated as of November 4, 2003, between ILFC Ireland and *.
16. Aircraft Lease Novation and Amendment Agreement, dated as of December 31, 2004, among ILFC Ireland, *, * and *.
17. Amendment No. 1 to Global Side Letter No. 1, dated as of September 21, 2006, between ILFC Ireland and *.
18. Global Amendment #1 to Headlease Agreements, dated as of September 21, 2006, between ILFC and ILFC Ireland.
19. Amendment Number One to Aircraft Lease Agreement, dated as of November 8, 2007, between ILFC Ireland and *.
20. Estoppel and Acceptance Certificate (Headlease) dated as of November 21, 2007.
21. Estoppel and Acceptance Certificate dated as of November 21, 2007.
22. Assignment of Rights (Airframe), dated as of November 21, 2007, between ILFC and *, consented to by Airbus S.A.S..
23. Assignment Agreement (Engines), dated as of November 21, 2007, among ILFC, *, and *.
A319-100 aircraft bearing serial number 3269
1. Aircraft Lease Agreement, dated as of November 4, 2003, among ILFC Ireland Limited (“ILFC Ireland”), as Lessor, *, as Lessee, and *, as Consenting Party.
2. Aircraft Headlease Agreement, dated as of November 4, 2003, between International Lease Finance Corporation (“ILFC”), as Lessor, and ILFC Ireland, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3. Global Side Letter #1 to Aircraft Lease Agreements, dated as of November 4, 2003, between ILFC Ireland and *.
4. Aircraft Lease Novation and Amendment Agreement, dated as of December 31, 2004, among ILFC Ireland, *, * and *.
5. Global Amendment #1 to Headlease Agreements, dated as of September 21, 2006, between ILFC and ILFC Ireland.
6. Amendment No. 1 to Global Side Letter No. 1, dated as of September 21, 2006, between ILFC Ireland and *.
7. Amendment Number One to Aircraft Lease Agreement, dated as of October 1, 2007, between ILFC Ireland and *.
8. Estoppel and Acceptance Certificate (Headlease) dated as of October 15, 2007.
9. Estoppel and Acceptance Certificate dated as of October 15, 2007.
10. Assignment of Rights (Airframe), dated as of October 15, 2007, between ILFC and *, consented to by Airbus S.A.S..
11. Assignment Agreement (Engines), dated as of October 15, 2007, among ILFC, *, and *.
A319-100 aircraft bearing serial number 3258
1. Aircraft Lease Agreement, dated as of November 4, 2003, among ILFC Ireland Limited (“ILFC Ireland”), as Lessor, *, as Lessee, and *, as Consenting Party.
2. Aircraft Headlease Agreement, dated as of November 4, 2003, between International Lease Finance Corporation (“ILFC”), as Lessor, and ILFC Ireland, as Lessee.
3. Global Side Letter #1 to Aircraft Lease Agreements, dated as of November 4, 2003, between ILFC Ireland and *.
4. Aircraft Lease Novation and Amendment Agreement, dated as of December 31, 2004, among ILFC Ireland, *, * and *.
5. Global Amendment #1 to Headlease Agreements, dated as of September 21, 2006, between ILFC and ILFC Ireland.
6. Amendment No. 1 to Global Side Letter No. 1, dated as of September 21, 2006, between ILFC Ireland and *.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7. Letter of Understanding, dated as of October 12, 2006, between International Lease Finance Corporation and *.
8. Amendment Number One to Aircraft Lease Agreement, dated as of October 1, 2007, between ILFC Ireland and *.
9. Estoppel and Acceptance Certificate (Headlease) dated as of October 12, 2007.
10. Estoppel and Acceptance Certificate dated as of October 12, 2007.
11. Assignment of Rights (Airframe), dated as of October 12, 2007, between ILFC and *, consented to by Airbus S.A.S.
12. Assignment Agreement (Engines), dated as of October 12, 2007, among ILFC, *, and *.
A319-100 aircraft bearing serial number 3144
1. Aircraft Lease Agreement, dated as of November 4, 2003, among ILFC Ireland Limited (“ILFC Ireland”), as Lessor, *, as Lessee, and *, as Consenting Party.
2. Aircraft Headlease Agreement, dated as of November 4, 2003, between International Lease Finance Corporation (“ILFC”), as Lessor, and ILFC Ireland, as Lessee.
3. Global Side Letter #1 to Aircraft Lease Agreements, dated as of November 4, 2003, between ILFC Ireland and *.
4. Aircraft Lease Novation and Amendment Agreement, dated as of December 31, 2004, among ILFC Ireland, *, * and *.
5. Global Amendment #1 to Headlease Agreements, dated as of September 21, 2006, between ILFC and ILFC Ireland.
6. Amendment No. 1 to Global Side Letter No. 1, dated as of September 21, 2006, between ILFC Ireland and *.
7. Amendment Number One to Aircraft Lease Agreement, dated as of May 25, 2007, between ILFC Ireland and *.
8. Estoppel and Acceptance Certificate (Headlease) dated as of June 13, 2007.
9. Estoppel and Acceptance Certificate dated as of June 13, 2007.
10. Assignment of Rights (Airframe), dated as of June 13, 2007, between ILFC and *, consented to by Airbus S.A.S.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

11. Assignment Agreement (Engines), dated as of June 13, 2007, among ILFC, *, and *.
A319-100 aircraft bearing serial number 3020
1. Aircraft Lease Agreement, dated as of November 4, 2003, among ILFC Ireland Limited (“ILFC Ireland”), as Lessor, *, as Lessee, and *, as Consenting Party.
2. Aircraft Headlease Agreement, dated as of November 4, 2003, between International Lease Finance Corporation (“ILFC”), as Lessor, and ILFC Ireland, as Lessee.
3. Global Side Letter #1 to Aircraft Lease Agreements, dated as of November 4, 2003, between ILFC Ireland and *.
4. Aircraft Lease Novation and Amendment Agreement, dated as of December 31, 2004, among ILFC Ireland, *, * and *.
5. Amendment Number One to Aircraft Lease Agreement, dated as of January 19, 2007, between ILFC Ireland and *.
6. Global Amendment #1 to Headlease Agreements, dated as of September 21, 2006, between ILFC and ILFC Ireland.
7. Amendment No. 1 to Global Side Letter No. 1, dated as of September 21, 2006, between ILFC Ireland and *.
8. Estoppel and Acceptance Certificate (Headlease) dated as of February 5, 2007.
9. Estoppel and Acceptance Certificate dated as of February 5, 2007.
10. Assignment of Rights (Airframe), dated as of February 5, 2007, between ILFC and *, consented to by Airbus S.A.S.
11. Assignment Agreement (Engines), dated as of February 5, 2007, among ILFC, *, and *.
A319-100 aircraft bearing serial number 2969
1. Aircraft Lease Agreement, dated as of November 4, 2003, among ILFC Ireland Limited (“ILFC Ireland”), as Lessor, *, as Lessee, and *, as Consenting Party.
2. Aircraft Headlease Agreement, dated as of November 4, 2003, between International Lease Finance Corporation (“ILFC”), as Lessor, and ILFC Ireland, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3. Global Side Letter #1 to Aircraft Lease Agreements, dated as of November 4, 2003, between ILFC Ireland and *.
4. Aircraft Lease Novation and Amendment Agreement, dated as of December 31, 2004, among ILFC Ireland, *, * and *.
5. Amendment Number One to Aircraft Lease Agreement, dated as of December 5, 2006, between ILFC Ireland and *.
6. Global Amendment #1 to Headlease Agreements, dated as of September 21, 2006, between ILFC and ILFC Ireland.
7. Amendment No. 1 to Global Side Letter No. 1, dated as of September 21, 2006, between ILFC Ireland and *.
8. Estoppel and Acceptance Certificate dated as of December 15, 2006.
9. Assignment of Rights (Airframe), dated as of December 15, 2006, between ILFC and *, consented to by Airbus S.A.S.
10. Assignment Agreement (Engines), dated as of December 15, 2006, among ILFC, *, and *.
A319-100 aircraft bearing serial number 2948
1. Aircraft Lease Agreement, dated as of November 4, 2003, among ILFC Ireland Limited (“ILFC Ireland”), as Lessor, *, as Lessee, and *, as Consenting Party.
2. Aircraft Headlease Agreement, dated as of November 4, 2003, between International Lease Finance Corporation (“ILFC”), as Lessor, and ILFC Ireland, as Lessee.
3. Global Side Letter #1 to Aircraft Lease Agreements, dated as of November 4, 2003, between ILFC Ireland and *.
4. Aircraft Lease Novation and Amendment Agreement, dated as of December 31, 2004, among ILFC Ireland, *, * and *.
5. Amendment Number One to Aircraft Lease Agreement, dated as of November 8, 2006, between ILFC Ireland and *.
6. Global Amendment #1 to Headlease Agreements, dated as of September 21, 2006, between ILFC and ILFC Ireland.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7. Amendment No. 1 to Global Side Letter No. 1, dated as of September 21, 2006, between ILFC Ireland and *.
8. Estoppel and Acceptance Certificate (Headlease) dated as of December 6, 2006.
9. Estoppel and Acceptance Certificate dated as of December 6, 2006.
10. Assignment of Rights (Airframe), dated as of December 6, 2006, between ILFC and *, consented to by Airbus S.A.S.
11. Assignment Agreement (Engines), dated as of December 6, 2006, among ILFC, *, and *.
A319-100 aircraft bearing serial number 2940
1. Aircraft Lease Agreement, dated as of November 4, 2003, among ILFC Ireland Limited (“ILFC Ireland”), as Lessor, *, as Lessee, and *, as Consenting Party.
2. Aircraft Headlease Agreement, dated as of November 4, 2003, between International Lease Finance Corporation (“ILFC”), as Lessor, and ILFC Ireland, as Lessee.
3. Global Side Letter #1 to Aircraft Lease Agreements, dated as of November 4, 2003, between ILFC Ireland and *.
4. Aircraft Lease Novation and Amendment Agreement, dated as of December 31, 2004, among ILFC Ireland, *, * and *.
5. Amendment Number One to Aircraft Lease Agreement, dated as of September 29, 2006, between ILFC Ireland and *.
6. Global Amendment #1 to Headlease Agreements, dated as of September 21, 2006, between ILFC and ILFC Ireland.
7. Amendment No. 1 to Global Side Letter No. 1, dated as of September 21, 2006, between ILFC Ireland and *.
8. Estoppel and Acceptance Certificate (Headlease) dated as of October 17, 2006.
9. Estoppel and Acceptance Certificate dated as of October 17, 2006.
10. Assignment of Rights (Airframe), dated as of October 17, 2006, between ILFC and *, consented to by Airbus S.A.S.
11. Assignment Agreement (Engines), dated as of October 17, 2006, among ILFC, *, and *.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

A319-100 aircraft bearing serial number 2901
1. Aircraft Lease Agreement, dated as of November 4, 2003, among ILFC Ireland Limited (“ILFC Ireland”), as Lessor, *, as Lessee, and *, as Consenting Party.
2. Aircraft Headlease Agreement, dated as of November 4, 2003, between International Lease Finance Corporation (“ILFC”), as Lessor, and ILFC Ireland, as Lessee.
3. Global Side Letter #1 to Aircraft Lease Agreements, dated as of November 4, 2003, between ILFC Ireland and *.
4. Aircraft Lease Novation and Amendment Agreement, dated as of December 31, 2004, among ILFC Ireland, *, * and *.
5. Amendment Number One to Aircraft Lease Agreement, dated as of September 29, 2006, between ILFC Ireland and *.
6. Global Amendment #1 to Headlease Agreements, dated as of September 21, 2006, between ILFC and ILFC Ireland.
7. Amendment No. 1 to Global Side Letter No. 1, dated as of September 21, 2006, between ILFC Ireland and *.
8. Estoppel and Acceptance Certificate (Headlease) dated as of October 17, 2006.
9. Estoppel and Acceptance Certificate dated as of October 17, 2006.
10. Assignment of Rights (Airframe), dated as of October 17, 2006, between ILFC and *, consented to by Airbus S.A.S.
11. Assignment Agreement (Engines), dated as of October 17, 2006, among ILFC, *, and *.
A319-100 aircraft bearing serial number 2815
1. Aircraft Lease Agreement, dated as of November 4, 2003, among ILFC Ireland Limited (“ILFC Ireland”), as Lessor, *, as Lessee, and *, as Consenting Party.
2. Aircraft Headlease Agreement, dated as of November 4, 2003, between International Lease Finance Corporation (“ILFC”), as Lessor, and ILFC Ireland, as Lessee.
3. Global Side Letter #1 to Aircraft Lease Agreements, dated as of November 4, 2003, between ILFC Ireland and *.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4. Aircraft Lease Novation and Amendment Agreement, dated as of December 31, 2004, among ILFC Ireland, *, * and *.
5. Amendment Number One to Aircraft Lease Agreement, dated as of June 21, 2006, between ILFC Ireland and *.
6. Global Amendment #1 to Headlease Agreements, dated as of September 21, 2006, between ILFC and ILFC Ireland.
7. Amendment No. 1 to Global Side Letter No. 1, dated as of September 21, 2006, between ILFC Ireland and *.
8. Estoppel and Acceptance Certificate (Headlease) dated as of June 30, 2006.
9. Estoppel and Acceptance Certificate dated as of June 30, 2006.
10. Assignment of Rights (Airframe), dated as of June 30, 2006, between ILFC and *, consented to by Airbus, S.A.S.
11. Assignment Agreement (Engines), dated as of June 30, 2006, among ILFC, *, and *.
A319-100 aircraft bearing serial number 2667
1. Aircraft Lease Agreement, dated as of November 4, 2003, among ILFC Ireland Limited (“ILFC Ireland”), as Lessor, *, as Lessee, and *, as Consenting Party.
2. Aircraft Headlease Agreement, dated as of November 4, 2003, between International Lease Finance Corporation (“ILFC”), as Lessor, and ILFC Ireland, as Lessee.
3. Global Side Letter #1 to Aircraft Lease Agreements, dated as of November 4, 2003, between ILFC Ireland and *.
4. Amendment No. 1, does not exist.
5. Aircraft Lease Novation and Amendment Agreement, dated as of December 31, 2004, among ILFC Ireland, *, * and *.
6. Amendment #1 to Aircraft Headlease Agreement, dated as of January 18, 2006, between ILFC and ILFC Ireland.
7. Amendment #2 to Aircraft Lease Agreement, dated as of January 18, 2006, between ILFC Ireland and *.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

8. Amendment Number Three to Aircraft Lease Agreement, dated as of January 18, 2006, between ILFC Ireland and *.
9. Amendment No. 1 to Global Side Letter No. 1, dated as of September 21, 2006, between ILFC Ireland and *.
10. Estoppel and Acceptance Certificate (Headlease) dated as of January 26, 2006.
11. Estoppel and Acceptance Certificate dated as of January 26, 2006.
12. Assignment of Rights (Airframe), dated as of January 26, 2006, between ILFC and *, consented to by AVSA, S.A.R.L.
13. Assignment Agreement (Engines), dated as of January 26, 2006, among ILFC, *, and *.
A319-100 aircraft bearing serial number 2579
1. Aircraft Lease Agreement, dated as of November 4, 2003, among ILFC Ireland Limited (“ILFC Ireland”), as Lessor, *, as Lessee, and *, as Consenting Party.
2. Aircraft Headlease Agreement, dated as of November 4, 2003, between International Lease Finance Corporation (“ILFC”), as Lessor, and ILFC Ireland, as Lessee.
3. Global Side Letter #1 to Aircraft Lease Agreements, dated as of November 4, 2003, between ILFC Ireland and *.
4. Amendment No. 1 to Aircraft Lease Agreement, dated as of November 10, 2004, between ILFC Ireland and *.
5. Aircraft Lease Novation and Amendment Agreement, dated as of December 31, 2004, among ILFC Ireland, *, * and *.
6. Amendment Number Two to Aircraft Lease Agreement, dated as of November 28, 2005, between ILFC Ireland and *.
7. Global Amendment #1 to Headlease Agreements, dated as of September 21, 2006, between ILFC and ILFC Ireland.
8. Amendment No. 1 to Global Side Letter No. 1, dated as of September 21, 2006, between ILFC Ireland and *.
9. Estoppel and Acceptance Certificate (Headlease) dated as of October 17, 2005.
10. Estoppel and Acceptance Certificate dated as of October 17, 2005.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

11. Assignment of Rights (Airframe), dated as of October 17, 2005, between ILFC and *, consented to by AVSA, S.A.R.L.
24. Assignment Agreement (Engines), dated as of October 17, 2005, among ILFC, *, and *.
A319-100 aircraft bearing serial number 2574
1. Aircraft Lease Agreement, dated as of November 4, 2003, among ILFC Ireland Limited (“ILFC Ireland”), as Lessor, *, as Lessee, and *, as Consenting Party.
2. Aircraft Headlease Agreement, dated as of November 4, 2003, between International Lease Finance Corporation (“ILFC”), as Lessor, and ILFC Ireland, as Lessee.
3. Global Side Letter #1 to Aircraft Lease Agreements, dated as of November 4, 2003, between ILFC Ireland and *.
4. Aircraft Lease Novation and Amendment Agreement, dated as of December 31, 2004, among ILFC Ireland, *, * and *.
5. Amendment Number One to Aircraft Lease Agreement, dated as of November 28, 2005, between ILFC Ireland and *.
6. Global Amendment #1 to Headlease Agreements, dated as of September 21, 2006, between ILFC and ILFC Ireland.
7. Amendment No. 1 to Global Side Letter No. 1, dated as of September 21, 2006, between ILFC Ireland and *.
8. Estoppel and Acceptance Certificate (Headlease) dated as of October 12, 2005.
9. Estoppel and Acceptance Certificate dated as of October 12, 2005.
10. Assignment of Rights (Airframe), dated as of October 12, 2005, between ILFC and *, consented to by AVSA, S.A.R.L.
11. Assignment Agreement (Engines), dated as of October 12, 2005, among ILFC, *, and *.
A319-100 aircraft bearing serial number 2505
1. Aircraft Lease Agreement, dated as of November 4, 2003, among ILFC Ireland Limited (“ILFC Ireland”), as Lessor, *, as Lessee, and *, as Consenting Party.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2. Aircraft Headlease Agreement, dated as of November 4, 2003, between International Lease Finance Corporation (“ILFC”), as Lessor, and ILFC Ireland, as Lessee.
3. Global Side Letter #1 to Aircraft Lease Agreements, dated as of November 4, 2003, between ILFC Ireland and *.
4. Amendment No. 1 to Aircraft Lease Agreement, dated as of November 10, 2004, between ILFC Ireland and *.
5. Aircraft Lease Novation and Amendment Agreement, dated as of December 31, 2004, among ILFC Ireland, *, * and *.
6. Amendment Number Two to Aircraft Lease Agreement, dated as of November 28, 2005, between ILFC Ireland and *.
7. Global Amendment #1 to Headlease Agreements, dated as of September 21, 2006, between ILFC and ILFC Ireland.
8. Amendment No. 1 to Global Side Letter No. 1, dated as of September 21, 2006, between ILFC Ireland and *.
9. Estoppel and Acceptance Certificate (Headlease) dated as of July 11, 2005.
10. Estoppel and Acceptance Certificate dated as of July 11, 2005.
11. Assignment of Rights (Airframe), dated as of July 11, 2005, between ILFC and *, consented to by AVSA, S.A.R.L.
12. Assignment Agreement (Engines), dated as of July 11, 2005, among ILFC, *, and *.
A319-100 aircraft bearing serial number 2426
1. Aircraft Lease Agreement, dated as of November 4, 2003, among ILFC Ireland Limited (“ILFC Ireland”), as Lessor, *, as Lessee, and *, as Consenting Party.
2. Aircraft Headlease Agreement, dated as of November 4, 2003, between International Lease Finance Corporation (“ILFC”), as Lessor, and ILFC Ireland, as Lessee.
3. Global Side Letter #1 to Aircraft Lease Agreements, dated as of November 4, 2003, between ILFC Ireland and *.
4. Aircraft Lease Novation and Amendment Agreement, dated as of December 31, 2004, among ILFC Ireland, *, * and *.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5. Amendment Number #1 to Aircraft Lease Agreement, dated as of November 28, 2005, between ILFC Ireland and *.
6. Global Amendment #1 to Headlease Agreements, dated as of September 21, 2006, between ILFC and ILFC Ireland.
7. Amendment No. 1 to Global Side Letter No. 1, dated as of September 21, 2006, between ILFC Ireland and *.
8. Estoppel and Acceptance Certificate (Headlease) dated as of March 30, 2005.
9. Estoppel and Acceptance Certificate dated as of March 30, 2005.
10. Assignment of Rights (Airframe), dated as of March 30, 2005, between ILFC and *, consented to by AVSA, S.A.R.L.
11. Assignment Agreement (Engines), dated as of March 30, 2005, among ILFC, *, and *.
A319-100 aircraft bearing serial number 2435
1. Aircraft Lease Agreement, dated as of November 4, 2003, among ILFC Ireland Limited (“ILFC Ireland”), as Lessor, *, as Lessee, and *, as Consenting Party.
2. Aircraft Headlease Agreement, dated as of November 4, 2003, between International Lease Finance Corporation (“ILFC”), as Lessor, and ILFC Ireland, as Lessee.
3. Global Side Letter #1 to Aircraft Lease Agreements, dated as of November 4, 2003, between ILFC Ireland and *.
4. Amendment No. 1 to Aircraft Lease Agreement, dated as of November 10, 2004, between ILFC Ireland and *.
5. Aircraft Lease Novation and Amendment Agreement, dated as of December 31, 2004, among ILFC Ireland, *, * and *.
6. Amendment Number Two to Aircraft Lease Agreement, dated as of November 28, 2005, between ILFC Ireland and *.
7. Global Amendment #1 to Headlease Agreements, dated as of September 21, 2006, between ILFC and ILFC Ireland.
8. Amendment No. 1 to Global Side Letter No. 1, dated as of September 21, 2006, between ILFC Ireland and *.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

9. Estoppel and Acceptance Certificate (Headlease) dated as of March 30, 2005.
10. Estoppel and Acceptance Certificate dated as of March 30, 2005.
11. Assignment of Rights (Airframe), dated as of March 30, 2005, between ILFC and *, consented to by AVSA, S.A.R.L.
12. Assignment Agreement (Engines), dated as of March 30, 2005, among ILFC, *, and *.
A319-100 aircraft bearing serial number 2408
1. Aircraft Lease Agreement, dated as of November 4, 2003, among ILFC Ireland Limited (“ILFC Ireland”), as Lessor, *, as Lessee, and *, as Consenting Party.
2. Aircraft Headlease Agreement, dated as of November 4, 2003, between International Lease Finance Corporation (“ILFC”), as Lessor, and ILFC Ireland, as Lessee.
3. Global Side Letter #1 to Aircraft Lease Agreements, dated as of November 4, 2003, between ILFC Ireland and *.
4. Amendment No. 1 to Aircraft Lease Agreement, dated as of November 1, 2004, between ILFC Ireland and *.
5. Aircraft Lease Novation and Amendment Agreement, dated as of December 31, 2004, among ILFC Ireland, *, * and *.
6. Amendment Number Two to Aircraft Lease Agreement, dated as of November 28, 2005, between ILFC Ireland and *.
7. Global Amendment #1 to Headlease Agreements, dated as of September 21, 2006, between ILFC and ILFC Ireland.
8. Amendment No. 1 to Global Side Letter No. 1, dated as of September 21, 2006, between ILFC Ireland and *.
9. Estoppel and Acceptance Certificate (Headlease) dated as of March 9, 2005.
10. Estoppel and Acceptance Certificate dated as of March 9, 2005.
11. Assignment of Rights (Airframe), dated as of March 9, 2005, between ILFC and *, consented to by AVSA, S.A.R.L.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

12. Assignment Agreement (Engines), dated as of March 9, 2005, among ILFC, *, and *.
A319-100 aircraft bearing serial number 2371
1. Aircraft Lease Agreement, dated as of November 4, 2003, among ILFC Ireland Limited (“ILFC Ireland”), as Lessor, *, as Lessee, and *, as Consenting Party.
2. Aircraft Headlease Agreement, dated as of November 4, 2003, between International Lease Finance Corporation (“ILFC”), as Lessor, and ILFC Ireland, as Lessee.
3. Global Side Letter #1 to Aircraft Lease Agreements, dated as of November 4, 2003, between ILFC Ireland and *.
4. Aircraft Lease Novation and Amendment Agreement, dated as of December 31, 2004, among ILFC Ireland, *, * and *.
5. Amendment Number One to Aircraft Lease Agreement, dated as of November 28, 2005, between ILFC Ireland and *.
6. Global Amendment #1 to Headlease Agreements, dated as of September 21, 2006, between ILFC and ILFC Ireland.
7. Amendment No. 1 to Global Side Letter No. 1, dated as of September 21, 2006, between ILFC Ireland and *.
8. Estoppel and Acceptance Certificate (Headlease) dated as of January 21, 2005.
9. Estoppel and Acceptance Certificate dated as of January 21, 2005.
10. Assignment of Rights (Airframe), dated as of January 21, 2005, between ILFC and *, consented to by AVSA, S.A.R.L.
11. Assignment of Rights (Engines) Assignment Agreement, dated as of January 21, 2005, among ILFC, *, and *.
*
B737-800 aircraft bearing serial number 30725
1. Aircraft Lease Agreement, dated as of April 8, 2007, among ILFC Ireland Limited (“ILFC Ireland”), as Lessor, * and *, each as Lessee, and *, as Consenting Party.
2. Aircraft Headlease Agreement, dated as of April 8, 2007, between ILFC Ireland, as Lessee, and International Lease Finance Corporation (“ILFC”), as Lessor.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3. Side Letter No. 1 to Aircraft Lease Agreement, dated as of April 8, 2007, among ILFC Ireland, *, and *.
4. Estoppel and Acceptance Certificate dated as of June 15, 2007. (Headlease)
5. Estoppel and Acceptance Certificate dated as of June 15, 2007. (Lease)
6. Assignment of Rights (Airframe), dated as of June 15, 2007, between ILFC and *, consented to by The Boeing Company.
7. Assignment of Warranties (Engines), dated as of June 15, 2007, between ILFC and *.
B737-800 aircraft bearing serial number 30711
1. Aircraft Lease Agreement, dated as of December 26, 2006, among ILFC Ireland Limited (“ILFC Ireland”), as Lessor, *, each as Lessee, and *, as Consenting Party.
2. Aircraft Headlease Agreement, dated as of December 26, 2006, between ILFC Ireland, as Lessee, and International Lease Finance Corporation (“ILFC”), as Lessor.
3. Side Letter No. 1 to Aircraft Lease Agreement, dated as of December 26, 2006, among ILFC Ireland, *, and *.
4. Amendment No. 1 to Aircraft Lease Agreement, dated as of January 24, 2007, between ILFC Ireland and *.
5. Amendment #1 to Side Letter No. 1 to Aircraft Lease Agreement, dated as of April 8, 2007, between ILFC Ireland, *, and *.
6. Estoppel and Acceptance Certificate dated as of January 24, 2007. (Headlease)
7. Estoppel and Acceptance Certificate dated as of January 24, 2007. (Lease)
8. Assignment of Rights (Airframe), dated as of January 24, 2007, between ILFC and *, consented to by The Boeing Company.
9. Assignment of Warranties (Engines), dated as of January 24, 2007, between ILFC and *.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

*
A320-200 aircraft bearing serial number 3123
1. Aircraft Lease Agreement, dated as of June 29, 2006, between International Lease Finance Corporation, as Lessor (“ILFC”), and *, as Lessee
2. Estoppel and Acceptance Certificate dated as of May 24, 2007
3. Assignment of Rights (Airframe), dated as of May 24, 2007, between ILFC and *, consented to Airbus S.A.S.
4. Assignment of Rights (Engines) Assignment of Warranties, dated as of May 24, 2007, between ILFC and *
*
A319-100 aircraft bearing serial number 3463
1. Aircraft Lease Agreement, dated as of April 20, 2007, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee.
2. Side Letter #1 to Aircraft Lease Agreement, dated as of June 14, 2009, between ILFC and *.
3. Estoppel and Acceptance Certificate dated as of April 18, 2008.
4. Assignment of Rights (Airframe), dated as of April 18, 2008, between ILFC and *, consented to by Airbus S.A.S.
5. Assignment Agreement (Engines), dated as of April 18, 2008, between ILFC and *, consented to by IAE International Aero Engines AG.
*
B777-300ER aircraft bearing serial number 32714
1. Aircraft Lease Agreement, dated as of June 16, 2003, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee
2. Letter Agreement re: Execution of Leases, dated as of June 16, 2003, between ILFC and *
3. Global Side Letter #1 to Aircraft Lease Agreements, dated as of June 16, 2003, between ILFC and *
4. Amendment No.1 to Aircraft Lease Agreement, dated as of June 8, 2007, between ILFC and *
5. *

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

6. Estoppel and Acceptance Certificate dated as of June 29, 2007
7. Assignment of Rights (Airframe), dated as of June 29, 2007, between ILFC and *, consented to by The Boeing Company
8. Assignment of Warranties (Engines), dated as of June 29, 2007, between ILFC and *
B777-300ER aircraft bearing serial number 32713
1. Aircraft Lease Agreement, dated as of June 16, 2003, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee
2. Letter Agreement re: Execution of Leases, dated as of June 16, 2003, between ILFC and *
3. Global Side Letter #1 to Aircraft Lease Agreements, dated as of June 16, 2003, between ILFC and *
4. Amendment #1 to Aircraft Lease Agreement, dated as of April 24, 2007, between ILFC and *
5. *
6. Estoppel and Acceptance Certificate dated as of April 24, 2007
7. Assignment of Rights (Airframe), dated as of April 24, 2007, between ILFC and *, consented to by The Boeing Company
8. Assignment of Warranties (Engines), dated as of April 24, 2007, between ILFC and *
B777-300ER aircraft bearing serial number 32729
1. Aircraft Lease Agreement, dated as of June 16, 2003, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee
2. Letter Agreement re: Execution of Leases, dated as of June 16, 2003, between ILFC and *
3. Global Side Letter #1 to Aircraft Lease Agreements, dated as of June 16, 2003, between ILFC and *
4. Amendment #1 to Aircraft Lease Agreement, dated as of March 15, 2007, between ILFC and *

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5. *
6. Estoppel and Acceptance Certificate dated as of March 15, 2007
7. Assignment of Rights (Airframe), dated as of March 15, 2007, between ILFC and *, consented to by The Boeing Company
8. Assignment of Warranties (Engines), dated as of March 15, 2007, between ILFC and *
B777-300ER aircraft bearing serial number 32728
1. Aircraft Lease Agreement, dated as of June 16, 2003, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee
2. Letter Agreement re: Execution of Leases, dated as of June 16, 2003, between ILFC and *
3. Global Side Letter #1 to Aircraft Lease Agreements, dated as of June 16, 2003, between ILFC and *
4. Amendment #1 to Aircraft Lease Agreement, dated as of October 2, 2006, between ILFC and *
5. *
6. Estoppel and Acceptance Certificate dated as of October 30, 2006
7. Assignment of Rights (Airframe), dated as of October 30, 2006, between ILFC and *, consented to by The Boeing Company
8. Assignment of Warranties (Engines), dated as of October 30, 2006, between ILFC and *
B777-300ER aircraft bearing serial number 32730
1. Aircraft Lease Agreement, dated as of June 16, 2003, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee
2. Letter Agreement re: Execution of Leases, dated as of June 16, 2003, between ILFC and *
3. Global Side Letter #1 to Aircraft Lease Agreements, dated as of June 16, 2003, between ILFC and *

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4. Amendment No. 1 to Aircraft Lease Agreement, dated as of January 15, 2006, between ILFC and *
5. Amendment No. 2 to Aircraft Lease Agreement, dated as of August 28, 2006, between ILFC and *
6. *
7. Estoppel and Acceptance Certificate dated as of September 28, 2006
8. Assignment of Rights (Airframe), dated as of September 28, 2006, between ILFC and *, consented to by The Boeing Company
9. Assignment of Rights (Engines), dated as of September 28, 2006, between ILFC and *
B777-300ER aircraft bearing serial number 32715
1. Aircraft Lease Agreement, dated as of June 16, 2003, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee
2. Letter Agreement re: Execution of Leases, dated as of June 16, 2003, between ILFC and *
3. Global Side Letter #1 to Aircraft Lease Agreements, dated as of June 16, 2003, between ILFC and *
4. Amendment Number One to Aircraft Lease Agreement, dated as of February 5, 2005, between ILFC and *
5. Amendment No. 2 to Aircraft Lease Agreement, dated as of January 15, 2006, between ILFC and *
6. Amendment No. 3 to Aircraft Lease Agreement, dated as of August 28, 2006, between ILFC and *
7. *
8. Estoppel and Acceptance Certificate dated as of September 21, 2006
9. Assignment of Rights (Airframe), dated as of September 21, 2006, between ILFC and *, consented to by The Boeing Company
10. Assignment of Rights (Engines), dated as of September 21, 2006, between ILFC and *

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

B777-300ER aircraft bearing serial number 32710
1. Aircraft Lease Agreement, dated as of June 16, 2003, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee
2. Letter Agreement re: Execution of Leases, dated as of June 16, 2003, between ILFC and *
3. Global Side Letter #1 to Aircraft Lease Agreements, dated as of June 16, 2003, between ILFC and *
4. Amendment No. 1 to Aircraft Lease Agreement, dated as of July 30, 2006, between ILFC and *
5. *
6. Estoppel and Acceptance Certificate dated as of June 9, 2006
7. Assignment of Rights (Airframe), dated as of June 9, 2006, between ILFC and *, consented to by The Boeing Company
8. Assignment of Rights (Engines), dated as of June 9, 2006, between ILFC and *
B777-300ER aircraft bearing serial number 32709
1. Aircraft Lease Agreement, dated as of June 16, 2003, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee
2. Letter Agreement re: Execution of Leases, dated as of June 16, 2003, between ILFC and *
3. Global Side Letter #1 to Aircraft Lease Agreements, dated as of June 16, 2003, between ILFC and *
4. Amendment No. 1 to Aircraft Lease Agreement, dated as of January 15, 2006, between ILFC and *
5. Amendment No. 2 to Aircraft Lease Agreement, dated as of February 1, 2006, between ILFC and * (superseded by Amendment No. 3 below)
6. Amendment No. 3 to Aircraft Lease Agreement, dated as of July 30, 2006, between ILFC and *
7. *
8. Estoppel and Acceptance Certificate dated as of February 22, 2006

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

9. Assignment of Rights (Airframe), dated as of February 22, 2006, between ILFC and *, consented to by The Boeing Company
10. Assignment of Rights (Engines), dated as of February 22, 2006, between ILFC and *
B777-300ER aircraft bearing serial number 32707
1. Aircraft Lease Agreement, dated as of June 16, 2003, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee
2. Letter Agreement re: Execution of Leases, dated as of June 16, 2003, between ILFC and *
3. Global Side Letter #1 to Aircraft Lease Agreements, dated as of June 16, 2003, between ILFC and *
4. Amendment Number One to Aircraft Lease Agreement, dated as of February 5, 2005, between ILFC and *
5. Amendment No. 2 to Aircraft Lease Agreement, dated as of January 24, 2006, between ILFC and * (superseded by Amendment No. 3 below)
6. Amendment No. 3 to Aircraft Lease Agreement, dated as of July 30, 2006, between ILFC and *
7. *
8. Estoppel and Acceptance Certificate dated as of November 30, 2005
9. Assignment of Rights (Airframe), dated as of November 30, 2005, between ILFC and *, consented to by The Boeing Company
10. Assignment of Rights (Engines), dated as of November 30, 2005, between ILFC and *
B777-300ER aircraft bearing serial number 32708
1. Aircraft Lease Agreement, dated as of June 16, 2003, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee
2. Letter Agreement re: Execution of Leases, dated as of June 16, 2003, between ILFC and *

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3. Global Side Letter #1 to Aircraft Lease Agreements, dated as of June 16, 2003, between ILFC and *
4. Amendment No. 1 to Aircraft Lease Agreement, dated as of January 24, 2006, between ILFC and * (superseded by Amendment No. 2 below)
5. Amendment No. 2 to Aircraft Lease Agreement, dated as of July 30, 2006, between ILFC and *
6. *
7. Estoppel and Acceptance Certificate dated as of November 2, 2005
8. Assignment of Rights (Airframe), dated as of November 2, 2005, between ILFC and *, consented to by The Boeing Company
9. Assignment of Rights (Engines), dated as of November 2, 2005, between ILFC and *
B777-300ER aircraft bearing serial number 32706
1. Aircraft Lease Agreement, dated as of June 16, 2003, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee
2. Letter Agreement re: Execution of Leases, dated as of June 16, 2003, between ILFC and *
3. Global Side Letter #1 to Aircraft Lease Agreements, dated as of June 16, 2003, between ILFC and *
4. Amendment No. 1 to Aircraft Lease Agreement, dated as of January 24, 2006, between ILFC and * (superseded by Amendment No. 2 below)
5. Amendment No. 2 to Aircraft Lease Agreement, dated as of July 30, 2006, between ILFC and *
6. *
7. Estoppel and Acceptance Certificate dated as of March 25, 2005
8. Assignment of Rights (Airframe), dated as of March 25, 2005, between ILFC and *, consented to by The Boeing Company
9. Assignment of Rights (Engines), dated as of March 25, 2005, between ILFC and *

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

*
A319-100 aircraft bearing serial number 2448
1. Aircraft Lease Agreement, dated as of December 5, 2003, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee.
2. Confidentiality Agreement, dated as of September ___, 2003, between ILFC and *.
3. Letter Agreement No. 1 to Aircraft Lease Agreement, dated as of December 5, 2003, between ILFC and *.
4. Letter Agreement Re A319-111 Aircraft Manuals, dated as of December 5, 2003, between ILFC and *.
5. Amendment No. 1 to Aircraft Lease Agreement, dated as of February 25, 2005, between ILFC and *.
6. Agreement Regarding Installation of Leased Equipment, Purchased Equipment and Provisions, dated as of April 11, 2005, between ILFC, *and *.
7. Estoppel and Acceptance Certificate dated as of April 25, 2005.
8. Assignment of Rights (Airframe), dated as of April 25, 2005, between ILFC and *consented to by Airbus S.A.S.
9. Assignment of Warranties (Engines), dated as of April 25, 2005, between ILFC and *, consented to by CFM International, Inc.
A319-100 aircraft bearing serial number 2406
1. Aircraft Lease Agreement, dated as of December 5, 2003, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee.
2. Confidentiality Agreement, dated as of September ___, 2003, between ILFC and *.
3. Letter Agreement No. 1 to Aircraft Lease Agreement, dated as of December 5, 2003, between ILFC and *.
4. Letter Agreement Re A319-111 Aircraft Manuals, dated as of December 5, 2003, between ILFC and *.
5. Amendment No. 1 to Aircraft Lease Agreement, dated as of February 25, 2005, between ILFC and *.
6. Agreement Regarding Installation of Leased Equipment, Purchased Equipment and Provisions, dated as of February 28, 2005, between ILFC, *and *.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7. Estoppel and Acceptance Certificate dated as of March 1, 2005.
8. Assignment of Rights (Airframe), dated as of March 1, 2005, between ILFC and *, consented to by Airbus S.A.S.
9. Assignment of Warranties (Engines), dated as of March 1, 2005, between ILFC and *, consented to by CFM International, Inc.
*
A330-200 aircraft bearing serial number 906
10. Aircraft Lease Agreement, dated as of August 28, 2006, between IlFC Ireland (“ILFC”), as Lessor, and *, as Lessee.
11. Side Letter #1 to Aircraft Lease Agreement, dated as of August 28, 2006, between ILFC and *.
12. Side Letter #2 to Aircraft Lease Agreement, dated as of March 26, 2007, between ILFC and *.
13. Amendment #1 to Aircraft Lease Agreement, dated as of March 6, 2007, between ILFC and *.
14. Global Letter Agreement #1 Re: A330-200 Aircraft Manuals, dated as of March 29, 2007.
15. Amendment #2 to Aircraft Lease Agreement, dated as of March 9, 2008.
16. Estoppel and Acceptance Certificate dated as of March 11, 2008.
17. Assignment of Rights (Airframe), dated as of March 11, 2008, between ILFC and *, consented to by Airbus S.A.S.
18. Assignment of Rights (Engines), dated as of March 11, 2008, between ILFC and *, consented to by Rolls Royce plc.
*
A330-200 aircraft bearing serial number 807
1. Aircraft Lease Agreement, dated as of July 12, 2005, between ILFC Ireland Limited (“ILFC Ireland”), as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2. Aircraft Headlease Agreement, dated as of July 12, 2005, between International Lease Finance Corporation (“ILFC”), as Lessor, and ILFC Ireland, as Lessee.
3. Side Letter #1 to Aircraft Lease Agreement, dated as of July 12, 2005, between ILFC Ireland and *.
4. Side Letter #2 to Aircraft Lease Agreement, dated as of October 26, 2005, between ILFC Ireland and *.
5. Amendment No. 1 to Aircraft Lease Agreement, dated as of January 12, 2007, between ILFC Ireland and *.
6. Amendment #2 to Aircraft Lease Agreement, dated as of August 22, 2009, between ILFC Ireland and *.
7. Estoppel and Acceptance Certificate (Headlease) dated as of January 12, 2007.
8. Estoppel and Acceptance Certificate dated as of January 12, 2007.
9. Assignment of Rights (Airframe), dated as of January 12, 2007, between ILFC and *, consented to by Airbus S.A.S.
10. Tripartite Warranty Agreement (Engines), dated as of January 12, 2007, among ILFC, *, and *.
A330-200 aircraft bearing serial number 751
1. Aircraft Lease Agreement, dated as of July 12, 2005, between ILFC Ireland Limited (“ILFC Ireland”), as Lessor, and *, as Lessee.
2. Aircraft Headlease Agreement, dated as of July 12, 2005, between International Lease Finance Corporation (“ILFC”), as Lessor, and ILFC Ireland, as Lessee.
3. Side Letter #1 to Aircraft Lease Agreement, dated as of July 12, 2005, between ILFC Ireland and *.
4. Side Letter #2 to Aircraft Lease Agreement, dated as of October 26, 2005, between ILFC Ireland and *.
5. Amendment No. 1 to Aircraft Lease Agreement, dated as of May 31, 2006, between ILFC Ireland and *.
6. Amendment #2 to Aircraft Lease Agreement, dated as of August 22, 2009, between ILFC Ireland and *.
7. Estoppel and Acceptance Certificate (Headlease) dated as of May 31, 2006.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

8. Estoppel and Acceptance Certificate dated as of May 31, 2006.
9. Assignment of Rights (Airframe), dated as of May 31, 2006, between ILFC and *, consented to by Airbus S.A.S.
10. Tripartite Warranty Agreement (Engines), dated as of May 31, 2006, among ILFC, *, and Rolls-Royce plc.
B737-800 aircraft bearing serial number 35289
1. Aircraft Lease Agreement, dated as of November 20, 2007, between ILFC Ireland Limited (“ILFC Ireland”), as Lessor, and *, as Lessee.
2. Aircraft Headlease Agreement, dated as of November 20, 2007, between International Lease Finance Corporation (“ILFC”), as Headlessor, and ILFC Ireland, as Headlessee.
3. Amendment #1 to Aircraft Lease Agreement, dated as of February 20, 2009, between ILFC Ireland and *.
4. Amendment #2 to Aircraft Lease Agreement, dated as of April 13, 2009, between ILFC Ireland and *.
5. Amendment #3 to Aircraft Lease Agreement, dated as of August 22, 2009, between ILFC Ireland and *.
6. Estoppel and Acceptance Certificate (Headlease) dated as of February 20, 2009.
7. Estoppel and Acceptance Certificate dated as of February 20, 2009.
8. Assignment of Rights (Airframe), dated as of February 20, 2009, between ILFC and *, consented to by The Boeing Company.
9. Assignment of Warranties, dated as of February 20, 2009, between ILFC and *.
*
B737-800 aircraft bearing serial number 30695
1. Aircraft Lease Agreement, dated as of May 21, 2005, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee.
2. Side Letter #1 to Aircraft Lease Agreement, dated as of May 21, 2005, between ILFC and *.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3. Lease Amendment #1 to Aircraft Lease Agreement, dated as of November 29, 2005, between ILFC and *.
4. Lease Amendment #2 to Aircraft Lease Agreement, dated as of March 10, 2006, between ILFC and *.
5. Lease Amendment #3 to Aircraft Lease Agreement, dated as of February 13, 2007, between ILFC and *.
6. Lessee Name Change Letter Agreement, dated as of July 27, 2007, between ILFC and *. (Effective as of May 17, 2005)
7. Lease Amendment #4 to Aircraft Lease Agreement, dated as of February 5, 2008, between ILFC and *.
8. Amendment #5 to Aircraft Lease Agreement, dated as of August 23, 2009, between ILFC and *.
9. Estoppel and Acceptance Certificate dated as of March 15, 2006.
10. Assignment of Rights (Airframe), dated as of March 15, 2006, between ILFC and *, consented to by The Boeing Company.
11. Assignment of Warranties (Engines), dated as of March 15, 2006, between ILFC and *.
B737-800 aircraft bearing serial number 30694
1. Aircraft Lease Agreement, dated as of May 21, 2005, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee.
2. Side Letter #1 to Aircraft Lease Agreement, dated as of May 21, 2005, between ILFC and *.
3. Lease Amendment #1 to Aircraft Lease Agreement, dated as of November 29, 2005, between ILFC and *.
4. Lease Amendment #2 to Aircraft Lease Agreement, dated as of February 20, 2006, between ILFC and *.
5. Lease Amendment #3 to Aircraft Lease Agreement, dated as of February 13, 2007, between ILFC and *.
6. Lessee Name Change Letter Agreement, dated as of July 27, 2007, between ILFC and *. (Effective as of May 17, 2005)

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7. Lease Amendment #4 to Aircraft Lease Agreement, dated as of February 5, 2008, between ILFC and *.
8. Amendment #5 to Aircraft Lease Agreement, dated as of August 23, 2009, between ILFC and *.
9. Estoppel and Acceptance Certificate dated as of February 8, 2006.
*
A320-200 aircraft bearing serial number 2149
1. Aircraft Lease Agreement, dated as of May 20, 2003, between *, as Lessee and International Lease Finance Corporation (“ILFC”), as Lessor.
2. Side Letter Number One to Aircraft Lease Agreement, dated as of May 20, 2003, between * and ILFC.
3. Amendment No. 1 to Aircraft Lease Agreement dated as of January 6, 2004, between * and ILFC.
4. Estoppel and Acceptance Certificate dated as of January 14, 2004.
5. Assignment of Rights (Airframe), dated as of January 14, 2004, between * and ILFC, consented to by Airbus S.A.S.
6. Assignment Agreement (Engine), dated as of January 14, 2004, among *, ILFC and *.
A320-200 aircraft bearing serial number 1917
1. Aircraft Lease Agreement, dated as of December 27, 2001, between *, as Lessee and International Lease Finance Corporation (“ILFC”), as Lessor.
2. Side Letter Number One to Aircraft Lease Agreement, dated as of December 27, 2001, between * and ILFC.
3. Side Letter Number Two to Aircraft Lease Agreement, dated as of March 6, 2002, between * and ILFC.
4. Amendment No. 3 to Aircraft Lease Agreement dated as of February 6, 2003, between * and ILFC.
5. Amendment Number Two to Aircraft Lease Agreement dated as of April 16, 2003, between * and ILFC.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

6. Amendment Number One to Aircraft Lease Agreement dated as of May 20, 2003, between * and ILFC.
7. Estoppel and Acceptance Certificate dated as of February 6, 2003.
8. Assignment of Rights (Airframe), dated as of February 6, 2003, between * and ILFC, consented to by Airbus S.A.S.
9. Assignment Agreement (Engine), dated as of February 6, 2003, among *, ILFC and *.
*
A320-200 aircraft bearing serial number 3270
1. Aircraft Lease Agreement, dated as of July 18, 2006, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee.
2. Letter Agreement Re: A320-200 Aircraft Manuals, dated as of August 2, 2006, between ILFC and *.
3. Estoppel and Acceptance Certificate dated as of October 16, 2007.
4. Airframe Warranties Agreement, dated as of October 16, 2007, between ILFC and *, consented to by Airbus S.A.S.
5. Engine Warranties Agreement, dated as of October 16, 2007, among ILFC, *and *.
A320-200 aircraft bearing serial number 3105
1. Aircraft Lease Agreement, dated as of March 27, 2006, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee.
2. Side Letter #1 to Aircraft Lease Agreement, dated as of March 27, 2006, between ILFC and *.
3. Letter Agreement Re: A320-200 & A321-200 Aircraft Manuals, dated as of July 25, 2006, between ILFC and *.
4. Estoppel and Acceptance Certificate dated as of April 27, 2007.
5. Airframe Warranties Agreement, dated as of April 27, 2007, between ILFC and *, consented to by Airbus S.A.S.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

6. Engine Warranties Agreement, dated as of April 27, 2007, among ILFC, *and *.
A320-200 aircraft bearing serial number 3089
1. Aircraft Lease Agreement, dated as of March 27, 2006, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee.
2. Side Letter #1 to Aircraft Lease Agreement, dated as of March 27, 2006, between ILFC and *.
3. Letter Agreement Re: A320-200 & A321-200 Aircraft Manuals, dated as of July 25, 2006, between ILFC and *.
4. Estoppel and Acceptance Certificate dated as of April 13, 2007.
5. Airframe Warranties Agreement, dated as of April 13, 2007, between ILFC and *, consented to by Airbus S.A.S.
6. Engine Warranties Agreement, dated as of April 13, 2007, among ILFC, * and *.
A320-200 aircraft bearing serial number 3012
1. Aircraft Lease Agreement, dated as of August 19, 2005, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee.
2. Side Letter #1 to Aircraft Lease Agreement, dated as of August 19, 2005, between ILFC and *.
3. Amendment #1 to Aircraft Lease Agreement, dated as of July 18, 2006, between ILFC and *.
4. Estoppel and Acceptance Certificate dated as of January 25, 2007.
5. Assignment of Rights (Airframe), dated as of January 25, 2007, between ILFC and *, consented to by Airbus S.A.S.
6. Assignment Agreement (Engines), dated as of January 25, 2007, among ILFC, * and *.
A320-200 aircraft bearing serial number 2922
1. Aircraft Lease Agreement, dated as of August 19, 2005, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2. Side Letter #1 to Aircraft Lease Agreement, dated as of August 19, 2005, between ILFC and *.
3. Amendment #1 to Aircraft Lease Agreement, dated as of July 18, 2006, between ILFC and *.
4. Estoppel and Acceptance Certificate dated as of October 27, 2006.
5. Assignment of Rights (Airframe), dated as of October 27, 2006, between ILFC and *, consented to by Airbus S.A.S..
6. Assignment Agreement (Engines), dated as of October 27, 2006, among ILFC, * and *.
A320-200 aircraft bearing serial number 2731
1. Aircraft Lease Agreement, dated as of August 19, 2005, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee.
2. Side Letter #1 to Aircraft Lease Agreement, dated as of August 19, 2005, between ILFC and *.
3. Amendment #1 to Aircraft Lease Agreement, dated as of July 18, 2006, between ILFC and *.
4. Estoppel and Acceptance Certificate dated as of April 14, 2006.
5. Assignment of Rights (Airframe), dated as of April 14, 2006, between ILFC and *, consented to by Airbus S.A.S.
6. Assignment Agreement (Engines), dated as of April 14, 2006, among ILFC, * and *.
A321-200 aircraft bearing serial number 3120
1. Aircraft Lease Agreement, dated as of March 27, 2006, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee.
2. Side Letter #1 to Aircraft Lease Agreement, dated as of March 27, 2006, between ILFC and *.
3. Letter Agreement Re: A320-200 & A321-200 Aircraft Manuals, dated as of July 25, 2006, between ILFC and *.
4. Letter Agreement #1 to Aircraft Lease Agreement, dated as of April 27, 2007, between ILFC and *.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5. Letter Agreement #2 to Aircraft Lease Agreement, dated as of April 27, 2007, between ILFC and *.
6. Estoppel and Acceptance Certificate dated as of May 16, 2007.
7. Airframe Warranties Agreement, dated as of May 16, 2007, between ILFC and *, consented to by Airbus S.A.S..
8. Engine Warranties Agreement, dated as of May 16, 2007, among ILFC, * and *.
*
B737-800 aircraft bearing serial number 30703
1. Aircraft Lease Agreement, dated as of November 25, 2008, between ILFC Labuan Limited (“ILFC Labuan”), as Lessor, and *, as Lessee.
2. Headlease Agreement, dated as of November 25, 2008 between International Lease Finance Corporation (“ILFC”), as Headlessor, and ILFC Labuan, as Headlessee.
3. *
4. *
5. Estoppel and Acceptance Certificate dated as of January 30, 2009.
6. Assignment of Rights (Airframe), dated as of January 30, 2009, between International Lease Finance Corporation (“ILFC”) and *, consented to by The Boeing Company.
7. Assignment of Warranties (Engines), dated as of January 30, 2009, between ILFC and *.
B737-800 aircraft bearing serial number 30702
1. Aircraft Lease Agreement, dated as of November 25, 2008, between ILFC Labuan Limited (“ILFC Labuan”), as Lessor, and *, as Lessee.
2. Headlease Agreement, dated as of November 25, 2008 between International Lease Finance Corporation (“ILFC”), as Headlessor, and ILFC Labuan, as Headlessee.
3. *
4. *

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5. Estoppel and Acceptance Certificate dated as of February 4, 2009.
6. Assignment of Rights (Airframe), dated as of February 4, 2009, between ILFC and *, consented to by The Boeing Company.
7. Assignment of Warranties (Engines), dated as of February 4, 2009, between ILFC and *.
*
B737-800 aircraft bearing serial number 30670
1. Aircraft Lease Agreement, dated as of July 30, 2003, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee.
2. Side Letter #1 to Aircraft Lease Agreement, dated as of July 30, 2003, between ILFC and *.
3. Amendment No. 1 to Aircraft Lease Agreement, dated as of April 30, 2004, between ILFC and *.
4. Amendment No. 2 to Aircraft Lease Agreement Regarding Winglet System Installation, dated as of May 22, 2006, between ILFC and *.
5. Amendment No. 3 to Aircraft Lease Agreement, dated as of September 24, 2007, between ILFC and *.
6. Estoppel and Acceptance Certificate dated as of April 30, 2004.
7. Assignment of Rights (Airframe), dated as of April 30, 2004, between ILFC and *, consented to by The Boeing Company.
8. Assignment of Warranties (Engines), dated as of April 30, 2004, between ILFC and *.
B737-800 aircraft bearing serial number 32799
1. Aircraft Lease Agreement, dated as of June 6, 2003, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee.
2. Side Letter #1 to Aircraft Lease Agreement, dated as of June 6, 2003, between ILFC and *.
3. Amendment #1 to Aircraft Lease Agreement, dated as of March 15, 2004, between ILFC and *.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4. Amendment No. 2 to Aircraft Lease Agreement, dated as of April 14, 2004, between ILFC and *.
5. Amendment No. 3 to Aircraft Lease Agreement Regarding Winglet System Installation, dated as of May 22, 2006, between ILFC and *.
6. Amendment No. 4 to Aircraft Lease Agreement, dated as of September 24, 2007, between ILFC and *.
7. Estoppel and Acceptance Certificate dated as of March 25, 2004.
8. Assignment of Rights (Airframe), dated as of March 25, 2004, between ILFC and *, consented to by The Boeing Company.
9. Assignment of Warranties (Engines), dated as of March 25, 2004, between ILFC and *.
*
B737-800 aircraft bearing serial number 30683
1. Aircraft Lease Agreement, dated as of April 27, 2004 between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee.
2. Side Letter No. 1 to Aircraft Lease Agreement, dated as of April 27, 2004 between ILFC and *.
3. Amendment Number 1 to Aircraft Lease Agreement, dated as of June 02, 2006 between ILFC and *.
4. Waiver and Consent, dated as of August 22, 2007 between ILFC, *, and *.
5. *
6. Term Sheet, dated as of December 10, 2008 between ILFC, *, and *.
7. Estoppel and Acceptance Certificate dated as of March 22, 2005.
8. Assignment of Rights (Airframe), dated as of March 22, 2005 between ILFC and *, consented to by The Boeing Company.
9. Assignment Agreement (Engines), dated as of March 22, 2005 between ILFC and *.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

*
B737-800 aircraft bearing serial number 30679
1. Aircraft Lease Agreement, dated as of February 22, 2006, between ILFC Ireland Limited (“ILFC Ireland”), as Lessor, and *, as Lessee.
2. Aircraft Headlease Agreement, dated as of February 22, 2006, between International Lease Finance Corporation (“ILFC”), as Headlessor, and ILFC Ireland, as Headlessee.
3. Side Letter #1 to Aircraft Lease Agreement, dated as of December 8, 2006, between ILFC Ireland and *.
4. Assignment, Assumption and Amendment Agreement, dated as of February 28, 2007, between *, ILFC Ireland and *.
5. Guaranty, dated as of January 23, 2009, signed by *.
6. Global Agreement with Respect to Five (5) Aircraft Lease Agreements, dated as of January 23, 2009, between ILFC Ireland and *.
7. Notice of Default, dated as of May 6, 2009, signed by ILFC Ireland (terminates the Global Agreement dated January 23, 2009).
8. Global Agreement #1 with Respect to Three (3) Boeing B737-800 Aircraft, One (1) Boeing B737-500 Aircraft and One (1) Boeing B737-300F Aircraft, dated as of July 27, 2009, between ILFC Ireland and *.
9. Guaranty, dated as of August 28, 2009, signed by *.
10. Global Agreement #2 with Respect to Three (3) Boeing B737-800 Aircraft, One (1) Boeing B737-500 Aircraft and One (1) Boeing B737-300F Aircraft, dated as of August 28, 2009, between ILFC Ireland and *.
11. Estoppel and Acceptance Certificate dated as of March 21, 2006.
12. Assignment of Rights (Airframe), dated as of March 21, 2006, between ILFC and *, consented to by The Boeing Company.
13. Assignment of Warranties (Engines), dated as of March 21, 2006, between ILFC, ILFC Ireland and *.
B737-800 aircraft bearing serial number 30733
1. Aircraft Lease Agreement, dated as of December 8, 2006, between ILFC Ireland Limited (“ILFC Ireland”), as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2. Aircraft Headlease Agreement, dated as of December 12, 2007, between International Lease Finance Corporation (“ILFC”), as Headlessor, and ILFC Ireland, as Headlessee.
3. Side Letter #1 to Aircraft Lease Agreement, dated as of December 8, 2006, between ILFC Ireland and *.
4. Amendment #01 to Aircraft Lease Agreement, dated as of December 13, 2007, between ILFC Ireland and *.
5. Guaranty, dated as of January 23, 2009, signed by *.
6. Global Agreement with Respect To Five (5) Aircraft Lease Agreements, dated as of January 23, 2009, between ILFC Ireland and *.
7. Notice of Default Letter to *, dated as of May 6, 2009 (terminates the Global Agreement dated January 23, 2009).
8. Global Agreement #1 with Respect to Three (3) Boeing B737-800 Aircraft, One (1) Boeing B737-500 Aircraft and One (1) Boeing B737-300F Aircraft, dated as of July 27, 2009, between ILFC Ireland and *.
9. Guaranty, dated as of August 28, 2009, signed by *.
10. Global Agreement #2 with Respect to Three (3) Boeing B737-800 Aircraft, One (1) Boeing B737-500 Aircraft and One (1) Boeing B737-300F Aircraft, dated as of August 28, 2009, between ILFC Ireland and *
11. Estoppel and Acceptance Certificate dated as of December 13, 2007.
12. Assignment of Rights (Airframe), dated as of December 13, 2007, between ILFC and *, consented to by The Boeing Company.
13. Assignment of Warranties (Engines), dated as of December 13, 2007, among ILFC, ILFC Ireland and *.
B737-800 aircraft bearing serial number 30673
1. Aircraft Lease Agreement, dated as of February 22, 2006, between ILFC Ireland Limited (“ILFC Ireland”), as Lessor, and *, as Lessee.
2. Aircraft Headlease Agreement, dated as of February 22, 2006, between International Lease Finance Corporation (“ILFC”), as Headlessor, and ILFC Ireland, as Headlessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3. Side Letter #1 to Aircraft Lease Agreement, dated as of December 8, 2006, between ILFC Ireland and *.
4. Assignment, Assumption and Amendment Agreement, dated as of February 28, 2007, between *, ILFC Ireland and *.
5. Guaranty, dated as of January 23, 2009, signed by *.
6. Global Agreement with Respect to Five (5) Aircraft Lease Agreements, dated as of January 23, 2009, betsaween ILFC Ireland and *.
7. Notice of Default, dated as of May 6, 2009, signed by ILFC Ireland (terminates the Global Agreement dated January 23, 2009).
8. Global Agreement #1 with Respect to Three (3) Boeing B737-800 Aircraft, One (1) Boeing B737-500 Aircraft and One (1) Boeing B737-300F Aircraft, dated as of July 27, 2009, between ILFC Ireland and *.
9. Guaranty, dated as of August 28, 2009, signed by *.
10. Global Agreement #2 with Respect to Three (3) Boeing B737-800 Aircraft, One (1) Boeing B737-500 Aircraft and One (1) Boeing B737-300F Aircraft, dated as of August 28, 2009, between ILFC Ireland and *.
11. Estoppel and Acceptance Certificate dated as of March 10, 2006.
12. Assignment of Rights (Airframe), dated as of March 10, 2006, between ILFC and *, consented to by The Boeing Company.
13. Assignment of Warranties (Engines), dated as of March 10, 2006, between ILFC, ILFC Ireland and *.
*
B737-800 aircraft bearing serial number 30666
1. Aircraft Lease Agreement, dated as of October 23, 2003, among ILFC Ireland Limited (“ILFC Ireland”), as Lessor, *, as Lessee, and *, as Consenting Party.
2. Aircraft Headlease Agreement, dated as of October 23, 2003, between ILFC Ireland, as Lessee, and International Lease Finance Corporation (“ILFC”), as Lessor.
3. Side Letter #1 to Aircraft Lease Agreement, dated as of October 23, 2003, between ILFC Ireland and *.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4. Side Letter #2 to Aircraft Lease Agreement, dated as of March 4, 2004, between ILFC Ireland and *.
5. *
6. Estoppel and Acceptance Certificate dated as of July 12, 2003. (Headlease)
7. Technical Estoppel and Acceptance Certificate dated as of March 4, 2004.
8. Estoppel and Acceptance Certificate dated as of March 10, 2004.
9. Assignment of Rights (Airframe), dated as of March 10, 2004, between ILFC and *, consented to by The Boeing Company.
10. Assignment of Warranties (Engines), dated as of March 10, 2004, between ILFC and *.
B737-800 aircraft bearing serial number 35281
1. Aircraft Lease Agreement, dated as of December 16, 2005, among ILFC Ireland Limited (“ILFC Ireland”), as Lessor, *, as Lessee, and *, as Consenting Party.
2. Aircraft Headlease Agreement, dated as of December 16, 2005, between ILFC Ireland, as Lessee, and International Lease Finance Corporation (“ILFC”), as Lessor.
3. Side Letter No. 1 to Aircraft Lease Agreement, dated as of December 16, 2005, between ILFC Ireland and *.
4. Amendment No. 1 to Aircraft Lease Agreement, dated as of August 26, 2008, between ILFC Ireland and *.
5. Estoppel and Acceptance Certificate dated as of August 26, 2008. (Headlease)
6. Estoppel and Acceptance Certificate dated as of August 26, 2008. (Lease)
7. Assignment of Rights (Airframe), dated as of August 26, 2008, between ILFC and *, consented to by The Boeing Company.
8. Assignment of Warranties (Engines), dated as of August 26, 2008, between ILFC and *.
B737-800 aircraft bearing serial number 35273
1. Aircraft Lease Agreement, dated as of December 16, 2005, among ILFC Ireland Limited (“ILFC Ireland”), as Lessor, *, as Lessee, and *, as Consenting Party.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2. Aircraft Headlease Agreement, dated as of December 16, 2005, between ILFC Ireland, as Lessee, and International Lease Finance Corporation (“ILFC”), as Lessor.
3. Side Letter No. 1 to Aircraft Lease Agreement, dated as of December 16, 2005, between ILFC Ireland and *.
4. Amendment No. 1 to Aircraft Lease Agreement, dated as of April 21, 2008, between ILFC Ireland and *.
5. Estoppel and Acceptance Certificate dated as of April 21, 2008. (Headlease)
6. Estoppel and Acceptance Certificate dated as of April 21, 2008. (Lease)
7. Assignment of Rights (Airframe), dated as of April 21, 2008, between ILFC and *, consented to by The Boeing Company.
8. Assignment of Warranties (Engines), dated as of April 21, 2008, between ILFC and *.
B737-800 aircraft bearing serial number 35271
1. Aircraft Lease Agreement, dated as of December 16, 2005, among ILFC Ireland Limited (“ILFC Ireland”), as Lessor, *, as Lessee, and *, as Consenting Party.
2. Aircraft Headlease Agreement, dated as of December 16, 2005, between ILFC Ireland, as Lessee, and International Lease Finance Corporation (“ILFC”), as Lessor.
3. Side Letter No. 1 to Aircraft Lease Agreement, dated as of December 16, 2005, between ILFC Ireland and *.
4. Amendment No. 1 to Aircraft Lease Agreement, dated as of March 21, 2008, between ILFC Ireland and *.
5. Estoppel and Acceptance Certificate dated as of March 21, 2008. (Headlease)
6. Estoppel and Acceptance Certificate dated as of March 21, 2008. (Lease)
7. Assignment of Rights (Airframe), dated as of March 21, 2008, between ILFC and *, consented to by The Boeing Company.
8. Assignment of Warranties (Engines), dated as of March 21, 2008, between ILFC and *.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

B737-800 aircraft bearing serial number 30728
1. Aircraft Lease Agreement, dated as of December 16, 2005, among ILFC Ireland Limited (“ILFC Ireland”), as Lessor, *, as Lessee, and *, as Consenting Party.
2. Aircraft Headlease Agreement, dated as of December 16, 2005, between ILFC Ireland, as Lessee, and International Lease Finance Corporation (“ILFC”), as Lessor.
3. Side Letter No. 1 to Aircraft Lease Agreement, dated as of December 16, 2005, between ILFC Ireland and *.
4. Amendment No. 1 to Aircraft Lease Agreement, dated as of September 21, 2007, between ILFC Ireland and *.
5. Estoppel and Acceptance Certificate dated as of September 21, 2007. (Headlease)
6. Estoppel and Acceptance Certificate dated as of September 21, 2007. (Lease)
7. Assignment of Rights (Airframe), dated as of September 21, 2007, between ILFC and *, consented to by The Boeing Company.
8. Assignment of Warranties (Engines), dated as of September 21, 2007, between ILFC and *.
B737-800 aircraft bearing serial number 30718
1. Aircraft Lease Agreement, dated as of December 16, 2005, among ILFC Ireland Limited (“ILFC Ireland”), as Lessor, *, as Lessee, and *, as Consenting Party.
2. Aircraft Headlease Agreement, dated as of December 16, 2005, between ILFC Ireland, as Lessee, and International Lease Finance Corporation (“ILFC”), as Lessor.
3. Side Letter No. 1 to Aircraft Lease Agreement, dated as of December 16, 2005, between ILFC Ireland and *.
4. Amendment No. 1 to Aircraft Lease Agreement, dated as of April 30, 2007, between ILFC Ireland and *.
5. Estoppel and Acceptance Certificate dated as of April 30, 2007. (Headlease)
6. Estoppel and Acceptance Certificate dated as of April 30, 2007. (Lease)
7. Assignment of Rights (Airframe), dated as of April 30, 2007, between ILFC and *, consented to by The Boeing Company.
8. Assignment of Warranties (Engines), dated as of April 30, 2007, between ILFC and *.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

B737-800 aircraft bearing serial number 30715
1. Aircraft Lease Agreement, dated as of December 16, 2005, among ILFC Ireland Limited (“ILFC Ireland”), as Lessor, *, as Lessee, and *, as Consenting Party.
2. Aircraft Headlease Agreement, dated as of December 16, 2005, between ILFC Ireland, as Lessee, and International Lease Finance Corporation (“ILFC”), as Lessor.
3. Side Letter No. 1 to Aircraft Lease Agreement, dated as of December 16, 2005, between ILFC Ireland and *.
4. Amendment No. 1 to Aircraft Lease Agreement, dated as of April 9, 2007, between ILFC Ireland and *.
5. Estoppel and Acceptance Certificate dated as of April 9, 2007. (Headlease)
6. Estoppel and Acceptance Certificate dated as of April 9, 2007. (Lease)
7. Assignment of Rights (Airframe), dated as of April 9, 2007, between ILFC and *, consented to by The Boeing Company.
8. Assignment of Warranties (Engines), dated as of April 9, 2007, between ILFC and *.
B737-800 aircraft bearing serial number 33007
1. Aircraft Lease Agreement, dated as of March 16, 2005, among ILFC Ireland Limited (“ILFC Ireland”), as Lessor, *, as Lessee, and *, as Consenting Party.
2. Aircraft Headlease Agreement, dated as of March 16, 2005, between ILFC Ireland, as Lessee, and International Lease Finance Corporation (“ILFC”), as Lessor.
3. Side Letter No. 1 to Aircraft Lease Agreement, dated as of March 16, 2005, between ILFC Ireland and *.
4. Amendment No. 1 to Aircraft Lease Agreement, dated as of July 17, 2006, between ILFC Ireland and *.
5. Estoppel and Acceptance Certificate dated as of July 17, 2006. (Headlease)
6. Estoppel and Acceptance Certificate dated as of July 17, 2006. (Lease)
7. Assignment of Rights (Airframe), dated as of July 17, 2006, between ILFC and *, consented to by The Boeing Company.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

8. Assignment of Warranties (Engines), dated as of July 17, 2006, between ILFC and *.
B737-800 aircraft bearing serial number 30700
1. Aircraft Lease Agreement, dated as of March 16, 2005, among ILFC Ireland Limited (“ILFC Ireland”), as Lessor, *, as Lessee, and *, as Consenting Party.
2. Aircraft Headlease Agreement, dated as of March 16, 2005, between ILFC Ireland, as Lessee, and International Lease Finance Corporation (“ILFC”), as Lessor.
3. Side Letter No. 1 to Aircraft Lease Agreement, dated as of March 16, 2005, between ILFC Ireland and *.
4. Amendment No. 1 to Aircraft Lease Agreement, dated as of May 24, 2006, between ILFC Ireland and *.
5. Estoppel and Acceptance Certificate dated as of May 17, 2006. (Headlease)
6. Estoppel and Acceptance Certificate dated as of May 17, 2006. (Lease)
7. Assignment of Rights (Airframe), dated as of May 17, 2006, between ILFC and *, consented to by The Boeing Company.
8. Assignment of Warranties (Engines), dated as of May 17, 2006, between ILFC and *.
B737-800 aircraft bearing serial number 30698
1. Aircraft Lease Agreement, dated as of March 16, 2005, among ILFC Ireland Limited (“ILFC Ireland”), as Lessor, *, as Lessee, and *, as Consenting Party.
2. Aircraft Headlease Agreement, dated as of March 16, 2005, between ILFC Ireland, as Lessee, and International Lease Finance Corporation (“ILFC”), as Lessor.
3. Side Letter No. 1 to Aircraft Lease Agreement, dated as of March 16, 2005, between ILFC Ireland and *.
4. Amendment No. 1 to Aircraft Lease Agreement, dated as of April 7, 2006, between ILFC Ireland and *.
5. Estoppel and Acceptance Certificate dated as of April 7, 2006. (Headlease)
6. Estoppel and Acceptance Certificate dated as of April 7, 2006. (Lease)

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7. Assignment of Rights (Airframe), dated as of April 7, 2006, between ILFC and *, consented to by The Boeing Company.
8. Assignment of Warranties (Engines), dated as of April 7, 2006, between ILFC and *.
B737-800 aircraft bearing serial number 30685
1. Aircraft Lease Agreement, dated as of June 17, 2004, among ILFC Ireland Limited (“ILFC Ireland”), as Lessor, *, as Lessee, and *, as Consenting Party.
2. Aircraft Headlease Agreement, dated as of June 17, 2004, between ILFC Ireland, as Lessee, and International Lease Finance Corporation (“ILFC”), as Lessor.
3. Side Letter No. 1 to Aircraft Lease Agreement, dated as of June 17, 2004, between ILFC Ireland and *.
4. Amendment No. 1 to Aircraft Lease Agreement, dated as of October 7, 2005, between ILFC Ireland and *.
5. Amendment No. 2 to Aircraft Lease Agreement, dated as of December 9, 2005, between ILFC Ireland and *.
6. *
7. Estoppel and Acceptance Certificate dated as of October 7, 2005. (Headlease)
8. Estoppel and Acceptance Certificate dated as of October 7, 2005. (Lease)
9. Assignment of Rights (Airframe), dated as of October 7, 2005, between ILFC and *, consented to by The Boeing Company.
10. Assignment of Warranties (Engines), dated as of October 7, 2005, between ILFC and *.
B737-800 aircraft bearing serial number 30686
1. Aircraft Lease Agreement, dated as of June 17, 2004, among ILFC Ireland Limited (“ILFC Ireland”), as Lessor, *, as Lessee, and *, as Consenting Party.
2. Aircraft Headlease Agreement, dated as of June 17, 2004, between ILFC Ireland, as Lessee, and International Lease Finance Corporation (“ILFC”), as Lessor.
3. Side Letter No. 1 to Aircraft Lease Agreement, dated as of June 17, 2004, between ILFC Ireland and *.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4. Amendment No. 1 to Aircraft Lease Agreement, dated as of June 21, 2005, between ILFC Ireland and *.
5. *
6. Estoppel and Acceptance Certificate dated as of May 18, 2005. (Headlease)
7. Estoppel and Acceptance Certificate dated as of May 18, 2005. (Lease)
8. Assignment of Rights (Airframe), dated as of May 18, 2005, between ILFC and *, consented to by The Boeing Company.
9. Assignment of Warranties (Engines), dated as of May 18, 2005, between ILFC and *.
B737-800 aircraft bearing serial number 32801
1. Aircraft Lease Agreement, dated as of June 17, 2004, among ILFC Ireland Limited (“ILFC Ireland”), as Lessor, *, as Lessee, and *, as Consenting Party.
2. Aircraft Headlease Agreement, dated as of June 17, 2004, between ILFC Ireland, as Lessee, and International Lease Finance Corporation (“ILFC”), as Lessor.
3. Side Letter No. 1 to Aircraft Lease Agreement, dated as of June 17, 2004, between ILFC Ireland and *.
4. Amendment No. 1 to Aircraft Lease Agreement, dated as of March 17, 2005, between ILFC Ireland and *.
5. Letter Agreement, dated as of March 20, 2009, among ILFC Ireland, *, and *.
6. Estoppel and Acceptance Certificate dated as of March 17, 2005. (Headlease)
7. Estoppel and Acceptance Certificate dated as of March 17, 2005. (Lease)
8. Assignment of Rights (Airframe), dated as of March 17, 2005, between ILFC and *, consented to by The Boeing Company.
9. Assignment of Warranties (Engines), dated as of March 17, 2005, between ILFC and *.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

*
A320-200 aircraft bearing serial number 3599
1. Aircraft Lease Agreement, dated as of November 30, 2006, between ILFC Ireland Limited (“ILFC Ireland”), as Lessor, and *, as Lessee.
2. Aircraft Headlease Agreement, dated as of November 30, 2006 between International Lease Finance Corporation (“ILFC”), as Lessor, and ILFC Ireland, as Lessee.
3. Amendment No.1 to Aircraft Lease Agreement, dated as of September 11, 2008 between ILFC Ireland and *.
4. Estoppel and Acceptance Certificate dated as of September 11, 2008 (Headlease).
5. Estoppel and Acceptance Certificate dated as of September 11, 2008.
6. Assignment of Rights (Airframe), dated as of September 11, 2008, between ILFC and *, consented to by Airbus S.A.S.
7. Assignment of Warranties (Engines), dated as of September 11, 2008, between ILFC and *.
A320-200 aircraft bearing serial number 3456
1. Aircraft Lease Agreement, dated as of November 30, 2006, between ILFC Ireland Limited (“ILFC Ireland”), as Lessor, and *, as Lessee.
2. Aircraft Headlease Agreement, dated as of November 30, 2006 between International Lease Finance Corporation (“ILFC”), as Lessor, and ILFC Ireland, as Lessee.
3. Amendment No.1 to Aircraft Lease Agreement, dated as of May 29, 2008 between ILFC Ireland and *.
4. Estoppel and Acceptance Certificate dated as of May 29, 2008 (Headlease).
5. Estoppel and Acceptance Certificate dated as of May 29, 2008.
6. Assignment of Rights (Airframe), dated as of May 29, 2008, between ILFC and *, consented to by Airbus S.A.S.
7. Assignment of Warranties (Engines), dated as of May 29, 2008, between ILFC and *.
A320-200 aircraft bearing serial number 3440
1. Aircraft Lease Agreement, dated as of November 30, 2006, between ILFC Ireland Limited (“ILFC Ireland”), as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2. Aircraft Headlease Agreement, dated as of November 30, 2006 between International Lease Finance Corporation (“ILFC”), as Lessor, and ILFC Ireland, as Lessee.
3. Amendment No.1 to Aircraft Lease Agreement, dated as of March 28, 2008, between ILFC Ireland and *.
4. Estoppel and Acceptance Certificate dated as of March 28, 2008 (Headlease).
5. Estoppel and Acceptance Certificate dated as of March 28, 2008.
6. Assignment of Rights (Airframe), dated as of March 28, 2008, between ILFC and *, consented to by Airbus S.A.S.
7. Assignment of Warranties (Engines), dated as of March 28, 2008, between ILFC and *.
A320-200 aircraft bearing serial number 3366
1. Aircraft Lease Agreement, dated as of November 30, 2006, between ILFC Ireland Limited (“ILFC Ireland”), as Lessor, and *, as Lessee.
2. Aircraft Headlease Agreement, dated as of November 30, 2006, between International Lease Finance Corporation (“ILFC”), as Lessor, and ILFC Ireland, as Lessee.
3. Amendment No.1 to Aircraft Lease Agreement, dated as of January 22, 2008, between ILFC Ireland and *.
4. Amendment No.2 to Aircraft Lease Agreement, dated as of March 5, 2008, between ILFC Ireland and *.
5. Estoppel and Acceptance Certificate dated as of January 22, 2008 (Headlease).
6. Estoppel and Acceptance Certificate dated as of January 22, 2008.
7. Assignment of Rights (Airframe), dated as of January 22, 2008, between ILFC and *, consented to by Airbus S.A.S.
8. Assignment of Warranties (Engines), dated as of January 22, 2008, between ILFC and *.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

A320-200 aircraft bearing serial number 3153
1. Aircraft Lease Agreement, dated as of June 29, 2006, between ILFC Ireland Limited (“ILFC Ireland”), as Lessor, and *, as Lessee.
2. Aircraft Headlease Agreement, dated as of June 29, 2006, between International Lease Finance Corporation (“ILFC”), as Lessor, and ILFC Ireland, as Lessee.
3. Global Side Letter #1 to Aircraft Lease Agreement, dated as of June 29, 2006, between ILFC Ireland and *.
4. Amendment Number One to Aircraft Lease Agreement, dated as of April 20, 2007, between ILFC Ireland and *.
5. Amendment No. 2 to Aircraft Lease Agreement, dated as of June 14, 2007, between ILFC Ireland and *.
6. Estoppel and Acceptance Certificate dated as of June 14, 2007 (Headlease).
7. Estoppel and Acceptance Certificate dated as of June 14, 2007.
8. Assignment of Rights (Airframe), dated as of June 14, 2007, between ILFC and *, consented to by Airbus S.A.S.
9. Assignment of Warranties (Engines), dated as of June 14, 2007, between ILFC and *.
A320-200 aircraft bearing serial number 3131
1. Aircraft Lease Agreement, dated as of June 29, 2006, between ILFC Ireland Limited (“ILFC Ireland”), as Lessor, and *, as Lessee.
2. Aircraft Headlease Agreement, dated as of June 29, 2006, between International Lease Finance Corporation (“ILFC”), as Lessor, and ILFC Ireland, as Lessee.
3. Global Side Letter #1 to Aircraft Lease Agreements, dated as of June 29, 2006, between ILFC Ireland and *.
4. Amendment Number One to Aircraft Lease Agreement, dated as of April 20, 2007, between ILFC Ireland and *.
5. Amendment No. 2 to Aircraft Lease Agreement, dated as of June 14, 2007, between ILFC Ireland and *.
6. Estoppel and Acceptance Certificate dated as of May 15, 2007 (Headlease).
7. Estoppel and Acceptance Certificate dated as of May 15, 2007.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

8. Assignment of Rights (Airframe), dated as of May 15, 2007, between ILFC and *, consented to by Airbus S.A.S.
9. Assignment of Warranties (Engines), dated as of May 15, 2007, between ILFC and *.
B737-800 aircraft bearing serial number 30680
1. Aircraft Lease Agreement, dated as of November 19, 2002, between ILFC Ireland Limited (“ILFC Ireland”), as Lessor, and *, as Lessee.
2. Aircraft Headlease Agreement, dated as of November 19, 2002 between International Lease Finance Corporation (“ILFC”), as Lessor, and ILFC Ireland, as Lessee.
3. Global Side Letter No. 1 to Aircraft Lease Agreements, dated as of November 19, 2002, between ILFC Ireland and *.
4. *
5. Estoppel and Acceptance Certificate dated as of November 19, 2003.
6. Assignment of Rights (Airframe), dated as of November 19, 2003, between ILFC and *, consented to by The Boeing Company.
7. Assignment of Warranties (Engines), dated as of November 19, 2003, between ILFC and *.
B737-800 aircraft bearing serial number 30690
1. Aircraft Lease Agreement, dated as of November 19, 2002, between ILFC Ireland Limited (“ILFC Ireland”), as Lessor, and *, as Lessee.
2. Aircraft Headlease Agreement, dated as of November 19, 2002 between International Lease Finance Corporation (“ILFC”), as Lessor, and ILFC Ireland, as Lessee.
3. Global Side Letter No. 1 to Aircraft Lease Agreements, dated as of November 19, 2002, between ILFC Ireland and *.
4. *
5. Estoppel and Acceptance Certificate dated as of December 18, 2003.
6. Assignment of Rights (Airframe), dated as of December 18, 2003, between ILFC and *, consented to by The Boeing Company.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7. Assignment of Warranties (Engines), dated as of December 18, 2003, between ILFC and *.
B737-800 aircraft bearing serial number 30692
1. Aircraft Lease Agreement, dated as of November 19, 2002, between ILFC Ireland Limited (“ILFC Ireland”), as Lessor, and *, as Lessee.
2. Aircraft Headlease Agreement, dated as of November 19, 2002 between International Lease Finance Corporation (“ILFC”), as Lessor, and ILFC Ireland, as Lessee.
3. Global Side Letter No. 1 to Aircraft Lease Agreements, dated as of November 19, 2002, between ILFC Ireland and *.
4. *
5. Estoppel and Acceptance Certificate dated as of November 20, 2003.
6. Assignment of Rights (Airframe), dated as of November 20, 2003, between ILFC and *, consented to by The Boeing Company.
7. Assignment of Warranties (Engines), dated as of November 20, 2003, between ILFC and *.
B737-800 aircraft bearing serial number 30693
1. Aircraft Lease Agreement, dated as of November 19, 2002, between ILFC Ireland Limited (“ILFC Ireland”), as Lessor, and *, as Lessee.
2. Aircraft Headlease Agreement, dated as of November 19, 2002 between International Lease Finance Corporation (“ILFC”), as Lessor, and ILFC Ireland, as Lessee.
3. Global Side Letter No. 1 to Aircraft Lease Agreements, dated as of November 19, 2002, between ILFC Ireland and *.
4. *
5. Estoppel and Acceptance Certificate dated as of December 18, 2003.
6. Assignment of Rights (Airframe), dated as of December 18, 2003, between ILFC and *, consented to by The Boeing Company.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7. Assignment of Warranties (Engines), dated as of December 18, 2003, between ILFC and *.
*
A319-100 aircraft bearing serial number 2396
1. Aircraft Lease Agreement, dated as of February 10, 2007, between ILFC Ireland Limited (“ILFC Ireland”), as Lessor, and *, as Lessee.
2. Aircraft Headlease Agreement, dated as of February 10, 2007 between International Lease Finance Corporation (“ILFC”), as Lessor, and ILFC Ireland, as Lessee.
3. Side Letter #1 to Aircraft Lease Agreement, dated as of February 10, 2007 between ILFC Ireland and *.
4. Assignment of Sublease and Consent Agreement, dated as of February 4, 2008 between *, ILFC Ireland and *.
5. Estoppel and Acceptance Certificate dated as of April 26, 2007 (Headlease).
6. Estoppel and Acceptance Certificate dated as of April 26, 2007.
7. Assignment of Rights (Airframe), dated as of April 26, 2007, between ILFC and *, consented to by Airbus S.A.S.
8. Assignment of Rights (Engines), dated as of April 26, 2007, between ILFC and *, consented to by IAE International Aero Engines AG.
*
A319-100 aircraft bearing serial number 3116
1. Aircraft Lease Agreement, dated as of October 31, 2006, between ILFC Ireland Limited (“ILFC Ireland”), as Lessor, and *, as Lessee.
2. Aircraft Headlease Agreement, dated as of October 31, 2006, between International Lease Finance Corporation (“ILFC”), as Lessor, and ILFC Ireland, as Lessee.
3. Side Letter #1 to Aircraft Lease Agreement, dated as of October 31, 2006, between ILFC Ireland and *.
4. Estoppel and Acceptance Certificate dated as of May 31, 2007 (Headlease).

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5. Estoppel and Acceptance Certificate dated as of May 31, 2007.
6. Assignment of Rights (Airframe), dated as of May 31, 2007, between ILFC and *, consented to by Airbus S.A.S.
7. Assignment Agreement (Engines), dated as of May 31, 2007, between ILFC and *, consented to by IAE International Aero Engines AG.
A319-100 aircraft bearing serial number 3114
1. Aircraft Lease Agreement, dated as of October 31, 2006, between ILFC Ireland Limited (“ILFC Ireland”), as Lessor, and *, as Lessee.
2. Aircraft Headlease Agreement, dated as of October 31, 2006, between International Lease Finance Corporation (“ILFC”), as Lessor, and ILFC Ireland, as Lessee.
3. Side Letter #1 to Aircraft Lease Agreement, dated as of October 31, 2006, between ILFC Ireland and *.
4. Estoppel and Acceptance Certificate dated as of May 31, 2007 (Headlease).
5. Estoppel and Acceptance Certificate dated as of May 31, 2007.
6. Assignment of Rights (Airframe), dated as of May 31, 2007, between ILFC and *, consented to by Airbus S.A.S.
7. Assignment Agreement (Engines), dated as of May 31, 2007, between ILFC and *, consented to by IAE International Aero Engines AG.
A319-100 aircraft bearing serial number 3124
1. Aircraft Lease Agreement, dated as of October 31, 2006, between ILFC Ireland Limited (“ILFC Ireland”), as Lessor, and *, as Lessee.
2. Aircraft Headlease Agreement, dated as of October 31, 2006, between International Lease Finance Corporation (“ILFC”), as Lessor, and ILFC Ireland, as Lessee.
3. Side Letter #1 to Aircraft Lease Agreement, dated as of October 31, 2006, between ILFC Ireland and *.
4. Estoppel and Acceptance Certificate dated as of May 31, 2007 (Headlease).
5. Estoppel and Acceptance Certificate dated as of May 31, 2007.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

6. Assignment of Rights (Airframe), dated as of May 31, 2007, between ILFC and *, consented to by Airbus S.A.S.
7. Assignment Agreement (Engines), dated as of May 31, 2007, between ILFC and *, consented to by IAE International Aero Engines AG.
*
B737-800 aircraft bearing serial number 30660
1. Aircraft Lease Agreement, dated as of March 1, 2006, between *, as Lessee, and International Lease Finance Corporation (“ILFC”), as Lessor.
2. Side Letter #1 to Aircraft Lease Agreement, dated as of March 1, 2006, between * and ILFC.
3. Estoppel and Acceptance Certificate dated as of April 4, 2006.
4. Supplemental Estoppel and Acceptance Certificate dated as of April 7, 2006.
5. Assignment of Rights (Airframe), dated as of April 4, 2006, between * and ILFC, consented to by The Boeing Company.
6. Assignment of Warranties (Engines), dated as of April 4, 2006, between * and ILFC.
*
A319-100 aircraft bearing serial number 3165
1. Aircraft Lease Agreement, dated as of October 26, 2005, between *, as Lessee and International Lease Finance Corporation (“ILFC”), as Lessor.
2. Letter Agreement No. 1 to Aircraft Lease Agreement, dated as of October 26, 2005, between ILFC and *.
3. Lease Termination Agreement, dated as of July 3, 2008, between ILFC and *. (Agreement did not terminate this lease, but it amends certain terms.)
4. Amendment #1 to Lease Termination Agreement dated as of July 30, 2008, between ILFC and *. (Agreement did not terminate this lease, but it amends certain terms.)
5. Global Side Letter No. 2 to Aircraft Lease Agreements dated as of October 17, 2008, between ILFC and *.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

6. Estoppel and Acceptance Certificate dated as of June 18, 2007.
7. Assignment of Rights (Airframe), dated as of June 18, 2007, between ILFC and *, consented to by Airbus S.A.S.
8. Assignment Agreement(Engine), dated as of June 18, 2007, among ILFC, * and *.
A319-100 aircraft bearing serial number 3026
1. Aircraft Lease Agreement, dated as of October 26, 2005, between *, as Lessee and International Lease Finance Corporation (“ILFC”), as Lessor.
2. Letter Agreement No. 1 to Aircraft Lease Agreement, dated as of October 26, 2005, between ILFC and *.
3. Lease Termination Agreement, dated as of July 3, 2008, between ILFC and *. (Agreement did not terminate this lease, but it amends certain terms.)
4. Amendment #1 to Lease Termination Agreement dated as of July 30, 2008, between ILFC and *. (Agreement did not terminate this lease, but it amends certain terms.)
5. Global Side Letter No. 2 to Aircraft Lease Agreements dated as of October 17, 2008, between ILFC and *.
6. Estoppel and Acceptance Certificate dated as of February 28, 2007.
7. Assignment of Rights (Airframe), dated as of February 28, 2007, between ILFC and *, consented to by Airbus S.A.S.
8. Assignment Agreement (Engine), dated as of February 28, 2007, among ILFC, * and *.
A319-100 aircraft bearing serial number 3017
1. Aircraft Lease Agreement, dated as of October 26, 2005, between *, as Lessee and International Lease Finance Corporation (“ILFC”), as Lessor.
2. Letter Agreement No. 1 to Aircraft Lease Agreement, dated as of October 26, 2005, between ILFC and *.
3. Lease Termination Agreement, dated as of July 3, 2008, between ILFC and *. (Agreement did not terminate this lease, but it amends certain terms.)

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4. Amendment #1 to Lease Termination Agreement dated as of July 30, 2008, between ILFC and *. (Agreement did not terminate this lease, but it amends certain terms.)
5. Global Side Letter No. 2 to Aircraft Lease Agreements dated as of October 17, 2008, between ILFC and *.
6. Estoppel and Acceptance Certificate dated as of February 9, 2007.
7. Assignment of Rights (Airframe), dated as of February 9, 2007, between ILFC and *, consented to by Airbus S.A.S.
8. Assignment Agreement (Engine), dated as of February 9, 2007, among ILFC, * and *.
A319-100 aircraft bearing serial number 3007
1. Aircraft Lease Agreement, dated as of October 26, 2005, between *, as Lessee and International Lease Finance Corporation (“ILFC”), as Lessor.
2. Letter Agreement No. 1 to Aircraft Lease Agreement, dated as of October 26, 2005, between ILFC and *.
3. Lease Termination Agreement, dated as of July 3, 2008, between ILFC and *. (Agreement did not terminate this lease, but it amends certain terms.)
4. Amendment #1 to Lease Termination Agreement dated as of July 30, 2008, between ILFC and *. (Agreement did not terminate this lease, but it amends certain terms.)
5. Global Side Letter No. 2 to Aircraft Lease Agreements dated as of October 17, 2008, between ILFC and *.
6. Estoppel and Acceptance Certificate dated as of February 1, 2007.
7. Assignment of Rights (Airframe), dated as of February 1, 2007, between ILFC and *, consented to by Airbus S.A.S.
8. Assignment Agreement (Engine), dated as of February 1, 2007, among ILFC, * and *.
A319-100 aircraft bearing serial number 2978
1. Aircraft Lease Agreement, dated as of April 30, 2004, between *, as Lessee, and International Lease Finance Corporation (“ILFC”), as Lessor

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2. Global Side Letter No. 1, dated as of April 30, 2004, between ILFC and *.
3. Letter Agreement No. 1 to Aircraft Lease Agreement, dated as of April 30, 2004, between ILFC and *.
4. Manual Customization Letter Agreement, dated as of August 5, 2004, between ILFC and *.
5. Global Amendment to Aircraft Lease Agreements, dated as of March 31, 2005, between ILFC and *.
6. Amendment to Letter Agreement No. 1 to Aircraft Lease Agreement, dated as of November 22, 2005, between ILFC and *.
7. Lease Termination Agreement, dated as of July 3, 2008, between ILFC and *. (Agreement did not terminate this lease, but it amends certain terms.)
8. Amendment #1 to Lease Termination Agreement dated as of July 30, 2008, between ILFC and *. (Agreement did not terminate this lease, but it amends certain terms.)
9. Global Side Letter No. 2, dated as of October 17, 2008, between ILFC and *.
10. Estoppel and Acceptance Certificate dated as of January 19, 2007.
11. Assignment of Rights (Airframe), dated as of January 19, 2007, between ILFC and *, consented to by Airbus S.A.S.
12. Assignment Agreement (Engine), dated as of January 19, 2007, among ILFC, * and *.
A319-100 aircraft bearing serial number 2711
1. Aircraft Lease Agreement, dated as of April 30, 2004, between *, as Lessee, and International Lease Finance Corporation (“ILFC”), as Lessor
2. Global Side Letter No. 1, dated as of April 30, 2004, between ILFC and *.
3. Letter Agreement No. 1 to Aircraft Lease Agreement, dated as of April 30, 2004, between ILFC and *.
4. Letter dated as of August 5, 2004, between ILFC and *.
5. Global Amendment to Aircraft Lease Agreements dated as of March 31, 2005, between ILFC and *.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

6. Amendment No. 1 to Aircraft Lease Agreement dated as of March 31, 2005, between ILFC and *.
7. Amendment No. 2 to Aircraft Lease Agreement dated as of November 22, 2005, between ILFC and *.
8. Lease Termination Agreement, dated as of July 3, 2008, between ILFC and *. (Agreement did not terminate this lease, but it amends certain terms.)
9. Amendment #1 to Lease Termination Agreement dated as of July 30, 2008, between ILFC and *. (Agreement did not terminate this lease, but it amends certain terms.)
10. Global Side Letter No. 2, dated as of October 17, 2008, between ILFC and *.
11. Estoppel and Acceptance Certificate dated as of March 24, 2006.
12. Assignment of Rights (Airframe), dated as of March 24, 2006, between ILFC and *, consented to by Airbus S.A.S.
13. Assignment Agreement (Engine), dated as of March 24, 2006, among ILFC, * and *.
A319-100 aircraft bearing serial number 2704
1. Aircraft Lease Agreement, dated as of April 30, 2004, between *, as Lessee, and International Lease Finance Corporation (“ILFC”), as Lessor
2. Global Side Letter No. 1, dated as of April 30, 2004, between ILFC and *.
3. Letter Agreement No. 1 to Aircraft Lease Agreement, dated as of April 30, 2004, between ILFC and *.
4. Letter dated as of August 5, 2004, between ILFC and *.
5. Global Amendment to Aircraft Lease Agreements dated as of March 31, 2005, between ILFC and *.
6. Amendment No. 1 to Aircraft Lease Agreement dated as of March 31, 2005, between ILFC and *.
7. Amendment No. 2 to Aircraft Lease Agreement dated as of November 22, 2005, between ILFC and *.
8. Lease Termination Agreement, dated as of July 3, 2008, between ILFC and *. (Agreement did not terminate this lease, but it amends certain terms.)

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

9. Amendment #1 to Lease Termination Agreement dated as of July 30, 2008, between ILFC and *. (Agreement did not terminate this lease, but it amends certain terms.)
10. Global Side Letter No. 2, dated as of October 17, 2008, between ILFC and *.
11. Estoppel and Acceptance Certificate dated as of March 23, 2006.
12. Assignment of Rights (Airframe), dated as of March 23, 2006, between ILFC and *, consented to by Airbus S.A.S.
13. Assignment Agreement (Engine), dated as of March 23, 2006, among ILFC, * and *.
A319-100 aircraft bearing serial number 2679
1. Aircraft Lease Agreement, dated as of April 30, 2004, between *, as Lessee, and International Lease Finance Corporation (“ILFC”), as Lessor
2. Global Side Letter No. 1, dated as of April 30, 2004, between ILFC and *.
3. Letter Agreement No. 1 to Aircraft Lease Agreement, dated as of April 30, 2004, between ILFC and *.
4. Letter dated as of August 5, 2004, between ILFC and *.
5. Global Amendment to Aircraft Lease Agreements dated as of March 31, 2005, between ILFC and *.
6. Amendment No. 1 to Aircraft Lease Agreement dated as of March 31, 2005, between ILFC and *.
7. Amendment No. 2 to Aircraft Lease Agreement dated as of August 2, 2005, between ILFC and *.
8. Amendment No. 3 to Aircraft Lease Agreement, dated as of November 22, 2005 between ILFC and *.
9. Lease Termination Agreement, dated as of July 3, 2008, between ILFC and *. (Agreement did not terminate this lease, but it amends certain terms.)
10. Amendment #1 to Lease Termination Agreement dated as of July 30, 2008, between ILFC and *. (Agreement did not terminate this lease, but it amends certain terms.)

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

11. Global Side Letter No. 2, dated as of October 17, 2008, between ILFC and *.
12. Estoppel and Acceptance Certificate dated as of February 7, 2006.
13. Assignment of Rights (Airframe), dated as of February 7, 2006, between ILFC and *, consented to by AVSA, S.A.R.L.
14. Assignment Agreement (Engine), dated as of February 7, 2006, among ILFC, * and *.
A319-100 aircraft bearing serial number 2673
1. Aircraft Lease Agreement, dated as of April 30, 2004, *, as Lessee, and International Lease Finance Corporation (“ILFC”), as Lessor
2. Global Side Letter No. 1, dated as of April 30, 2004, between ILFC and *.
3. Letter Agreement No. 1 to Aircraft Lease Agreement, dated as of April 30, 2004, between ILFC and *.
4. Letter dated as of August 5, 2004, between ILFC and *.
5. Global Amendment to Aircraft Lease Agreements dated as of March 31, 2005, between ILFC and *.
6. Amendment No. 1 to Aircraft Lease Agreement dated as of March 31, 2005, between ILFC and *.
7. Amendment No. 2 to Aircraft Lease Agreement dated as of November 22, 2005, between ILFC and *.
8. Lease Termination Agreement, dated as of July 3, 2008, between ILFC and *. (Agreement did not terminate this lease, but it amends certain terms.)
9. Amendment #1 to Lease Termination Agreement dated as of July 30, 2008, between ILFC and *. (Agreement did not terminate this lease, but it amends certain terms.)
10. Amendment No. 3 to Aircraft Lease Agreement dated as of September 8, 2008, between ILFC and *.
11. Global Side Letter No. 2, dated as of October 17, 2008, between ILFC and *.
12. Estoppel and Acceptance Certificate dated as of February 2, 2006.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

13. Assignment of Rights (Airframe), dated as of February 2, 2006, between ILFC and *, consented to by AVSA, S.A.R.L.
14. Assignment Agreement (Engine), dated as of February 2, 2006, among ILFC, * and *.
A319-100 aircraft bearing serial number 2490
1. Aircraft Lease Agreement, dated as of April 30, 2004, between *, as Lessee, and International Lease Finance Corporation (“ILFC”), as Lessor
2. Global Side Letter No. 1, as of April 30, 2004, between ILFC and *.
3. Letter Agreement No. 1 to Aircraft Lease Agreement, dated as of April 30, 2004, between ILFC and *.
4. Letter dated as of August 5, 2004, between ILFC and *.
5. Global Amendment to Aircraft Lease Agreements, dated as of March 31, 2005, between ILFC and *.
6. Lease Termination Agreement, dated as of July 3, 2008, between ILFC and *. (Agreement did not terminate this lease, but it amends certain terms.)
7. Amendment #1 to Lease Termination Agreement, dated as of July 30, 2008, between ILFC and *. (Agreement did not terminate this lease, but it amends certain terms.)
8. Global Side Letter No. 2, dated as of October 17, 2008, between ILFC and *.
9. Estoppel and Acceptance Certificate dated as of June 24, 2005.
10. Assignment of Rights (Airframe), dated as of June 24, 2005, between ILFC and *, consented to by AVSA, S.A.R.L.
11. Assignment Agreement (Engine), dated as of June 24, 2005, among ILFC, * and *.
A319-100 aircraft bearing serial number 2485
1. Aircraft Lease Agreement, dated as of April 30, 2004, between *, as Lessee, and International Lease Finance Corporation (“ILFC”), as Lessor
2. Global Side Letter No. 1, dated as of April 30, 2004, between ILFC and *.
3. Letter Agreement No. 1 to Aircraft Lease Agreement, dated as of April 30, 2004, between ILFC and *.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4. Letter dated as of August 5, 2004, between ILFC and *.
5. Global Amendment to Aircraft Lease Agreements, dated as of March 31, 2005, between ILFC and *.
6. Lease Termination Agreement, dated as of July 3, 2008, between ILFC and *. (Agreement did not terminate this lease, but it amends certain terms.)
7. Amendment #1 to Lease Termination Agreement, dated as of July 30, 2008, between ILFC and *. (Agreement did not terminate this lease, but it amends certain terms.)
8. Global Side Letter No. 2, dated as of October 17, 2008, between ILFC and *.
9. Estoppel and Acceptance Certificate dated as of June 21, 2005.
10. Assignment of Rights (Airframe), dated as of June 21, 2005, between ILFC and *, consented to by AVSA, S.A.R.L.
11. Assignment Agreement (Engine), dated as of June 21, 2005, among ILFC, * and *.
A319-100 aircraft bearing serial number 2473
1. Aircraft Lease Agreement, dated as of April 30, 2004, between *, as Lessee, and International Lease Finance Corporation (“ILFC”), as Lessor
2. Global Side Letter No. 1 to Aircraft Lease Agreements dated as of April 30, 2004, between ILFC and *.
3. Letter Agreement No. 1 to Aircraft Lease Agreement, dated as of April 30, 2004, between ILFC and *.
4. Letter dated as of August 5, 2004, between ILFC and *.
5. Global Amendment to Aircraft Lease Agreements, dated as of March 31, 2005, between ILFC and *.
6. Lease Termination Agreement, dated as of July 3, 2008, between ILFC and *. (Agreement did not terminate this lease, but it amends certain terms.)
7. Amendment #1 to Lease Termination Agreement dated as of July 30, 2008, between ILFC and *. (Agreement did not terminate this lease, but it amends certain terms.)
8. Global Side Letter No. 2, dated as of October 17, 2008, between ILFC and *.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

9. Estoppel and Acceptance Certificate dated as of May 31, 2005.
10. Assignment of Rights (Airframe), dated as of May 31, 2005, between ILFC and *, consented to by AVSA, S.A.R.L.
11. Assignment Agreement (Engine), dated as of May 31, 2005, among ILFC, * and *.
A319-100 aircraft bearing serial number 2470
1. Aircraft Lease Agreement, dated as of April 30, 2004 between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee.
2. Letter Agreement No. 1 to Aircraft Lease Agreement, dated as of April 30, 2004 between ILFC and *.
3. Global Side Letter No. 1 to Aircraft Lease Agreements, dated as of April 30, 2004 between ILFC and *.
4. Manual Customization Letter Agreement, dated as of August 5, 2004 between ILFC and *.
5. Global Amendment to Aircraft Lease Agreements, dated as of March 31, 2005 between ILFC and *.
6. Lease Termination Agreement, dated as of July 03, 2008 between ILFC and *. (Agreement did not terminate this lease, but it amends certain terms.)
7. Amendment #1 to Lease Termination Agreement, dated as of July 30, 2008 between ILFC and *. (Agreement did not terminate this lease, but it amends certain terms.)
8. Global Side Letter No. 2 to Aircraft Lease Agreements, dated as of October 17, 2008 between ILFC and *.
9. Estoppel and Acceptance Certificate dated as of May 23, 2005.
10. Assignment of Rights (Airframe), dated as of May 23, 2005 between ILFC and *, consented to by AVSA, S.A.R.L.
11. Assignment Agreement (Engines), dated as of May 23, 2005 between ILFC and *, consented to by IAE International Aero AG.
A319-100 aircraft bearing serial number 2433
1. Aircraft Lease Agreement, dated as of April 30, 2004 between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2. Global Side Letter No. 1 to Aircraft Lease Agreement, dated as of April 30, 2004 between ILFC and *.
3. Letter Agreement No. 1 to Aircraft Lease Agreement, dated as of April 30, 2004 between ILFC and *.
4. Manual Customization Letter Agreement, dated as of August 5, 2004 between ILFC and *.
5. Global Amendment to Aircraft Lease Agreements, dated as of March 31, 2005 between ILFC and *.
6. Lease Termination Agreement, dated as of July 03, 2008 between ILFC and *. (Agreement did not terminate this lease, but it amends certain terms.)
7. Amendment Number #1 to Lease Termination Agreement, dated as of July 30, 2008 between ILFC and *. (Agreement did not terminate this lease, but it amends certain terms.)
8. Global Side Letter No. 2 to Aircraft Lease Agreement, dated as of October 17, 2008 between ILFC and *.
9. Estoppel and Acceptance Certificate dated as of March 29, 2005.
10. Assignment of Rights (Airframe), dated as of March 29, 2005 between ILFC and *, consented to by AVSA, S.A.R.L.
11. Assignment of Rights (Engines), dated as of March 29, 2005 between ILFC and *, consented to by IAE International Aero Engines AG.
A319-100 aircraft bearing serial number 2590
1. Aircraft Lease Agreement, dated as of April 30, 2004 between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee.
2. Global Side Letter No.1 to Aircraft Lease Agreements, dated as of April 30, 2004 between ILFC and *.
3. Letter Agreement No.1 to Aircraft Lease Agreement, dated as of April 30, 2004 between ILFC and *.
4. Manual Customization Letter Agreement, dated as of August 5, 2004 between ILFC and *.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5. Global Amendment to Aircraft Lease Agreements, dated March 31, 2005 between ILFC and *.
6. Lease Termination Agreement, dated as of July 03, 2008 between ILFC and *. (Agreement did not terminate this lease, but it amends certain terms.)
7. Amendment #1 to Lease Termination Agreement, dated as of July 30, 2008 between ILFC and *.(Agreement did not terminate this lease, but it amends certain terms.)
8. Global Side Letter No. 2 to Aircraft Lease Agreements, dated as of October 17, 2008 between ILFC and *.
9. Estoppel and Acceptance Certificate dated as of June 6, 2005.
10. Assignment of Rights (Airframe), dated as of June 6, 2005 between ILFC and *, consented to by AVSA, S.A.R.L.
11. Assignment Agreement (Engines), dated as of June 6, 2005 between ILFC and *, consented to by IAE International Aero Engines AG.
A319-100 aircraft bearing serial number 2476
1. Aircraft Lease Agreement, dated as of April 30, 2004 between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee.
2. Global Side Letter No.1 to Aircraft Lease Agreement, dated as of April 30, 2004 between ILFC and *.
3. Letter Agreement No.1 to Aircraft Lease Agreement, dated as of April 30, 2004 between ILFC and *.
4. Manual Customization Letter Agreement, dated as of August 5, 2004 between ILFC and *.
5. Global Amendment to Aircraft Lease Agreements, dated March 31, 2005 between ILFC and *.
6. Lease Termination Agreement, dated as of July 03, 2008 between ILFC and *. (Agreement did not terminate this lease, but it amends certain terms.)
7. Amendment #1 to Lease Termination Agreement, dated as of July 30, 2008 between ILFC and *.(Agreement did not terminate this lease, but it amends certain terms.)
8. Global Side Letter No. 2 to Aircraft Lease Agreement, dated as of October 17, 2008 between ILFC and *.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

9. Estoppel and Acceptance Certificate dated as of June 6, 2005.
10. Assignment of Rights (Airframe), dated as of June 6, 2005 between ILFC and *, consented to by AVSA, S.A.R.L.
11. Assignment Agreement (Engines), dated as of June 6, 2005 between ILFC and *, consented to by IAE International Aero Engines AG.
*
A319-100 aircraft bearing serial number 2458
1. Aircraft Lease Agreement, dated as of August 31, 2004, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee.
2. Side Letter Number One to Aircraft Lease Agreement, dated as of August 31, 2004, between ILFC and *.
3. Assignment, Assumption and Amendment Agreement, dated as of September 26, 2007, among ILFC, *, and *.
4. Estoppel and Acceptance Certificate dated as of May 12, 2005.
5. Assignment of Rights (Airframe), dated as of May 12, 2005, between ILFC and *, consented to by AVSA, S.A.R.L.
6. Assignment Agreement (Engines), dated as of May 12, 2005, between ILFC and *, consented to by IAE International Aero Enginges AG (“IAE”).
7. Assignment of Rights (Airframe), dated as of September 26, 2007, between ILFC and *, consented to by Airbus S.A.S.
8. Assignment Agreement (Engines), dated as of September 26, 2007, between ILFC and *, consented to by IAE.
A320-200 aircraft bearing serial number 2430
1. Aircraft Lease Agreement, dated as of August 31, 2004, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee.
2. Side Letter Number One to Aircraft Lease Agreement, dated as of August 31, 2004, between ILFC and *.
3. Amendment No. 1 to Aircraft Lease Agreement, dated as of October 4, 2004, between ILFC and *.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4. Assignment, Assumption and Amendment Agreement, dated as of September 26, 2007, among ILFC, *, and *.
5. Estoppel and Acceptance Certificate dated as of May 6, 2005.
6. Assignment of Rights (Airframe), dated as of May 6, 2005, between ILFC and *, consented to by AVSA, S.A.R.L.
7. Assignment Agreement (Engines), dated as of May 6, 2005, between ILFC and *, consented to by IAE International Aero Enginges AG (“IAE”).
8. Assignment of Rights (Airframe), dated as of September 26, 2007, between ILFC and *, consented to by Airbus S.A.S.
9. Assignment Agreement (Engines), dated as of September 26, 2007, between ILFC and *, consented to by IAE.
A320-200 aircraft bearing serial number 2422
1. Aircraft Lease Agreement, dated as of August 31, 2004, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee.
2. Side Letter Number One to Aircraft Lease Agreement, dated as of August 31, 2004, between ILFC and *.
3. Assignment, Assumption and Amendment Agreement, dated as of September 26, 2007, among ILFC, *, and *.
4. Estoppel and Acceptance Certificate dated as of April 28, 2005.
5. Assignment of Rights (Airframe), dated as of April 28, 2005, between ILFC and *t, consented to by AVSA, S.A.R.L.
6. Assignment Agreement (Engines), dated as of April 28, 2005, between ILFC and *, consented to by IAE International Aero Enginges AG (“IAE”).
7. Assignment of Rights (Airframe), dated as of September 26, 2007, between ILFC and *, consented to by Airbus S.A.S.
8. Assignment Agreement (Engines), dated as of September 26, 2007, between ILFC and *, consented to by IAE.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

A320-200 aircraft bearing serial number 2193
1. Aircraft Lease Agreement, dated as of January 16, 2004, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee.
2. Side Letter #1 to Aircraft Lease Agreement, dated as of January 16, 2004, between ILFC and *.
3. Assignment, Assumption and Amendment Agreement, dated as of September 26, 2007, among ILFC, *, and *.
4. Estoppel and Acceptance Certificate dated as of May 5, 2004.
5. Assignment of Rights (Airframe), dated as of May 5, 2004, between ILFC and *, consented to by AVSA, S.A.R.L.
6. Assignment of Rights (Engines), dated as of May 5, 2004, between ILFC and *, consented to by IAE International Aero Enginges AG (“IAE”).
7. Assignment of Rights (Airframe), dated as of September 26, 2007, between ILFC and *, consented to by Airbus S.A.S.
8. Assignment Agreement (Engines), dated as of September 26, 2007, between ILFC and *, consented to by IAE.
*
A319-100 aircraft bearing serial number 2723
1. Aircraft Lease Agreement, dated as of October 23, 2008, between ILFC Ireland Limited (“ILFC Ireland”), as Lessor, and *, as Lessee.
2. Aircraft Headlease Agreement, dated as of October 23, 2008, between International Lease Finance Corporation (“ILFC”), as Headlessor, and ILFC Ireland, as Headlessee.
3. Side Letter No. 1 to Aircraft Lease Agreement, dated as of October 23, 2008, between ILFC Ireland and *.
4. Global Amendment No. 1 to Aircraft Lease Agreement, dated as of March 27, 2009, between ILFC Ireland and *.
5. Estoppel and Acceptance Certificate dated as of December 1, 2008.
6. Estoppel and Acceptance Certificate (Headlease) dated as of December 1, 2008.
7. Assignment of Rights (Airframe), dated as of December 1, 2008, between ILFC and *, consented to by Airbus S.A.S.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

8. Assignment Agreement (Engines), dated as of December 1, 2008, among ILFC, * and *.
A319-100 aircraft bearing serial number 2698
1. Aircraft Lease Agreement, dated as of October 23, 2008, between ILFC Ireland Limited (“ILFC Ireland”), as Lessor, and *, as Lessee.
2. Aircraft Headlease Agreement, dated as of October 23, 2008, between International Lease Finance Corporation (“ILFC”), as Headlessor, and ILFC Ireland, as Headlessee.
3. Side Letter No. 1 to Aircraft Lease Agreement, dated as of October 23, 2008, between ILFC Ireland and *.
4. Global Amendment No. 1 to Aircraft Lease Agreements, dated as of March 27, 2009, between ILFC Ireland and *.
5. Estoppel and Acceptance Certificate (Headlease) dated as of December 1, 2008.
6. Estoppel and Acceptance Certificate dated as of December 1, 2008.
7. Assignment of Rights (Airframe), dated as of December 1, 2008, between ILFC and *, consented to by Airbus S.A.S.
8. Assignment Agreement (Engines), dated as of December 1, 2008, among ILFC, * and *.
A319-100 aircraft bearing serial number 2424
1. Aircraft Lease Agreement, dated as of December 12, 2008, between ILFC Ireland Limited (“ILFC Ireland”), as Lessor, and *, as Lessee.
2. Aircraft Headlease Agreement, dated as of December 12, 2008, between International Lease Finance Corporation (“ILFC”), as Headlessor, and ILFC Ireland, as Headlessee.
3. Side Letter No. 1 to Aircraft Lease Agreement, dated as of December 12, 2008, between ILFC Ireland and *.
4. Side Letter No. 2 to Aircraft Lease Agreement, dated as of January 9, 2009, between ILFC Ireland and *.
5. Global Amendment No. 1 to Aircraft Lease Agreement, dated as of March 27, 2009, between ILFC Ireland and *.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

6. Estoppel and Acceptance Certificate dated as of January 12, 2009.
7. Original Engine Estoppel and Acceptance Certificate dated as of March 6, 2009. (ESN V11886)
8. Assignment of Rights (Airframe), dated as of January 12, 2009, between ILFC and *, consented to by Airbus S.A.S.
9. Assignment Agreement (Engines), dated as of January 12, 2009, among ILFC, * and *.
*
B737-800 aircraft bearing serial number 30723
1. Aircraft Lease Agreement, dated as of July 17, 2006, between ILFC Ireland Limited (“ILFC Ireland”), as Lessor, and *, as Lessee.
2. Aircraft Headlease Agreement, dated as of July 17, 2006, between International Lease Finance Corporation (“ILFC”), as Lessor and ILFC Ireland Limited (“ILFC Ireland”), as Lessee.
3. Side Letter Number #1 Aircraft Lease Agreement, dated as of July 17, 2006, between ILFC Ireland and *.
4. Amendment No. One to Aircraft Lease Agreement, dated as of June 11, 2007, between ILFC Ireland and *.
5. Estoppel and Acceptance Certificate dated as of June 11, 2007.
6. Assignment of Rights (Airframe), dated as of June 11, 2007, between ILFC and *, consented to by The Boeing Company.
7. Assignment of Warranties (Engines), dated as of June 11, 2007, between ILFC and *.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE F

SCHEDULE 3.19(c)
CREDIT AGREEMENT
SUPPLEMENTAL POOL AIRCRAFT
SECTION A: SUPPLEMENTAL CAPE TOWN POOL AIRCRAFT

	Airframe
	Manufacturer and	Airframe	Engine Manufacturer and		Registration
#	Model	MSN	Model	Engine MSNs	Country

1	Boeing 767-300ER	30301	Pratt & Whitney PW4060	P727761, P727766	Bangladesh
2	Boeing 737-700	28253	CFM56-7B22	891284, 891286	China
3	Boeing 737-700	30657	CFM56-7B22	890439, 890440	China
4	Boeing 737-700	30727	CFM56-7B22	888675, 888679	India
5	Airbus A319-100	2784	IAE V2524-A5	V12296, V12297	Indonesia
6	Airbus A319-100	2797	IAE V2524-A5	V12298, V12299	Indonesia
7	Boeing 737-400	26316	CFM56-3C1	858177, 859173	Indonesia
8	Boeing 737-800	30033	CFM56-7B27/B1	888587, 888741	Indonesia
9	Boeing 737-800	30643	CFM56-7B27/B1	888844, 888902	Indonesia
10	Boeing 737-400	25376	CFM56-3C1	856801, 857762	Ireland
11	Boeing 767-300ER	29390	GE CF6-80C2-B6F	706428, 706429	Ireland
12	Boeing 737-700	30649	CFM56-7B24	888772, 888779	Oman
13	Boeing 737-800	30652	CFM56-7B26	889705, 889706	Oman
14	Boeing 737-800	30721	CFM56-7B26/3	894612, 894618	Oman
15	Boeing 737-800	35284	CFM56-7B26/3	896787, 896789	Oman
16	Boeing 737-800	35287	CFM56-7B26/3	896978, 896979	Oman
17	AirbusA330-200	462	Rolls-Royce TRENT 772B-60	41224, 41225	United Arab Emirates
18	Boeing 777-300	28687	Rolls-Royce TRENT 892-17	51416, 51417	United Arab Emirates
19	Boeing 777-300	29395	Rolls-Royce TRENT 892-17	51285, 51287	United Arab Emirates
20	Boeing 777-300	29396	Rolls-Royce TRENT 892-17	51378, 51379	United Arab Emirates
21	Boeing 777-300	32697	Rolls-Royce TRENT 892-17	51371, 51372	United Arab Emirates
22	Boeing 777-300	32699	Rolls-Royce TRENT 892-17	51397, 51398	United Arab Emirates

	Airframe
	Manufacturer and	Airframe	Engine Manufacturer and		Registration
#	Model	MSN	Model	Engine MSNs	Country

23	Airbus A319-100	1223	IAE V2524-A5	V10719, V10773	United States
24	Airbus A319-100	1281	IAE V2524-A5	V10778, V10779	United States
25	Airbus A319-100	1463	IAE V2524-A5	V10933, V10936	United States
26	Airbus A319-100	1866	CFM56-5B6/P	575504, 575505	United States
27	Airbus A319-100	1872	CFM56-5B6/P	575508, 575509	United States
28	Airbus A319-100	1882	CFM56-5B6/P	575516, 575517	United States
29	Airbus A319-100	1925	CFM56-5B6/P	575544, 575545	United States
30	Airbus A319-100	2198	CFM56-5B5/P	575780, 575783	United States
31	Airbus A319-100	2209	CFM56-5B5/P	575776, 575795	United States
32	Airbus A320-200	1110	IAE V2527-A5	V10620, V10621	United States
33	Airbus A320-200	1156	IAE V2527-A5	V10655, V10658	United States
34	Airbus A320-200	1452	IAE V2527-A5	V10943, V10946	United States
35	Boeing 737-400	25110	CFM56-3C1	857807, 857808	United States
36	Boeing 737-700	28262	CFM56-7B22	890962, 890967	United States
37	Boeing 737-700	29363	CFM56-7B22	890649, 891646	United States
38	Boeing 737-700	30662	CFM56-7B24	890573, 890577	United States
39	Boeing 737-700	30663	CFM56-7B24	890584, 890585	United States
40	Boeing 737-700	33786	CFM56-7B22	890620, 891616	United States
41	Boeing 737-700	33787	CFM56-7B22	890658, 891654	United States
42	Boeing 737-700	33791	CFM56-7B22	890954, 891938	United States
43	Boeing 737-700	33792	CFM56-7B22	890976, 890977	United States
44	Boeing 737-800	28237	CFM56-7B26	888197, 888201	United States
45	Boeing 737-800	30032	CFM56-7B27	889643, 889654	United States
46	Boeing 737-800	30039	CFM56-7B26	877654, 889548	United States
47	Boeing 737-800	30675	CFM56-7B26	888459, 888586	United States
48	Boeing 737-800	30689	CFM56-7B27	889493, 889494	United States
49	Boeing 757-200ER	26277	Rolls-Royce RB211-535E4	31328, 31331	United States
50	Boeing 777-200ER	28678	GE90-90B	900323, 900324	United States
51	Boeing 777-200ER	28679	GE90-90B	900329, 900330	United States
52	Boeing 777-200ER	28689	GE90-94B	900359, 900360	United States
53	Boeing 777-200ER	28692	GE90-94B	900353, 900354	United States

SECTION B: SUPPLEMENTAL GENEVA POOL AIRCRAFT

	Airframe
	Manufacturer and	Airframe	Engine Manufacturer and		Registration
#	Model	MSN	Model	Engine MSNs	Country

1	Airbus 319-100	3614	IAE V2524-A5	V13014, V13016	Aruba
2	Airbus 319-100	1884	CFM56-5B6/P	575514, 575515	Bahrain
3	Airbus 319-100	1901	CFM56-5B6/P	575532, 575533	Bahrain
4	Airbus 330-200	529	Rolls-Royce TRENT 772B-60	41255, 41258	Bahrain
5	Airbus 319-100	2279	CFM56-5B5/P	575885, 575888	France
6	Airbus 319-100	3065	CFM56-5B7/P	697182, 697183	France
7	Airbus A320-200	1924	CFM56-5B4/P	575534, 575535	France
8	Airbus A320-200	1949	CFM56-5B4/P	575554, 575555	France
9	Airbus A320-200	2721	CFM56-5B4/P	577526, 577530	France
10	Airbus A321-100	517	CFM56-5B1/2P	779148, 779226	France
11	Airbus A321-100	535	CFM56-5B1/2P	779224, 779287	France
12	Airbus A321-200	1658	CFM56-5B3/P	575331, 575335	France
13	Airbus A321-200	3051	CFM56-5B3/P	697174, 697175	France
14	Airbus A321-200	3372	CFM56-5B3/3	697515, 697607	France
15	Airbus A321-200	3399	CFM56-5B3/3	697634, 697635	France
16	Airbus A321-200	3401	CFM56-5B3/3	697629, 697672	France
17	Airbus A321-200	3419	CFM56-5B3/3	697663, 697669	France
18	Airbus A321-200	3441	CFM56-5B3/3	697456, 697685	France
19	Airbus A330-200	458	CF6-80E1-A3	811168, 811169	France
20	Airbus A330-200	465	CF6-80E1-A3	811170, 811171	France
21	Airbus A330-200	501	Rolls-Royce TRENT 772B-60	41230, 41231	France
22	Airbus A330-200	503	GE CF6-80E1-A3	811201, 811202	France
23	Airbus A330-200	519	GE CF6-80E1-A3	811218, 811219	France
24	Airbus A330-200	584	GE CF6-80E1-A3	811248, 811249	France
25	Airbus A330-200	635	Rolls-Royce TRENT 772B-60	41308, 41309	France
26	Boeing 737-800	35279	CFM56-7B26/3	896551, 896552	France
27	Boeing 747-400	32868	GE CF6-80C2-B1F	706539, 706540, 706541, 706542	France
28	Boeing 747-400	32869	GE CF6-80C2-B1F	706551, 706552, 706553, 706554	France
29	Boeing 747-400	32871	GE CF6-80C2-B1F	706623, 706624, 706625, 706626	France
30	Boeing 747-400ERF	32867	GE CF6-80C2-B5F	706514, 706515, 706516, 706517	France

	Airframe
	Manufacturer and	Airframe	Engine Manufacturer and		Registration
#	Model	MSN	Model	Engine MSNs	Country

31	Boeing 747-400ERF	32870	GE CF6-80C2-B5F	706627, 706628, 706629, 706630	France
32	Boeing 767-300ER	29388	GE CF6-80C2-B6F	Pending	France
33	Boeing 777-200ER	28683	GE90-94B	900355, 900356	France
34	Boeing 777-200ER	28684	GE90-94B	900367, 900369	France
35	Boeing 777-200ER	29402	Pratt & Whitney PW4090	P222225, P222226	France
36	Boeing 777-200ER	32308	GE90-94B	900363, 900364	France
37	Boeing 777-200ER	32698	GE90-94B	900373, 900374	France
48	Boeing 777-300ER	32711	GE90-115BG01	906131, 906132	France
39	Boeing 777-300ER	32723	GE90-115BG01	906108, 906109	France
40	Boeing 777-300ER	32724	GE90-115BG01	906112, 906113	France
41	Boeing 777-300ER	32725	GE90-115BG01	906134, 906137	France
42	Boeing 777-300ER	32850	GE90-115BG01	906129, 906130	France
43	Boeing 777-300ER	32852	GE90-115BG01	906143, 906144	France
44	Boeing 777-300ER	35297	GE90-115BG02	906377, 906378	France
45	Boeing 777-300ER	35783	GE90-115BG02	906621, 906622	France
46	Airbus A330-200	739	Pratt & Whitney PW4168A	P733595, P733596	Germany
47	Airbus A330-200	911	Pratt & Whitney PW4168A	P733657, P733658	Germany
48	Airbus A319-100	2383	IAE V2524-A5	V11839, V11854	Germany
49	Airbus A321-200	1966	CFM56-5B3/P	575584, 575585	Germany
50	Boeing 737-700	30642	CFM56-7B22	888870, 888873	Germany
51	Boeing B737-700	30717	CFM56-7B20	894604, 894555	Germany
52	Boeing B737-800	30724	CFM56-7B26/3	894672, 894680	Germany
53	Airbus A320-200	3033	IAE V2527-A5	V12523, V12525	Greece
54	Airbus A320-200	3066	IAE V2527-A6	V12538, V12553	Greece
55	Airbus A320-200	3074	IAE V2527-A7	V12546, V12555	Greece
56	Airbus A330-200	822	Pratt & Whitney PW4168A	P733621, P733622	Italy
57	Airbus A330-200	811	GE CF6-80E1-A3	811404, 811406	Netherlands
58	Boeing 777-200ER	29399	GE90-94B	900459, 900461	Netherlands
59	Boeing 777-200ER	32720	GE90-94B	900478, 900480	Netherlands
60	Boeing 777-200ER	32721	GE90-94B	900499, 900500	Netherlands
61	Boeing 777-200ER	35295	GE90-94B	900491, 900492	Netherlands
62	Boeing 777-200ER	28691	GE90-94B	900434, 900435	Netherlands
63	Boeing 777-200ER	29397	GE90-94B	900423, 900424	Netherlands
64	Boeing 777-200ER	32704	GE90-94B	900446, 900449	Netherlands
65	Boeing 777-200ER	32705	GE90-94B	900456, 900457	Netherlands

SECTION C: SUPPLEMENTAL NON-TREATY POOL AIRCRAFT

	Airframe
	Manufacturer and	Airframe	Engine Manufacturer and		Registration
#	Model	MSN	Model	Engine MSNs	Country

1	Boeing B737-800	30658	CFM56-7B26	890450, 890451	Australia
2	Boeing B737-800	30665	CFM56-7B26	890690, 890691	Australia
3	Boeing B737-800	32798	CFM56-7B26	890765, 890766	Australia
4	Airbus A320-200	1777	CFM56-5B4/P	575399, 575400	Bermuda
5	Airbus A320-200	3446	CFM56-5B4/3	697693, 697695	Bermuda
6	Airbus A320-200	3473	CFM56-5B4/3	697697, 697721	Bermuda
7	Airbus A320-200	3490	CFM56-5B4/3	697750, 697751	Bermuda
8	Airbus A320-200	3494	CFM56-5B4/3	697758, 697759	Bermuda
9	Airbus A321-200	1720	CFM56-5B3/P	575383, 575384	Bermuda
10	Boeing 737-500	25790	CFM56-3C1	727140, 727434	Bermuda
11	Boeing 737-800	28245	CFM56-7B27/B1	888797, 888843	Bermuda
12	Boeing 737-800	28247	CFM56-7B26	888742, 888928	Bermuda
13	Boeing 737-800	30640	CFM56-7B27/B1	888637, 888864	Bermuda
14	Boeing 757-200ER	26332	Pratt & Whitney PW2037	P727154, P727267	Bermuda
15	Boeing 757-200ER	27351	Pratt & Whitney PW2040	P727145, P727148	Bermuda
16	Boeing 767-300ER	27959	GE CF6-80C2-B6F	704276, 704981	Bermuda
17	Boeing 767-300ER	27960	GE CF6-80C2-B6F	704327, 704420	Bermuda
18	Airbus A320-200	1874	CFM56-5B4/P	575483, 575487	Canada
19	Boeing B777-300ER	35298	GE90-115BG02	906315, 906316	Canada
20	Boeing B777-300ER	35784	GE90-115BG02	906641, 906642	Canada
21	Airbus A320-200	3361	CFM56-5B4/3	697512, 697591	Cayman Islands
22	Airbus A320-200	3396	CFM56-5B4/3	697619, 697620	Cayman Islands
23	Airbus A320-200	3425	CFM56-5B4/3	697655, 697660	Cayman Islands

	Airframe
	Manufacturer and	Airframe	Engine Manufacturer and		Registration
#	Model	MSN	Model	Engine MSNs	Country

24	Airbus A320-200	3475	CFM56-5B4/3	697727, 697731	Cayman Islands
25	Airbus A330-200	505	Rolls Royce TRENT 772B-60	41239, 41240	Cyprus
26	Airbus A330-200	526	Rolls Royce TRENT 772B-60	41257, 41259	Cyprus
27	Boeing B737-800	30654	CFM56-7B27	890387, 890388	Cyprus
28	Boeing B737-800	30671	CFM56-7B27	890411, 890413	Cyprus
29	Boeing B737-800	32796	CFM56-7B27	890337, 890338	Cyprus
30	Boeing B737-800	33699	CFM56-7B27	890398, 891414	Cyprus
31	Airbus A319-100	2124	CFM56-5B6/2P	575927, 575928	Finland
32	Airbus A320-200	1913	CFM56-5B4/2P	575913, 575914	Finland
33	Airbus A321-200	1978	CFM56-5B3/2P	575920, 575921	Finland
34	Airbus A321-200	2208	CFM56-5B3/2P	575929, 575930	Finland
35	Airbus A330-300	581	Rolls Royce TRENT 772B-60	41187, 41288	Hong Kong
36	Airbus A330-300	679	Rolls Royce TRENT 772-60	41340, 41341	Hong Kong
37	Airbus A330-300	692	Rolls Royce TRENT 772B-60	41348, 41349	Hong Kong
38	Airbus A330-300	716	Rolls Royce TRENT 772B-60	41357, 41358	Hong Kong
39	Airbus A330-300	741	Rolls Royce TRENT 772B-60	41380, 41381	Hong Kong
40	Airbus A330-300	786	Rolls Royce TRENT 772B-60	41417, 41418	Hong Kong
41	Boeing B737-800	35274	CFM56-7B24/3	896420, 897396	Hong Kong
42	Boeing B737-800	35276	CFM56-7B24/3	896513, 896514	Hong Kong
43	Boeing B737-800	35285	CFM56-7B24/3	896958, 896961	Hong Kong
44	Boeing B777-300ER	34432	GE90-115BG04	906373, 906382	Hong Kong
45	Boeing B777-300ER	35299	GE90-115BG04	906354, 906381	Hong Kong
46	Boeing B777-300ER	35301	GE90-115BG04	906474, 906475	Hong Kong
47	Airbus A319-100	3428	IAE V2524-A5	V12867, V12871	Jordan
48	Airbus A319-100	3685	IAE V2524-A5	V13066, V13068	Jordan
49	Airbus A321-200	2793	IAE V2533-A5	V12305, V12307	Jordan
50	Airbus A321-200	3458	IAE V2533-A5	V12892, V12894	Jordan
51	Airbus A321-200	3522	IAE V2533-A5	V12931, V12933	Jordan
52	Airbus A319-100	2113	CFM56-5B5/P	575724, 575725	Malta
53	Airbus A319-100	2122	CFM56-5B5/P	575732, 575740	Malta
54	Airbus A319-100	2332	CFM56-5B5/P	577137, 577138	Malta
55	Airbus A319-100	2382	CFM56-5B5/P	577172, 577184	Malta

	Airframe
	Manufacturer and	Airframe	Engine Manufacturer and		Registration
#	Model	MSN	Model	Engine MSNs	Country

56	Airbus A320-200	2142	CFM56-5B4/P	575701, 575703	Malta
57	Airbus A320-200	2189	CFM56-5B4/P	575790, 575792	Malta
58	Airbus A320-200	2291	CFM56-5B4/P	577104, 577114	Malta
59	Airbus A320-200	2665	CFM56-5B4/P	577469, 577470	Malta
60	Airbus A320-200	2768	CFM56-5B4/P	577580, 577581	Malta
61	Airbus A320-200	3056	CFM56-5B4/P	697159, 697160	Malta
62	Airbus A320-200	3068	CFM56-5B4/P	697157, 697158	Malta
63	Airbus A320-200	2173	IAE V2527-A5	V11634, V11636	New Zealand
64	Airbus A320-200	2594	IAE V2527-A5	V12087, V12089	New Zealand
65	Boeing B777-200ER	29401	Rolls Royce TRENT 895-17	51485, 51486	New Zealand
66	Boeing B777-200ER	29403	Rolls Royce TRENT 895-17	51504, 51508	New Zealand
67	Boeing B777-200ER	29404	Rolls Royce TRENT 895-17	51477, 51478	New Zealand
68	Boeing B777-200ER	32712	Rolls Royce TRENT 895-17	51489, 51490	New Zealand
69	Airbus A320-200	2761	CFM56-5B4/P	577572, 577573	Spain
70	Airbus A320-200	2785	CFM56-5B4/P	577594, 577596	Spain
71	Airbus A320-200	2794	CFM56-5B4/P	577621, 577625	Spain
72	Airbus A320-200	2798	CFM56-5B4/P	577623, 577626	Spain
73	Airbus A320-200	2988	CFM56-5B4/P	577851, 577852	Spain
74	Airbus A320-200	3083	CFM56-5B4/P	697193, 697198	Spain
75	Airbus A330-200	814	GE CF6-80E1-A4B	811407, 811408	Spain
76	Airbus A330-300	725	GE CF6-80E1-A4	811349, 811350	Taiwan
77	Airbus A319-100	2389	IAE V2522-A5	V11855, V11856	United Kingdom
78	Airbus A319-100	2429	IAE V2522-A5	V11877, V11887	United Kingdom
79	Airbus A319-100	2720	IAE V2522-A5	V12236, V12238	United Kingdom
80	Airbus A340-600	706	Rolls Royce TRENT 556-61	71342, 71343, 71344, 71363	United Kingdom
81	Airbus A340-600	723	Rolls Royce TRENT 556-61	71362, 71364, 71365, 71369	United Kingdom
82	Boeing B737-700	30687	CFM56-7B24	894609, 894610	United Kingdom
83	Boeing B737-700	30710	CFM56-7B24	894464, 894467	United Kingdom
84	Boeing B737-800	30040	CFM56-7B27	892344, 892346	United Kingdom
85	Boeing B737-800	32841	CFM56-7B27	893370, 893371	United Kingdom
86	Airbus A330-200	625	Rolls Royce TRENT 772B-60	41296, 41297	Yemen
87	Airbus A330-200	632	Rolls Royce TRENT 772B-60	41303, 41304	Yemen
88	Boeing B737-800	30730	CFM56-7B27/3	894901, 895884	Yemen

SCHEDULE G

SCHEDULE 3.19(c)
AMENDED AND RESTATED CREDIT AGREEMENT
SUPPLEMENTAL POOL AIRCRAFT
SECTION A: SUPPLEMENTAL CAPE TOWN POOL AIRCRAFT

	Airframe
	Manufacturer and	Airframe	Engine Manufacturer and		Registration
#	Model	MSN	Model	Engine MSNs	Country

1	Boeing 767-300ER	30301	Pratt & Whitney PW4060	P727761, P727766	Bangladesh
2	Boeing 737-700	28253	CFM56-7B22	891284, 891286	China
3	Boeing 737-700	30657	CFM56-7B22	890439, 890440	China
4	Boeing 737-700	30727	CFM56-7B22	888675, 888679	India
5	Airbus A319-100	2784	IAE V2524-A5	V12296, V12297	Indonesia
6	Airbus A319-100	2797	IAE V2524-A5	V12298, V12299	Indonesia
7	Boeing 737-400	26316	CFM56-3C1	858177, 859173	Indonesia
8	Boeing 737-800	30033	CFM56-7B27/B1	888587, 888741	Indonesia
9	Boeing 737-800	30643	CFM56-7B27/B1	888844, 888902	Indonesia
10	Boeing 737-400	25376	CFM56-3C1	856801, 857762	Ireland
11	Boeing 767-300ER	29390	GE CF6-80C2-B6F	706428, 706429	Ireland
12	Boeing 737-700	30649	CFM56-7B24	888772, 888779	Oman
13	Boeing 737-800	30652	CFM56-7B26	889705, 889706	Oman
14	Boeing 737-800	30721	CFM56-7B26/3	894612, 894618	Oman
15	Boeing 737-800	35284	CFM56-7B26/3	896787, 896789	Oman
16	Boeing 737-800	35287	CFM56-7B26/3	896978, 896979	Oman
17	AirbusA330-200	462	Rolls-Royce TRENT 772B-60	41224, 41225	United Arab Emirates
18	Boeing 777-300	28687	Rolls-Royce TRENT 892-17	51416, 51417	United Arab Emirates
19	Boeing 777-300	29395	Rolls-Royce TRENT 892-17	51285, 51287	United Arab Emirates
20	Boeing 777-300	29396	Rolls-Royce TRENT 892-17	51378, 51379	United Arab Emirates
21	Boeing 777-300	32697	Rolls-Royce TRENT 892-17	51371, 51372	United Arab Emirates
22	Boeing 777-300	32699	Rolls-Royce TRENT 892-17	51397, 51398	United Arab Emirates
23	Airbus A319-100	1223	IAE V2524-A5	V10719, V10773	United States
24	Airbus A319-100	1281	IAE V2524-A5	V10778, V10779	United States
25	Airbus A319-100	1463	IAE V2524-A5	V10933, V10936	United States
26	Airbus A319-100	1866	CFM56-5B6/P	575504, 575505	United States

	Airframe
	Manufacturer and	Airframe	Engine Manufacturer and		Registration
#	Model	MSN	Model	Engine MSNs	Country

27	Airbus A319-100	1872	CFM56-5B6/P	575508, 575509	United States
28	Airbus A319-100	1882	CFM56-5B6/P	575516, 575517	United States
29	Airbus A319-100	1925	CFM56-5B6/P	575544, 575545	United States
30	Airbus A319-100	2198	CFM56-5B5/P	575780, 575783	United States
31	Airbus A319-100	2209	CFM56-5B5/P	575776, 575795	United States
32	Airbus A320-200	1110	IAE V2527-A5	V10620, V10621	United States
33	Airbus A320-200	1156	IAE V2527-A5	V10655, V10658	United States
34	Airbus A320-200	1452	IAE V2527-A5	V10943, V10946	United States
35	Boeing 737-400	25110	CFM56-3C1	857807, 857808	United States
36	Boeing 737-700	28262	CFM56-7B22	890962, 890967	United States
37	Boeing 737-700	29363	CFM56-7B22	890649, 891646	United States
38	Boeing 737-700	30662	CFM56-7B24	890573, 890577	United States
39	Boeing 737-700	30663	CFM56-7B24	890584, 890585	United States
40	Boeing 737-700	33786	CFM56-7B22	890620, 891616	United States
41	Boeing 737-700	33787	CFM56-7B22	890658, 891654	United States
42	Boeing 737-700	33791	CFM56-7B22	890954, 891938	United States
43	Boeing 737-700	33792	CFM56-7B22	890976, 890977	United States
44	Boeing 737-800	28237	CFM56-7B26	888197, 888201	United States
45	Boeing 737-800	30032	CFM56-7B27	889643, 889654	United States
46	Boeing 737-800	30039	CFM56-7B26	877654, 889548	United States
47	Boeing 737-800	30675	CFM56-7B26	888459, 888586	United States
48	Boeing 737-800	30689	CFM56-7B27	889493, 889494	United States
49	Boeing 757-200ER	26277	Rolls-Royce RB211-535E4	31328, 31331	United States
50	Boeing 777-200ER	28678	GE90-90B	900323, 900324	United States
51	Boeing 777-200ER	28679	GE90-90B	900329, 900330	United States
52	Boeing 777-200ER	28689	GE90-94B	900359, 900360	United States
53	Boeing 777-200ER	28692	GE90-94B	900353, 900354	United States

SECTION B: SUPPLEMENTAL GENEVA POOL AIRCRAFT

	Airframe
	Manufacturer and	Airframe	Engine Manufacturer and		Registration
#	Model	MSN	Model	Engine MSNs	Country

1	Airbus 319-100	3614	IAE V2524-A5	V13014, V13016	Aruba
2	Airbus 319-100	1884	CFM56-5B6/P	575514, 575515	Bahrain
3	Airbus 319-100	1901	CFM56-5B6/P	575532, 575533	Bahrain
4	Airbus 330-200	529	Rolls-Royce TRENT 772B-60	41255, 41258	Bahrain
5	Airbus 319-100	2279	CFM56-5B5/P	575885, 575888	France
6	Airbus 319-100	3065	CFM56-5B7/P	697182, 697183	France
7	Airbus A320-200	1924	CFM56-5B4/P	575534, 575535	France
8	Airbus A320-200	1949	CFM56-5B4/P	575554, 575555	France
9	Airbus A320-200	2721	CFM56-5B4/P	577526, 577530	France
10	Airbus A321-100	517	CFM56-5B1/2P	779148, 779226	France
11	Airbus A321-100	535	CFM56-5B1/2P	779224, 779287	France
12	Airbus A321-200	1658	CFM56-5B3/P	575331, 575335	France
13	Airbus A321-200	3051	CFM56-5B3/P	697174, 697175	France
14	Airbus A321-200	3372	CFM56-5B3/3	697515, 697607	France
15	Airbus A321-200	3399	CFM56-5B3/3	697634, 697635	France
16	Airbus A321-200	3401	CFM56-5B3/3	697629, 697672	France
17	Airbus A321-200	3419	CFM56-5B3/3	697663, 697669	France
18	Airbus A321-200	3441	CFM56-5B3/3	697456, 697685	France
19	Airbus A330-200	458	CF6-80E1-A3	811168, 811169	France
20	Airbus A330-200	465	CF6-80E1-A3	811170, 811171	France
21	Airbus A330-200	501	Rolls-Royce TRENT 772B-60	41230, 41231	France
22	Airbus A330-200	503	GE CF6-80E1-A3	811201, 811202	France
23	Airbus A330-200	519	GE CF6-80E1-A3	811218, 811219	France
24	Airbus A330-200	584	GE CF6-80E1-A3	811248, 811249	France
25	Airbus A330-200	635	Rolls-Royce TRENT 772B-60	41308, 41309	France
26	Boeing 737-800	35279	CFM56-7B26/3	896551, 896552	France
27	Boeing 747-400	32868	GE CF6-80C2-B1F	706539, 706540, 706541, 706542	France
28	Boeing 747-400	32869	GE CF6-80C2-B1F	706551, 706552, 706553, 706554	France
29	Boeing 747-400	32871	GE CF6-80C2-B1F	706623, 706624, 706625, 706626	France
30	Boeing 747-400ERF	32867	GE CF6-80C2-B5F	706514, 706515, 706516, 706517	France
31	Boeing 747-400ERF	32870	GE CF6-80C2-B5F	706627, 706628, 706629, 706630	France
32	Boeing 767-300ER	29388	GE CF6-80C2-B6F	Pending	France

	Airframe
	Manufacturer and	Airframe	Engine Manufacturer and		Registration
#	Model	MSN	Model	Engine MSNs	Country

33	Boeing 777-200ER	28683	GE90-94B	900355, 900356	France
34	Boeing 777-200ER	28684	GE90-94B	900367, 900369	France
35	Boeing 777-200ER	29402	Pratt & Whitney PW4090	P222225, P222226	France
36	Boeing 777-200ER	32308	GE90-94B	900363, 900364	France
37	Boeing 777-200ER	32698	GE90-94B	900373, 900374	France
38	Boeing 777-300ER	32711	GE90-115BG01	906131, 906132	France
39	Boeing 777-300ER	32723	GE90-115BG01	906108, 906109	France
40	Boeing 777-300ER	32724	GE90-115BG01	906112, 906113	France
41	Boeing 777-300ER	32725	GE90-115BG01	906134, 906137	France
42	Boeing 777-300ER	32850	GE90-115BG01	906129, 906130	France
43	Boeing 777-300ER	32852	GE90-115BG01	906143, 906144	France
44	Boeing 777-300ER	35297	GE90-115BG02	906377, 906378	France
45	Boeing 777-300ER	35783	GE90-115BG02	906621, 906622	France
46	Airbus A330-200	739	Pratt & Whitney PW4168A	P733595, P733596	Germany
47	Airbus A330-200	911	Pratt & Whitney PW4168A	P733657, P733658	Germany
48	Airbus A319-100	2383	IAE V2524-A5	V11839, V11854	Germany
49	Airbus A321-200	1966	CFM56-5B3/P	575584, 575585	Germany
50	Boeing 737-700	30642	CFM56-7B22	888870, 888873	Germany
51	Boeing B737-700	30717	CFM56-7B20	894604, 894555	Germany
52	Boeing B737-800	30724	CFM56-7B26/3	894672, 894680	Germany
53	Airbus A320-200	3033	IAE V2527-A5	V12523, V12525	Greece
54	Airbus A320-200	3066	IAE V2527-A6	V12538, V12553	Greece
55	Airbus A320-200	3074	IAE V2527-A7	V12546, V12555	Greece
56	Airbus A330-200	822	Pratt & Whitney PW4168A	P733621, P733622	Italy
57	Airbus A330-200	811	GE CF6-80E1-A3	811404, 811406	Netherlands
58	Boeing 777-200ER	29399	GE90-94B	900459, 900461	Netherlands
59	Boeing 777-200ER	32720	GE90-94B	900478, 900480	Netherlands
60	Boeing 777-200ER	32721	GE90-94B	900499, 900500	Netherlands
61	Boeing 777-200ER	35295	GE90-94B	900491, 900492	Netherlands
62	Boeing 777-200ER	28691	GE90-94B	900434, 900435	Netherlands
63	Boeing 777-200ER	29397	GE90-94B	900423, 900424	Netherlands
64	Boeing 777-200ER	32704	GE90-94B	900446, 900449	Netherlands
65	Boeing 777-200ER	32705	GE90-94B	900456, 900457	Netherlands

SECTION C: SUPPLEMENTAL NON-TREATY POOL AIRCRAFT

	Airframe
	Manufacturer and	Airframe	Engine Manufacturer and		Registration
#	Model	MSN	Model	Engine MSNs	Country

1	Boeing B737-800	30658	CFM56-7B26	890450, 890451	Australia
2	Boeing B737-800	30665	CFM56-7B26	890690, 890691	Australia
3	Boeing B737-800	32798	CFM56-7B26	890765, 890766	Australia
4	Airbus A320-200	1777	CFM56-5B4/P	575399, 575400	Bermuda
5	Airbus A320-200	3446	CFM56-5B4/3	697693, 697695	Bermuda
6	Airbus A320-200	3473	CFM56-5B4/3	697697, 697721	Bermuda
7	Airbus A320-200	3490	CFM56-5B4/3	697750, 697751	Bermuda
8	Airbus A320-200	3494	CFM56-5B4/3	697758, 697759	Bermuda
9	Airbus A321-200	1720	CFM56-5B3/P	575383, 575384	Bermuda
10	Boeing 737-500	25790	CFM56-3C1	727140, 727434	Bermuda
11	Boeing 737-800	28245	CFM56-7B27/B1	888797, 888843	Bermuda
12	Boeing 737-800	28247	CFM56-7B26	888742, 888928	Bermuda
13	Boeing 737-800	30640	CFM56-7B27/B1	888637, 888864	Bermuda
14	Boeing 757-200ER	26332	Pratt & Whitney PW2037	P727154, P727267	Bermuda
15	Boeing 757-200ER	27351	Pratt & Whitney PW2040	P727145, P727148	Bermuda
16	Boeing 767-300ER	27959	GE CF6-80C2-B6F	704276, 704981	Bermuda
17	Boeing 767-300ER	27960	GE CF6-80C2-B6F	704327, 704420	Bermuda
18	Airbus A320-200	1874	CFM56-5B4/P	575483, 575487	Canada
19	Boeing B777-300ER	35298	GE90-115BG02	906315, 906316	Canada
20	Boeing B777-300ER	35784	GE90-115BG02	906641, 906642	Canada
21	Airbus A320-200	3361	CFM56-5B4/3	697512, 697591	Cayman Islands
22	Airbus A320-200	3396	CFM56-5B4/3	697619, 697620	Cayman Islands
23	Airbus A320-200	3425	CFM56-5B4/3	697655, 697660	Cayman Islands
24	Airbus A320-200	3475	CFM56-5B4/3	697727, 697731	Cayman Islands
25	Airbus A330-200	505	Rolls Royce TRENT 772B-60	41239, 41240	Cyprus

	Airframe
	Manufacturer and	Airframe	Engine Manufacturer and		Registration
#	Model	MSN	Model	Engine MSNs	Country

26	Airbus A330-200	526	Rolls Royce TRENT 772B-60	41257, 41259	Cyprus
27	Boeing B737-800	30654	CFM56-7B27	890387, 890388	Cyprus
28	Boeing B737-800	30671	CFM56-7B27	890411, 890413	Cyprus
29	Boeing B737-800	32796	CFM56-7B27	890337, 890338	Cyprus
30	Boeing B737-800	33699	CFM56-7B27	890398, 891414	Cyprus
31	Airbus A319-100	2124	CFM56-5B6/2P	575927, 575928	Finland
32	Airbus A320-200	1913	CFM56-5B4/2P	575913, 575914	Finland
33	Airbus A321-200	1978	CFM56-5B3/2P	575920, 575921	Finland
34	Airbus A321-200	2208	CFM56-5B3/2P	575929, 575930	Finland
35	Airbus A330-300	581	Rolls Royce TRENT 772B-60	41187, 41288	Hong Kong
36	Airbus A330-300	679	Rolls Royce TRENT 772-60	41340, 41341	Hong Kong
37	Airbus A330-300	692	Rolls Royce TRENT 772B-60	41348, 41349	Hong Kong
38	Airbus A330-300	716	Rolls Royce TRENT 772B-60	41357, 41358	Hong Kong
39	Airbus A330-300	741	Rolls Royce TRENT 772B-60	41380, 41381	Hong Kong
40	Airbus A330-300	786	Rolls Royce TRENT 772B-60	41417, 41418	Hong Kong
41	Boeing B737-800	35274	CFM56-7B24/3	896420, 897396	Hong Kong
42	Boeing B737-800	35276	CFM56-7B24/3	896513, 896514	Hong Kong
43	Boeing B737-800	35285	CFM56-7B24/3	896958, 896961	Hong Kong
44	Boeing B777-300ER	34432	GE90-115BG04	906373, 906382	Hong Kong
45	Boeing B777-300ER	35299	GE90-115BG04	906354, 906381	Hong Kong
46	Boeing B777-300ER	35301	GE90-115BG04	906474, 906475	Hong Kong
47	Airbus A319-100	3428	IAE V2524-A5	V12867, V12871	Jordan
48	Airbus A319-100	3685	IAE V2524-A5	V13066, V13068	Jordan
49	Airbus A321-200	2793	IAE V2533-A5	V12305, V12307	Jordan
50	Airbus A321-200	3458	IAE V2533-A5	V12892, V12894	Jordan
51	Airbus A321-200	3522	IAE V2533-A5	V12931, V12933	Jordan
52	Airbus A319-100	2113	CFM56-5B5/P	575724, 575725	Malta
53	Airbus A319-100	2122	CFM56-5B5/P	575732, 575740	Malta
54	Airbus A319-100	2332	CFM56-5B5/P	577137, 577138	Malta
55	Airbus A319-100	2382	CFM56-5B5/P	577172, 577184	Malta
56	Airbus A320-200	2142	CFM56-5B4/P	575701, 575703	Malta
57	Airbus A320-200	2189	CFM56-5B4/P	575790, 575792	Malta

	Airframe
	Manufacturer and	Airframe	Engine Manufacturer and		Registration
#	Model	MSN	Model	Engine MSNs	Country

58	Airbus A320-200	2291	CFM56-5B4/P	577104, 577114	Malta
59	Airbus A320-200	2665	CFM56-5B4/P	577469, 577470	Malta
60	Airbus A320-200	2768	CFM56-5B4/P	577580, 577581	Malta
61	Airbus A320-200	3056	CFM56-5B4/P	697159, 697160	Malta
62	Airbus A320-200	3068	CFM56-5B4/P	697157, 697158	Malta
63	Airbus A320-200	2173	IAE V2527-A5	V11634, V11636	New Zealand
64	Airbus A320-200	2594	IAE V2527-A5	V12087, V12089	New Zealand
65	Boeing B777-200ER	29401	Rolls Royce TRENT 895-17	51485, 51486	New Zealand
66	Boeing B777-200ER	29403	Rolls Royce TRENT 895-17	51504, 51508	New Zealand
67	Boeing B777-200ER	29404	Rolls Royce TRENT 895-17	51477, 51478	New Zealand
68	Boeing B777-200ER	32712	Rolls Royce TRENT 895-17	51489, 51490	New Zealand
69	Airbus A320-200	2761	CFM56-5B4/P	577572, 577573	Spain
70	Airbus A320-200	2785	CFM56-5B4/P	577594, 577596	Spain
71	Airbus A320-200	2794	CFM56-5B4/P	577621, 577625	Spain
72	Airbus A320-200	2798	CFM56-5B4/P	577623, 577626	Spain
73	Airbus A320-200	2988	CFM56-5B4/P	577851, 577852	Spain
74	Airbus A320-200	3083	CFM56-5B4/P	697193, 697198	Spain
75	Airbus A330-200	814	GE CF6-80E1-A4B	811407, 811408	Spain
76	Airbus A330-300	725	GE CF6-80E1-A4	811349, 811350	Taiwan
77	Airbus A319-100	2389	IAE V2522-A5	V11855, V11856	United Kingdom
78	Airbus A319-100	2429	IAE V2522-A5	V11877, V11887	United Kingdom
79	Airbus A319-100	2720	IAE V2522-A5	V12236, V12238	United Kingdom
80	Airbus A340-600	706	Rolls Royce TRENT 556-61	71342, 71343, 71344, 71363	United Kingdom
81	Airbus A340-600	723	Rolls Royce TRENT 556-61	71362, 71364, 71365, 71369	United Kingdom
82	Boeing B737-700	30687	CFM56-7B24	894609, 894610	United Kingdom
83	Boeing B737-700	30710	CFM56-7B24	894464, 894467	United Kingdom
84	Boeing B737-800	30040	CFM56-7B27	892344, 892346	United Kingdom
85	Boeing B737-800	32841	CFM56-7B27	893370, 893371	United Kingdom
86	Airbus A330-200	625	Rolls Royce TRENT 772B-60	41296, 41297	Yemen
87	Airbus A330-200	632	Rolls Royce TRENT 772B-60	41303, 41304	Yemen
88	Boeing B737-800	30730	CFM56-7B27/3	894901, 895884	Yemen

SCHEDULE H

SCHEDULE 3.19(d)
CREDIT AGREEMENT
SUPPLEMENTAL POOL AIRCRAFT LEASES
*
A320-200 aircraft bearing serial number 3066
Aircraft Lease Agreement, dated as of December 16, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A320-200 aircraft bearing serial number 3074
Aircraft Lease Agreement, dated as of December 16, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A320-200 aircraft bearing serial number 3033
Aircraft Lease Agreement, dated as of December 16, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
Boeing 767-300ER aircraft bearing serial number 27959
Aircraft Lease Agreement, dated as of March 31, 2005 (as amended and supplemented), between *, as Lessee and International Lease Finance Corporation, as Lessor.
Aircraft Headlease Agreement, dated as of March 31, 2005, between ILFC (Bermuda) III, Ltd., as Lessee and International Lease Finance Corporation, as Lessor.
Aircraft Intermediate Lease Agreement, dated as of March 31, 2005, between International Lease Finance Corporation, as Lessee and ILFC (Bermuda) III, Ltd., as Lessor.
Boeing 767-300ER aircraft bearing serial number 27960
Aircraft Lease Agreement, dated as of March 31, 2005 (as amended and supplemented), between *, as Lessee and International Lease Finance Corporation, as Lessor.
Aircraft Headlease Agreement, dated as of March 31, 2005, between ILFC (Bermuda) III, Ltd., as Lessee and International Lease Finance Corporation, as Lessor.
Aircraft Intermediate Lease Agreement, dated as of March 31, 2005, between International Lease Finance Corporation, as Lessee and ILFC (Bermuda) III, Ltd., as Lessor.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

*
B737-700 aircraft bearing serial number 30687
Aircraft Lease Agreement, dated as of March 4, 2010 (as amended and supplemented), between International Lease Finance Corporation, as Lessor and *, as Lessee
B737-700 aircraft bearing serial number 30710
Aircraft Lease Agreement, dated as of March 4, 2010 (as amended and supplemented), between International Lease Finance Corporation, as Lessor and *, as Lessee
*
B777-200ER aircraft bearing serial number 28689
Aircraft Lease Agreement, dated as of August 18, 2006 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B777-200ER aircraft bearing serial number 28692
Aircraft Lease Agreement, dated as of July 24, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B737-700 aircraft bearing serial number 33792
Aircraft Lease Agreement, dated as of February 06, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B737-700 aircraft bearing serial number 33791
Aircraft Lease Agreement, dated as of February 06, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B737-700 aircraft bearing serial number 33786
Aircraft Lease Agreement, dated as of February 06, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B737-700 aircraft bearing serial number 28262
Aircraft Lease Agreement, dated as of February 06, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B737-700 aircraft bearing serial number 29363
Aircraft Lease Agreement, dated as of February 06, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

B737-700 aircraft bearing serial number 33787

Aircraft Lease Agreement, dated as of February 06, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
A319-100 aircraft bearing serial number 3614
Aircraft Lease Agreement, dated as of July 25, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
Aircraft Headlease Agreement, dated as of July 18, 2007 between ILFC Aruba A.V.V., as Lessee, and International Lease Finance Corporation, as Lessor.
Intermediate Lease Agreement, dated as of July 18, 2007 between International Lease Finance Corporation, as Lessee, and ILFC Aruba A.V.V., as Lessor.
*
B777-200ER aircraft bearing serial number 29402
Aircraft Lease Agreement, dated as of May 07, 2004 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B777-300ER aircraft bearing serial number 35783
Aircraft Lease Agreement, dated as of September 20, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
A319-100 aircraft bearing serial number 2383
Aircraft Lease Agreement, dated as of March 28, 2006 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A321-200 aircraft bearing serial number 1966
Aircraft Lease Agreement, dated as of October 19, 2009 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B737-700 aircraft bearing serial number 30642
Aircraft Lease Agreement, dated as of November 27, 2006 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

*
A320-200 aircraft bearing serial number 1874

Aircraft Lease Agreement, dated as of December 14, 2000 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B777-300ER aircraft bearing serial number 35298
Aircraft Lease Agreement, dated as of March 31, 2006 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B777-300ER aircraft bearing serial number 35784
Aircraft Lease Agreement, dated as of November 15, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
A330-200 aircraft bearing serial number 814
Aircraft Lease Agreement, dated as of May 04, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
A320-200 aircraft bearing serial number 2768
Aircraft Lease Agreement, dated as of August 12, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A320-200 aircraft bearing serial number 3068
Aircraft Lease Agreement, dated as of September 19, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A320-200 aircraft bearing serial number 3056
Aircraft Lease Agreement, dated as of January 14, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A320-200 aircraft bearing serial number 2665
Aircraft Lease Agreement, dated as of January 14, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A320-200 aircraft bearing serial number 2291
Aircraft Lease Agreement, dated as of January 14, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

A320-200 aircraft bearing serial number 2189
Aircraft Lease Agreement, dated as of January 14, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A319-100 aircraft bearing serial number 2382
Aircraft Lease Agreement, dated as of March 31, 2002 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A319-100 aircraft bearing serial number 2332
Aircraft Lease Agreement, dated as of March 31, 2002 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A319-100 aircraft bearing serial number 2122
Aircraft Lease Agreement, dated as of March 31, 2002 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A319-100 aircraft bearing serial number 2113
Aircraft Lease Agreement, dated as of March 31, 2002 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A320-200 aircraft bearing serial number 2142
Aircraft Lease Agreement, dated as of January 14, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
Airbus A321-100 aircraft bearing serial number 535
Aircraft Lease Agreement, dated as of May 23, 2002 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
Airbus A321-100 aircraft bearing serial number 517
Aircraft Lease Agreement, dated as of February 13, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
A320-200 aircraft bearing serial number 2594
Aircraft Lease Agreement, dated as of October 30, 2002 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

B777-200ER aircraft bearing serial number 32712

Aircraft Lease Agreement, dated as of August 20, 2004 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B777-200ER aircraft bearing serial number 29404
Aircraft Lease Agreement, dated as of August 20, 2004 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B777-200ER aircraft bearing serial number 29401
Aircraft Lease Agreement, dated as of August 20, 2004 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A320-200 aircraft bearing serial number 2173
Aircraft Lease Agreement, dated as of October 30, 2002 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B777-200ER aircraft bearing serial number 29403
Aircraft Lease Agreement, dated as of August 20, 2004 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
Boeing 737-400 aircraft bearing serial number 25376
Aircraft Lease Agreement, dated as of December 7, 2006 (as amended and supplemented), between ILFC Ireland Limited, as Lessor, and *, as Lessee.
Aircraft Headlease Agreement, dated as of December 7, 2006, between International Lease Finance Corporation, as Lessor, and IFLC Ireland Limited, as Lessee.
*
B737-700 aircraft bearing serial number 30662
Aircraft Lease Agreement, dated as of December 16, 2002 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B737-700 aircraft bearing serial number 30663
Aircraft Lease Agreement, dated as of December 16, 2002 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
Boeing 757-200ER aircraft bearing serial number 26277
Aircraft Lease Agreement, dated as of January 22, 1990 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Boeing 737-400 aircraft bearing serial number 25110
Aircraft Lease Agreement, dated as of January 22, 1990 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
A321-200 aircraft bearing serial number 2793
Aircraft Lease Agreement, dated as of March 29, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A321-200 aircraft bearing serial number 3522
Aircraft Lease Agreement, dated as of February 15, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A319-100 aircraft bearing serial number 3685
Aircraft Lease Agreement, dated as of February 15, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A319-100 aircraft bearing serial number 3428
Aircraft Lease Agreement, dated as of February 15, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A321-200 aircraft bearing serial number 3458
Aircraft Lease Agreement, dated as of February 15, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
B737-800 aircraft bearing serial number 32841
Aircraft Lease Agreement, dated as of March 4, 2010 (as amended and supplemented), between Shrewsbury Aircraft Leasing Limited, as Lessor, and *, as Lessee.
*
A319-100 aircraft bearing serial number 2389
Aircraft Lease Agreement, dated as of October 17, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A319-100 aircraft bearing serial number 2429
Aircraft Lease Agreement, dated as of December 12, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

A319-100 aircraft bearing serial number 2720
Aircraft Lease Agreement, dated as of September 30, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
A330-300 aircraft bearing serial number 679
Aircraft Lease Agreement, dated as of March 15, 2004 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B777-300ER aircraft bearing serial number 35301
Aircraft Lease Agreement, dated as of December 16, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B777-300ER aircraft bearing serial number 34432
Aircraft Lease Agreement, dated as of December 16, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B777-300ER aircraft bearing serial number 35299
Aircraft Lease Agreement, dated as of December 16, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
A330-300 aircraft bearing serial number 725
Aircraft Lease Agreement, dated as of December 16, 2004 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
Boeing 737-700 aircraft bearing serial number 28253
Aircraft Lease Agreement, dated as of December 19, 2001 (as amended and supplemented), between *, as Lessee, International Lease Finance Corporation, as Lessor and *, as Consenting Party.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Boeing 737-700 aircraft bearing serial number 30657

Aircraft Lease Agreement, dated as of December 19, 2001 (as amended and supplemented), between *, as Lessee, International Lease Finance Corporation, as Lessor and *, as Consenting Party.
*
A319-100 aircraft bearing serial number 1866
Aircraft Lease Agreement, dated as of April 19, 2002 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A319-100 aircraft bearing serial number 1872
Aircraft Lease Agreement, dated as of April 19, 2002 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A319-100 aircraft bearing serial number 1882
Aircraft Lease Agreement, dated as of April 19, 2002 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A319-100 aircraft bearing serial number 1925
Aircraft Lease Agreement, dated as of April 19, 2002 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
B777-200ER aircraft bearing serial number 28678
Aircraft Lease Agreement, dated as of May 20, 1999 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B777-200ER aircraft bearing serial number 28679
Aircraft Lease Agreement, dated as of May 20, 1999 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
A330-200 aircraft bearing serial number 505
Aircraft Lease Agreement, dated as of May 30, 2001 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A330-200 aircraft bearing serial number 526
Aircraft Lease Agreement, dated as of May 30, 2001 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

*
B777-300 aircraft bearing serial number 28687
Aircraft Lease Agreement, dated as of November 19, 2000 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B777-300 aircraft bearing serial number 29396
Aircraft Lease Agreement, dated as of November 19, 2000 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B777-300 aircraft bearing serial number 32697
Aircraft Lease Agreement, dated as of November 19, 2000 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B777-300 aircraft bearing serial number 32699
Aircraft Lease Agreement, dated as of November 19, 2000 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A330-200 aircraft bearing serial number 462
Aircraft Lease Agreement, dated as of April 21, 2001 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B777-300 aircraft bearing serial number 29395
Aircraft Lease Agreement, dated as of September 18, 1999 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
B737-800 aircraft bearing serial number 30654
Aircraft Lease Agreement, dated as of November 16, 2001 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B737-800 aircraft bearing serial number 30671
Aircraft Lease Agreement, dated as of November 16, 2001 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

B737-800 aircraft bearing serial number 32796

Aircraft Lease Agreement, dated as of November 16, 2001 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B737-800 aircraft bearing serial number 33699
Aircraft Lease Agreement, dated as of November 16, 2001 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
A330-200 aircraft bearing serial number 822
Aircraft Lease Agreement, dated as of November 02, 2005 (as amended and supplemented), between ILFC Ireland Limited, as Lessor, and *, as Lessee.
Aircraft Headlease Agreement, dated as of November 02, 2005 between ILFC Ireland Limited, as Lessee, and International Lease Finance Corporation, as Lessor.
*
A319-100 aircraft bearing serial number 2124
Aircraft Lease Agreement, dated as of May 08, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A321-200 aircraft bearing serial number 2208
Aircraft Lease Agreement, dated as of February 12, 2002 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A321-200 aircraft bearing serial number 1978
Aircraft Lease Agreement, dated as of September 28, 2001 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A320-200 aircraft bearing serial number 1913
Aircraft Lease Agreement, dated as of February 12, 2002 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
A319-100 aircraft bearing serial number 2198
Aircraft Lease Agreement, dated as of December 05, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

A319-100 aircraft bearing serial number 2209
Aircraft Lease Agreement, dated as of December 05, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
Boeing 767-300ER aircraft bearing serial number 30301
Aircraft Lease Agreement, dated as of January 13, 2010 (as amended and supplemented), between *, as Lessee and International Lease Finance Corporation, as Lessor.
*
A319-100 aircraft bearing serial number 1901
Aircraft Lease Agreement, dated as of July 03, 2008 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A330-200 aircraft bearing serial number 529
Aircraft Lease Agreement, dated as of July 30, 2008 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A319-100 aircraft bearing serial number 1884
Aircraft Lease Agreement, dated as of July 03, 2008 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
B737-800 aircraft bearing serial number 35274
Aircraft Lease Agreement, dated as of April 24, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B737-800 aircraft bearing serial number 35276
Aircraft Lease Agreement, dated as of April 24, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B737-800 aircraft bearing serial number 35285
Aircraft Lease Agreement, dated as of April 24, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

A330-300 aircraft bearing serial number 716

Aircraft Lease Agreement, dated as of March 12, 2004 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A330-300 aircraft bearing serial number 741
Aircraft Lease Agreement, dated as of March 12, 2004 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A330-300 aircraft bearing serial number 692
Aircraft Lease Agreement, dated as of March 12, 2004 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A330-300 aircraft bearing serial number 581
Aircraft Lease Agreement, dated as of March 10, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A330-300 aircraft bearing serial number 786
Aircraft Lease Agreement, dated as of March 12, 2004 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
B737-700 aircraft bearing serial number 30727
Aircraft Lease Agreement, dated as of April 08, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
A320-200 aircraft bearing serial number 1452
Aircraft Lease Agreement, dated as of May 01, 2000 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A320-200 aircraft bearing serial number 1156
Aircraft Lease Agreement, dated as of June 15, 1999 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
A330-200 aircraft bearing serial number 811
Aircraft Lease Agreement, dated as of March 17, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

B777-200ER aircraft bearing serial number 35295

Aircraft Lease Agreement, dated as of December 20, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B777-200ER aircraft bearing serial number 32721
Aircraft Lease Agreement, dated as of March 17, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B777-200ER aircraft bearing serial number 29399
Aircraft Lease Agreement, dated as of January 10, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B777-200ER aircraft bearing serial number 32720
Aircraft Lease Agreement, dated as of March 17, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B777-200ER aircraft bearing serial number 32705
Aircraft Lease Agreement, dated as of January 10, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B777-200ER aircraft bearing serial number 28691
Aircraft Lease Agreement, dated as of January 10, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B777-200ER aircraft bearing serial number 29397
Aircraft Lease Agreement, dated as of January 10, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B777-200ER aircraft bearing serial number 32704
Aircraft Lease Agreement, dated as of January 10, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
A330-200 aircraft bearing serial number 739
Aircraft Lease Agreement, dated as of May 04, 2005 (as amended and supplemented), between ILFC Ireland Limited, as Lessor, and *, as Lessee.
Aircraft Headlease Agreement, dated as of May 04, 2005 between ILFC Ireland Limited, as Lessee, and International Lease Finance Corporation, as Lessor.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

A330-200 aircraft bearing serial number 911

Aircraft Lease Agreement, dated as of September 28, 2006 (as amended and supplemented), between ILFC Ireland Limited, as Lessor, and *, as Lessee.
Aircraft Headlease Agreement, dated as of September 28, 2006 between ILFC Ireland Limited, as Lessee, and International Lease Finance Corporation, as Lessor.
*
B737-800 aircraft bearing serial number 30039
Aircraft Lease Agreement, dated as of April 28, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B737-800 aircraft bearing serial number 30675
Aircraft Lease Agreement, dated as of June 20, 2008 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, *, as Lessee.
*
B737-800 aircraft bearing serial number 30040
Aircraft Lease Agreement, dated as of April 15, 2010 (as amended and supplemented), between Shrewsbury Aircraft Leasing Limited, as Lessor and *, as Lessee
*
B737-800 aircraft bearing serial number 30032
Aircraft Lease Agreement, dated as of August 02, 1999 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B737-800 aircraft bearing serial number 30689
Aircraft Lease Agreement, dated as of September 15, 2000 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B737-800 aircraft bearing serial number 28237
Aircraft Lease Agreement, dated as of February 05, 2009 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
A320-200 aircraft bearing serial number 3425
Aircraft Lease Agreement, dated as of September 24, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Aircraft Headlease Agreement, dated as of September 24, 2007 between ILFC Cayman LTD, as Lessee, and International Lease Finance Corporation, as Lessor.
Intermediate Lease Agreement, dated as of September 24, 2007 between International Lease Finance Corporation, as Lessee, and ILFC Cayman LTD, as Lessor.
A320-200 aircraft bearing serial number 3475
Aircraft Lease Agreement, dated as of September 24, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
Aircraft Headlease Agreement, dated as of September 24, 2007 between ILFC Cayman LTD, as Lessee, and International Lease Finance Corporation, as Lessor.
Intermediate Lease Agreement, dated as of September 24, 2007 between International Lease Finance Corporation, as Lessee, and ILFC Cayman LTD, as Lessor.
A320-200 aircraft bearing serial number 3361
Aircraft Lease Agreement, dated as of September 24, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
Aircraft Headlease Agreement, dated as of September 24, 2007 between ILFC Cayman LTD, as Lessee, and International Lease Finance Corporation, as Lessor.
Intermediate Lease Agreement, dated as of September 24, 2007 between International Lease Finance Corporation, as Lessee, and ILFC Cayman LTD, as Lessor.
A320-200 aircraft bearing serial number 3396
Aircraft Lease Agreement, dated as of September 24, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
Aircraft Headlease Agreement, dated as of September 24, 2007 between ILFC Cayman LTD, as Lessee, and International Lease Finance Corporation, as Lessor.
Intermediate Lease Agreement, dated as of September 24, 2007 between International Lease Finance Corporation, as Lessee, and ILFC Cayman LTD, as Lessor.
*
Boeing 757-200ER aircraft bearing serial number 26332
Aircraft Lease Agreement, dated as of July 24, 2008 (as amended and supplemented), between *, as Lessee and International Lease Finance Corporation, as Lessor.
Aircraft Headlease Agreement, dated as of July 24, 2008, between ILFC (Bermuda) III, Ltd., as Lessee and International Lease Finance Corporation, as Lessor.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Aircraft Intermediate Lease Agreement, dated as of July 24, 2008, between International Lease Finance Corporation, as Lessee and ILFC (Bermuda) III, Ltd., as Lessor.
Boeing 757-200ER aircraft bearing serial number 27351
Aircraft Lease Agreement, dated as of July 24, 2008 (as amended and supplemented), between *, as Lessee and International Lease Finance Corporation, as Lessor.
Aircraft Headlease Agreement, dated as of July 24, 2008, between ILFC (Bermuda) III, Ltd., as Lessee and International Lease Finance Corporation, as Lessor.
Aircraft Intermediate Lease Agreement, dated as of July 24, 2008, between International Lease Finance Corporation, as Lessee and ILFC (Bermuda) III, Ltd., as Lessor.
*
Boeing 757-200ER aircraft bearing serial number 26277
Aircraft Lease Agreement, dated as of June 24, 1993 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
B737-700 aircraft bearing serial number 30649
Aircraft Lease Agreement, dated as of April 18, 2001 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B737-800 aircraft bearing serial number 30652
Aircraft Lease Agreement, dated as of April 18, 2001 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B737-800 aircraft bearing serial number 30721
Aircraft Lease Agreement, dated as of June 29, 2006 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B737-800 aircraft bearing serial number 35284
Aircraft Lease Agreement, dated as of July 31, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B737-800 aircraft bearing serial number 35287
Aircraft Lease Agreement, dated as of July 31, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

*
Boeing 737-800 aircraft bearing serial number 28247

Aircraft Lease Agreement, dated as of June 18, 2008 (as amended and supplemented), between *, as Lessee and International Lease Finance Corporation, as Lessor.
Aircraft Headlease Agreement, dated as of June 18, 2008, between ILFC (Bermuda) III, Ltd., as Lessee and International Lease Finance Corporation, as Lessor.
Aircraft Intermediate Lease Agreement, dated as of June 18, 2008, between International Lease Finance Corporation, as Lessee and ILFC (Bermuda) III, Ltd., as Lessor.
Boeing 737-500 aircraft bearing serial number 25790
Aircraft Lease Agreement, dated as of April 5, 2006 (as amended and supplemented), between *, as Lessee and International Lease Finance Corporation, as Lessor.
Aircraft Headlease Agreement, dated as of April 5, 2006, between International Lease Finance Corporation, as Lessor and ILFC (Bermuda) III, Ltd., as Lessee.
Aircraft Intermediate Lease Agreement, dated as of April 5, 2006, between International Lease Finance Corporation, as Lessee and ILFC (Bermuda) III, Ltd., as Lessor.
*
Boeing 737-400 aircraft bearing serial number 26316
Aircraft Lease Agreement, dated as of July 27, 2000 (as amended and supplemented), between *, as Lessee and International Lease Finance Corporation, as Lessor.
B737-800 aircraft bearing serial number 30033
Aircraft Lease Agreement, dated as of June 27, 2008 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B737-800 aircraft bearing serial number 30643
Aircraft Lease Agreement, dated as of June 27, 2008 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
A319-100 aircraft bearing serial number 2784
Aircraft Lease Agreement, dated as of September 5, 2008 (as amended and supplemented), between Banque AIG, as Lessor, and *, as Lessee.
Lease Novation, dated as of August 21, 2009, among Banque AIG, as Existing Lessor, ILFC France S.A.R.L., as New Lessor, and *, as Lessee.
Aircraft Headlease Agreement, dated as of August 21, 2009, between ILFC France S.A.R.L., as Lessee, and International Lease Finance Corporation, as Lessor.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

A319-100 aircraft bearing serial number 2797

Aircraft Lease Agreement, dated as of September 5, 2008 (as amended and supplemented), between Banque AIG, as Lessor, and *, as Lessee.
Lease Novation, dated as of August 21, 2009, among Banque AIG, as Existing Lessor, ILFC France S.A.R.L., as New Lessor, and *, as Lessee.
Aircraft Headlease Agreement, dated as of August 21, 2009, between ILFC France S.A.R.L., as Lessee, and International Lease Finance Corporation, as Lessor.
*
A320-200 aircraft bearing serial number 3446
Aircraft Lease Agreement, dated as of April 12, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
Aircraft Headlease Agreement, dated as of April 12, 2007 between ILFC (Bermuda) III Ltd., as Lessee, and International Lease Finance Corporation, as Lessor.
Intermediate Lease Agreement, dated as of April 12, 2007 between International Lease Finance Corporation, as Lessee, and ILFC (Bermuda) III Ltd., as Lessor.
A320-200 aircraft bearing serial number 3494
Aircraft Lease Agreement, dated as of April 12, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
Aircraft Headlease Agreement, dated as of April 12, 2007 between ILFC (Bermuda) III Ltd., as Lessee, and International Lease Finance Corporation, as Lessor.
Intermediate Lease Agreement, dated as of April 12, 2007 between International Lease Finance Corporation, as Lessee, and ILFC (Bermuda) III Ltd., as Lessor.
A320-200 aircraft bearing serial number 3473
Aircraft Lease Agreement, dated as of April 12, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
Aircraft Headlease Agreement, dated as of April 12, 2007 between ILFC (Bermuda) III Ltd., as Lessee, and International Lease Finance Corporation, as Lessor.
Intermediate Lease Agreement, dated as of April 12, 2007 between International Lease Finance Corporation, as Lessee, and ILFC (Bermuda) III Ltd., as Lessor.
A320-200 aircraft bearing serial number 3490
Aircraft Lease Agreement, dated as of April 12, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
Aircraft Headlease Agreement, dated as of April 12, 2007 between ILFC (Bermuda) III Ltd., as Lessee, and International Lease Finance Corporation, as Lessor.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Intermediate Lease Agreement, dated as of April 12, 2007 between International Lease Finance Corporation, as Lessee, and ILFC (Bermuda) III Ltd., as Lessor.
Boeing 737-800 aircraft bearing serial number 28245
Aircraft Lease Agreement, dated as of June 17, 2008 (as amended and supplemented), between *, as Lessee and International Lease Finance Corporation, as Lessor.
Aircraft Headlease Agreement, dated as of June 17, 2008, between ILFC (Bermuda) III, Ltd., as Lessee and International Lease Finance Corporation, as Lessor.
Aircraft Intermediate Lease Agreement, dated as of June 17, 2008, between International Lease Finance Corporation, as Lessee, and ILFC (Bermuda) III, Ltd., as Lessor.
Boeing 737-800 aircraft bearing serial number 30640
Aircraft Lease Agreement, dated as of June 17, 2008 (as amended and supplemented), between *, as Lessee and International Lease Finance Corporation, as Lessor.
Aircraft Headlease Agreement, dated as of June 17, 2008, between ILFC (Bermuda) III, Ltd., as Lessee and International Lease Finance Corporation, as Lessor.
Aircraft Intermediate Lease Agreement, dated as of June 17, 2008, between International Lease Finance Corporation, as Lessee, and ILFC (Bermuda) III, Ltd., as Lessor.
*
A330-200 aircraft bearing serial number 503
Aircraft Lease Agreement, dated as of August 8, 2002 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and * as Lessee.
B747-400 aircraft bearing serial number 32867
Aircraft Lease Agreement, dated as of December 20, 2001 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and * as Lessee.
A320-200 aircraft bearing serial number 1924
Aircraft Lease Agreement, dated as of June 21, 2002 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A320-200 aircraft bearing serial number 1949
Aircraft Lease Agreement, dated as of June 21, 2002 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

B747-400 aircraft bearing serial number 32868

Aircraft Lease Agreement, dated as of December 20, 2001 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A330-200 aircraft bearing serial number 519
Aircraft Lease Agreement, dated as of May 19, 2000 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A321-200 aircraft bearing serial number 3399
Aircraft Lease Agreement, dated as of December 14, 2006 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A321-200 aircraft bearing serial number 3372
Aircraft Lease Agreement, dated as of December 14, 2006 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A319-100 aircraft bearing serial number 2279
Aircraft Lease Agreement, dated as of October 07, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A321-200 aircraft bearing serial number 3419
Aircraft Lease Agreement, dated as of September 27, 2006 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A321-200 aircraft bearing serial number 3401
Aircraft Lease Agreement, dated as of September 27, 2006 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B777-300ER aircraft bearing serial number 35297
Aircraft Lease Agreement, dated as of September 13, 2006 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A321-200 aircraft bearing serial number 3441
Aircraft Lease Agreement, dated as of June 01, 2006 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

A319-100 aircraft bearing serial number 3065

Aircraft Lease Agreement, dated as of December 16, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A321-200 aircraft bearing serial number 3051
Aircraft Lease Agreement, dated as of December 16, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A320-200 aircraft bearing serial number 2721
Aircraft Lease Agreement, dated as of July 21, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B747-400 aircraft bearing serial number 32869
Aircraft Lease Agreement, dated as of December 20, 2001 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B777-300ER aircraft bearing serial number 32724
Aircraft Lease Agreement, dated as of December 07, 2000 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B777-300ER aircraft bearing serial number 32711
Aircraft Lease Agreement, dated as of September 23, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B747-400ERF aircraft bearing serial number 32870
Aircraft Lease Agreement, dated as of September 17, 2001 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B777-300ER aircraft bearing serial number 32850
Aircraft Lease Agreement, dated as of March 07, 2002 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B777-300ER aircraft bearing serial number 32852
Aircraft Lease Agreement, dated as of January 23, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

B747-400 aircraft bearing serial number 32871

Aircraft Lease Agreement, dated as of January 23, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A330-200 aircraft bearing serial number 584
Aircraft Lease Agreement, dated as of January 23, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B777-300ER aircraft bearing serial number 32725
Aircraft Lease Agreement, dated as of July 01, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B777-300ER aircraft bearing serial number 32723
Aircraft Lease Agreement, dated as of December 07, 2000 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
Airbus A321-200 aircraft bearing serial number 1658
Aircraft Lease Agreement, dated as of December 20, 2001 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee
Airbus A330-200 aircraft bearing serial number 465
Aircraft Lease Agreement, dated as of May 19, 2000 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee
Airbus A330-200 aircraft bearing serial number 458
Aircraft Lease Agreement, dated as of May 19, 2000 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
Boeing 777-200ER aircraft bearing serial number 32698
Aircraft Lease Agreement, dated as of June 14, 2001 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
Boeing 777-200ER aircraft bearing serial number 32308
Aircraft Lease Agreement, dated as of December 20, 2001 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
Boeing 777-200ER aircraft bearing serial number 28684
Aircraft Lease Agreement, dated as of August 1, 2000 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Boeing 777-200ER aircraft bearing serial number 28683
Aircraft Lease Agreement, dated as of August 1, 2000 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
B767-300 aircraft bearing serial number 29390
Aircraft Lease Agreement, dated as of December 13, 2006 (as amended and supplemented), between ILFC Ireland Limited, as Lessor, and *, as Lessee.
Aircraft Headlease Agreement, dated as of December 13, 2006 between ILFC Ireland Limited, as Lessee, and International Lease Finance Corporation, as Lessor.
*
B737-700 aircraft bearing serial number 30717
Aircraft Lease Agreement, dated as of July 13, 2006 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
Airbus A321-200 aircraft bearing serial number 1720
Aircraft Lease Agreement, dated as of February 6, 2009 (as amended and supplemented), between ILFC Ireland Limited, as Lessor, and *, as Lessee.
Aircraft Headlease Agreement, dated as of February 6, 2009, between ILFC (Bermuda) III, Ltd., as Lessee and International Lease Finance Corporation, as Lessor.
Aircraft Intermediate Lease Agreement, dated as of February 6, 2009, between ILFC Ireland Limited, as Intermediate Lessee and ILFC (Bermuda) III, Ltd., as Intermediate Lessor.
Airbus A320-200 aircraft bearing serial number 1777
Aircraft Lease Agreement, dated as of February 6, 2009 (as amended and supplemented), between ILFC Ireland Limited, as Lessor, and *, as Lessee.
Aircraft Headlease Agreement, dated as of February 6, 2009, between ILFC (Bermuda) III, Ltd., as Lessee and International Lease Finance Corporation, as Lessor.
Aircraft Intermediate Lease Agreement, dated as of February 6, 2009, between ILFC Ireland Limited, as Intermediate Lessee and ILFC (Bermuda) III, Ltd., as Intermediate Lessor.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

*
A320-200 aircraft bearing serial number 1110

Aircraft Lease Agreement, dated as of September 07, 1999 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A319-100 aircraft bearing serial number 1223
Aircraft Lease Agreement, dated as of September 07, 1999 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A319-100 aircraft bearing serial number 1281
Aircraft Lease Agreement, dated as of September 07, 1999 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A319-100 aircraft bearing serial number 1463
Aircraft Lease Agreement, dated as of February 01, 2000 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
A340-600 aircraft bearing serial number 706
Aircraft Lease Agreement, dated as of March 05, 2004 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A340-600 aircraft bearing serial number 723
Aircraft Lease Agreement, dated as of March 05, 2004 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
B737-800 aircraft bearing serial number 30658
Aircraft Lease Agreement, dated as of May 08, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B737-800 aircraft bearing serial number 30665
Aircraft Lease Agreement, dated as of May 08, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B737-800 aircraft bearing serial number 32798
Aircraft Lease Agreement, dated as of May 08, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

*
A320-200 aircraft bearing serial number 2798
Aircraft Lease Agreement, dated as of April 22, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A320-200 aircraft bearing serial number 3083
Aircraft Lease Agreement, dated as of February 17, 2006 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A320-200 aircraft bearing serial number 2794
Aircraft Lease Agreement, dated as of April 22, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A320-200 aircraft bearing serial number 2785
Aircraft Lease Agreement, dated as of April 22, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A320-200 aircraft bearing serial number 2761
Aircraft Lease Agreement, dated as of April 22, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A320-200 aircraft bearing serial number 2988
Aircraft Lease Agreement, dated as of April 22, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
A330-200 aircraft bearing serial number 635
Aircraft Lease Agreement, dated as of December 16, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B737-800 aircraft bearing serial number 35279
Aircraft Lease Agreement, dated as of May 24, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
Airbus A330-200 aircraft bearing serial number 501
Aircraft Lease Agreement, dated as of July 12, 2001 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

*
B737-800 aircraft bearing serial number 30724
Aircraft Lease Agreement, dated as of January 24, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
B737-800 aircraft bearing serial number 30730
Aircraft Lease Agreement, dated as of December 11, 2006 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A330-200 aircraft bearing serial number 625
Aircraft Lease Agreement, dated as of August 03, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A330-200 aircraft bearing serial number 632
Aircraft Lease Agreement, dated as of August 03, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
Currently Off-Lease
Boeing 767-300ER aircraft bearing serial number 29388

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE I

SCHEDULE 3.19(d)
AMENDED AND RESTATED CREDIT AGREEMENT
SUPPLEMENTAL POOL AIRCRAFT LEASES
*
A320-200 aircraft bearing serial number 3066
Aircraft Lease Agreement, dated as of December 16, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A320-200 aircraft bearing serial number 3074
Aircraft Lease Agreement, dated as of December 16, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A320-200 aircraft bearing serial number 3033
Aircraft Lease Agreement, dated as of December 16, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
Boeing 767-300ER aircraft bearing serial number 27959
Aircraft Lease Agreement, dated as of March 31, 2005 (as amended and supplemented), between *, as Lessee and International Lease Finance Corporation, as Lessor.
Aircraft Headlease Agreement, dated as of March 31, 2005, between ILFC (Bermuda) III, Ltd., as Lessee and International Lease Finance Corporation, as Lessor.
Aircraft Intermediate Lease Agreement, dated as of March 31, 2005, between International Lease Finance Corporation, as Lessee and ILFC (Bermuda) III, Ltd., as Lessor.
Boeing 767-300ER aircraft bearing serial number 27960
Aircraft Lease Agreement, dated as of March 31, 2005 (as amended and supplemented), between *, as Lessee and International Lease Finance Corporation, as Lessor.
Aircraft Headlease Agreement, dated as of March 31, 2005, between ILFC (Bermuda) III, Ltd., as Lessee and International Lease Finance Corporation, as Lessor.
Aircraft Intermediate Lease Agreement, dated as of March 31, 2005, between International Lease Finance Corporation, as Lessee and ILFC (Bermuda) III, Ltd., as Lessor.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

*
B737-700 aircraft bearing serial number 30687
Aircraft Lease Agreement, dated as of March 4, 2010 (as amended and supplemented), between International Lease Finance Corporation, as Lessor and *, as Lessee
B737-700 aircraft bearing serial number 30710
Aircraft Lease Agreement, dated as of March 4, 2010 (as amended and supplemented), between International Lease Finance Corporation, as Lessor and *, as Lessee
*
B777-200ER aircraft bearing serial number 28689
Aircraft Lease Agreement, dated as of August 18, 2006 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and*, as Lessee.
B777-200ER aircraft bearing serial number 28692
Aircraft Lease Agreement, dated as of July 24, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B737-700 aircraft bearing serial number 33792
Aircraft Lease Agreement, dated as of February 06, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B737-700 aircraft bearing serial number 33791
Aircraft Lease Agreement, dated as of February 06, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B737-700 aircraft bearing serial number 33786
Aircraft Lease Agreement, dated as of February 06, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B737-700 aircraft bearing serial number 28262
Aircraft Lease Agreement, dated as of February 06, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B737-700 aircraft bearing serial number 29363
Aircraft Lease Agreement, dated as of February 06, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

B737-700 aircraft bearing serial number 33787
Aircraft Lease Agreement, dated as of February 06, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
A319-100 aircraft bearing serial number 3614
Aircraft Lease Agreement, dated as of July 25, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
Aircraft Headlease Agreement, dated as of July 18, 2007 between ILFC Aruba A.V.V., as Lessee, and International Lease Finance Corporation, as Lessor.
Intermediate Lease Agreement, dated as of July 18, 2007 between International Lease Finance Corporation, as Lessee, and ILFC Aruba A.V.V., as Lessor.
*
B777-200ER aircraft bearing serial number 29402
Aircraft Lease Agreement, dated as of May 07, 2004 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B777-300ER aircraft bearing serial number 35783
Aircraft Lease Agreement, dated as of September 20, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
A319-100 aircraft bearing serial number 2383
Aircraft Lease Agreement, dated as of March 28, 2006 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A321-200 aircraft bearing serial number 1966
Aircraft Lease Agreement, dated as of October 19, 2009 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B737-700 aircraft bearing serial number 30642
Aircraft Lease Agreement, dated as of November 27, 2006 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

*
A320-200 aircraft bearing serial number 1874
Aircraft Lease Agreement, dated as of December 14, 2000 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B777-300ER aircraft bearing serial number 35298
Aircraft Lease Agreement, dated as of March 31, 2006 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B777-300ER aircraft bearing serial number 35784
Aircraft Lease Agreement, dated as of November 15, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
A330-200 aircraft bearing serial number 814
Aircraft Lease Agreement, dated as of May 04, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
A320-200 aircraft bearing serial number 2768
Aircraft Lease Agreement, dated as of August 12, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A320-200 aircraft bearing serial number 3068
Aircraft Lease Agreement, dated as of September 19, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A320-200 aircraft bearing serial number 3056
Aircraft Lease Agreement, dated as of January 14, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A320-200 aircraft bearing serial number 2665
Aircraft Lease Agreement, dated as of January 14, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A320-200 aircraft bearing serial number 2291
Aircraft Lease Agreement, dated as of January 14, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

A320-200 aircraft bearing serial number 2189
Aircraft Lease Agreement, dated as of January 14, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A319-100 aircraft bearing serial number 2382
Aircraft Lease Agreement, dated as of March 31, 2002 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A319-100 aircraft bearing serial number 2332
Aircraft Lease Agreement, dated as of March 31, 2002 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A319-100 aircraft bearing serial number 2122
Aircraft Lease Agreement, dated as of March 31, 2002 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A319-100 aircraft bearing serial number 2113
Aircraft Lease Agreement, dated as of March 31, 2002 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A320-200 aircraft bearing serial number 2142
Aircraft Lease Agreement, dated as of January 14, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
Airbus A321-100 aircraft bearing serial number 535
Aircraft Lease Agreement, dated as of May 23, 2002 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
Airbus A321-100 aircraft bearing serial number 517
Aircraft Lease Agreement, dated as of February 13, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
A320-200 aircraft bearing serial number 2594
Aircraft Lease Agreement, dated as of October 30, 2002 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B777-200ER aircraft bearing serial number 32712
Aircraft Lease Agreement, dated as of August 20, 2004 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

B777-200ER aircraft bearing serial number 29404
Aircraft Lease Agreement, dated as of August 20, 2004 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B777-200ER aircraft bearing serial number 29401
Aircraft Lease Agreement, dated as of August 20, 2004 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A320-200 aircraft bearing serial number 2173
Aircraft Lease Agreement, dated as of October 30, 2002 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B777-200ER aircraft bearing serial number 29403
Aircraft Lease Agreement, dated as of August 20, 2004 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
Boeing 737-400 aircraft bearing serial number 25376
Aircraft Lease Agreement, dated as of December 7, 2006 (as amended and supplemented), between ILFC Ireland Limited, as Lessor, and *, as Lessee.
Aircraft Headlease Agreement, dated as of December 7, 2006, between International Lease Finance Corporation, as Lessor, and IFLC Ireland Limited, as Lessee.
*
B737-700 aircraft bearing serial number 30662
Aircraft Lease Agreement, dated as of December 16, 2002 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B737-700 aircraft bearing serial number 30663
Aircraft Lease Agreement, dated as of December 16, 2002 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
Boeing 757-200ER aircraft bearing serial number 26277
Aircraft Lease Agreement, dated as of January 22, 1990 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Boeing 737-400 aircraft bearing serial number 25110
Aircraft Lease Agreement, dated as of January 22, 1990 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
A321-200 aircraft bearing serial number 2793
Aircraft Lease Agreement, dated as of March 29, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A321-200 aircraft bearing serial number 3522
Aircraft Lease Agreement, dated as of February 15, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A319-100 aircraft bearing serial number 3685
Aircraft Lease Agreement, dated as of February 15, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A319-100 aircraft bearing serial number 3428
Aircraft Lease Agreement, dated as of February 15, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A321-200 aircraft bearing serial number 3458
Aircraft Lease Agreement, dated as of February 15, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
B737-800 aircraft bearing serial number 32841
Aircraft Lease Agreement, dated as of March 4, 2010 (as amended and supplemented), between Shrewsbury Aircraft Leasing Limited, as Lessor, and *, as Lessee.
*
A319-100 aircraft bearing serial number 2389
Aircraft Lease Agreement, dated as of October 17, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A319-100 aircraft bearing serial number 2429
Aircraft Lease Agreement, dated as of December 12, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

A319-100 aircraft bearing serial number 2720
Aircraft Lease Agreement, dated as of September 30, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
A330-300 aircraft bearing serial number 679
Aircraft Lease Agreement, dated as of March 15, 2004 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B777-300ER aircraft bearing serial number 35301
Aircraft Lease Agreement, dated as of December 16, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B777-300ER aircraft bearing serial number 34432
Aircraft Lease Agreement, dated as of December 16, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and * as Lessee.
B777-300ER aircraft bearing serial number 35299
Aircraft Lease Agreement, dated as of December 16, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
A330-300 aircraft bearing serial number 725
Aircraft Lease Agreement, dated as of December 16, 2004 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
Boeing 737-700 aircraft bearing serial number 28253
Aircraft Lease Agreement, dated as of December 19, 2001 (as amended and supplemented), between *, as Lessee, International Lease Finance Corporation, as Lessor and *, as Consenting Party.
Boeing 737-700 aircraft bearing serial number 30657
Aircraft Lease Agreement, dated as of December 19, 2001 (as amended and supplemented), between *, as Lessee, International Lease Finance Corporation, as Lessor and *, as Consenting Party.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

*
A319-100 aircraft bearing serial number 1866
Aircraft Lease Agreement, dated as of April 19, 2002 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A319-100 aircraft bearing serial number 1872
Aircraft Lease Agreement, dated as of April 19, 2002 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A319-100 aircraft bearing serial number 1882
Aircraft Lease Agreement, dated as of April 19, 2002 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A319-100 aircraft bearing serial number 1925
Aircraft Lease Agreement, dated as of April 19, 2002 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
B777-200ER aircraft bearing serial number 28678
Aircraft Lease Agreement, dated as of May 20, 1999 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B777-200ER aircraft bearing serial number 28679
Aircraft Lease Agreement, dated as of May 20, 1999 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
A330-200 aircraft bearing serial number 505
Aircraft Lease Agreement, dated as of May 30, 2001 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A330-200 aircraft bearing serial number 526
Aircraft Lease Agreement, dated as of May 30, 2001 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

*
B777-300 aircraft bearing serial number 28687
Aircraft Lease Agreement, dated as of November 19, 2000 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B777-300 aircraft bearing serial number 29396
Aircraft Lease Agreement, dated as of November 19, 2000 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B777-300 aircraft bearing serial number 32697
Aircraft Lease Agreement, dated as of November 19, 2000 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B777-300 aircraft bearing serial number 32699
Aircraft Lease Agreement, dated as of November 19, 2000 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A330-200 aircraft bearing serial number 462
Aircraft Lease Agreement, dated as of April 21, 2001 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B777-300 aircraft bearing serial number 29395
Aircraft Lease Agreement, dated as of September 18, 1999 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
B737-800 aircraft bearing serial number 30654
Aircraft Lease Agreement, dated as of November 16, 2001 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B737-800 aircraft bearing serial number 30671
Aircraft Lease Agreement, dated as of November 16, 2001 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

B737-800 aircraft bearing serial number 32796
Aircraft Lease Agreement, dated as of November 16, 2001 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B737-800 aircraft bearing serial number 33699
Aircraft Lease Agreement, dated as of November 16, 2001 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
A330-200 aircraft bearing serial number 822
Aircraft Lease Agreement, dated as of November 02, 2005 (as amended and supplemented), between ILFC Ireland Limited, as Lessor, and *, as Lessee.
Aircraft Headlease Agreement, dated as of November 02, 2005 between ILFC Ireland Limited, as Lessee, and International Lease Finance Corporation, as Lessor.
*
A319-100 aircraft bearing serial number 2124
Aircraft Lease Agreement, dated as of May 08, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A321-200 aircraft bearing serial number 2208
Aircraft Lease Agreement, dated as of February 12, 2002 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A321-200 aircraft bearing serial number 1978
Aircraft Lease Agreement, dated as of September 28, 2001 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A320-200 aircraft bearing serial number 1913
Aircraft Lease Agreement, dated as of February 12, 2002 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
A319-100 aircraft bearing serial number 2198
Aircraft Lease Agreement, dated as of December 05, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

A319-100 aircraft bearing serial number 2209
Aircraft Lease Agreement, dated as of December 05, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
Boeing 767-300ER aircraft bearing serial number 30301
Aircraft Lease Agreement, dated as of January 13, 2010 (as amended and supplemented), between *, as Lessee and International Lease Finance Corporation, as Lessor.
*
A319-100 aircraft bearing serial number 1901
Aircraft Lease Agreement, dated as of July 03, 2008 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and * as Lessee.
A330-200 aircraft bearing serial number 529
Aircraft Lease Agreement, dated as of July 30, 2008 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A319-100 aircraft bearing serial number 1884
Aircraft Lease Agreement, dated as of July 03, 2008 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
B737-800 aircraft bearing serial number 35274
Aircraft Lease Agreement, dated as of April 24, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B737-800 aircraft bearing serial number 35276
Aircraft Lease Agreement, dated as of April 24, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B737-800 aircraft bearing serial number 35285
Aircraft Lease Agreement, dated as of April 24, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A330-300 aircraft bearing serial number 716
Aircraft Lease Agreement, dated as of March 12, 2004 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

A330-300 aircraft bearing serial number 741
Aircraft Lease Agreement, dated as of March 12, 2004 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A330-300 aircraft bearing serial number 692
Aircraft Lease Agreement, dated as of March 12, 2004 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A330-300 aircraft bearing serial number 581
Aircraft Lease Agreement, dated as of March 10, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A330-300 aircraft bearing serial number 786
Aircraft Lease Agreement, dated as of March 12, 2004 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
B737-700 aircraft bearing serial number 30727
Aircraft Lease Agreement, dated as of April 08, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
A320-200 aircraft bearing serial number 1452
Aircraft Lease Agreement, dated as of May 01, 2000 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A320-200 aircraft bearing serial number 1156
Aircraft Lease Agreement, dated as of June 15, 1999 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
A330-200 aircraft bearing serial number 811
Aircraft Lease Agreement, dated as of March 17, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

B777-200ER aircraft bearing serial number 35295
Aircraft Lease Agreement, dated as of December 20, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B777-200ER aircraft bearing serial number 32721
Aircraft Lease Agreement, dated as of March 17, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B777-200ER aircraft bearing serial number 29399
Aircraft Lease Agreement, dated as of January 10, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B777-200ER aircraft bearing serial number 32720
Aircraft Lease Agreement, dated as of March 17, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B777-200ER aircraft bearing serial number 32705
Aircraft Lease Agreement, dated as of January 10, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B777-200ER aircraft bearing serial number 28691
Aircraft Lease Agreement, dated as of January 10, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B777-200ER aircraft bearing serial number 29397
Aircraft Lease Agreement, dated as of January 10, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B777-200ER aircraft bearing serial number 32704
Aircraft Lease Agreement, dated as of January 10, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
A330-200 aircraft bearing serial number 739
Aircraft Lease Agreement, dated as of May 04, 2005 (as amended and supplemented), between ILFC Ireland Limited, as Lessor, and *, as Lessee.
Aircraft Headlease Agreement, dated as of May 04, 2005 between ILFC Ireland Limited, as Lessee, and International Lease Finance Corporation, as Lessor.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

A330-200 aircraft bearing serial number 911
Aircraft Lease Agreement, dated as of September 28, 2006 (as amended and supplemented), between ILFC Ireland Limited, as Lessor, and *, as Lessee.
Aircraft Headlease Agreement, dated as of September 28, 2006 between ILFC Ireland Limited, as Lessee, and International Lease Finance Corporation, as Lessor.
*
B737-800 aircraft bearing serial number 30039
Aircraft Lease Agreement, dated as of April 28, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B737-800 aircraft bearing serial number 30675
Aircraft Lease Agreement, dated as of June 20, 2008 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
B737-800 aircraft bearing serial number 30040
Aircraft Lease Agreement, dated as of April 15, 2010 (as amended and supplemented), between *, as Lessor and *, as Lessee
*
B737-800 aircraft bearing serial number 30032
Aircraft Lease Agreement, dated as of August 02, 1999 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B737-800 aircraft bearing serial number 30689
Aircraft Lease Agreement, dated as of September 15, 2000 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B737-800 aircraft bearing serial number 28237
Aircraft Lease Agreement, dated as of February 05, 2009 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
A320-200 aircraft bearing serial number 3425
Aircraft Lease Agreement, dated as of September 24, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Aircraft Headlease Agreement, dated as of September 24, 2007 between ILFC Cayman LTD, as Lessee, and International Lease Finance Corporation, as Lessor.
Intermediate Lease Agreement, dated as of September 24, 2007 between International Lease Finance Corporation, as Lessee, and ILFC Cayman LTD, as Lessor.
A320-200 aircraft bearing serial number 3475
Aircraft Lease Agreement, dated as of September 24, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
Aircraft Headlease Agreement, dated as of September 24, 2007 between ILFC Cayman LTD, as Lessee, and International Lease Finance Corporation, as Lessor.
Intermediate Lease Agreement, dated as of September 24, 2007 between International Lease Finance Corporation, as Lessee, and ILFC Cayman LTD, as Lessor.
A320-200 aircraft bearing serial number 3361
Aircraft Lease Agreement, dated as of September 24, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
Aircraft Headlease Agreement, dated as of September 24, 2007 between ILFC Cayman LTD, as Lessee, and International Lease Finance Corporation, as Lessor.
Intermediate Lease Agreement, dated as of September 24, 2007 between International Lease Finance Corporation, as Lessee, and ILFC Cayman LTD, as Lessor.
A320-200 aircraft bearing serial number 3396
Aircraft Lease Agreement, dated as of September 24, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
Aircraft Headlease Agreement, dated as of September 24, 2007 between ILFC Cayman LTD, as Lessee, and International Lease Finance Corporation, as Lessor.
Intermediate Lease Agreement, dated as of September 24, 2007 between International Lease Finance Corporation, as Lessee, and ILFC Cayman LTD, as Lessor.
*
Boeing 757-200ER aircraft bearing serial number 26332
Aircraft Lease Agreement, dated as of July 24, 2008 (as amended and supplemented), between *, as Lessee and International Lease Finance Corporation, as Lessor.
Aircraft Headlease Agreement, dated as of July 24, 2008, between ILFC (Bermuda) III, Ltd., as Lessee and International Lease Finance Corporation, as Lessor.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Aircraft Intermediate Lease Agreement, dated as of July 24, 2008, between International Lease Finance Corporation, as Lessee and ILFC (Bermuda) III, Ltd., as Lessor.
Boeing 757-200ER aircraft bearing serial number 27351
Aircraft Lease Agreement, dated as of July 24, 2008 (as amended and supplemented), between *, as Lessee and International Lease Finance Corporation, as Lessor.
Aircraft Headlease Agreement, dated as of July 24, 2008, between ILFC (Bermuda) III, Ltd., as Lessee and International Lease Finance Corporation, as Lessor.
Aircraft Intermediate Lease Agreement, dated as of July 24, 2008, between International Lease Finance Corporation, as Lessee and ILFC (Bermuda) III, Ltd., as Lessor.
*
Boeing 757-200ER aircraft bearing serial number 26277
Aircraft Lease Agreement, dated as of June 24, 1993 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
B737-700 aircraft bearing serial number 30649
Aircraft Lease Agreement, dated as of April 18, 2001 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B737-800 aircraft bearing serial number 30652
Aircraft Lease Agreement, dated as of April 18, 2001 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B737-800 aircraft bearing serial number 30721
Aircraft Lease Agreement, dated as of June 29, 2006 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B737-800 aircraft bearing serial number 35284
Aircraft Lease Agreement, dated as of July 31, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B737-800 aircraft bearing serial number 35287
Aircraft Lease Agreement, dated as of July 31, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

*
Boeing 737-800 aircraft bearing serial number 28247
Aircraft Lease Agreement, dated as of June 18, 2008 (as amended and supplemented), between *, as Lessee and International Lease Finance Corporation, as Lessor.
Aircraft Headlease Agreement, dated as of June 18, 2008, between ILFC (Bermuda) III, Ltd., as Lessee and International Lease Finance Corporation, as Lessor.
Aircraft Intermediate Lease Agreement, dated as of June 18, 2008, between International Lease Finance Corporation, as Lessee and ILFC (Bermuda) III, Ltd., as Lessor.
Boeing 737-500 aircraft bearing serial number 25790
Aircraft Lease Agreement, dated as of April 5, 2006 (as amended and supplemented), between *, as Lessee and International Lease Finance Corporation, as Lessor.
Aircraft Headlease Agreement, dated as of April 5, 2006, between International Lease Finance Corporation, as Lessor and ILFC (Bermuda) III, Ltd., as Lessee.
Aircraft Intermediate Lease Agreement, dated as of April 5, 2006, between International Lease Finance Corporation, as Lessee and ILFC (Bermuda) III, Ltd., as Lessor.
*
Boeing 737-400 aircraft bearing serial number 26316
Aircraft Lease Agreement, dated as of July 27, 2000 (as amended and supplemented), between *, as Lessee and International Lease Finance Corporation, as Lessor.
B737-800 aircraft bearing serial number 30033
Aircraft Lease Agreement, dated as of June 27, 2008 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B737-800 aircraft bearing serial number 30643
Aircraft Lease Agreement, dated as of June 27, 2008 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
A319-100 aircraft bearing serial number 2784
Aircraft Lease Agreement, dated as of September 5, 2008 (as amended and supplemented), between Banque AIG, as Lessor, and *, as Lessee.
Lease Novation, dated as of August 21, 2009, among Banque AIG, as Existing Lessor, ILFC France S.A.R.L., as New Lessor, and *, as Lessee.
Aircraft Headlease Agreement, dated as of August 21, 2009, between ILFC France S.A.R.L., as Lessee, and International Lease Finance Corporation, as Lessor.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

A319-100 aircraft bearing serial number 2797
Aircraft Lease Agreement, dated as of September 5, 2008 (as amended and supplemented), between Banque AIG, as Lessor, and *, as Lessee.
Lease Novation, dated as of August 21, 2009, among Banque AIG, as Existing Lessor, ILFC France S.A.R.L., as New Lessor, and *, as Lessee.
Aircraft Headlease Agreement, dated as of August 21, 2009, between ILFC France S.A.R.L., as Lessee, and International Lease Finance Corporation, as Lessor.
*
A320-200 aircraft bearing serial number 3446
Aircraft Lease Agreement, dated as of April 12, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
Aircraft Headlease Agreement, dated as of April 12, 2007 between ILFC (Bermuda) III Ltd., as Lessee, and International Lease Finance Corporation, as Lessor.
Intermediate Lease Agreement, dated as of April 12, 2007 between International Lease Finance Corporation, as Lessee, and ILFC (Bermuda) III Ltd., as Lessor.
A320-200 aircraft bearing serial number 3494
Aircraft Lease Agreement, dated as of April 12, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
Aircraft Headlease Agreement, dated as of April 12, 2007 between ILFC (Bermuda) III Ltd., as Lessee, and International Lease Finance Corporation, as Lessor.
Intermediate Lease Agreement, dated as of April 12, 2007 between International Lease Finance Corporation, as Lessee, and ILFC (Bermuda) III Ltd., as Lessor.
A320-200 aircraft bearing serial number 3473
Aircraft Lease Agreement, dated as of April 12, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
Aircraft Headlease Agreement, dated as of April 12, 2007 between ILFC (Bermuda) III Ltd., as Lessee, and International Lease Finance Corporation, as Lessor.
Intermediate Lease Agreement, dated as of April 12, 2007 between International Lease Finance Corporation, as Lessee, and ILFC (Bermuda) III Ltd., as Lessor.
A320-200 aircraft bearing serial number 3490
Aircraft Lease Agreement, dated as of April 12, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
Aircraft Headlease Agreement, dated as of April 12, 2007 between ILFC (Bermuda) III Ltd., as Lessee, and International Lease Finance Corporation, as Lessor.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Intermediate Lease Agreement, dated as of April 12, 2007 between International Lease Finance Corporation, as Lessee, and ILFC (Bermuda) III Ltd., as Lessor.
Boeing 737-800 aircraft bearing serial number 28245
Aircraft Lease Agreement, dated as of June 17, 2008 (as amended and supplemented), between *, as Lessee and International Lease Finance Corporation, as Lessor.
Aircraft Headlease Agreement, dated as of June 17, 2008, between ILFC (Bermuda) III, Ltd., as Lessee and International Lease Finance Corporation, as Lessor.
Aircraft Intermediate Lease Agreement, dated as of June 17, 2008, between International Lease Finance Corporation, as Lessee, and ILFC (Bermuda) III, Ltd., as Lessor.
Boeing 737-800 aircraft bearing serial number 30640
Aircraft Lease Agreement, dated as of June 17, 2008 (as amended and supplemented), between *, as Lessee and International Lease Finance Corporation, as Lessor.
Aircraft Headlease Agreement, dated as of June 17, 2008, between ILFC (Bermuda) III, Ltd., as Lessee and International Lease Finance Corporation, as Lessor.
Aircraft Intermediate Lease Agreement, dated as of June 17, 2008, between International Lease Finance Corporation, as Lessee, and ILFC (Bermuda) III, Ltd., as Lessor.
*
A330-200 aircraft bearing serial number 503
Aircraft Lease Agreement, dated as of August 8, 2002 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and * as Lessee.
B747-400 aircraft bearing serial number 32867
Aircraft Lease Agreement, dated as of December 20, 2001 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and * as Lessee.
A320-200 aircraft bearing serial number 1924
Aircraft Lease Agreement, dated as of June 21, 2002 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A320-200 aircraft bearing serial number 1949
Aircraft Lease Agreement, dated as of June 21, 2002 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

B747-400 aircraft bearing serial number 32868
Aircraft Lease Agreement, dated as of December 20, 2001 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A330-200 aircraft bearing serial number 519
Aircraft Lease Agreement, dated as of May 19, 2000 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A321-200 aircraft bearing serial number 3399
Aircraft Lease Agreement, dated as of December 14, 2006 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A321-200 aircraft bearing serial number 3372
Aircraft Lease Agreement, dated as of December 14, 2006 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A319-100 aircraft bearing serial number 2279
Aircraft Lease Agreement, dated as of October 07, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A321-200 aircraft bearing serial number 3419
Aircraft Lease Agreement, dated as of September 27, 2006 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A321-200 aircraft bearing serial number 3401
Aircraft Lease Agreement, dated as of September 27, 2006 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B777-300ER aircraft bearing serial number 35297
Aircraft Lease Agreement, dated as of September 13, 2006 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A321-200 aircraft bearing serial number 3441
Aircraft Lease Agreement, dated as of June 01, 2006 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

A319-100 aircraft bearing serial number 3065
Aircraft Lease Agreement, dated as of December 16, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A321-200 aircraft bearing serial number 3051
Aircraft Lease Agreement, dated as of December 16, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A320-200 aircraft bearing serial number 2721
Aircraft Lease Agreement, dated as of July 21, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B747-400 aircraft bearing serial number 32869
Aircraft Lease Agreement, dated as of December 20, 2001 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B777-300ER aircraft bearing serial number 32724
Aircraft Lease Agreement, dated as of December 07, 2000 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B777-300ER aircraft bearing serial number 32711
Aircraft Lease Agreement, dated as of September 23, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B747-400ERF aircraft bearing serial number 32870
Aircraft Lease Agreement, dated as of September 17, 2001 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B777-300ER aircraft bearing serial number 32850
Aircraft Lease Agreement, dated as of March 07, 2002 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B777-300ER aircraft bearing serial number 32852
Aircraft Lease Agreement, dated as of January 23, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

B747-400 aircraft bearing serial number 32871
Aircraft Lease Agreement, dated as of January 23, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A330-200 aircraft bearing serial number 584
Aircraft Lease Agreement, dated as of January 23, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B777-300ER aircraft bearing serial number 32725
Aircraft Lease Agreement, dated as of July 01, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B777-300ER aircraft bearing serial number 32723
Aircraft Lease Agreement, dated as of December 07, 2000 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
Airbus A321-200 aircraft bearing serial number 1658
Aircraft Lease Agreement, dated as of December 20, 2001 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee
Airbus A330-200 aircraft bearing serial number 465
Aircraft Lease Agreement, dated as of May 19, 2000 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee
Airbus A330-200 aircraft bearing serial number 458
Aircraft Lease Agreement, dated as of May 19, 2000 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
Boeing 777-200ER aircraft bearing serial number 32698
Aircraft Lease Agreement, dated as of June 14, 2001 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
Boeing 777-200ER aircraft bearing serial number 32308
Aircraft Lease Agreement, dated as of December 20, 2001 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
Boeing 777-200ER aircraft bearing serial number 28684
Aircraft Lease Agreement, dated as of August 1, 2000 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Boeing 777-200ER aircraft bearing serial number 28683
Aircraft Lease Agreement, dated as of August 1, 2000 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
B767-300 aircraft bearing serial number 29390
Aircraft Lease Agreement, dated as of December 13, 2006 (as amended and supplemented), between ILFC Ireland Limited, as Lessor, and *, as Lessee.
Aircraft Headlease Agreement, dated as of December 13, 2006 between ILFC Ireland Limited, as Lessee, and International Lease Finance Corporation, as Lessor.
*
B737-700 aircraft bearing serial number 30717
Aircraft Lease Agreement, dated as of July 13, 2006 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
Airbus A321-200 aircraft bearing serial number 1720
Aircraft Lease Agreement, dated as of February 6, 2009 (as amended and supplemented), between ILFC Ireland Limited, as Lessor, and *, as Lessee.
Aircraft Headlease Agreement, dated as of February 6, 2009, between ILFC (Bermuda) III, Ltd., as Lessee and International Lease Finance Corporation, as Lessor.
Aircraft Intermediate Lease Agreement, dated as of February 6, 2009, between ILFC Ireland Limited, as Intermediate Lessee and ILFC (Bermuda) III, Ltd., as Intermediate Lessor.
Airbus A320-200 aircraft bearing serial number 1777
Aircraft Lease Agreement, dated as of February 6, 2009 (as amended and supplemented), between ILFC Ireland Limited, as Lessor, and *, as Lessee.
Aircraft Headlease Agreement, dated as of February 6, 2009, between ILFC (Bermuda) III, Ltd., as Lessee and International Lease Finance Corporation, as Lessor.
Aircraft Intermediate Lease Agreement, dated as of February 6, 2009, between ILFC Ireland Limited, as Intermediate Lessee and ILFC (Bermuda) III, Ltd., as Intermediate Lessor.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

*
A320-200 aircraft bearing serial number 1110
Aircraft Lease Agreement, dated as of September 07, 1999 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A319-100 aircraft bearing serial number 1223
Aircraft Lease Agreement, dated as of September 07, 1999 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A319-100 aircraft bearing serial number 1281
Aircraft Lease Agreement, dated as of September 07, 1999 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A319-100 aircraft bearing serial number 1463
Aircraft Lease Agreement, dated as of February 01, 2000 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
A340-600 aircraft bearing serial number 706
Aircraft Lease Agreement, dated as of March 05, 2004 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A340-600 aircraft bearing serial number 723
Aircraft Lease Agreement, dated as of March 05, 2004 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
B737-800 aircraft bearing serial number 30658
Aircraft Lease Agreement, dated as of May 08, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B737-800 aircraft bearing serial number 30665
Aircraft Lease Agreement, dated as of May 08, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B737-800 aircraft bearing serial number 32798
Aircraft Lease Agreement, dated as of May 08, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

*
A320-200 aircraft bearing serial number 2798
Aircraft Lease Agreement, dated as of April 22, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A320-200 aircraft bearing serial number 3083
Aircraft Lease Agreement, dated as of February 17, 2006 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A320-200 aircraft bearing serial number 2794
Aircraft Lease Agreement, dated as of April 22, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A320-200 aircraft bearing serial number 2785
Aircraft Lease Agreement, dated as of April 22, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A320-200 aircraft bearing serial number 2761
Aircraft Lease Agreement, dated as of April 22, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A320-200 aircraft bearing serial number 2988
Aircraft Lease Agreement, dated as of April 22, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
A330-200 aircraft bearing serial number 635
Aircraft Lease Agreement, dated as of December 16, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B737-800 aircraft bearing serial number 35279
Aircraft Lease Agreement, dated as of May 24, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
Airbus A330-200 aircraft bearing serial number 501
Aircraft Lease Agreement, dated as of July 12, 2001 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

*
B737-800 aircraft bearing serial number 30724
Aircraft Lease Agreement, dated as of January 24, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
B737-800 aircraft bearing serial number 30730
Aircraft Lease Agreement, dated as of December 11, 2006 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A330-200 aircraft bearing serial number 625
Aircraft Lease Agreement, dated as of August 03, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A330-200 aircraft bearing serial number 632
Aircraft Lease Agreement, dated as of August 03, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
Currently Off-Lease
Boeing 767-300ER aircraft bearing serial number 29388

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.